SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-14

                                                            ----
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /_X__/
                                                            ----
         Pre-Effective Amendment No. __                    /____/
                                                            ----
         Post-Effective Amendment No. ___                  /____/

                        (Check appropriate box or boxes)

                          JOHN HANCOCK INVESTMENT TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             101 Huntington Avenue, Boston, Massachusetts 02199-7603
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                (Address of principal executive office) Zip Code

                                 (617) 375-1702
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              (Registrant's Telephone Number, including Area Code)

                              Susan S. Newton, Esq.
                           John Hancock Advisers, LLC
                              101 Huntington Avenue
                                Boston, MA 02199
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Title of Securities Being Registered: shares of beneficial interest of John Hancock Investment Trust.

Approximate Date of Proposed Public Offering: As soon as practicable after the effectiveness of the registration statement.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. This Registration Statement relates to shares previously registered on Form N-1A (File Nos. 2-10156 and 811-0560).

It is proposed that this filing will become effective on September 28, 2003 pursuant to Rule 488 under the Securities Act of 1933.

IMPORTANT INFORMATION

Dear Fellow Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in John Hancock Large Cap Spectrum Fund and/or John Hancock Dividend Performers Fund. The enclosed proxy statement contains information about proposals to approve the reorganizations of each of these funds into another John Hancock fund, John Hancock Sovereign Investors Fund. If the reorganization of your Fund is approved, shareholders of your Fund will become shareholders of Sovereign Investors Fund upon the closing of the reorganizations and will receive shares of Sovereign Investors Fund in proportion to the value of your shares in Large Cap Spectrum Fund and/or Dividend Performers Fund. Each reorganization is a separate proposal and will not be affected by the result of the other reorganization.

Why are the reorganizations being proposed?

The reorganizations are intended to consolidate each of these equity funds that focus on large capitalization issuers into one fund pursing a core, large cap strategy. The surviving fund, Sovereign Investors Fund, is an established large capitalization equity fund. Sovereign Investors Fund holds similar securities to Large Cap Spectrum Fund and Dividend Performers Fund and follows an investment approach that is slightly different than Large Cap Spectrum Fund's investment approach and substantially similar to Dividend Performers Fund's investment approach. Sovereign Investors Fund also has a long-term track record and a substantially larger asset size than either Large Cap Spectrum or Dividend Performers Fund.

The combined fund may be better positioned in the market to increase asset size and achieve economies of scale. Each fund incurs substantial operating costs for insurance, accounting, legal, and custodial services. The combination of these funds resulting from the reorganization may enable you to benefit from the ability to achieve better net prices on securities trades and spread fixed expenses in a manner that may contribute to a lower expense ratio in the long term than each fund would achieve separately.

Impact on Fund Expenses

It is important to note that your fund expenses will not increase as a result of either reorganization. In fact, expenses of the Sovereign Investors Fund after the reorganization are expected to be lower than both Large Cap Spectrum Fund's and Dividend Performers Fund's operating expenses before and after fee reductions.

Your Vote Matters

After careful consideration, your fund's trustees have unanimously approved the reorganization of each of John Hancock Large Cap Spectrum Fund and John Hancock Dividend Performers Fund into John Hancock Sovereign Investors Fund. The enclosed proxy statement contains further explanation and important details of the reorganizations, which I strongly encourage you to read before voting. If approved by the shareholders, the reorganizations are scheduled to take place at the close of business on December 5, 2003.

Your vote makes a difference, no matter what the size of your investment. Please review the enclosed proxy materials and submit your vote promptly to help us avoid the need for additional mailings. For your convenience, you may vote one of three ways: via telephone by calling 1-866-241-6192; via mail by returning the enclosed voting card; or via the Internet by visiting www.jhfunds.com and selecting the shareholder entryway. If you have any questions or need additional information, please contact a John Hancock Funds Customer Service Representative at 1-800-225-5291 between 8:00 A.M. and 8:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.

Sincerely,

Maureen Ford Goldfarb
Chairman and Chief Executive Officer

JOHN HANCOCK Dividend Performers Fund
(a series of John Hancock Institutional Series Trust)
JOHN HANCOCK LARGE CAP SPECTRUM FUND
(a series of John Hancock Equity Trust)
(each a "fund")

101 Huntington Avenue
Boston, MA 02199

Notice of Joint Special Meeting of Shareholders
Scheduled for December 3, 2003

This is the formal agenda for each fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of each fund:

A joint shareholder meeting for the funds will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, December 3, 2003, at 9:00 A.M., Eastern Time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization between John Hancock Large Cap Spectrum Fund ("your fund" or "Large Cap Spectrum Fund") and John Hancock Sovereign Investors Fund ("Sovereign Investors Fund"). Under this agreement, your fund would transfer all of its assets to Sovereign Investors Fund in exchange for Class A, B and C shares of Sovereign Investors Fund. These shares would be distributed proportionately to you and the other shareholders of Large Cap Spectrum Fund. Sovereign Investors Fund would also assume Large Cap Spectrum Fund's liabilities. Large Cap Spectrum Fund's board of trustees recommends that you vote FOR this proposal.

2. A proposal to approve an Agreement and Plan of Reorganization between John Hancock Dividend Performers Fund ("your fund" or "Dividend Performers Fund") and John Hancock Sovereign Investors Fund ("Sovereign Investors Fund"). Under this agreement, your fund would transfer all of its assets to Sovereign Investors Fund in exchange for Class I shares of Sovereign Investors Fund. These shares would be distributed proportionately to you and the other shareholders of Dividend Performers Fund. Sovereign Investors Fund would also assume Dividend Performers Fund's liabilities. Dividend Performers Fund's board of trustees recommends that you vote FOR this proposal.

3. Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on October 6, 2003 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, it may result in additional shareholder solicitation.

By order of the board of trustees,

Susan S. Newton
Secretary

October 8, 2003

PROXY STATEMENT of

John Hancock Dividend Performers Fund
a series of John Hancock Institutional Series Trust
("Dividend Performers Fund," an "Acquired Fund," or "your fund")

John Hancock Large Cap Spectrum Fund
a series of John Hancock Equity Trust
("Large Cap Spectrum Fund," an "Acquired Fund" or "your fund")

PROSPECTUS for

John Hancock Sovereign Investors Fund
a series of John Hancock Investment Trust
(the "Acquiring Fund" or "Sovereign Investors Fund")

The address of each Acquired Fund and the Acquiring Fund is 101 Huntington Avenue, Boston, Massachusetts 02199.

                                   * * * * * *

This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganizations. Please read it carefully and retain it for future reference.

               Acquired Fund      Acquiring Fund      Shareholders Entitled to Vote
Proposal 1     Large Cap          Sovereign           Large Cap Spectrum Fund
               Spectrum Fund      Investors Fund      shareholders
Proposal 2     Dividend           Sovereign           Dividend Performers Fund
               Performers Fund    Investors Fund      shareholders

How Each Reorganization Will Work

o Each Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume the Acquired Fund's liabilities.

o The Acquiring Fund will issue Class A, Class B and Class C shares to Large Cap Spectrum Fund in amounts equal to the value of its net assets attributable to its Class A, Class B and Class C shares, respectively. These shares will be distributed to each shareholder of Large Cap Spectrum Fund in proportion to their holdings of the respective Class of shares on the reorganization date.

o The Acquiring Fund will issue Class I shares to Dividend Performers Fund in an amount equal to the value of Dividend Performers Fund's net assets. These shares will be distributed to Dividend Performers Fund's shareholders in proportion to their holdings on the reorganization date.

o Each Acquired Fund will be terminated and fund shareholders will become shareholders of the Acquiring Fund.

o The reorganization is intended to result in no income, gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund or the shareholders of the Acquired Fund.

Rationale for the Reorganizations

The reorganizations are intended to consolidate each of these equity funds that focus on large capitalization issuers into one fund pursuing a large cap, core strategy. The Acquiring Fund is an established large capitalization equity fund. Sovereign Investors Fund holds similar securities but follows a slightly different investment approach than either Acquired Fund. The Acquiring Fund also has a long-term track record and a larger asset size than either Acquired Fund.

The combined fund may be better positioned in the market to increase asset size and achieve economies of scale. Each fund incurs substantial operating costs for insurance, accounting, legal, and custodial services. The combination of these funds resulting from the reorganization may enable you to benefit from the ability to achieve better net prices on securities trades and spread fixed expenses in a manner that may contribute to a lower expense ratio in the long term than each fund would achieve separately.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission. The Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Where to Get More Information

Large Cap Spectrum Fund
Shareholders:

Class A, B, and C prospectus             In the same envelope as this proxy
of Sovereign Investors Fund dated        statement and prospectus. These
March 1, 2003 as revised                 documents are incorporated by reference
October 1, 2003.                         into (and therefore legally part of)
                                         this proxy statement and prospectus.

Dividend Performers Fund
Shareholders:

Class I prospectus of Sovereign
Investors Fund dated March 1, 2003
as revised October 1, 2003.

The annual report to
shareholders dated December 31,
2002 and the semiannual report
to shareholders dated June 30,
2003 of Sovereign Investors
Fund.

Prospectus of Dividend
Performers Fund, dated July 1,
2003.

Prospectus of Large Cap Spectrum
Fund, dated March 1, 2003 as
revised October 1, 2003.

The annual report to                   On file with the Securities and
shareholders dated February 28,        Exchange Commission ("SEC") or
2003 of Dividend Performers Fund.      available at no charge by calling our
                                       toll-free number: 1-800-225-5291.
The annual report to                   Incorporated by reference into (and
shareholders dated October 31,         therefore legally part of) this proxy
2002 and semi-annual report to         statement and prospectus.
shareholders dated April 30,
2003 of Large Cap Spectrum Fund.

A combined statements of
additional information dated
October 8, 2003. They contain
additional information about the
Acquired Funds and the Acquiring
Fund.

To ask questions about this            Call our toll-free telephone number:
proxy statement and prospectus.        1-800-225-5291

The date of this proxy statement and prospectus is October 8, 2003.

                                TABLE OF CONTENTS

                                                                            Page

INTRODUCTION
PROPOSAL 1-- LARGE CAP SPECTRUM FUND
  Summary
  Comparison of Investment Risks
  Comparison of Investment Performance
  Proposal to Approve the Agreement and Plan of Reorganization
PROPOSAL 2-- DIVIDEND PERFORMERS FUND
  Summary
  Comparison of Investment Risks
  Comparison of Investment Performance
  Proposal to Approve the Agreement and Plan of Reorganization
PAST PERFORMANCE OF EACH FUND
FURTHER INFORMATION ON EACH REORGANIZATION
CAPITALIZATION
ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES
BOARDS' EVALUATION AND RECOMMENDATION
VOTING RIGHTS AND REQUIRED VOTE
INFORMATION CONCERNING THE MEETING
OWNERSHIP OF SHARES OF THE FUNDS
EXPERTS
AVAILABLE INFORMATION
EXHIBIT A-- Form of Agreement and Plan of Reorganization

INTRODUCTION

This proxy statement and prospectus is being used by the Acquired Funds' boards of trustees to solicit proxies to be voted at a special meeting of each Acquired Fund's shareholders. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, December 3, 2003 at 9:00 A.M., Eastern Time. The purpose of the meeting is to consider proposals to approve Agreements and Plans of Reorganization (each an "Agreement") providing for the reorganization of the Acquired Funds into the Acquiring Fund (each, a "Reorganization"). This proxy statement and prospectus is being mailed to your fund's shareholders on or about October 8, 2003.

For each proposal, this proxy statement and prospectus includes information that is specific to that proposal, including a comparison summary. You should read the entire proxy statement carefully, including Exhibit A and the enclosed prospectus and annual and semiannual reports of Sovereign Investors Fund, because they contain details that are not in the summary.

Who is Eligible to Vote?

Shareholders of record on October 6, 2003 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreements. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL 1
Approval of Agreement and Plan of Reorganization Between
Large Cap Spectrum Fund and Sovereign Investors Fund

A proposal to approve an Agreement and Plan of Reorganization between Large Cap Spectrum Fund and Sovereign Investors Fund. Under this Agreement, Large Cap Spectrum Fund would transfer all of its assets to Sovereign Investors Fund in exchange for Class A, B and C shares of Sovereign Investors Fund. These shares would be distributed proportionately to the shareholders of Large Cap Spectrum Fund. Sovereign Investors Fund would also assume Large Cap Spectrum Fund's liabilities. Large Cap Spectrum Fund's board of trustees recommends that shareholders vote FOR this proposal.

SUMMARY

Comparison of Large Cap Spectrum Fund to Sovereign Investors Fund

     COMPARISON OF FUNDS AND INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES

                Large Cap Spectrum Fund             Sovereign Investors Fund

Business        A non-diversified series of         A diversified series of
                John Hancock Equity Trust,          John Hancock Investment
                an open-end investment              Trust, an open-end
                management company organized        investment management
                as a Massachusetts business         company organized as a
                trust.                              Massachusetts business
                                                    trust.

Net assets as   $17.5 million                       $1,252.0 million
of June 30,
2003

Investment      Investment Adviser:                 Investment Adviser:
adviser,        John Hancock Advisers, LLC          John Hancock Advisers, LLC
subadviser and  -Responsible for the core
portfolio       portion of the fund and             Portfolio managers:
managers        supervising the subadvisers         John F. Snyder, III
                for the growth and value            -Joined fund team in 1983
                portions of the fund                -Joined Adviser in 1991
                                                    -Began business career in
                Subadviser:                         1971
                Alliance Capital Management
                L.P.                                Barry H. Evans, CFA
                -Responsible for growth             -Joined fund team in 1996
                portion of fund                     -Joined Adviser in 1986
                -Provides investment                -Began business career in
                advisory services to                1986
                individual and institutional
                investors                           Peter M. Schofield, CFA
                -Supervised by the Adviser          -Joined fund team in 1996
                -Founded in 1971                    -Joined Adviser in 1996
                                                    -Began business career in
                Bernstein Investment                1984
                Research & Management Unit
                -Responsible for value
                portion of fund
                -Unit of Alliance Capital
                Management L.P.
                -Supervised by the Adviser

                Portfolio managers:
                U.S.-based team including
                members of the Adviser and
                each subadviser responsible
                for day-to-day investment
                management

Investment      The fund seeks long-term            The fund seeks long-term
objective       growth of capital.                  growth of capital and
                                                    income without assuming
                This objective is                   undue market risks.
                non-fundamental and can be
                changed without shareholder         This objective is
                approval.                           fundamental and can only be
                                                    changed with shareholder
                                                    approval.

Primary         The fund normally invests at        The fund normally invests
investments     least 80% of its assets in          at least 80% of its stock
                stocks of                           investments in a
                large-capitalization                diversified portfolio of
                companies (companies in the         companies with market
                capitalization range of the         capitalizations within the
                Standard & Poor's 500 index,        range of the Standard &
                which was $______ million to        Poor's 500 Index, which was
                $_____ billion on August 31,        $______ million to $______
                2003).                              billion as of August 31,
                                                    2003.

     COMPARISON OF FUNDS AND INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES

                Large Cap Spectrum Fund             Sovereign Investors Fund

                                                    At least 65% of the fund's
                                                    stock investments are
                                                    "dividend performers"
                                                    (companies whose dividend
                                                    payments have increased
                                                    steadily for ten years).
                                                    Historically, these
                                                    companies have tended to
                                                    have large or medium
                                                    capitalizations.

                                                    The fund may invest in
                                                    bonds of any maturity, with
                                                    up to 5% of assets in junk
                                                    bonds rated as low as C and
                                                    their unrated equivalents.

                                                    Under normal circumstances,
                                                    the fund may not invest
                                                    more than 10% of assets in
                                                    cash or cash equivalents.

Investment      The fund's assets are               In managing the portfolio,
Strategies      managed according to three          the managers use
                separate investment                 fundamental financial
                strategies: growth, core            analysis to identify
                and value. The fund's               individual companies with
                assets are allocated to             high-quality income
                reflect an optimal                  statements, substantial
                combination as determined by        cash reserves and
                the Adviser's: (1)                  identifiable catalysts for
                assessment of three                 growth, which may be new
                strategies' historical risk,        products or benefits from
                return and correlation, and         industry-wide growth.  The
                (2) long-term strategic view        managers generally visit
                of the relative                     companies to evaluate the
                attractiveness of the three         strength and consistency of
                strategies.                         their management strategy.
                                                    Finally, the managers look
                Growth strategy.  In                for stocks that are
                managing the growth portion         reasonably priced relative
                of the portfolio, the               to their earnings and
                managers seek to identify           industry.
                companies with above-average
                earnings growth prospects
                that are not fully reflected
                in current market
                valuations. They emphasize
                stock selection, relying
                heavily upon the fundamental
                analysis and research of
                their internal research
                staff. They favor companies
                with strong management,
                superior industry positions
                and excellent balance sheets.

                Core strategy. In managing
                the core portion of the
                portfolio, the managers look
                for companies that are
                undervalued and/or offer the
                potential for above-average
                earnings growth. The
                managers employ a
                combination of proprietary
                financial models and
                bottom-up, fundamental
                financial research to
                identify companies that are
                selling at what appear to be
                substantial discounts to
                their long-term intrinsic
                value. These companies often
                have identifiable catalysts
                for growth, such as new
                products, business
                reorganizations or mergers.

                Value strategy. The
                managers of the value
                portion of the fund look for
                companies that they believe
                are undervalued. They employ
                a fundamental value
                approach, focusing on the
                relationship between a
                security's current price and
                its intrinsic economic
                value, as measured by
                earnings power and dividend
                paying capability.

Foreign         The fund may invest up to           The fund typically invests
Securities      20% of assets in foreign            in U.S. companies but may
                securities.                         invest in
                                                    dollar-denominated or
                                                    traded foreign securities.

Diversification The fund is non-diversified         The fund is diversified,
                and may invest up to 10% of         which means that, with
                assets in securities of             respect to 75% of total
                individual companies.               assets, the fund cannot
                                                    invest (i) more than 5% of
                                                    total assets in securities
                                                    of a single issuer or (ii)
                                                    in securities representing
                                                    more than 10% of the
                                                    outstanding voting
                                                    securities of an issuer.
                                                    In addition, the fund may
                                                    not invest more than 5% of
                                                    its assets in any one
                                                    security.

Active Trading  Each fund may trade securities actively.

     COMPARISON OF FUNDS AND INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES

                Large Cap Spectrum Fund             Sovereign Investors Fund

Derivatives     The fund may make limited           The fund may make limited
                use of certain derivatives          use of certain derivatives
                (investments whose value is         (investments whose value is
                based on indexes, securities        based on indexes).
                or currencies).

Temporary       In abnormal circumstances,          For temporary defensive
defensive       the fund                            purposes, the fund may
positions       may temporarily invest more         invest some or all of its
                than 20%                            assets in investment grade
                of its assets in                    short-term securities.
                investment-grade short-term
                securities, cash and cash
                equivalents.

In deciding whether to approve the Reorganization, you should consider the similarities and differences between your fund and Sovereign Investors Fund. In particular, you should consider whether the amount and character of investment risk involved in the authorized investments of Sovereign Investors Fund is commensurate with the amount of risk involved in the authorized investments of your fund. Both funds seek growth of capital. Sovereign Investors Fund also seeks income, whereas your fund's investment objective does not include an income component. Although both funds invest in companies that are considered large-cap within the same capitalization range, they have different investment strategies. Your fund's assets are allocated among and managed according to three separate investment strategies: growth, core and value. Sovereign Investors Fund is managed as a single investment portfolio with an emphasis on investments in "dividend performers", companies whose dividend payments have increased steadily for ten years, have identifiable catalysts for growth and are reasonably priced relative to their earnings and industry. If the Reorganization between your fund and Sovereign Investors Fund takes place, you will continue to hold shares of a fund that invests in large-cap stocks, but the investment strategy will be focused upon dividend growth rather than a blend of growth, core and value strategies. In addition, Sovereign Investors Fund has no stated limit on investments in fixed income securities, although this has not been a principal investment strategy of the fund historically.

                     COMPARISON OF CLASSES OF SHARES

Class A            The Class A shares of both funds have the same
sales              characteristics and fee structure.
charges and        o Class A shares are offered with front-end sales charges
12b-1 fees         ranging from 2% to 5% of the fund's offering price,
                   depending on the amount invested.
                   o Class A shares are subject to a 12b-1 distribution fee equal to 0.30% annually of average net assets.
                   o There is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge ranging from 0.25% to 1.00% on shares sold within one year of purchase.
                   o Investors can combine multiple purchases of Class A shares to take advantage of breakpoints in the sales charge schedule.
                   o Sales charges are waived for the categories of investors listed in the funds' prospectuses.

Class B            The Class B shares of both funds have the same
sales              characteristics and fee structure.
charges            o Class B shares are offered without a front-end sales
and   12b-1        charge, but are subject to a contingent deferred sales
fees               charge (CDSC) if sold within six years after purchase. The
                   CDSC ranges from 1.00% to 5.00% depending on how long the shares are held. No CDSC is imposed on shares held more than six years.
                   o Class B shares are subject to 12b-1 distribution and service fees equal to 1.00% annually of average net assets.
                   o CDSCs are waived for the categories of investors listed in the funds' prospectus.
                   o Class B shares automatically convert to Class A shares after eight years.

Class C            The Class C shares of both funds have the same
sales              characteristics and fee structure.
charges and        o Class C shares are offered with a front-end sales charge
12b-1 fees         equal to 1.00% of the fund's offering price.
                   o Class C shares are subject to a contingent deferred sales charge of 1.00% on shares sold within one year of purchase.
                   o Class C shares are subject to 12b-1 distribution and service fees equal to 1.00% annually of

                     COMPARISON OF CLASSES OF SHARES

                   average net assets.
                   o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of the investment.

 12b-1 fees        o These fees are paid out of a fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.

           COMPARISON OF BUYING, SELLING AND EXCHANGING SHARES

Buying shares          Investors may buy shares at their public offering price
                       through a financial representative or the funds' transfer agent, John Hancock Signature Services, Inc.
                       After October 6, 2003, investors will not be allowed to open new accounts in Large Cap Spectrum Fund but can add to existing accounts.

Minimum initial        Class A, Class B and Class C Shares: $1,000 for
investment             non-retirement accounts and $250 for retirement accounts
                       and group investments.

Exchanging             Shareholders may exchange their shares at net asset
shares                 value with no sales charge for shares of the same class
                       of any other John Hancock fund.

Selling shares         Shareholders may sell their shares by submitting a
                       proper written or telephone request to John Hancock
                       Signature Services, Inc.

Net asset value        All purchases, exchanges and sales are made at a price
                       based on the next determined net asset value (NAV) per share of the fund. Both funds' NAVs are determined at the close of regular trading on the New York Stock
                       Exchange, which is normally 4:00 P.M. Eastern Time.

The Funds' Expenses

Shareholders of both funds pay various expenses, either directly or indirectly. The following expense tables show the expenses for Sovereign Investors Fund for the twelve month period ended June 30, 2003. Future expenses for all share classes may be greater or less. The tables also show the hypothetical ("pro forma") expenses of Sovereign Investors Fund assuming the reorganization with Large Cap Spectrum Fund occurred on June 30, 2002. The expenses shown in the tables are based on fees and expenses incurred during the twelve month period ended June 30, 2003.

As described in Proposal 2, the board of trustees of another John Hancock fund, John Hancock Dividend Performers Fund, has recommended that Dividend Performers Fund also reorganize into Sovereign Investors Fund. The Reorganization of Large Cap Spectrum Fund with Sovereign Investors Fund, however, does not depend upon whether the Reorganization involving Dividend Performers Fund occurs.

                                                              Sovereign
                                                              Investors
                                                                Fund
                                                             (Pro Forma
                                                             for the 12
                                                               months
                                                           ended 6/30/03)
                                                              (Assuming
                                     Large Cap  Sovereign  reorganization
                                      Spectrum  Investors  with Large Cap
                                        Fund       Fund    Spectrum Fund)

Shareholder transaction expenses      Class A    Class A       Class A
Maximum sales charge (load) imposed    5.00%      5.00%         5.00%
on purchases (as a % of purchase
price)
Maximum sales charge imposed on         none       none         None
reinvested dividends
Maximum deferred sales charge           none       none         none
(load) as a % of purchase or sale
price, whichever is less (1)
Redemption fee (2)                      none       none         none
Exchange fee                            none       none         none

Annual fund operating expenses        Class A    Class A       Class A
(as a % of average net assets)
Management fee                         0.85%      0.58%         0.58%
Distribution and service (12b-1) fee   0.30%      0.30%         0.30%
Other expenses                         1.34%      0.34%         0.35%
Total fund operating expenses          2.49%      1.22%         1.23%
Expense reimbursement                 (0.99%)(3)   n/a           n/a
Net fund operating expenses            1.50%      1.22%         1.23%

----------
(1) Except for investments of $1 million or more.
(2) Does not include wire redemption fee (currently $4.00).
(3) At least until February 28, 2004.

                                                               Sovereign
                                                               Investors
                                                                  Fund
                                                               (Pro Forma
                                                               for the
                                                               12 months
                                                               ended
                                                                6/30/03)
                                                               (Assuming
                                                             reorganization
                                                                  with
                                        Large Cap   Sovereign  Large Cap
                                         Spectrum   Investors  Spectrum
                                           Fund       Fund       Fund)

Shareholder transaction expenses         Class B     Class B    Class B
Maximum sales charge (load) imposed on     none       none        none
purchases (as a % of purchase price)
Maximum sales charge imposed on            none       none        none
reinvested dividends
Maximum deferred sales charge (load)      5.00%       5.00%      5.00%
as a % of purchase or sale price,
whichever is less
Redemption fee(1)                          none       none        none
Exchange fee                               none       none        none

Annual fund operating expenses           Class B     Class B    Class B
(as a % of average net assets)
Management fee                            0.85%       0.58%      0.58%
Distribution and service (12b-1) fee      1.00%       1.00%      1.00%
Other expenses                            1.34%       0.34%      0.35%
Total fund operating expenses             3.19%       1.92%      1.93%
Expense reduction                        (0.99%)(2)    n/a        n/a
Net fund operating expenses               2.20%       1.92%      1.93%

----------
(1) Does not include wire redemption fee (currently $4.00).
(2) At least until February 28, 2004.

                                                                 Sovereign
                                                                 Investors
                                                                   Fund
                                                                (Pro Forma
                                                                for the 12
                                                                  months
                                                                   ended
                                                                 6/30/03)
                                                                 (Assuming
                                                                reorganization
                                                                with Large
                                         Large Cap   Sovereign      Cap
                                         Spectrum    Investors   Spectrum
                                           Fund        Fund        Fund)

Shareholder transaction expenses          Class C     Class C     Class C
Maximum sales charge (load) imposed on     1.00%       1.00%       1.00%
purchases (as a % of purchase price)
Maximum sales charge imposed on            none        none        none
reinvested dividends
Maximum deferred sales charge (load)       1.00%       1.00%       1.00%
as a % of purchase or sale price,
whichever is less
Redemption fee (1)                         none        none        none
Exchange fee                               none        none        none

Annual fund operating expenses            Class C     Class C     Class C
(as a % of average net assets)
Management fee                             0.85%       0.58%       0.58%
Distribution and service (12b-1) fee       1.00%       1.00%       1.00%
Other expenses                             1.34%       0.34%       0.35%
Total fund operating expenses              3.19%       1.92%       1.93%
Expense reduction                         (0.99%)(2)    n/a         n/a
Net fund operating expenses                2.20%       1.92%       1.93%

----------
(1) Does not include wire redemption fee (currently $4.00).
(2) At least until February 28, 2004.

Examples

The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods for your fund and Sovereign Investors Fund, based on fees and expenses incurred during the twelve month period ended June 30, 2003. Pro forma expenses are included assuming a reorganization with your fund and Sovereign Investors Fund. Each example assumes that you reinvested all dividends and that the average annual return was 5%. For Large Cap Spectrum Fund, the example assumes the expense limitation is in place through February 2004. The pro forma examples are for comparison purposes only and are not a representation of Sovereign Investors Fund's actual expenses or returns, either past or future.

                                                                 Sovereign
                                                               Investors Fund
                                                                (Pro Forma)
                                                                 (Assuming
                                                               reorganization
                   Large Cap Spectrum     Sovereign Investors  with Large Cap
Class A                    Fund                   Fund         Spectrum Fund)

Year 1                      $716                  $618               $619
Year 3                    $1,214                  $868               $871
Year 5                    $1,738                $1,137             $1,142
Year 10                   $3,167                $1,903             $1,914

Class B-- assuming redemption at end of period

Year 1                      $797                  $695               $696
Year 3                    $1,260                  $903               $906
Year 5                    $1,847                $1,237             $1,242
Year 10                   $3,316                $2,061             $2,072

Class B-- assuming no redemption

 Year 1                     $297                  $195               $196
 Year 3                     $960                  $603               $606
 Year 5                   $1,647                $1,037             $1,042
Year 10                   $3,316                $2,061             $2,072

Class C-- assuming redemption at end of period

Year 1                      $493                  $392               $393
Year 3                    $1,050                  $697               $700
Year 5                    $1,731                $1,126             $1,131
Year 10                   $3,542                $2,321             $2,331

Class C-- assuming no redemption

Year 1                      $394                  $293               $294
Year 3                    $1,050                  $697               $700
Year 5                    $1,731                $1,126             $1,131
Year 10                   $3,542                $2,321             $2,331

Advisory Fees

Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets:

                  Large Cap Spectrum Fund

Fee Rate (all asset levels)                   0.85%

                  Sovereign Investors Fund

Fund Asset Breakpoints                        Fee Rate

 First $750 million                           0.60%
 Next $750 million to $1.5 billion            0.55%
 Next $1.5 billion to $2.5 billion            0.50%
 Amount over $2.5 billion                     0.45%

Your fund's subadviser is Alliance Capital Management, L.P. ("Alliance"). Alliance is responsible for providing investment advice to the fund with respect to the fund's growth investment strategies, subject to the review of the Trustees and overall supervision of the Adviser. Bernstein Investment Research & Management Unit ("Bernstein," and together with Alliance, the "Subadvisers") is responsible for the value investment strategies portion of the fund, subject to the review of the Trustees and overall supervision of the Adviser. Alliance and Bernstein receive their compensation directly from the Adviser, not the fund. For the first year, beginning on the date the fund commenced operations, the Adviser paid the Subadvisers a subadvisory fee at an annual rate of 0.500% of the average net assets. Thereafter, the fee is calculated at the following annual rates: 0.900% on the first $20 million of average net assets managed by the Subadvisers; 0.750% on the next $20 million of average net assets managed by the Subadvisers; 0.600% on the next $20 million of average net assets managed by the Subadvisers; 0.400% on the next $40 million of average net assets managed by the Subadvisers; and 0.300% on the next average net assets in excess of $100 million managed by the Subadvisers.

Summary of Expense Comparison

The pro forma expenses of Sovereign Investors Fund are lower than your fund's expenses, both before and after your fund's expense reimbursement, for all share classes. In addition, Sovereign Investors Fund's pro forma management fee rate is lower than your fund's management fee rate of at all asset levels and both funds have the same 12b-1 fee rate for each share class. Sovereign Investors Fund's pro forma other expenses are also lower than your fund's other expenses.

COMPARISON OF INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the risks affecting each fund.

                   Large Cap Spectrum Fund        Sovereign Investors Fund

Stock              The value of securities in the fund may go down in response
market risk        to overall stock market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund concentrates in certain sectors, its performance could be worse than that of the overall stock market.

Large              Large capitalization stocks as a group could fall out of
capitalization     favor with the market, causing the fund to underperform
stocks             investments that focus on small or medium capitalization
                   stocks.

Dividend           Not applicable.                The stocks of "dividend
Performers                                        performers" (companies whose
                                                  dividend payments have
                                                  increased steadily for ten
                                                  years), which generally are
                                                  large or medium
                                                  capitalization stocks, as a
                                                  group could fall out of favor
                                                  with the market, causing the
                                                  fund to underperform
                                                  investments that focus on
                                                  smaller or non-dividend
                                                  paying  stocks.

Management         The fund's management strategy may fail to produce the
risk               intended results. The fund could underperform its peers or lose money if the investment strategy (or the asset allocation strategy in the case of Large Cap Spectrum Fund), does not perform as expected.

Foreign            Foreign investments are more   Foreign investments, even if
securities         risky than domestic            the U.S. dollar denominated
risk               investments. Investments in    or traded, may be more risky
                   foreign securities may be      than domestic investments.
                   affected by fluctuations in    Investments in foreign
                   currency exchange rates,       securities may be affected by
                   incomplete or inaccurate       incomplete or inaccurate
                   financial information on       financial information on
                   companies, social instability  companies, social instability and political actions ranging  and political actions ranging
                   from tax code changes to       from tax code changes to
                   governmental collapse.         governmental collapse.

Derivatives        Certain derivative instruments can produce disproportionate
risk               gains or losses and are riskier than direct investments.
                   Also, in a down market derivatives could become harder to value or sell at a fair price.

Bond risk          Not applicable.                Any bonds held by the fund
                                                  could be downgraded in credit
                                                  rating or go into default.
                                                  Bond prices generally fall
                                                  when interest rates rise and
                                                  longer maturity will increase
                                                  volatility.  Junk bond prices
                                                  can fall on bad news about
                                                  the economy, an industry or a
                                                  company.

Issuer             If the fund invests heavily    Not applicable because the
concentration      in a single issuer, its        fund is limited to 5% in any
risk               performance could suffer       one issuer.
                   significantly from adverse
                   events affecting that issuer.

Active             Active trading could increase the fund's transaction costs
trading            (thus lowering performance) and increase your taxable
                   distributions.

COMPARISON OF FUND PERFORMANCE

Past performance records of each fund through June 30, 2003, including (1) calendar year total returns (without sales charges) and (2) average annual total returns (including imposition of sales charges) are set forth under "Past Performance of Each Fund" on page __ of this proxy statement and prospectus.

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve an Agreement and Plan of Reorganization, a form of which is attached to this proxy statement as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under "Further Information on Each Reorganization." The Agreement provides for a reorganization on the following terms:

o The Reorganization is scheduled to occur at 5:00 P.M., Eastern Time, on December 5, 2003, but may occur on any later date before December 31, 2003. Large Cap Spectrum Fund will transfer all of its assets to Sovereign Investors Fund and Sovereign Investors Fund will assume all of Large Cap Spectrum Fund's liabilities. This will result in the addition of Large Cap Spectrum Fund's assets to Sovereign Investors Fund's portfolio. The net asset value of both funds will be computed as of 4:00 P.M., Eastern Time, on the Reorganization date.

o Sovereign Investors Fund will issue to Large Cap Spectrum Fund Class A shares in an amount equal to the net assets attributable to Large Cap Spectrum Fund's Class A shares. As part of the liquidation of Large Cap Spectrum Fund, these shares will immediately be distributed to Class A shareholders of record of Large Cap Spectrum Fund in proportion to their holdings on the Reorganization date. As a result, Class A shareholders of Large Cap Spectrum Fund will end up as Class A shareholders of Sovereign Investors Fund.

o Sovereign Investors Fund will issue to Large Cap Spectrum Fund Class B shares in an amount equal to the net assets attributable to Large Cap Spectrum Fund's Class B shares. As part of the liquidation of Large Cap Spectrum Fund, these shares will immediately be distributed to Class B shareholders of record of Large Cap Spectrum Fund in proportion to their holdings on the Reorganization date. As a result, Class B shareholders of Large Cap Spectrum Fund will end up as Class B shareholders of Sovereign Investors Fund.

o Sovereign Investors Fund will issue to Large Cap Spectrum Fund Class C shares in an amount equal to the net assets attributable to Large Cap Spectrum Fund's Class C shares. As part of the liquidation of Large Cap Spectrum Fund, these shares will immediately be distributed to Class C shareholders of record of Large Cap Spectrum Fund in proportion to their holdings on the Reorganization date. As a result, Class C shareholders of Large Cap Spectrum Fund will end up as Class C shareholders of Sovereign Investors Fund.

o After the shares are issued, the existence of Large Cap Spectrum Fund will be terminated.

Reasons for the Proposed Reorganization

The board of trustees of Large Cap Spectrum Fund believes that the proposed Reorganization will be advantageous to the shareholders of Large Cap Spectrum Fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, although your fund and Sovereign Investors Fund both focus on large cap stocks and pursue similar investment strategies, Sovereign Investors Fund has performed better than your fund for the brief period during which your fund has been in operation. In addition to having a favorable long-term record, Sovereign Investors Fund offers an investment focus, like your fund, on large cap equity securities.

Second, the reorganization should reduce the per share expenses incurred by Large Cap Spectrum Fund Shareholders. The management fee of Sovereign Investors Fund is lower at all asset levels than the management fee of your fund. In addition, the historical total expenses of Sovereign Investors Fund for each class of shares are lower than your fund's historical expenses, even with the benefit of expense limitation by the Adviser. The expense limitation is in effect only until February 28, 2004 and may be discontinued at any time thereafter. If the Adviser were to discontinue limiting your fund, the expenses of your fund will be substantially higher than the expenses of Sovereign Investors Fund.

Third, the combined fund may be better positioned to attract assets than your fund. Sovereign Investors Fund's greater asset size may allow it, relative to your fund, to (i) obtain better net prices on securities trades, (ii) achieve greater diversification of portfolio holdings and (iii) reduce per share expenses as fixed expenses are shared over a larger asset base.

Fourth, a combined fund offers economies of scale that may lead to further reductions in per share expenses. Both funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. Many of these expenses are duplicative and there may be an opportunity to reduce Sovereign Investors Fund's expense ratio over time because of economies of scale if the funds are combined.

The board of trustees of Sovereign Investors Fund considered that the Reorganization presents an excellent opportunity for Sovereign Investors Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Sovereign Investors Fund and its shareholders.

The boards of both funds also considered that the Adviser will benefit from the Reorganization. After the Reorganization, the Adviser would be the sole investment adviser with respect to all of the assets of Sovereign Investors Fund, including all of the assets of Large Cap Spectrum Fund acquired in the Reorganization. The Adviser would no longer be obligated to pay a subadviser with respect to any portion of those assets. In addition, Advisers would no longer be required to reimburse fund expenses of the Acquired Fund if the Reorganization were to occur and the Acquiring Fund is not subject to any expense reimbursement arrangements.

The boards of both funds also considered other benefits that the Adviser and the funds' distributor may receive from the Reorganization. For example, the Adviser might achieve cost savings from managing one larger fund compared to managing more than one fund following similar investment policies. The boards believe, however, that these savings will not amount to a significant economic benefit to the Adviser or distributor.

Unreimbursed Distribution and Shareholder Service Expenses

The boards of trustees of Large Cap Spectrum Fund and Sovereign Investors Fund have determined that, if the Reorganization occurs, unreimbursed distribution and shareholder service expenses incurred under Large Cap Spectrum Fund's Rule 12b-1 Plans will be reimbursable expenses under Sovereign Investors Fund's Rule 12b-1 Plans. However, the maximum amounts payable annually under Sovereign Investors Fund's Rule 12b-1 Plans (0.30%, 1.00% and 1.00% of average daily net assets attributable to Class A shares, Class B shares and Class C shares, respectively) will not increase.

The following table shows the actual and pro forma unreimbursed distribution and shareholder service expenses of shares of Large Cap Spectrum Fund and Sovereign Investors Fund. The table shows both the dollar amount of these expenses and the percentage of each class' average net assets that they represent. Class I shares of Sovereign Investors Fund are not included in the table because this class does not have a Rule 12b-1 Plan.

Rule 12b-1 Payments and Unreimbursed Expenses

                                              Aggregate
                                            Dollar Amount
                                            of 12b-1 Fees          Unreimbursed         Unreimbursed
                                            Paid (for the           Rule 12b-1         Expenses as %
                                           12 months ended         Expenditures        of Each Class'
                                              June 30,            (as of June 30,       Average Net
       Name of Fund                             2003)                  2003)               Assets
Large Cap Spectrum Fund                       $17,556 (A)             $5,175 (A)         0.01% (A)
                                              $79,559 (B)           $(27,407)(B)       (0.34)% (B)
                                              $52,072 (C)           $132,111 (C)         2.54% (C)

Sovereign Investors Fund                   $2,761,953 (A)            $12,272 (A)         0.00% (A)
                                           $3,348,782 (B)        $12,521,250 (B)         3.74% (B)
                                             $232,343 (C)           $351,125 (C)         1.51% (C)

Pro Forma (Sovereign Investors Fund):      $2,779,509 (A)            $17,447 (A)         0.00% (A)
Assuming reorganization                    $3,428,341 (B)        $12,493,843 (B)         3.64% (B)
with Large Cap Spectrum Fund                 $284,415 (C)           $483,246 (C)         1.70% (C)

If the Reorganization had taken place on June 30, 2002, the pro forma combined unreimbursed expenses of Sovereign Investors Fund's Class A and Class C shares would have been higher than if no Reorganization had occurred. Nevertheless, Sovereign Investors Fund's assumption of Large Cap Spectrum Fund's unreimbursed Rule 12b-1 expenses will have no immediate effect upon the payments made under Sovereign Investors Fund's Rule 12b-1 Plans. These payments will continue to be 0.30%, 1.00% and 1.00% of average daily net assets attributable to Class A, Class B and Class C shares, respectively.

John Hancock Funds, LLC may recover unreimbursed distribution and shareholder service expenses for Class B and Class C shares in future years. However, if Sovereign Investors Fund's board terminates either class' Rule 12b-1 Plan, that class will not be obligated to reimburse these distribution and shareholder service expenses. Accordingly, until they are paid or accrued, unreimbursed distribution and shareholder service expenses do not and will not appear as an expense or liability in the financial statements of either fund. In addition, unreimbursed expenses are not reflected in a fund's net asset value or the formula for calculating Rule 12b-1 payments. The staff of the SEC has not approved or disapproved the treatment of the unreimbursed distribution and shareholder service expenses described in this proxy statement.

PROPOSAL 2
Approval of Agreement and Plan of Reorganization Between
Dividend Performers Fund and Sovereign Investors Fund

A proposal to approve an Agreement and Plan of Reorganization between Dividend Performers Fund and Sovereign Investors Fund. Under this Agreement, Dividend Performers Fund would transfer all of its assets to Sovereign Investors Fund in exchange for Class I shares of Sovereign Investors Fund. These shares would be distributed proportionately to the shareholders of Dividend Performers Fund. Sovereign Investors Fund would also assume Dividend Performers Fund's liabilities. Dividend Performers Fund's board of trustees recommends that shareholders vote FOR this proposal.

SUMMARY

Comparison of Dividend Performers Fund to Sovereign Investors Fund

  COMPARISON OF FUNDS AND INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES

                 Dividend Performers Fund         Sovereign Investors Fund

Business A diversified series of John A diversified series of John Hancock Institutional Series Hancock Investment Trust, an
                 Trust, an open-end investment    open-end investment
                 management company organized as management company organized a Massachusetts business trust. as a Massachusetts business trust.

Net              $3.2 million                     $1,252.0 million
assets as
of
June 30,
2003

Investment       Investment Adviser:              Investment Adviser:
adviser          John Hancock Advisers, LLC       John Hancock Advisers, LLC
and
portfolio        Portfolio managers:              Portfolio managers:
managers         John F. Snyder, III              John F. Snyder, III
                 -Joined fund team in 1995        -Joined fund team in 1983
                 -Joined adviser in 1991          -Joined adviser in 1991
                 -Began business career in 1971   -Began business career in 1971

                 Peter M. Schofield, CFA          Barry H. Evans, CFA
                 -Joined fund team in 1996        -Joined fund team in 1996
                 -Joined adviser in 1996          -Joined adviser in 1986
                 -Began business career in 1984   -Began business career in 1986

                                                  Peter M. Schofield, CFA
                                                  -Joined fund team in 1996
                                                  -Joined adviser in 1996
                                                  -Began business career in
                                                  1984

Investment       The fund seeks long-term growth  The fund seeks long-term
objective        of capital with income as a      growth of capital and income
                 secondary objective.             without assuming undue market
                                                  risks.
                 This objective is
                 non-fundamental and can be       This objective is fundamental
                 changed without shareholder      and can only be changed with
                 approval.                        shareholder approval.

Primary          The fund normally invests at     The fund normally invests at
investments      least 80% of its assets in a     least 80% of its stock
                 diversified portfolio of U.S.    investments in a diversified
                 stocks with market               portfolio of companies with
                 capitalizations within the       market capitalizations within
                 range of the Standard & Poor's   the range of the Standard &
                 500 Index, which was $______     Poor's 500 Index, which was
                 million to $______ billion as    $______ million to $______
                 of August 31, 2003.              billion as of August 31, 2003.

                 The managers normally invest at  At least 65% of the fund's
                 least 80% of assets in           stock investments are
                 "dividend performers."  These    "dividend performers"
                 are dividend-paying companies    (companies whose dividend
                 that have typically increased    payments have increased
                 their dividend payments over     steadily for ten years).
                 time, or which the managers      Historically, these companies
                 believe demonstrate the          have tended to have large or
                 potential to increase their      medium capitalizations.
                 dividend payments.
                                                  The fund may invest in bonds
                 The fund does not normally       of any maturity, with up to
                 invest in debt securities.       5% of assets in junk bonds
                                                  rated as low as C and

     COMPARISON OF FUNDS AND INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES

                 Dividend Performers Fund         Sovereign Investors Fund

                                                  their unrated equivalents.
                 Under normal circumstances, the
                 fund may not invest more than    Under normal circumstances,
                 10% of assets in cash or cash    the fund may not invest more
                 equivalents.                     than 10% of assets in cash or
                                                  cash equivalents.

Investment       In managing the funds' portfolio, the managers use fundamental
Strategy         financial analysis to identify individual companies with
                 high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industry-wide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry.

Foreign          Each fund typically invests in U.S. companies but may invest
Securities       in dollar-denominated or traded foreign securities.

Active           Each fund may trade securities actively.
Trading

Derivatives      Each fund may make limited use of certain derivatives
                 (investments whose value is based on indexes).

Diversification  Each fund is diversified, which means that, with respect to
                 75% of total assets, the fund cannot invest (i) more than 5% of total assets in securities of a single issuer or (ii) in securities representing more than 10% of the outstanding voting securities of an issuer. In addition, each fund may not invest more than 5% of its assets in any one security.

Temporary        In abnormal circumstances, the  In abnormal circumstances, the
defensive        fund may temporarily invest     fund may temporarily invest
positions        extensively in U.S. government  extensively in
                 securities with maturities of   investment-grade short-term
                 up to three years and more      securities, cash and cash
                 than 10% of its assets in cash  equivalents.
                 and cash equivalents.

In deciding whether to approve the Reorganization, you should consider the similarities and differences between Dividend Performers Fund and Sovereign Investors Fund. In particular, you should consider whether the amount and character of investment risk involved in the authorized investments of Sovereign Investors Fund is commensurate with the amount of risk involved in the authorized investments of Dividend Performers Fund. As described above, the funds are managed using substantially similar investment strategy and policies. It should be noted, however, that the definition of "dividend performers" used by Dividend Performers Fund is broader than the definition used by Sovereign Investors Fund. In addition, Sovereign Investors Fund may invest to a greater extent in fixed income securities.

                     COMPARISON OF CLASSES OF SHARES

Sales            Dividend Performers Fund offers only one class of shares which
charges          has no sales charge or Rule 12b-1 fee.  Class I shares of the
and 12b-1        Acquiring Fund also have no sales charge or Rule 12b-1 fee.
fees             With regard to characteristics other than sales charges and
                 Rule 12b-1 fees, the Acquired Fund share and the Acquiring
                 Fund Class I share have substantially identical characteristics.

               COMPARISON OF BUYING, SELLING AND EXCHANGING SHARES

Buying             Investors may buy shares at their public offering price
shares             through a financial representative or the funds' transfer
                   agent, John Hancock Signature Services, Inc. After October
                   6, 2003, investors will not be allowed to open new accounts in Dividend Performers Fund but can add to existing accounts.

Minimum            $10,000. No minimum investment for retirement plans with at
initial            least 350 eligible employees.
investment

Exchanging         Shareholders may exchange their shares for Class I shares of
shares             other John Hancock funds, or for shares of any John Hancock institutional fund.

Selling            Shareholders may sell their shares by submitting a proper
shares             written or telephone request to John

               COMPARISON OF BUYING, SELLING AND EXCHANGING SHARES

                   Hancock Signature Services, Inc.

Net asset          All purchases, exchanges and sales are made at a price based
value              on the next determined net asset value (NAV) per share of
                   the fund. Both funds' NAVs are determined at the close of regular trading on the New York Stock Exchange, which is normally 4:00 P.M. Eastern Time.

The Funds' Expenses

Shareholders of both funds pay various expenses, either directly or indirectly. The following expense tables show expenses of each fund for the twelve month period ended June 30, 2003. Future expenses for all classes may be greater or less. The tables also show the hypothetical ("pro forma") expenses of Class I shares of Sovereign Investors Fund assuming the reorganization with Dividend Performers Fund occurred on June 30, 2002. The expenses shown in the tables are based on fees and expenses incurred during the twelve month period ended June 30, 2003. Class I shares of Sovereign Investors Fund are not yet operational, and therefore expenses are estimated based on those of other classes. Both funds' expenses were adjusted to reflect a subsequent contractual change in institutional class transfer agent fees. Sovereign Investors Fund's actual expenses after the Reorganization may be greater or less than those shown.

As described in Proposal 1, the board of trustees of another John Hancock fund, John Hancock Large Cap Spectrum Fund, has recommended that Large Cap Spectrum Fund also reorganize into Sovereign Investors Fund. The Reorganization of Dividend Performers Fund with Sovereign Investors Fund, however, does not depend upon whether the Reorganization involving Large Cap Spectrum Fund occurs.

                                                                 Sovereign
                                                                 Investors
                                                               Fund Class I
                                                                (Pro Forma
                                                                for the 12
                                                                  months
                                                              ended 6/30/03)
                                                                 (Assuming
                                                 Sovereign    reorganization
                                     Dividend    Investors     with Dividend
                                    Performers    Fund -        Performers
                                       Fund       Class I          Fund)

Shareholder transaction expenses
Maximum sales charge (load)            none        none            none
imposed on purchases (as a % of
purchase price)
Maximum sales charge imposed on        none        none            none
reinvested dividends
Maximum deferred sales charge          none        none            none
(load) as a % of purchase or sale
price, whichever is less
Redemption fee                         none        none            none
Exchange fee                           none        none            none

Annual fund operating expenses
(as a % of average net assets)
Management fee                         0.60%       0.58%           0.58%
Distribution and service (12b-1)       none        none            none
fee
Other expenses                         1.51%       0.13%           0.13%
Total fund operating expenses          2.11%       0.71%           0.71%
Expense reduction                     (1.11%)(1)    n/a             n/a
Net fund operating expenses            1.00%       0.71%           0.71%

----------
(1)  Until at least June 30, 2004.

Examples

The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods for your fund and Sovereign Investors Fund, based on fees and expenses incurred during the twelve month period ended June 30, 2003. The pro forma example assumes a reorganization with Sovereign Investors Fund. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The pro forma example is for comparison purposes only and is not a representation of Sovereign Investors Fund's actual expenses or returns, either past or future.

                                                 Sovereign
                                              Investors Fund
                                                  Class I
                                                (PRO FORMA)
                                 Sovereign       (Assuming
                       Dividend sInvestors  reorganization with
                       Performer  Fund -         Dividend
                         Fund     Class I    Performers Fund)

Year 1                   $149       $73             $73
Year 3                   $598      $227            $227
Year 5                  $1,074     $395            $395
Year 10                 $2,390     $883            $883

Advisory Fees

Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets.

Fund Asset Breakpoints                     Fee Rate

Dividend Performers Fund
 First $500 million                         0.60%
 Amount over $500 million                   0.55%

Sovereign Investors Fund
 First $750 million                         0.60%
 Next $750 million to $1.5 billion          0.55%
 Next $1.5 billion to $2.5 billion          0.50%
 Amount over $2.5 billion                   0.45%

Each fund's investment adviser is John Hancock Advisers, LLC (the "Adviser"), an indirect, wholly-owned subsidiary of John Hancock Financial Services, Inc. The Adviser is responsible for providing investment advice to the funds, subject to the review of the Trustees.

Summary of Expense Comparison

The pro forma expenses of Sovereign Investors Fund's Class I shares are lower than your fund's gross and net expenses. In addition, Sovereign Investors Fund's pro forma management fee rate is the same or lower than your fund's management fee rate at all asset levels except that for assets between $500 million and $750 million, where your fund's management fee value is 0.05% lower. Sovereign Investors Fund's pro forma other expenses are also lower than your fund's other expenses.

COMPARISON OF INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. Because the funds have substantially similar investment objectives, policies and strategies, they are subject to the similar risks, as set forth below.

Stock              The value of securities in the fund may go down in response
market risk        to overall stock market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund concentrates in certain sectors, its performance could be worse than that of the overall stock market.

Large              Large capitalization stocks as a group could fall out of
capitalization     favor with the market, causing the fund to underperform
stocks             investments that focus on small or medium capitalization
                   stocks.

Dividend           The stocks of "dividend performers" (as defined for each

Performers         fund under "Summary"), which generally are large or medium capitalization stocks, as a group could fall out of favor with the market, causing the fund to underperform investments that focus on smaller or non-dividend paying stocks.

Management         The fund's management strategy may fail to produce the
risk               intended results. The fund could underperform its peers or lose money if the investment strategy, including industry or security selection, does not perform as expected.

Derivatives        Certain derivative instruments can produce disproportionate
risk               gains or losses and are riskier than direct investments.
                   Also, in a down market derivatives could become harder to value or sell at a fair price.

Bond risk          Not applicable.                Any bonds held by the fund
                                                  could be downgraded in credit
                                                  rating or go into default.
                                                  Bond prices generally fall
                                                  when interest rates rise and
                                                  longer maturity will increase
                                                  volatility.  Junk bond prices
                                                  can fall on bad news about
                                                  the economy, an industry or a
                                                  company.

Foreign            Foreign investments are more risky than domestic
securities         investments. Investments in foreign securities may be
risk               affected by fluctuations in currency exchange rates,
                   incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse.

Active             Active trading could increase the fund's transaction costs
trading            (thus lowering performance) and increase your taxable
                   distributions.

COMPARISON OF FUND PERFORMANCE

Past performance records of each fund through June 30, 2003, including (1) calendar year total returns (without sales charges) and (2) average annual total returns (including imposition of sales charges) are set forth under "Past Performance of Each Fund" on page 23 of this proxy statement and prospectus.

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve an Agreement and Plan of Reorganization, a form of which is attached to this proxy statement as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under "Further Information on Each Reorganization." The Agreement provides for a reorganization on the following terms:

o The Reorganization is scheduled to occur at 5:00 P.M., Eastern Time, on December 5, 2003, but may occur on any later date before December 31, 2003. Dividend Performers Fund will transfer all of its assets to Sovereign Investors Fund and Sovereign Investors Fund will assume all of Dividend Performers Fund's liabilities. This will result in the addition of Dividend Performers Fund's assets to Sovereign Investors Fund's portfolio. The net asset value of both funds will be computed as of 4:00 P.M., Eastern Time, on the Reorganization date.

o Sovereign Investors Fund will issue Class I shares to Dividend Performers Fund in an amount equal to the net assets of Dividend Performers Fund. As part of the liquidation of Dividend Performers Fund, these shares will immediately be distributed shareholders of record of Dividend Performers Fund in proportion to their holdings on the Reorganization date. As a result, shareholders of Dividend Performers Fund will end up as Class I shareholders of Sovereign Investors Fund.

o After the shares are issued, the existence of Dividend Performers Fund will be terminated.

Reasons for the Proposed Reorganization

The board of trustees of Dividend Performers Fund believes that the proposed Reorganization will be advantageous to the shareholders of Dividend Performers Fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, the funds have similar investment objectives, policies and strategies.

Second, the reorganization should reduce the per share expenses incurred by Dividend Performers Fund Shareholders both before and after expense reductions currently in place. The management fee of Sovereign Investors Fund is lower at nearly all asset levels than the management fee of your fund. In addition, the estimated other expenses of Sovereign Investors Fund for Class I shares are substantially lower than your fund's other expenses, resulting in lower overall expenses.

Third, by combining the funds into a single fund pursuing a core large capitalization strategy, the combined fund may be better positioned to attract additional assets than Dividend Performers Fund. Sovereign Investors Fund's greater asset size may allow it, relative Dividend Performers Fund, to (i) obtain better net prices on securities trades, (ii) achieve greater diversification of portfolio holdings and (iii) reduce per share expenses as fixed expenses are shared over a larger asset base.

Fourth, a combined fund offers economies of scale that may lead to further reductions in per share expenses. Both funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. Many of these expenses are duplicative and there may be an opportunity to reduce Sovereign Investors Fund's expense ratio over time because of economies of scale if the funds are combined.

The board of trustees of Sovereign Investors Fund considered that the Reorganization presents an excellent opportunity for Sovereign Investors Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Sovereign Investors Fund and its shareholders.

The boards of both funds also considered that the Adviser and the funds' distributor will benefit from the Reorganization. For example, the Adviser might achieve cost savings from managing one larger fund compared to managing more than one fund following similar investment policies. In addition, the Adviser would no longer be required to reimburse fund expenses of the Acquired Fund if the Reorganization were to occur, and the Acquiring Fund is not subject to any expense reimbursement arrangements. The boards believe, however, that these savings will not amount to a significant economic benefit to the Adviser or distributor.

Comparative Fees and Expense Ratios. As discussed above, Sovereign Investors Fund's pro forma management fees and annual operating expenses would be lower than your fund's management fees and gross and net operating expenses. A full comparison of advisory fee rates and expense ratios is included above.

PAST PERFORMANCE OF EACH FUND

Set forth below is past performance information for each fund, which indicates some of the risks of investing in each fund.

The bar charts under "Calendar Year Total Returns" show how each fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables under "Average Annual Total Returns" shows average annual total return for each fund over time, for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. Class A performance is shown both before and after taxes for Sovereign Investors Fund and Large Cap Spectrum Fund and for shares of Dividend Performers Fund. In addition, because Sovereign Investors Fund does not currently have any outstanding Class I shares, the tables show performance of Sovereign Investors Fund's Class A shares not including any reduction for sales charges. Past performance before and after taxes does not indicate future results.

                          Calendar Year Total Returns*

                             1993     1994    1995     1996     1997     1998     1999      2000    2001     2002
Sovereign Investors Fund     5.71    -1.85    29.15    17.57    29.14    15.62     5.91     4.08    -6.06   -18.68
Dividend Performers Fund                               18.56    34.33    17.95    13.38     0.62    -9.86   -24.66

*Returns for Sovereign Investors Fund are Class A shares without sales charges. Calendar year returns are not available for Large Cap Spectrum Fund because it commenced operations in February 2002.

                            Year-To-Date and Quarterly Returns

Sovereign Investors Fund's year-to-date return as of June 30, 2003 for Class A shares was 6.73%. During the period shown in the bar chart, the fund's highest quarterly return was 15.56% for the quarter ended December 31, 1998 and the lowest quarterly return was -13.87% for the quarter ended September 30, 2002.

Dividend Performers Fund's year-to-date return as of as of June 30, 2003 was 8.28%. During the period shown in the bar chart, the fund's highest quarterly return was 20.75% for the quarter ended December 31, 1998 and the lowest quarterly return was -17.51% for the quarter ended September 30, 2002.

Large Cap Spectrum Fund's year-to-date return for Class A shares as of June 30, 2003 was 10.16%.

                Average Annual Total Returns as of June 30, 2003

                                                                  10 Years
                                         1 Year       5 Years    (or life of
                                                                 Class/Fund*)

Sovereign Investors Fund
   Class A - Before Taxes                (7.57)%      (1.88)%       7.11%
   Class A - After Taxes on              (8.15)%      (3.39)%       5.35%
      Distributions (1)
   Class A - After Taxes on              (4.87)%      (2.07)%       5.41%
      Distributions and
      Sale of Fund Shares (1)
   Class B                               (8.14)%      (1.86)%       6.98%*
   Class C                               (5.29)%      (1.75)%      (1.88)%*

Sovereign Investors Fund
   Class A - Before Taxes and Sales      (2.68)%      (0.87)%       7.67%
      Load (2)

Large Cap Spectrum Fund
   Class A - Before Taxes                (9.35)%        n/a       (16.70)%*
   Class A - After Taxes on              (9.35)%        n/a       (16.70)%*
      Distribution
   Class A - After Taxes on              (6.08)%        n/a       (14.12)%*
      Distributions and
      Sale of Fund Shares
   Class B                               (9.97)%        n/a       (16.63)%*
   Class C                               (7.14)%        n/a       (14.69)%*

Dividend Performers Fund
   Before Taxes                          (4.18)%      (2.40)%       7.68%*
   After Taxes on Distributions (1)      (4.55)%      (5.25)%       5.13%*
   After Taxes on Distributions and      (2.75)%      (2.52)%       6.00%*
      Sale of Fund Shares (1)

S&P 500 Index (3)                         0.25%       (1.61)%      10.04%*

----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.
(2) "Class A - Before Sales Load" reflects the performance of Class A shares not including any deduction for sales charges. Class I shares, which will be issued in the reorganization with Dividend Performers Fund, will not be subject to any sales charges. Nevertheless, performance of Class I shares would differ to the extent of Rule 12b-1 fees and other differences in class expenses.
(3) The S&P 500 Index is the Standard & Poor's Composite Index of 500 Stocks, which is a commonly recognized unmanaged price index of 500 widely held common stocks. Unlike the fund's returns, index returns do not reflect any fees, expenses or taxes.
* Inception dates for each class/fund that have fewer than 10 calendar years performance are as follows: Sovereign Investors Fund: Class B- January 3, 1994; Class C- May 1, 1998; Large Cap Spectrum: Class A, B and C shares - February 25, 2002; Dividend Performers Fund: March 30, 1995. The corresponding S&P 500 Index returns for periods since these dates were as follows: Since January 3, 1994, [__]%; since May 1, 1998, [__]%; since February 25, 2002, [__]%; and since March 30, 1995, [__]%.

FURTHER INFORMATION ON EACH REORGANIZATION

Tax Status of Each Reorganization

Each Reorganization is intended to result in no income, gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund or the shareholders of the Acquired Fund and will not take place unless the funds receive a satisfactory opinion from Hale and Dorr LLP, substantially to the effect that the Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Code.

As a result, with respect to each Reorganization, for federal income tax purposes:

o No gain or loss will be recognized by the Acquired Fund upon (1) the transfer of all of its assets to the Acquiring Fund as described above or (2) the distribution by the Acquired Fund of the Acquiring Fund shares to the Acquired Fund's shareholders;

o No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund's assets solely in exchange for the issuance of the Acquiring Fund shares to the Acquired Fund and the assumption of the Acquired Fund's liabilities by the Acquiring Fund;

o The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately before the transfer;

o The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the Acquired Fund's tax holding period for those assets;

o You will not recognize gain or loss upon the exchange of your shares of the Acquired Fund solely for the Acquiring Fund shares as part of the Reorganization;

o The basis of the Acquiring Fund shares received by you in the Reorganization will be the same as the basis of your shares of the Acquired Fund surrendered in exchange; and

o The tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the shares of the Acquired Fund that you surrender in the exchange, provided that the shares of the Acquired Fund were held by you as capital assets on the date of the exchange.

In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of each Acquired Fund and the Acquiring Fund.

No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

Additional Terms of each Agreement and Plan of Reorganization

Certain terms of each Agreement and Plan of Reorganization are described above. The following is a summary of certain additional terms of each Agreement and Plan of Reorganization. This summary and any other description of the terms of the Agreement and Plan of Reorganization contained in this proxy statement and prospectus are qualified in their entirety by Exhibit A, which is the Form of Agreement and Plan of Reorganization in its entirety, that is proposed for each Reorganization.

Surrender of Share Certificates. If your shares are represented by one or more share certificates before the Reorganization date, you must either surrender the certificates to your fund(s) or deliver to your fund(s) a lost certificate affidavit, in the form and accompanied by the surety bonds that your fund(s) may require (collectively, an "Affidavit"). On the Reorganization date, all certificates that have not been surrendered will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of Sovereign Investors Fund shares. Shareholders may not redeem or transfer Sovereign Investors Fund shares received in the Reorganization until they have surrendered their fund share certificates or delivered an Affidavit. Sovereign Investors Fund will not issue share certificates in the Reorganization.

Conditions to Closing each Reorganization. The obligation of each Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 6).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Funds' performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from each respective Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 7).

The obligations of each respective Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of Acquired Funds' declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Hale and Dorr LLP as to the federal income tax consequences of the Reorganization (see Agreement, paragraph 8).

Termination of Agreement. The board of trustees of each respective Acquired Fund or the Acquiring Fund may terminate the Agreement (even if the shareholders of an Acquired Fund have already approved it) at any time before the Reorganization date, if that board believes that proceeding with the Reorganization would no longer be advisable.

Expenses of the Reorganization. Whether or not a Reorganization occurs, each fund will pay its own expenses in connection with the Reorganization, including the costs of printing, mailing, legal fees, audit fees and solicitation expenses. The estimated expenses associated with each Reorganization of each Acquired Fund are as follows: $15,900 for Dividend Performers Fund, and $43,500 for Large Cap Spectrum Fund.

CAPITALIZATION

With respect to each Proposal, the following tables set forth the capitalization of each fund as of June 30, 2003 and the pro forma combined capitalization of both funds as if each Reorganization had occurred on that date. If a Reorganization is consummated, the actual exchange ratios on the Reorganization date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both funds between June 30, 2003 and the Reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of both funds during that period resulting from income and distributions, and changes in the accrued liabilities of both funds during the same period. It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by each respective Acquired Fund on the Reorganization date. The tables should not be relied upon to determine the amount of Acquiring Fund shares that will actually be received and distributed.

If the Reorganization of your fund(s) had taken place on June 30, 2003:

                               Large Cap Spectrum   Sovereign Investors      Pro         Pro
         Proposal 1                   Fund                 Fund           Forma(1)     Forma(2)
Net Assets (millions)                $17.5               $1,252.0         $1,269.5     $1,272.7
Net Asset Value Per Share
  Class A                            $8.24                $16.78           $16.78       $16.78
  Class B                            $8.16                $16.76           $16.76       $16.76
  Class C                            $8.16                $16.78           $16.78       $16.78
  Class I                             N/A                   N/A              N/A        $16.78
Shares Outstanding
  Class A                           661,739             54,924,905       55,249,830   55,249,830
  Class B                           878,591             18,344,119       18,772,068   18,772,068
  Class C                           601,663              1,384,964        1,677,690   1,677,690
  Class I                             -0-                   -0-              -0-       191,644

(1) Assuming the Reorganization of Dividend Performers Fund into Sovereign Investors Fund does not occur. If the Reorganization of your fund only had taken place on June 30, 2003, approximately 0.491, 0.487 and 0.487 Sovereign Investors Fund Class A, B and C shares would have been issued for each share of Large Cap Spectrum Fund Class A, B and C shares, respectively.

(2) Assuming the Reorganization of Dividend Performers Fund into Sovereign Investors Fund occurs.

                              Dividend Performers   Sovereign Investors     Pro          Pro
         Proposal 2                   Fund                 Fund           Forma(1)     Forma(2)
Net Assets (millions)                 $3.2               $1,252.0         $1,255.2     $1,272.7
Net Asset Value Per Share
  Class A                             N/A                 $16.78           $16.78       $16.78
  Class B                             N/A                 $16.76           $16.76       $16.76
  Class C                             N/A                 $16.78           $16.78       $16.78
  Class I                            $6.58                  N/A            $16.78       $16.78
Shares Outstanding
  Class A                             -0-               54,924,905       54,924,905   55,249,830
  Class B                             -0-               18,344,119       18,344,119   18,772,068
  Class C                             -0-                1,384,964        1,384,964   1,677,644
  Class I                           488,353                 -0-            191,644     191,644

(1) Assuming the Reorganization of Large Cap Spectrum Fund into Sovereign Investors Fund does not occur. If the reorganization of your fund only had taken place on June 30, 2003, and the opening NAV of Sovereign Investors Fund Class I shares was based on the Class A NAV, approximately 0.392 Sovereign Investors Fund Class I shares would have been issued for each share of Dividend Performers Fund.

(2) Assuming the Reorganization of Large Cap Spectrum Fund into Sovereign Investors Fund occurs.

ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

The following table shows where in each fund's prospectus you can find additional information about the business of each fund.

Type of Information      Headings in Each Prospectus

Investment objective     Goal and Strategy / Main Risks
and policies

Portfolio management     Portfolio Managers / Subadviser

Expenses                 Your Expenses

Custodian                Business Structure

Shares of beneficial     Your Account: Choosing a Share Class
interest

Purchase of shares       Your Account: Choosing a Share Class, How Sales Charges
                         are Calculated, Sales Charge Reductions and Waivers,
                         Opening an Account, Buying Shares, Transaction
                         Policies, Additional Investor Services

Redemption of sales of   Your Account: Selling Shares, How Sales Charges are
shares                   Calculated, Transaction Policies

Dividends,               Dividends and Account Policies
distributions and taxes

BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the board of trustees of each Acquired Fund, including the trustees who are not "interested persons" of either fund in each respective Reorganization or the Adviser ("independent trustees"), approved the Reorganizations. In particular, the trustees determined that each Reorganization is in the best interests of each respective Acquired Fund and that the interests of Acquired Fund shareholders would not be diluted as a result of either Reorganization. Similarly, the board of trustees of Sovereign Investors Fund, including the independent trustees, approved each Reorganization. They also determined that each Reorganization is in the best interests of Sovereign Investors Fund and that the interests of Sovereign Investors Fund's shareholders would not be diluted as a result of either Reorganization.

                The trustees of each Acquired Fund recommend that
          shareholders of the Acquired Funds vote FOR each proposal to approve an Agreement and Plan of Reorganization.

VOTING RIGHTS AND REQUIRED VOTE

Each Acquired Fund share is entitled to one vote. Approval of each proposal described above requires the affirmative vote of a majority of the shares of each Acquired Fund outstanding and entitled to vote on each respective proposal. For this purpose, a majority of the outstanding shares of your fund means the vote of the lesser of:

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

(2) more than 50% of the outstanding shares of the fund.

Shares                Quorum               Voting
In General            All shares           Shares "present" in person will be voted in
                      "present" in         person at the meeting. Shares present by
                      person or by proxy   proxy will be voted in accordance with
                      are counted          instructions.
                      toward a quorum.

Proxy with no Voting  Considered           Voted "for" a proposal.
Instruction (other    "present" at
than                  meeting.
Broker Non-Vote)

Broker Non-Vote       Considered           Not voted. Same effect as a vote "against" a
                      "present" at         proposal.
                      meeting.

Vote to Abstain       Considered           Not voted. Same effect as a vote "against" a
                      "present" at         proposal.
                      meeting.

If the required approval of shareholders is not obtained with respect to a proposal, the Acquired Fund subject to the proposal will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate. This action could include, among other things, terminating a fund's expense limitation or closing the fund.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of your fund's investment adviser, John Hancock Advisers, LLC and its transfer agent, John Hancock Signature Services, Inc.; or by broker-dealer firms. [Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services to each Acquired Fund at a cost of approximately $_______ per fund.]

Revoking Proxies

Each Acquired Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

o By filing a written notice of revocation with the Acquired Funds' transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000, or

o By returning a duly executed proxy with a later date before the time of the meeting, or

o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of October 6, 2003 (the "record date"), the number of shares of beneficial interest of each Acquired Fund's outstanding were as follows:

FUND                                            SHARES OUTSTANDING

Large Cap Spectrum Fund
  Class A                                                  _______
  Class B                                                  _______
  Class C                                                  _______
Dividend Performers Fund                                   _______

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of each Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business

Each Acquired Fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposals. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of an Acquired Fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the Reorganization against adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, your fund(s) may also arrange to have votes recorded by telephone by officers and employees of your fund(s) or by personnel of the Adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. Your fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

o A shareholder will be called on a recorded line at the telephone number in a fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders give their voting instructions, and to confirm that shareholders instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne to you.

o Read the proxy statement and have your proxy card(s) at hand.

o Go to the Web site on the proxy card.

o Enter the "control number" found on your proxy card.

o Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.

o To insure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail if chosen.

Shareholders' Proposals

The funds are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their respective funds must submit the proposal in writing, so that it is received by the appropriate fund at 101 Huntington Avenue, Boston, Massachusetts 02199 within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of each fund, as of October 6, 2003, the following persons owned of record or beneficially 5% or more of the outstanding shares of a class of each fund, respectively:

                                      Large Cap Spectrum Fund
Names and Addresses of Owners of      Class A   Class B   Class C
More Than 5% of Shares
[John Hancock Advisers, LLC           ___%      ___%      ___%
101 Huntington Avenue
Boston, MA. 02199-7603]
[        ]                            ___%      ___%      ___%
[        ]                            ___%      ___%      ___%

                                      Sovereign Investors Fund
Names and Addresses of Owners of      Class A   Class B   Class C Class I*
More Than 5% of Shares
[        ]                            ___%      ___%      ___%    ___
[        ]                            ___%      ___%      ___%    ___
[        ]                            ___%      ___%      ___%    ___
[        ]                            ___%      ___%      ___%    ___

*No Class I shares were outstanding on October 6, 2003.

                                      Dividend Performers Fund
Names and Addresses of Owners of
More Than 5% of Shares
[        ]                            ___%

[        ]                            ___%

As of October 6, 2003, the trustees and officers of each fund owned in the aggregate less than 1% of the outstanding shares of their respective funds.

EXPERTS

The financial highlights and financial statements of (i) Sovereign Investors Fund, for the periods ended December 31, 2002 and June 30, 2003, (ii) Large Cap Spectrum Fund, for the periods ended October 31, 2002 and April 30, 2003 and
(iii) Dividend Performers Fund for the period ended February 28, 2003 are incorporated by reference into this proxy statement and prospectus. The financial statements for each fund's most recent fiscal year (but not for semi-annual periods) and financial highlights have been independently audited by the following independent auditors: PricewaterhouseCoopers LLP for the Large Cap Spectrum Fund; Ernst & Young for Sovereign Investors Fund; and Deloitte & Touche LLP for Dividend Performers Fund, as stated in their reports appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their reports given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

Each fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the Investment Company Act of 1940, as amended and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street,

N.W., Washington, D.C., and at the Midwest Regional Office (500 West Madison Street, Suite 1400, Chicago, Illinois). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

                                                                       EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this ____ day of ________, 2003, by and between John Hancock Investment Trust, a Massachusetts business trust (the "Trust"), on behalf of its series, John Hancock Sovereign Investors Fund (the "Acquiring Fund") and John Hancock __________ Trust, a Massachusetts business trust (the "Trust II") on behalf of its series, John Hancock _______________ Fund (the "Acquired Fund"), each with their principal place of business at 101 Huntington Avenue, Boston, Massachusetts 02199. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

This Agreement is intended to be and is adopted as a plan of "reorganization," as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of: (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of [Class A, Class B, and Class C shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares") to the Acquired Fund and (B) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by (2) the distribution by the Acquired Fund, on or promptly after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF ACQUIRING FUND SHARES; LIQUIDATION OF THE ACQUIRED FUND

      1.1 The Acquired Fund will transfer all of its assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, cash and other assets), as set forth in the statement of assets and liabilities referred to in Paragraph 7.2 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange for (i) the assumption by the Acquiring Fund of the known and unknown liabilities of the Acquired Fund, including the liabilities set forth in the Statement of Assets and Liabilities (the "Acquired Fund Liabilities"), which shall be assigned and transferred to the Acquiring Fund by the Acquired Fund and assumed by the Acquiring Fund, and (ii) delivery by the Acquiring Fund to the Acquired Fund, for distribution pro rata by the Acquired Fund to its shareholders in proportion to their respective ownership of[Class A, Class B and Class C] shares of beneficial interest of the Acquired Fund, as of the close of business on [December 5], 2003 (the "Closing Date"), of a number of the Acquiring Fund Shares having an aggregate net asset value equal, in the case of each class of Acquiring Fund Shares, to the value of the assets, less such liabilities (herein referred to as the "net value of the assets") attributable to the applicable class, assumed, assigned and delivered, all determined as provided in Paragraph 2.1 hereof and as of a date and time as specified therein. Such transactions shall take place at the Closing, as defined in Paragraph 3.1 hereof. All computations shall be provided by The Bank of New York (the "Custodian"), as custodian and pricing agent for the Acquiring Fund and the Acquired Fund.

      1.2 The Acquired Fund has provided the Acquiring Fund with a list of the current securities holdings of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion provided for in paragraph 8.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

      1.3 The Acquiring Fund and the Acquired Fund will each bear its own expenses in connection with the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated

      1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record (the "Acquired Fund shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund, to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number and class of Acquiring Fund Shares due such shareholders. [Acquired Fund shareholders who own Class A shares of the Acquired Fund will receive Class A Acquiring Fund Shares, Acquired Fund shareholders who own Class B shares of the Acquired Fund will receive Class B Acquiring Fund Shares. Acquired Fund shareholders who own Class C shares of the Acquired Fund will receive Class C Acquiring Fund Shares.] The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

      1.5 The Acquired Fund shareholders holding certificates representing their ownership of shares of beneficial interest of the Acquired Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to John Hancock Signature Services, Inc. prior to the Closing Date. Any Acquired Fund share certificate which remains outstanding on the Closing Date shall be deemed to be canceled, shall no longer evidence ownership of shares of beneficial interest of the Acquired Fund and shall evidence ownership of Acquiring Fund Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to Acquiring Fund Shares shall be paid to the holder of such certificate(s), but such shareholders may not redeem or transfer Acquiring Fund Shares received in the reorganization. The Acquiring Fund will not issue share certificates in the reorganization.

      1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

      1.7 The existence of the Acquired Fund shall be terminated as promptly as practicable following the Liquidation Date.

      1.8 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

      2.1 The net asset value[s] of the [Class A, Class B and Class C] Acquiring Fund Shares and the net value[s] of the assets and liabilities of the Acquired Fund attributable to its [Class A, Class B and Class C] shares to be transferred shall, in each case, be determined as of the close of business (4:00 p.m. Eastern Time) on the Closing Date. The net asset value[s] of the [Class A, Class B and Class C] Acquiring Fund Shares shall be computed by the Custodian in the manner set forth in the Acquiring Fund's Declaration of Trust as amended and restated (the "Declaration"), or By-Laws and the Acquiring Fund's then-current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places. The net value[s] of the assets of the Acquired Fund attributable to its [Class A, Class B and Class C] shares to be transferred shall be computed by the Custodian by calculating the value of the assets of each class transferred by the Acquired Fund and by subtracting therefrom the amount of the liabilities of each class assigned and transferred to and assumed by the Acquiring Fund on the Closing Date, said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places.

      2.2 The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the Acquired Fund's assets attributable to a class, less the liabilities attributable to that class assumed by the Acquiring Fund, by the Acquiring Fund's net asset value per share of the same class, all as determined in accordance with Paragraph 2.1 hereof.

      2.3 All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Funds.

3. CLOSING AND CLOSING DATE

      3.1 The Closing Date shall be [December 5], 2003 or such other date on or before December 31, 2003 as the parties may agree. The closing of the reorganization (the "Closing") shall be held as of 5:00 p.m. at the offices of the Trust and the Trust II, 101 Huntington Avenue, Boston, Massachusetts 02199, or at such other time and/or place as the parties may agree.

      3.2 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for the Acquired Fund shall be presented by the Acquired Fund to the Custodian for examination no later than three business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the Custodian crediting the Acquiring Fund's account maintained with the Custodian with immediately available funds.

      3.3 In the event that on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before December 31, 2003, this Agreement may be terminated by the Acquiring Fund or by the Acquired Fund upon the giving of written notice to the other party.

      3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund shareholders and the number of outstanding shares of each class of beneficial interest of the Acquired Fund owned by each such shareholder, all as of the close of business on the Closing Date, certified by its Treasurer, Secretary or other authorized officer (the "Shareholder List"). The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES

      4.1 The Trust II on behalf of the Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

            (a) The Trust II is a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out the transactions contemplated by this Agreement. Neither the Trust II nor the Acquired Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust II has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

            (b) The Trust II is a registered investment company classified as a management company and its registration with the Commission as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect. The Acquired Fund is a [non-]diversified series of the Trust II;

            (c) The Trust II and the Acquired Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result, in violation of any provision of the Trust II's Declaration of Trust, as amended and restated (the "Trust II's Declaration"), or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust II or the Acquired Fund is a party or by which it is bound;

            (d) Except as otherwise disclosed in writing and accepted by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust II or the Acquired Fund or any of the Acquired Fund's properties or assets. The Trust II knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust II nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated;

            (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

            (f) The audited statement of assets and liabilities, including the schedule of investments, of the Acquired Fund as of _______, 200__ [and the unaudited statement of assets and liabilities of the Acquired Fund as of _______, 2003] and the related statement of operations [for each such period] (copies of which have been furnished to the Acquired Fund), present fairly in all material respects the financial condition of the Acquired Fund as of _______, 200__ and [and _______, 200__ respectively] the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

            (g) Since _______, 2003, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund;

            (h) At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

            (i) The Acquired Fund has qualified as a regulated investment company for each taxable year of its operation and the Acquired Fund will qualify as such as of the Closing Date with respect to its taxable year ending on the Closing Date;

            (j) The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, no par value. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust II. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts and classes set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.4 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

            (k) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to Paragraph 1.1 hereof, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

            (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust II on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of the Acquired Fund's shareholders;

            (m) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

            (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in Paragraph 5.7 hereof (other than written information furnished by the Acquiring Fund for inclusion therein, as covered by the Acquiring Fund's warranty in Paragraph 4.2(m) hereof), on the effective date of the Registration Statement, on the date of the meeting of the Acquired Fund shareholders and on the Closing Date, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

            (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

            (p) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;

            (q) The [Class A, Class B, and Class C] prospectus of the Acquired Fund, dated _______, 2003, (the "Acquired Fund Prospectus"), furnished to the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and

            (r) The Acquired Fund Tax Representation Certificate to be delivered by the Acquired Fund to the Acquiring Fund at Closing pursuant to
            Section 7.5 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

      4.2 The Trust on behalf of the Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

            (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out the Agreement. Neither the Trust nor the Acquiring Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

            (b) The Trust is a registered investment company classified as a management company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a diversified series of the Trust;

            (c) The [Class A, Class B, and Class C shares] prospectus of the Acquiring Fund dated _______, 2003 (the "Acquiring Fund Prospectus") and statement of additional information for [Class A, Class B, Class C shares of] the Acquiring Fund, dated _______, 2003, and any amendments or supplements thereto on or prior to the Closing Date, and the Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, the Acquiring Fund Prospectus does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Registration Statement will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            (d) At the Closing Date, the Trust on behalf of the Acquiring Fund will have good and marketable title to the assets of the Acquiring Fund;

            (e) The Trust and the Acquiring Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result in a violation of any provisions of the Trust's Declaration, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquiring Fund is a party or by which the Trust or the Acquiring Fund is bound;

            (f) Except as otherwise disclosed in writing and accepted by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust or the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Trust knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

            (g) The audited statement of assets and liabilities, including the schedule of investments, of the Acquiring Fund as of _______, 200__ [and the unaudited statement of assets and liabilities of the Acquiring Fund as of _______, 2003] and the related statement of operations [for each such period] (copies of which have been furnished to the Acquired Fund), present fairly in all material respects the financial condition of the Acquiring Fund as of _______, 200__ and [and _______, 2003, respectively] the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquiring Fund as of the respective dates thereof not disclosed therein;

            (h) Since _______, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Trust on behalf of the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Acquired Fund;

            (i) Each of the Acquiring Fund and its predecessors has qualified as a regulated investment company for each taxable year of its operation and the Acquiring Fund will qualify as such as of the Closing Date;

            (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value per share. All issued and outstanding shares of beneficial interest of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

            (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms;

            (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of beneficial interest of the Acquiring Fund and will be fully paid and nonassessable by the Trust;

            (m) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

            (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the 1933 Act and the 1940 Act; and

            (o) The Acquiring Fund Tax Representation Certificate to be delivered by the Acquiring Fund to the Acquired Fund at Closing pursuant to Section 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      5.1 Except as expressly contemplated herein to the contrary, the Trust II on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund, will operate their respective businesses in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

      5.2 The Trust II will call a meeting of the Acquired Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

      5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

      5.4 The Trust II on behalf of the Acquired Fund will provide such information within its possession or reasonably obtainable as the Trust on behalf of the Acquiring Fund requests concerning the beneficial ownership of the Acquired Fund's shares of beneficial interest.

      5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

      5.6 The Trust II on behalf of the Acquired Fund shall furnish to the Trust on behalf of the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the

            Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the President of the Acquired Fund.

      5.7 The Trust on behalf of the Acquiring Fund will prepare and file with the Commission the Registration Statement in compliance with the 1933 Act and the 1940 Act in connection with the issuance of the Acquiring Fund Shares as contemplated herein.

      5.8 The Trust II on behalf of the Acquired Fund will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the special meeting of shareholders of the Acquired Fund to consider approval of this Agreement.

      5.9 Neither the Acquired Fund nor the Acquiring Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate, and with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate, to the extent such action would prevent the reorganization from qualifying as a "reorganization" under Section 368(a) of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST II ON BEHALF OF THE ACQUIRED FUND

The obligations of the Trust II on behalf of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1 All representations and warranties of the Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

      6.2 The Trust on behalf of the Acquiring Fund shall have delivered to the Trust II on behalf of the Acquired Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust II on behalf of the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust II on behalf of the Acquired Fund shall reasonably request; and

      6.3 The Acquiring Fund shall have delivered to the Acquired Fund an Acquiring Fund Tax Representation Certificate in a form acceptable to Hale and Dorr LLP, the Acquired Fund and the Acquiring Fund concerning certain tax-related matters with respect to the Acquiring Fund.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust on behalf of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust II on behalf of the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

      7.1 All representations and warranties of the Trust II on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

      7.2 The Trust II on behalf of the Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

      7.3 The Trust II on behalf of the Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund on the Closing Date a certificate executed in the name of the Acquired Fund by a President or Vice President and a Treasurer or Assistant Treasurer of the Acquired Fund, in form and substance satisfactory to the Trust on behalf of the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust on behalf of the Acquiring Fund shall reasonably request;

      7.4 At or prior to the Closing Date, the Acquired Fund's investment adviser, or an affiliate thereof, shall have made all payments, or applied all credits, to the Acquired Fund required by any applicable contractual expense limitation; and

      7.5 The Acquired Fund shall have delivered to the Acquiring Fund an Acquired Fund Tax Representation Certificate in a form acceptable to Hale and Dorr LLP, the Acquired Fund and the Acquiring Fund concerning certain tax-related matters with respect to the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST II ON BEHALF OF THE ACQUIRED FUND AND THE TRUST ON BEHALF OF THE ACQUIRING FUND

The obligations hereunder of the Trust II on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund are each subject to the further conditions that on or before the Closing Date:

      8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of the Trust II's Declaration and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Trust on behalf of the Acquiring Fund;

      8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain changes or other relief in connection with, this Agreement or the transactions contemplated herein;

      8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and their "no-action" positions) deemed necessary by the Trust II or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself;

      8.4 The Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act;

      8.5 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of
            (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code) after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

      8.6 Each of the Acquired Fund and the Acquiring Fund shall have received an opinion of Hale and Dorr LLP, satisfactory to the Trust II on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of beneficial interest of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code.

9. BROKERAGE FEES AND EXPENSES

      9.1 The Trust on behalf of the Acquiring Fund and the Trust II on behalf of the Acquired Fund each represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      9.2 The Acquiring Fund and the Acquired Fund shall each be liable solely for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated.

10.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1 The Trust on behalf of the Acquiring Fund and the Trust II on behalf of the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraph 4 hereof and that this Agreement constitutes the entire agreement between the parties.

      10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.   TERMINATION

      11.1 This Agreement may be terminated by the mutual agreement of the Trust on behalf of the Acquiring Fund and the Trust II on behalf of the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

            (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

            (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

            (c) by resolution of the Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

            (d) by resolution of the Trust II's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders.

      11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Acquiring Fund, the Trust II, or the Acquired Fund, or the Trustees or officers of the Trust or the Trust II, but each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Trust and the Trust II. However, following the meeting of shareholders of the Acquired Fund held pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval; provided that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund or to the Acquired Fund, each at 101 Huntington Avenue, Boston, Massachusetts 02199, Attention:
President, and, in either case, with copies to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: David C. Phelan, Esq.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

      14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3 This Agreement shall be governed by and construed in accordance with the laws of he Commonwealth of Massachusetts.

      14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      14.5 All persons dealing with the Trust or the Trust II must look solely to the property of the Trust or the Trust II, respectively, for the enforcement of any claims against the Trust or the Trust II as the Trustees, officers, agents and shareholders of the Trust or the Trust II assume no personal liability for obligations entered into on behalf of the Trust or the Trust II, respectively. None of the other series of the Trust or the Trust II shall be responsible for any obligations assumed by or on behalf of the Acquiring Fund or the Acquired Fund under this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and has caused its corporate seal to be affixed hereto.

                                 JOHN HANCOCK INVESTMENT TRUST on behalf of
                                 JOHN HANCOCK SOVEREIGN INVESTORS FUND

                                 By:________________________________________

                                 Maureen R. Ford
                                 Chairman, President and Chief Executive Officer

                                 [                ] TRUST on behalf of
                                 [                ] FUND

                                 By:________________________________________
                                 Susan S. Newton
                                 Senior Vice President and Secretary

                                     Thank
                                      You

                                  for mailing
                                your proxy card
                                   promptly!

John Hancock Funds, LLC                              Mutual Funds
MEMBER NASD                                          Institutional Services
101 Huntington Avenue                                Private Managed Accounts
Boston, MA 02199-7603                                Retirement Plans

1-888-972-8696
1-800-554-6713 TDD
1-800-597-1897 EASI-Line
www.jhfunds.com

                                                     VOTE THIS PROXY CARD TODAY!
                                        YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                              THE EXPENSE OF ADDITIONAL MAILINGS


JOHN HANCOCK LARGE CAP SPECTRUM FUND
SPECIAL MEETING OF SHAREHOLDERS -DECEMBER 3, 2003
PROXY SOLICITATION BY THE BOARD OF TRUSTEES

     The undersigned, revoking previous proxies, hereby appoint(s) Maureen Ford Goldfarb, Susan S. Newton and William H. King, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Large Cap Spectrum Fund ("Large Cap Spectrum Fund") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of Large Cap Spectrum Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on December 3, 2003 at 9:00 a.m., Boston time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated October 8, 2003 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.

                                            Date                    , 2003
                                                --------------------

                                            PLEASE SIGN, DATE AND RETURN
                                            PROMPTLY IN ENCLOSED ENVELOPE


                                            ------------------------------------

                                            ------------------------------------
                                                     Signature(s)
                                            NOTE: Signature(s) should agree with
                                            the name(s) printed herein. When
                                            signing as attorney, executor,
                                            administrator ,trustee or guardian,
                                            please give your full name as such.
                                            If a corporation, please sign in
                                            full corporate name by president
                                            or other authorized officer. If a
                                            partnership, please sign in
                                            partnership name by authorized
                                            person.

                                                     VOTE THIS PROXY CARD TODAY!
                                        YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                              THE EXPENSE OF ADDITIONAL MAILINGS


SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

(1) To approve an Agreement and Plan of Reorganization between John Hancock Large Cap Spectrum Fund ("Large Cap Spectrum Fund") and John Hancock Sovereign Investors Fund ("Sovereign Investors Fund"). Under this Agreement, Large Cap Spectrum Fund would transfer all of its assets to Sovereign Investors Fund in exchange for shares of Sovereign Investors Fund. These shares will be distributed proportionately to you and the other shareholders of Sovereign Investors Fund. Sovereign Investors Fund will also assume Large Cap Spectrum Fund's liabilities.

         FOR      |_|              AGAINST  |_|               ABSTAIN  |_|

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

                                                     VOTE THIS PROXY CARD TODAY!
                                        YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                              THE EXPENSE OF ADDITIONAL MAILINGS


JOHN HANCOCK DIVIDEND PERFORMERS FUND
SPECIAL MEETING OF SHAREHOLDERS -DECEMBER 3, 2003
PROXY SOLICITATION BY THE BOARD OF TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Maureen Ford Goldfarb, Susan S. Newton and William H. King, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Dividend Performers Fund ("Dividend Performers Fund") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of Dividend Performers Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on December 3, 2003 at 9:00 a.m., Boston time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated October 8, 2003 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.

                               Date                                       , 2003
                                   ----------------------------------------

                               PLEASE SIGN, DATE AND RETURN
                               PROMPTLY IN ENCLOSED ENVELOPE


                               ------------------------------------------------

                               ------------------------------------------------
                                                  Signature(s)
                               NOTE: Signature(s) should agree with the name(s)
                               printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                     VOTE THIS PROXY CARD TODAY!
                                        YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                              THE EXPENSE OF ADDITIONAL MAILINGS


SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.


(1) To approve an Agreement and Plan of Reorganization between John Hancock Dividend Performers Fund ("Dividend Performers Fund") and John Hancock Sovereign Investors Fund ("Sovereign Investors Fund"). Under this Agreement, Dividend Performers Fund would transfer all of its assets to Sovereign Investors Fund in exchange for Class I shares of Sovereign Investors Fund. These shares will be distributed proportionately to you and the other shareholders of Dividend Performers Fund. Sovereign Investors Fund will also assume Dividend Performers Fund's liabilities.

         FOR      |_|            AGAINST  |_|               ABSTAIN  |_|

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

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Proxy Control Number in the area below.  Your Internet Voting Control Number is
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Internet Control Number.  If you have received multiple voting instruction cards, each card has its own control number; you will need to login and provide your voting instructions separately for each such distinct Control Number.

--------------------------------------------------------------------------------
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


John Hancock Funds Proxy                                         PROXY DIRECT TM
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                                  John Hancock
                               ------------------
                               JOHN HANCOCK FUNDS

i Below is the list of your holdings. Text next to each holding's name indicates whether you wish to vote as the Board recommends or to submit your individual instructions. To change between board recommended and individual instructions, click on the name of the holding; then follow the additional instructions. Unless you click on the name of the holding and the vote of your choice, your vote will automatically be recorded on the proposal as recommended by the Board.

            YOU MUST CLICK VOTE NOW! BUTTON TO COMPLETE YOUR SESSION

--------------------------------------------------------------------------------
List of Your Holdings                               Voting instructions
--------------------------------------------------------------------------------
John Hancock Large Cap Spectrum Fund                 as recommended by the Board
--------------------------------------------------------------------------------
Click on arrow to modify voting instructions
--------------------------------------------

Help me...                       Cancel                        Vote Now!
----------                       ------                        ---------
If you need help navigating      You can quit Internet         Once you have
the site or experience problems  voting at any time. However,  completed
during your online session,      your voting instructions set  selection of your
this page may provide you with   up during this session will   voting
answers                          be disregarded                instructions and
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                                                               processing, click
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


John Hancock Funds Proxy                                         PROXY DIRECT TM
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Shareholder:     John P. Sample
                 ALAMO Direct Mail Services,
                 Inc.
                 23-10 Square Circle Lane
                 Someoldtown, TS 12345-
                 6789

Acount:          ALAMO-TST01 / 271-XXXX-             John Hancock
                 XXXX-123                         ------------------
                                                  JOHN HANCOCK FUNDS
Previous vote:   None-Testing APPS/TR
                 Setup


                      John Hancock Large Cap Spectrum Fund

--------------------------------------------------------------------------------
Applicable Campaign Proposals              Mark All   For      Against     Board
--------------------------------------------------------------------------------
 1 A proposal to approve an agreement and         ( ) For  ( ) Against ( ) Board
   Plan of Reorganization between John Hancock
   Large Cap Spectrum Fund ("Large Cap
   Spectrum Fund") and John Hancock Sovereign
   Investors Fund ("Sovereign Investors Fund").
   Under this Agreement, your fund would transfer
   all of its assets to Sovereign Investors Fund in
   exchange for shares of Sovereign Investors
   Fund. These shares would be distributed
   proportionately to you and the other
   shareholders of Large Cap Spectrum
   Fund. Sovereign Investors Fund would also
   assume Large Cap Spectrum Fund's
   liabilities.
--------------------------------------------------------------------------------
   Any other business that may properly come before the meeting.
--------------------------------------------------------------------------------
                                                             Voting Instructions
                                                             -------------------

i Answers have been marked according to the Board's
  recommendations. Please change responses as appropriate
  before submission.
                                                     [ ] Cancel     [ ] Continue

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


John Hancock Funds Proxy                                         PROXY DIRECT TM
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                                  John Hancock
                               ------------------
                               JOHN HANCOCK FUNDS

Thank you. Your voting instructions have been submitted for processing.

If necessary, you can revisit Internet Voting site any time before the Meeting Date on Wednesday, December 3, 2003 at 9:00 AM [ET] to submit new voting instructions.

This is the summary of your voting instructions delivered to John Hancock Funds. It is not a receipt or vote confirmation. You may print this page for your records.

Instructions submitted on _________, 2003
Transaction Code: __________________


                      John Hancock Large Cap Spectrum Fund
--------------------------------------------------------------------------------
1 Approve an Agreement and Plan of Reorganization                 Voted For



If you wish to vote another card, please click here.

--------------------------------------------------------------------------------
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

                                                                 ---------------
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Proxy Control Number in the area below.  Your Internet Voting Control Number is located on your voting instruction card and is identified as Control Number or Internet Control Number. If you have received multiple voting instruction cards, each card has its own control number; you will need to login and provide your voting instructions separately for each such distinct Control Number.

--------------------------------------------------------------------------------
Enter Control Number here: [   ] [   ] [   ] [   ] Continue
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in order to continue.  Click on HELP button at the top for more information and
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because of technical difficulties, you should refer to your Proxy Package for other voting options.


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


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                                  John Hancock
                               ------------------
                               JOHN HANCOCK FUNDS

i Below is the list of your holdings. Text next to each holding's name indicates whether you wish to vote as the Board recommends or to submit your individual instructions. To change between board recommended and individual instructions, click on the name of the holding; then follow the additional instructions. Unless you click on the name of the holding and the vote of your choice, your vote will automatically be recorded on the proposal as recommended by the Board.

            YOU MUST CLICK VOTE NOW! BUTTON TO COMPLETE YOUR SESSION

--------------------------------------------------------------------------------
List of Your Holdings                               Voting instructions
--------------------------------------------------------------------------------
John Hancock Dividend Performers Fund                as recommended by the Board
--------------------------------------------------------------------------------
Click on arrow to modify voting instructions
--------------------------------------------

Help me...                       Cancel                        Vote Now!
----------                       ------                        ---------
If you need help navigating      You can quit Internet         Once you have
the site or experience problems  voting at any time. However,  completed
during your online session,      your voting instructions set  selection of your
this page may provide you with   up during this session will   voting
answers                          be disregarded                instructions and
                                                               are ready to
                                                               submit them for
                                                               processing, click
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                                                               button

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


John Hancock Funds Proxy                                         PROXY DIRECT TM
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--------------------------------------------------------------------------------

Shareholder:     John P. Sample
                 ALAMO Direct Mail Services,
                 Inc.
                 23-10 Square Circle Lane
                 Someoldtown, TS 12345-
                 6789

Acount:          ALAMO-TST01 / 271-XXXX-             John Hancock
                 XXXX-123                         ------------------
                                                  JOHN HANCOCK FUNDS
Previous vote:   None-Testing APPS/TR
                 Setup


                      John Hancock Dividend Performers Fund

--------------------------------------------------------------------------------
Applicable Campaign Proposals              Mark All   For      Against     Board
--------------------------------------------------------------------------------
 1 A proposal to approve an agreement and         ( ) For  ( ) Against ( ) Board
   Plan of Reorganization between John Hancock
   Dividend Performers Fund ("Dividend
   Performers Fund") and John Hancock Sovereign
   Investors Fund ("Sovereign Investors Fund").
   Under this Agreement, your fund would transfer
   all of its assets to Sovereign Investors Fund in
   exchange for shares of Sovereign Investors
   Fund. These shares would be distributed
   proportionately to you and the other
   shareholders of Dividend Performers
   Fund. Sovereign Investors Fund would also
   assume Dividend Performers Fund's
   liabilities.
--------------------------------------------------------------------------------
   Any other business that may properly come before the meeting.
--------------------------------------------------------------------------------
                                                             Voting Instructions
                                                             -------------------

i Answers have been marked according to the Board's
  recommendations. Please change responses as appropriate
  before submission.
                                                     [ ] Cancel     [ ] Continue

--------------------------------------------------------------------------------
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


John Hancock Funds Proxy                                         PROXY DIRECT TM
--------------------------------------------------------------------------------
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                                  John Hancock
                               ------------------
                               JOHN HANCOCK FUNDS

Thank you. Your voting instructions have been submitted for processing.

If necessary, you can revisit Internet Voting site any time before the Meeting Date on Wednesday, December 3, 2003 at 9:00 AM [ET] to submit new voting instructions.

This is the summary of your voting instructions delivered to John Hancock Funds. It is not a receipt or vote confirmation. You may print this page for your records.

Instructions submitted on _________, 2003
Transaction Code: __________________


                      John Hancock Dividend Performers Fund
--------------------------------------------------------------------------------
1 Approve an Agreement and Plan of Reorganization                 Voted For



If you wish to vote another card, please click here.

--------------------------------------------------------------------------------
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

                                JOHN HANCOCK
--------------------------------------------------------------------------------
Prospectus 3.1.03               Sovereign Investors Fund
as revised 10.1.03
                                290PN 3/03
                                Draft 8/20/03

     [LOGO](R)
------------------
JOHN HANCOCK FUNDS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

A summary of the fund's           Sovereign Investors Fund                     4
goals, strategies, risks,
performance and expenses.

Policies and instructions for     Your account
opening, maintaining and
closing an account.               Choosing a share class                       6
                                  How sales charges are calculated             6
                                  Sales charge reductions and waivers          7
                                  Opening an account                           8
                                  Buying shares                                9
                                  Selling shares                              10
                                  Transaction policies                        12
                                  Dividends and account policies              12
                                  Additional investor services                13

Further information on the        Fund details
fund.
                                  Business structure                          14
                                  Management biographies                      15
                                  Financial highlights                        16

                                  For more information                back cover

Sovereign Investors Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital and income without assuming undue market risks. To pursue this goal, the fund normally invests at least 80% of stocks in a diversified portfolio of companies with market capitalizations within the range of the Standard & Poor's 500 Index. On July 31, 2003, that range was $284.9 million to $384.7 billion.

At least 65% of the fund's stock investments are "dividend performers" -- companies whose dividend payments have increased steadily for ten years. In managing the portfolio, the managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industrywide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry. Historically, companies that meet these criteria have tended to have large or medium capitalizations.

The fund may not invest more than 5% of assets in any one security. The fund may invest in bonds of any maturity, with up to 5% of assets in junk bonds rated as low as C and their unrated equivalents.

The fund typically invests in U.S. companies but may invest in dollar-denominated foreign securities. It may also make limited use of certain derivatives (investments whose value is based on indexes). Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
2003 return as of 6-30-03: 6.73%
Best quarter: Q4 '98, 15.56%
Worst quarter: Q3 `02, -13.87%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual aftertax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index of 500 stocks.

-------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
-------------------------------------------------------------------------------------
1993      1994    1995     1996     1997     1998    1999    2000      2001      2002
5.71%   -1.85%   29.15%   17.57%   29.14%   15.62%   5.91%   4.08%   -6.06%   -18.68%

------------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-02
------------------------------------------------------------------------------------------------------
                                                      1 year    5 year    10 year    Life of   Life of
                                                                                     Class B   Class C
Class A before tax                                   -22.76%    -1.55%      6.53%        --        --
Class A after tax on distributions                   -23.32%    -3.07%      4.76%        --        --
Class A after tax on distributions, with sale        -13.85%    -1.32%      4.97%        --        --
Class B before tax (began 1-3-94)                    -23.26%    -1.53%        --       6.52%       --
Class C before tax (began 5-1-98)                    -20.86%        --        --         --     -3.36%
------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                          -22.10%    -0.59%      9.34%      9.30%    -3.75%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large- or medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small-capitalization stocks. Medium-capitalization stocks tend to be more volatile than stocks of larger companies. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money. To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

---------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                       Class A    Class B    Class C
---------------------------------------------------------------------------------------
Maximum sales charge (load)                                 5.00%      5.00%      2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                    5.00%      none       1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less       none(2)      5.00%      1.00%

---------------------------------------------------------------------------------------
Annual operating expenses                                 Class A    Class B    Class C
---------------------------------------------------------------------------------------
Management fee                                              0.57%      0.57%      0.57%
Distribution and service (12b-1) fees                       0.30%      1.00%      1.00%
Other expenses                                              0.30%      0.30%      0.30%
Total fund operating expenses                               1.17%      1.87%      1.87%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                 Year 1     Year 3     Year 5    Year 10
--------------------------------------------------------------------------------
Class A                                    $613       $853     $1,111     $1,849
Class B with redemption                    $690       $888     $1,211     $2,008
Class B without redemption                 $190       $588     $1,011     $2,008
Class C with redemption                    $387       $682     $1,101     $2,268
Class C without redemption                 $288       $682     $1,101     $2,268

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================

PORTFOLIO MANAGERS

John F. Snyder, III
Joined fund team in 1983

Barry H. Evans, CFA
Joined fund team in 1996

Peter M. Schofield, CFA
Joined fund team in 1996

See page 15 for the management biographies.

FUND CODES

Class A  Ticker           SOVIX
         CUSIP            47803P302
         Newspaper        SvInvA
         SEC number       811-0560
         JH fund number   29

Class B  Ticker           SOVBX
         CUSIP            47803P401
         Newspaper        SvInvB
         SEC number       811-0560
         JH fund number   129

Class C  Ticker           SOVCX
         CUSIP            47803P609
         Newspaper        --
         SEC number       811-0560
         JH fund number   529

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 0.30%.

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------
o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o     A deferred sales charge, as described on following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------
o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

Your broker/dealer receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker/dealer.

Your broker/dealer or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A and Class C Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                                           As a % of           As a % of your
Your investment                            offering price      investment
Up to $ 49,999                             5.00%               5.26%
$50,000 - $99,999                          4.50%               4.71%
$100,000 - $249,999                        3.50%               3.63%
$250,000 - $499,000                        2.50%               2.56%
$500,000 - $999,999                        2.00%               2.04%
$1,000,000 and over                        See below

--------------------------------------------------------------------------------
Class C sales charges
--------------------------------------------------------------------------------
                                           As a % of           As a % of your
Your investment                            offering price      investment
Up to $1,000,000                           1.00%               1.01%
$1,000,000 and over                        none

Investments of $1 million or more Class A and Class C shares are available with no front-end sales charge. However, there is a contingent deferred sales charge
(CDSC) on any Class A shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
CDSC on $1 million+ investments
--------------------------------------------------------------------------------
                                                               CDSC on shares
Your investment                                                being sold
First $1M - $4,999,999                                         1.00%
Next $1 - $5M above that                                       0.50%
Next $1 or more above that                                     0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

6 YOUR ACCOUNT

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B Shares are offered at their net asset value per share, without any initial sales charge.

Class B and Class C A CDSC may be charged if you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
Years after purchase                                  CDSC on shares being sold
1st year                                              5.00%
2nd year                                              4.00%
3rd or 4th year                                       3.00%
5th year                                              2.00%
6th year                                              1.00%
After 6th year                                        none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase                                  CDSC
1st year                                              1.00%
After 1st year                                        none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.
o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.
o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250) and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of the prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o     to make payments through certain systematic withdrawal plans
o     to make certain distributions from a retirement plan
o     because of shareholder death or disability

To utilize: If you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

                                                                  YOUR ACCOUNT 7

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o     selling brokers and their employees and sales representatives
o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds
o fund trustees and other individuals who are affiliated with these or other John Hancock funds
o individuals transferring assets from an employee benefit plan into a John Hancock fund
o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

Class C shares may be offered without front-end sales charges to various individuals and institutions.

To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI (see the back cover of this prospectus).

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

      o     non-retirement account: $1,000
      o     retirement account: $250
      o     group investments: $250
      o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month
      o fee-based clients of selling brokers who have placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.

8 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
           Opening an account                  Adding to an account

By check

[Clip Art] o  Make out a check for the         o  Make out a check for the
              investment amount, payable to       investment amount payable to
              "John Hancock Signature             "John Hancock Signature
              Services, Inc."                     Services, Inc."
           o  Deliver the check and your       o  Fill out the detachable
              completed application to your       investment slip from an
              financial representative, or        account statement. If no slip
              mail them to Signature              is available, include a note
              Services (address below).           specifying the fund name, your
                                                  share class, your account
                                                  number and the name(s) in
                                                  which the account is
                                                  registered.
                                               o  Deliver the check and your
                                                  investment slip or note to
                                                  your financial representative,
                                                  or mail them to Signature
                                                  Services (address below).

By exchange

[Clip Art] o  Call your financial              o  Log on to www.jhfunds.com to
              representative or Signature         process exchanges between
              Services to request an              funds.
              exchange.                        o  Call EASI-Line for automated
                                                  service 24 hours a day using
                                                  your touch-tone phone at
                                                  1-800-338-8080.
                                               o  Call your financial
                                                  representative or Signature
                                                  Services to request an
                                                  exchange.

By wire

[Clip Art] o  Deliver your completed           o  Instruct your bank to wire the
              application to your financial       amount of your investment to:
              representative, or mail it to         First Signature Bank & Trust
              Signature Services.                   Account # 900000260
           o  Obtain your account number by         Routing # 211475000
              calling your financial           Specify the fund name, your share
              representative or Signature      class, your account number and
              Services.                        the name(s) in which the account
           o  Instruct your bank to wire the   is registered. Your bank may
              amount of your investment to:    charge a fee to wire funds.
                First Signature Bank & Trust
                Account # 900000260
                Routing # 211475000
           Specify the fund name, your
           choice of share class, the new
           account number and the name(s) in
           which the account is registered.
           Your bank may charge a fee to
           wire funds.

By Internet

[Clip Art] See "By exchange" and "By wire."    o  Verify that your bank or
                                                  credit union is a member of
                                                  the Automated Clearing House
                                                  (ACH) system.
                                               o  Complete the "Bank
                                                  Information" section on your
                                                  account application.
                                               o  Log on to www.jhfunds.com to
                                                  initiate purchases using your
                                                  authorized bank account.

By phone

[Clip Art] See "By exchange" and "By wire."    o  Verify that your bank or
                                                  credit union is a member of
                                                  the Automated Clearing House
                                                  (ACH) system.
                                               o  Complete the "Bank
                                                  Information" section on your
                                                  account application.
                                               o  Call EASI-Line for automated
                                                  service 24 hours a day using
                                                  your touch-tone phone at
                                                  1-800-338-8080.
                                               o  Call your financial
                                                  representative or Signature
                                                  Services between 8 A.M. and 4
                                                  P.M. Eastern Time on most
                                                  business days.

--------------------------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.
--------------------------------------------------------------------------------

                                                                  YOUR ACCOUNT 9

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
Designed for                                  To sell some or all of your shares

By letter

[Clip Art] o  Accounts of any type.           o  Write a letter of instruction
           o  Sales of any amount.               or complete a stock power
                                                 indicating the fund name, your
                                                 share class, your account
                                                 number, the name(s) in which
                                                 the account is registered and
                                                 the dollar value or number of
                                                 shares you wish to sell.
                                              o  Include all signatures and any
                                                 additional documents that may
                                                 be required (see next page).
                                              o  Mail the materials to
                                                 Signature Services.
                                              o  A check will be mailed to the
                                                 name(s) and address in which
                                                 the account is registered, or
                                                 otherwise according to your
                                                 letter of instruction.

By Internet

[Clip Art] o  Most accounts.                  o  Log on to www.jhfunds.com to
           o  Sales of up to $100,000.           initiate redemptions from your
                                                 funds.

By phone

[Clip Art] o  Most accounts.                  o  Call EASI-Line for automated
           o  Sales of up to $100,000.           service 24 hours a day using
                                                 your touch-tone phone at
                                                 1-800-338-8080.
                                              o  Call your financial
                                                 representative or Signature
                                                 Services between 8 A.M. and 4
                                                 P.M. Eastern Time on most
                                                 business days.

By wire or electronic funds transfer (EFT)

[Clip Art] o  Requests by letter to sell any  o  To verify that the Internet or
              amount.                            telephone redemption privilege
           o  Requests by Internet or phone      is in place on an account, or
              to sell up to $100,000.            to request the form to add it
                                                 to an existing account, call
                                                 Signature Services.
                                              o  Amounts of $1,000 or more will
                                                 be wired on the next business
                                                 day. A $4 fee will be deducted
                                                 from your account.
                                              o  Amounts of less than $1,000
                                                 may be sent by EFT or by
                                                 check. Funds from EFT
                                                 transactions are generally
                                                 available by the second
                                                 business day. Your bank may
                                                 charge a fee for this service.

By exchange

[Clip Art] o  Accounts of any type.           o  Obtain a current prospectus
           o  Sales of any amount.               for the fund into which you
                                                 are exchanging by Internet or
                                                 by calling your financial
                                                 representative or Signature
                                                 Services.
                                              o  Log on to www.jhfunds.com to
                                                 process exchanges between your
                                                 funds.
                                              o  Call EASI-Line for automated
                                                 service 24 hours a day using
                                                 your touch-tone phone at
                                                 1-800-338-8080.
                                              o  Call your financial
                                                 representative or Signature
                                                 Services to request an
                                                 exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."

10 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o     you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                   Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]
Owners of individual, joint or           o  Letter of instruction.
UGMA/UTMA accounts (custodial accounts   o  On the letter, the signatures and
for minors).                                titles of all persons authorized to
                                            sign for the account, exactly as
                                            the account is registered.
                                         o  Signature guarantee if applicable
                                            (see above).

Owners of corporate, sole                o  Letter of instruction.
proprietorship, general partner or       o  Corporate business/organization
association accounts.                       resolution, certified within the
                                            past 12 months, or a John Hancock
                                            Funds business/ organization
                                            certification form.
                                         o  On the letter and the resolution,
                                            the signature of the person(s)
                                            authorized to sign for the account.
                                         o  Signature guarantee if applicable
                                            (see above).

Owners or trustees of trust accounts.    o  Letter of instruction.
                                         o  On the letter, the signature(s) of
                                            the trustee(s).
                                         o  Copy of the trust document
                                            certified within the past 12 months
                                            or a John Hancock Funds trust
                                            certification form.
                                         o  Signature guarantee if applicable
                                            (see above).

Joint tenancy shareholders with rights   o  Letter of instruction signed by
of survivorship whose co-tenants are        surviving tenant.
deceased.                                o  Copy of death certificate.
                                         o  Signature guarantee if applicable
                                            (see above).

Executors of shareholder estates.        o  Letter of instruction signed by
                                            executor.
                                         o  Copy of order appointing executor,
                                            certified within the past 12
                                            months.
                                         o  Signature guarantee if applicable
                                            (see above).

Administrators, conservators,            o  Call 1-800-225-5291 for
guardians and other sellers or account      instructions.
types not listed above.

--------------------------------------------------------------------------------
Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.
--------------------------------------------------------------------------------


                                                                 YOUR ACCOUNT 11

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each class of the fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The fund uses market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The fund may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Foreign stock or other portfolio securities held by the fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. However, if the new fund's CDSC rate is higher, then the rate will increase. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, the fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. The fund may also refuse any exchange order. The fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Account Information John Hancock Funds is required by law to obtain information for verifying an account holder's identity. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV minus any applicable sales charges, and take other steps that it deems reasonable.

Certificated shares The fund nolonger issues share certificates. Shares are electronically recorded. Any existing certifcated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance
o     after any changes of name or address of the registered owner(s)
o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The fund generally distributes most or all of its net earnings annually in the form of dividends. The fund typically declares and pays any income dividends quarterly. Capital gains, if any, are typically distributed annually.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and


12 YOUR ACCOUNT
capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund's long-term capital gains are taxable as capital gains; dividends from the fund's income and short-term capital gains are generally taxable as ordinary income. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your account application.
o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.
o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).
o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

                                                                 YOUR ACCOUNT 13

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the fund. The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The management firm The fund is managed by John Hancock Advisers, LLC Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and as of June 30, 2003 managed approximately $27 billion in assets.

Management fee For the fiscal year ended December 31, 2002, the fund paid the investment adviser a management fee at an annual rate of 0.57% of the fund's average daily net assets.

                         ------------------------------
                                  Shareholders
                         ------------------------------
  Distribution and
shareholder services

                         ------------------------------
                          Financial services firms and
                             their representatives

                         Advise current and prospective
                           shareholders on their fund
                           investments, often in the
                             context of an overall
                                financial plan.
                         ------------------------------

                         ------------------------------
                              Principal distributor

                             John Hancock Funds, LLC

                              Markets the fund and
                           distributes shares through
                           selling brokers, financial
                          planners and other financial
                                representatives.
                         ------------------------------

                         ------------------------------
                                 Transfer agent

                             John Hancock Signature
                                 Services, Inc.

                          Handles shareholder services,
                          including record-keeping and
                           statements, distribution of
                           dividends and processing of
                             buy and sell requests.
                         ------------------------------

                         ------------------------------
                               Investment adviser

                           John Hancock Advisers, LLC
                              101 Huntington Avenue
                              Boston, MA 02199-7603

                           Manages the fund's business
                           and investment activities.
                         ------------------------------

                         ------------------------------
                                    Custodian

                              The Bank of New York
                                 One Wall Street
                            New York, New York 10286

                            Holds the fund's assets,
                          settles all portfolio trades
                            and collects most of the
                           valuation data required for
                           calculating the fund's NAV.
                         ------------------------------

                                                              Asset management

                         ------------------------------
                                    Trustees

                         Oversee the fund's activities.
                         ------------------------------


14 FUND DETAILS

MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock Sovereign Investors Fund. It is a brief summary of their business careers over the past five years.

Barry H. Evans, CFA
------------------------------------
Senior vice president
Joined John Hancock Advisers in 1986
Began business career in 1986

Peter M. Schofield, CFA
------------------------------------
Vice president
Joined John Hancock Advisers in 1996
Began business career in 1984

John F. Snyder, III
------------------------------------
Executive vice president
Joined John Hancock Advisers in 1991
Began business career in 1971


                                                                 FUND DETAILS 15

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of the fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Sovereign Investors Fund
Figures audited by Ernst & Young LLP.


                                                                                                                       Unaudited
CLASS A SHARES PERIOD ENDED:                              12-31-98   12-31-99   12-31-00   12-31-01(1) 12-31-02(1)     6-30-03(2)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $22.41     $24.23     $24.51     $23.35     $19.88         $15.81
Net investment income(3)                                      0.31       0.30       0.33       0.32       0.24           0.09
Net realized and unrealized gain (loss) on investments        3.11       1.11       0.61      (1.77)     (3.94)          0.97
Total from investment operations                              3.42       1.41       0.94      (1.45)     (3.70)          1.06
Less distributions
>From net investment income                                  (0.31)     (0.35)     (0.33)     (0.37)     (0.25)         (0.09)
>From net realized gain                                      (1.29)     (0.78)     (1.77)     (1.65)     (0.12)            __
                                                             (1.60)     (1.13)     (2.10)     (2.02)     (0.37)         (0.09)
Net asset value, end of period                              $24.23     $24.51     $23.35     $19.88     $15.81         $16.78
Total return(4) (%)                                          15.62       5.91       4.10      (6.06)    (18.68)          6.73(5)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $1,884     $1,788     $1,446     $1,217       $908           $921
Ratio of expenses to average net assets (%)                   1.03       1.05       1.08       1.10       1.17           1.24(6)
Ratio of net investment income to average net assets (%)      1.33       1.21       1.44       1.50       1.36           1.05(6)
Portfolio turnover (%)                                          51         64         46         76         85             31


                                                                                                                       Unaudited
CLASS B SHARES PERIOD ENDED:                              12-31-98   12-31-99   12-31-00   12-31-01(1) 12-31-02        6-30-03(2)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $22.38     $24.20     $24.48     $23.31     $19.86         $15.79
Net investment income(3)                                      0.14       0.13       0.17       0.17       0.12           0.03
Net realized and unrealized gain (loss) on investments        3.11       1.11       0.60      (1.76)     (3.94)          0.97
Total from investment operations                              3.25       1.24       0.77      (1.59)     (3.82)          1.00
Less distributions
>From net investment income                                  (0.14)     (0.18)     (0.17)     (0.21)     (0.13)         (0.03)
>From net realized gain                                      (1.29)     (0.78)     (1.77)     (1.65)     (0.12)            __
                                                             (1.43)     (0.96)     (1.94)     (1.86)     (0.25)         (0.03)
Net asset value, end of period                              $24.20     $24.48     $23.31     $19.86     $15.79         $16.76
Total return(4) (%)                                          14.79       5.20       3.32      (6.66)    (19.29)          6.37(5)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                       $790       $820       $663       $551       $328           $307
Ratio of expenses to average net assets (%)                   1.79       1.73       1.78       1.80       1.87           1.94(6)
Ratio of net investment income to average net assets (%)      0.58       0.54       0.75       0.80       0.65           0.36(6)
Portfolio turnover (%)                                          51         64         46         76         85             31


16 FUND DETAILS


                                                                                                                       Unaudited
CLASS C SHARES PERIOD ENDED:                              12-31-98(4) 12-31-99   12-31-00   12-31-01(1) 12-31-02(1)    6-30-03(2)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $24.43     $24.22     $24.50     $23.33     $19.88         $15.81
Net investment income(2)                                      0.13       0.13       0.18       0.17       0.12           0.03
Net realized and unrealized gain (loss) on investments        1.07       1.10       0.59      (1.76)     (3.94)          0.97
Total from investment operations                              1.20       1.23       0.77      (1.59)     (3.82)          1.00
Less distributions
>From net investment income                                   (0.12)     (0.17)     (0.17)     (0.21)     (0.13)        (0.03)
>From net realized gain                                       (1.29)     (0.78)     (1.77)     (1.65)     (0.12)           __
                                                             (1.41)     (0.95)     (1.94)     (1.86)     (0.25)         (0.03)
Net asset value, end of period                              $24.22     $24.50     $23.33     $19.88     $15.81         $16.78
Total return(3) (%)                                          5.185       5.17       3.32      (6.66)    (19.27)          6.36(5)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                         $5        $11        $12        $17        $24            $23
Ratio of expenses to average net assets (%)                  1.676       1.75       1.79       1.80       1.87           1.94(6)
Ratio of net investment income to average net assets (%)     0.846       0.51       0.76       0.82       0.67           0.34(6)
Portfolio turnover (%)                                          51         64         46         76         85             31

(1) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 1.53%, 0.83% and 0.85% for Class A, Class B and Class C shares, respectively. The effect of this change on per share amounts for the year ended December 31, 2002 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 1.43%, 0.72% and 0.74% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(2)   Semiannual period from 1-1-03 through 6-30-03. Unaudited.
(3)   Based on the average of the shares outstanding.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)   Not annualized.
(6)   Annualized.
(7)   Class C shares began operations on 5-1-98.



                                                                 FUND DETAILS 17

For more information

Two documents are available that offer further information on the John Hancock Sovereign Investors Fund:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the fund. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section Securities and Exchange Commission Washington, DC 20549-0102 (duplicating fee required)

By electronic request: publicinfo@sec.gov (duplicating fee required)

On the Internet: www.sec.gov

(C)2003 JOHN HANCOCK FUNDS, LLC                                       290PN 3/03

[LOGO](R)

John Hancock Funds, LLC
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

www.jhfunds.com

                                 JOHN HANCOCK


Prospectus 3.1.03                Sovereign Investors Fund
as revised 10.1.03


                                 INSTITUTIONAL CLASS I

    [LOGO](R)
------------------
JOHN HANCOCK FUNDS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents

--------------------------------------------------------------------------------

A summary of the fund's              Sovereign Investors Fund                  4
goals, strategies, risks,
performance and expenses.

Policies and instructions for        Your account
opening, maintaining and
closing an account.                  Who can buy shares                        6
                                     Opening an account                        6
                                     Buying shares                             7
                                     Selling shares                            8
                                     Transaction policies                     10
                                     Dividends and account policies           10

Further information on the           Fund details
fund.
                                     Business structure                       11
                                     Management biographies                   12
                                     Financial highlights                     13

                                     For more information             back cover

Sovereign Investors Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term growth of capital and income without assuming undue market risks. To pursue this goal, the fund normally invests at least 80% of stocks in a diversified portfolio of companies with market capitalizations within the range of the Standard & Poor's 500 Index. On July 31, 2003, that range was $284.9 million to $384.7 billion.


At least 65% of the fund's stock investments are "dividend performers" -- companies whose dividend payments have increased steadily for ten years. In managing the portfolio, the managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industrywide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry. Historically, companies that meet these criteria have tended to have large or medium capitalizations.

The fund may not invest more than 5% of assets in any one security. The fund may invest in bonds of any maturity, with up to 5% of assets in junk bonds rated as low as C and their unrated equivalents.

The fund typically invests in U.S. companies but may invest in dollar-denominated foreign securities. It may also make limited use of certain derivatives (investments whose value is based on indexes).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. Since Class I shares have no operational history, the year-by-year and average annual figures are for Class A shares, which are offered in a separate prospectus. Annual returns should be substantially similar since all classes invest in the same portfolio. Class I shares have no sales charges and lower expenses than Class A shares. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns

2003 return as of 6-30-03: 6.73%
Best quarter: Q4 '98, 15.56%
Worst quarter: Q3 '02, -13.87%


After-tax returns

After-tax returns are shown for Class A shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index of 500 stocks.


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
 1993    1994    1995     1996     1997    1998   1999    2000    2001     2002

 5.71%  -1.85%  29.15%   17.57%   29.14%  15.62%  5.91%   4.08%  -6.06%  -18.68%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge)
for periods ending 12-31-02
--------------------------------------------------------------------------------
                                                    1 year    5 year     10 year

Class A before tax                                 -22.76%    -1.55%       6.53%
Class A after tax on distributions                 -23.32%    -3.07%       4.76%
Class A after tax on distributions, with sale      -13.85%    -1.32%       4.97%
Class I before tax (no operational history)             --        --          --
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                        -22.10%    -0.59%       9.34%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large- or medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small-capitalization stocks. Medium-capitalization stocks tend to be more volatile than stocks of larger companies. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class I is new, its expenses are based on Class A expenses, adjusted to reflect any changes.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------

Management fee                                                             0.57%
Other expenses                                                             0.18%
Total fund operating expenses                                              0.75%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                    Year 1    Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class I                                        $77      $240      $417      $930


PORTFOLIO MANAGERS

John F. Snyder, III
Joined fund team in 1983

Barry H. Evans, CFA
Joined fund team in 1996

Peter M. Schofield, CFA
Joined fund team in 1996

See page 12 for the management biographies.

FUND CODES

Class I     Ticker          --
            CUSIP           47803P880
            Newspaper       --
            SEC number      811-0560
            JH fund number  429

Your account

--------------------------------------------------------------------------------
WHO CAN BUY SHARES

Class I shares are offered without any sales charge to certain types of investors, as noted below:

o     Retirement and other benefit plans and their participants

o     Rollover assets for participants whose plans are invested in the fund

o     Certain trusts, endowment funds and foundations

o Any state, county or city, or its instrumentality, department, authority or agency

o Insurance companies, trust companies and bank trust departments buying shares for their own account

o     Investment companies not affiliated with the adviser

o Clients of service agents and broker-dealers who have entered into an agreement with John Hancock Funds

o Investors who participate in fee-based, wrap and other investment platform programs

o     Any entity that is considered a corporation for tax purposes

o Fund trustees and other individuals who are affiliated with this fund or other John Hancock funds

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine if you are eligible, by referring to "Who can buy shares" on the left.

3 Determine how much you want to invest. The minimum initial investment is $10,000. There is no minimum investment for retirement plans with at least 350 eligible employees.

4 Complete the appropriate parts of the account application, carefully following the instructions. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. You must submit additional documentation when opening trust, corporate or power of attorney accounts.

5     Make your initial investment using the table on the next page.

6 If you have questions or need more information, please contact your financial representative or call Signature Services at 1-888-972-8696.

John Hancock Funds may pay significant compensation out of its own resources to your financial representative.

Your broker or agent may charge you a fee to effect transactions in fund shares.


6 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
            Opening an account                 Adding to an account

 By check

[Clip Art]  o  Make out a check for the        o  Make out a check for the
               investment amount, payable to      investment amount payable to
               "John Hancock Signature            "John Hancock Signature
               Services, Inc."                    Services, Inc."

            o  Deliver the check and your      o  Fill out the detachable
               completed application to your      investment slip from an
               financial representative, or       account statement. If no slip
               mail them to Signature             is available, include a note
               Services (address below).          specifying the fund name(s),
                                                  your share class, your
                                                  account number and the
                                                  name(s) in which the account
                                                  is registered.

                                               o  Deliver the check and
                                                  investment slip or note to
                                                  your financial
                                                  representative, or mail them
                                                  to Signature Services
                                                  (address below).

By exchange

[Clip Art]  o  Call your financial             o  Call your financial
               representative or Signature        representative or Signature
               Services to request an             Services to request an
               exchange.                          exchange.

            o  You may only exchange for       o  You may only exchange for
               shares of other institutional      shares of other institutional
               funds, Class I shares or Money     funds or Class I shares, Class
               Market Fund Class A shares.        I shares or Money Market Fund
                                                  Class A shares.

By wire

[Clip Art]  o  Deliver your completed          o  Instruct your bank to wire
               application to your financial      the amount of your
               representative or mail it to       investment to:
               Signature Services.                  First Signature Bank &
                                                    Trust
            o  Obtain your account number by        Account # 900022260
               calling your financial               Routing # 211475000
               representative or Signature
               Services.                       Specify the fund name(s), your
                                               share class, your account number
            o  Instruct your bank to wire      and the name(s) in which the
               the amount of your              account is registered. Your bank
               investment to:                  may charge a fee to wire funds.
                 First Signature Bank &
                 Trust
                 Account # 900022260
                 Routing # 211475000

            Specify the fund name(s), the
            share class, the new account
            number and the name(s) in which
            the account is registered. Your
            bank may charge a fee to wire
            funds.

By phone

[Clip Art]  See "By exchange" and "By wire."   o  Verify that your bank or
                                                  credit union is a member of
                                                  the Automated Clearing House
                                                  (ACH) system.

                                               o  Complete the "To Purchase,
                                                  Exchange or Redeem Shares via
                                                  Telephone" and "Bank
                                                  Information" sections on your
                                                  account application.

                                               o  Call Signature Services to
                                                  verify that these features
                                                  are in place on your account.

                                               o  Call your financial
                                                  representative or Signature
                                                  Services with the fund
                                                  name(s), your share class,
                                                  your account number, the
                                                  name(s) in which the account
                                                  is registered and the amount
                                                  of your investment.

--------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for
instructions and assistance.
--------------------------------------------


                                                                  YOUR ACCOUNT 7

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
            Designed for                      To sell some or all of your shares

By letter

[Clip Art]  o  Sales of any amount; however,  o  Write a letter of instruction
               sales of $5 million or more       indicating the fund name,
               must be made by letter.           your account number, your
                                                 share class, the name(s) in
            o  Certain requests will require     which the account is
               a Medallion signature             registered and the dollar
               guarantee. Please refer to        value or number of shares you
               "Selling shares in writing."      wish to sell.

                                              o  Include all signatures and
                                                 any additional documents that
                                                 may be required (see next
                                                 page).

                                              o  Mail the materials to
                                                 Signature Services.

                                              o  A check or wire will be sent
                                                 according to your letter of
                                                 instruction.

By phone

[Clip Art]  o  Sales of up to $5 million.     o  To place your request with a
                                                 representative at John
                                                 Hancock Funds, call Signature
                                                 Services between 8 a.m. and 4
                                                 p.m. Eastern Time on most
                                                 business days.

                                              o  Redemption proceeds of up to
                                                 $100,000 may be sent by wire
                                                 or by check. A check will be
                                                 mailed to the exact name(s)
                                                 and address on the account.
                                                 Redemption proceeds exceeding
                                                 $100,000 must be wired to
                                                 your designated bank account.

By wire or electronic funds transfer (EFT)    o  To verify that the telephone
                                                 redemption privilege is in
[Clip Art]  o  Requests by letter to sell        place on an account, or to
               any amount.                       request the forms to add it
                                                 to an existing account, call
            o  Requests by phone to sell up      Signature Services.
               to $5 million (accounts with
               telephone redemption           o  Amounts of $5 million or more
               privileges).                      will be wired on the next
                                                 business day.

                                              o  Amounts up to $100,000 may be
                                                 sent by EFT or by check.
                                                 Funds from EFT transactions
                                                 are generally available by
                                                 the second business day. Your
                                                 bank may charge a fee for
                                                 this service.

By exchange

[Clip Art]  o  Sales of any amount.           o  Obtain a current prospectus
                                                 for the fund into which you
                                                 are exchanging by calling
                                                 your financial representative
                                                 or Signature Services.

                                              o  You may only exchange for
                                                 shares of other institutional
                                                 funds, Class I shares or Money
                                                 Market Fund Class A shares.

                                              o  Call your financial
                                                 representative or Signature
                                                 Services to request an
                                                 exchange.


8 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below, unless they were previously provided to Signature Services and are still accurate. You may also need to include a Medallion signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares and are requesting payment by check

o     you are selling more than $5 million worth of shares

You will need to obtain your Medallion signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                    Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint or            o  Letter of instruction.
UGMA/UTMA accounts (custodial accounts
for minors).                              o  On the letter, the signatures of
                                             all persons authorized to sign for
                                             the account, exactly as the account
                                             is registered.

                                          o  Medallion signature guarantee if
                                             applicable (see above).

Owners of corporate, sole                 o  Letter of instruction.
proprietorship, general partner or
association accounts.                     o  Corporate business/organization
                                             resolution, certified within the
                                             past 12 months, or a John Hancock
                                             Funds business/organization
                                             certification form.

                                          o  On the letter and the resolution,
                                             the signature of the person(s)
                                             authorized to sign for the account.

                                          o  Medallion signature guarantee if
                                             applicable (see above).

Owners or trustees of retirement plan,    o  Letter of instruction.
pension trust and trust accounts.
                                          o  On the letter, the signature(s) of
                                             the trustee(s).

                                          o  Copy of the trust document
                                             certified within the past 12 months
                                             or a John Hancock Funds trust
                                             certification form.

                                          o  Medallion signature guarantee if
                                             applicable (see above).

Joint tenancy shareholders with rights    o  Letter of instruction signed by
of survivorship whose co-tenants are         surviving tenant.
deceased.
                                          o  Copy of death certificate.

                                          o  Medallion signature guarantee if
                                             applicable (see above).

Executors of shareholder estates.         o  Letter of instruction signed by
                                             executor.

                                          o  Copy of order appointing executor,
                                             certified within the past 12
                                             months.

                                          o  Medallion signature guarantee if
                                             applicable (see above).

Administrators, conservators,             o  Call 1-888-972-8696 for
guardians and other sellers or account       instructions.
types not listed above.

--------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for
instructions and assistance.
--------------------------------------------


                                                                  YOUR ACCOUNT 9

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for the fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The fund uses market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The fund may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. The fund may trade foreign stock or other portfolio securities on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange Class I shares for shares of any institutional fund, Class I shares or Money Market Fund Class A shares. The registration for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back to Class I or institutional fund shares.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. The fund reserves the right to require that previously exchanged shares and reinvested dividends be in the fund for 90 days before a shareholder is permitted a new exchange. The fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.


Account Information John Hancock Funds is required by law to obtain information for verifying an account holder's identity. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV and take other steps that it deems reasonable.


Certificated shares The fund no longer issues share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, at least quarterly

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The fund generally distributes most or all of its net earnings in the form of dividends. Any capital gains are distributed annually. The fund declares and pays any income dividends quarterly.

Dividend reinvestments Dividends will be reinvested automatically in additional shares of the same fund on the dividend record date. Alternatively, you can choose to have your dividends and capital gains sent directly to your bank account or a check will be sent in the amount of


10 YOUR ACCOUNT
more than $10. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.


The investment adviser The fund is managed by John Hancock Advisers, LLC, 101 Huntington Avenue, Boston, MA 02199-7603. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and as of June 30, 2003 managed approximately $27 billion in assets.

Management fees For the period ended December 31, 2002, the fund paid the investment adviser management fees at a rate of 0.57% of average net assets.



                                                                 YOUR ACCOUNT 11

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock Sovereign Investors fund. It is a brief summary of their business careers over the past five years.

Barry H. Evans, CFA

Senior vice president
Joined John Hancock Advisers in 1986
Began business career in 1986

Peter M. Schofield, CFA

Vice president
Joined John Hancock Advisers in 1996
Began business career in 1984

John F. Snyder, III

Executive vice president
Joined John Hancock Advisers in 1991
Began business career in 1971


12 FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Since Class I shares have no operational history, financial highlights are provided for the fund's Class A shares, which are offered in a separate prospectus. This table details the performance of the fund's Class A shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Sovereign Investors Fund

Figures audited by Ernst & Young LLP.


                                                                                                                       Unaudited
CLASS A SHARES    PERIOD ENDED:                           12-31-98   12-31-99   12-31-00  12-31-01(1)  12-31-02(1)     6-30-02(2)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $22.41     $24.23     $24.51    $23.35       $19.88         $15.81
Net investment income(3)                                      0.31       0.30       0.33      0.32         0.24           0.09
Net realized and unrealized gain (loss) on investments        3.11       1.11       0.61     (1.77)       (3.94)          0.97
Total from investment operations                              3.42       1.41       0.94     (1.45)       (3.70)          1.06
Less distributions
From net investment income                                   (0.31)     (0.35)     (0.33)    (0.37)       (0.25)         (0.09)
From net realized gain                                       (1.29)     (0.78)     (1.77)    (1.65)       (0.12)            __
                                                             (1.60)     (1.13)     (2.10)    (2.02)       (0.37)         (0.09)
Net asset value, end of period                              $24.23     $24.51     $23.35    $19.88       $15.81         $16.78
Total return(4) (%)                                          15.62       5.91       4.10     (6.06)      (18.68)          6.73(5)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $1,884     $1,788     $1,446    $1,217         $908           $921
Ratio of expenses to average net assets (%)                   1.03       1.05       1.08      1.10         1.17           1.24(6)
Ratio of net investment income to average net assets (%)      1.33       1.21       1.44      1.50         1.36           1.05(6)
Portfolio turnover (%)                                          51         64         46        76           85             31

(1) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 1.53% for Class A shares. The effect of this change on per share amounts for the year ended December 31, 2002 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 1.43% for Class A shares. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(2)   Semiannual period from 1-1-03 through 6-30-03. Unaudited.
(3)   Based on the average of the shares outstanding.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)   Not annualized.
(6)   Annualized.


                                                                 FUND DETAILS 13

For more information

Two documents are available that offer further information on John Hancock Sovereign Investors Fund:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the fund. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

(C)2003 JOHN HANCOCK FUNDS, LLC 29IPN 3/03

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696

By EASI-Line: 1-800-597-1897

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

[LOGO[(R)                                                           PRSRT STD
John Hancock Funds, LLC                                           U.S. POSTAGE
MEMBER NASD                                                           PAID
101 Huntington Avenue                                              BOSTON, MA
Boston, MA 02199-7603                                             PERMIT NO. 11

www.jhfunds.com

John Hancock
Sovereign
Investors
Fund

ANNUAL
REPORT

12.31.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

Trustees & officers
page 26

For your information
page 29

Dear Fellow Shareholders,

Investors were probably never happier to close out a year than they were in 2002, since it was the third consecutive year that the stock market declined -- something that hadn't occurred in 60 years. Driving the fall were fears of war, a weak economy, disappointing profits, rising oil prices and a string of corporate scandals. All market sectors and investment styles suffered. As a result, the broad Standard & Poor's 500 Index fell by 22.09% for the year, while the Dow Jones Industrial Average lost 15.04% and the technology laden Nasdaq Composite Index lost 31.53%.

Despite a fourth-quarter rally, only 3.8% of U.S. stock mutual funds made money last year, and the average U.S. stock fund lost 22.42%, according to Lipper, Inc. Bond funds provided the only bright spot, producing mostly positive results, with the average long-term bond fund rising 7.9%. It was the third year in which bonds outperformed stocks and gained ground, confirming yet again the importance of having a portfolio well-diversified among stocks, bonds and cash.

In fact, the disparity between stock and bond results over the last three years means that many investors' portfolios may have shifted substantially in their mix between stocks and bonds. We recommend working with your investment professional to rebalance your assets according to your long-term goals.

After three down years, no one can predict when the bear market cycle will turn. Currently, uncertainties abound, as the good news seen in signs of improving economic and corporate data, and efforts by Washington to stimulate the economy, are offset by the possibility of war and other geopolitical risks.

While all these factors are beyond our control, investors can take charge of how they maneuver through the inevitable bull and bear market cycles. We've said it before, but it bears repeating: the key is to keep a long-term perspective and work with your investment professional to develop and maintain a properly diversified portfolio. We believe this offers the best protection in the tough times and the best means to reach your long-term goals.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital without
assuming undue
market risks by
investing in a
diversified portfo-
lio of companies
with market capi-
talizations within
the range of the
Standard & Poor's
500 Index.

Over the last twelve months

* An anemic economic recovery, lackluster earnings and high-profile corporate scandals drove stock prices down.

* Our relatively large stake in large-capitalization stocks held back performance.

* We began to see some compelling values that meet our stringent investment standards.

[Bar chart with heading "John Hancock Sovereign Investors Fund." Under the heading is a note that reads "Fund performance for the year ended December 31, 2002." The chart is scaled in increments of 5% with -20% at the bottom and 0% at the top. The first bar represents the -18.68% total return for Class A. The second bar represents the -19.29% total return for Class B. The third bar represents the -19.27% total return for Class
C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 4.1%   Bank of America
 3.4%   Exxon Mobil
 3.4%   Johnson & Johnson
 2.9%   Citigroup
 2.7%   General Electric
 2.6%   Philip Morris Cos.
 2.5%   American International Group
 2.5%   International Business Machines
 2.3%   AFLAC
 2.1%   Avon Products

As a percentage of net assets on December 31, 2002.



MANAGERS'
REPORT

BY JOHN F. SNYDER, III, PETER M. SCHOFIELD, CFA, AND BARRY H. EVANS, CFA, PORTFOLIO MANAGERS

John Hancock
Sovereign Investors Fund

An anemic economic recovery, lackluster earnings and high-profile corporate scandals drove stock prices down throughout the year. There were few safe havens as the downturn hit virtually every sector of the market. With the Dow Jones Industrial Average down 15.04% and the Standard & Poor's 500 Index down 22.09%, stocks posted their third consecutive year of negative returns -- something that hasn't happened in 60 years.

PERFORMANCE REVIEW

In this difficult market environment, John Hancock Sovereign Investors Fund's Class A, Class B and Class C shares returned -18.68%, -19.29% and -19.27%, respectively, at net asset value. By comparison, the average equity-income fund returned -16.33%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

"An anemic economic
 recovery, lackluster
 earnings and high-
 profile corporate
 scandals drove stock
 prices down..."

LARGE CAPS SUFFER; CONSUMERS STRONG

The Fund's relative underperformance can be explained by its heavier emphasis on large-capitalization stocks. Many of our large-cap names were spared during the market's decline in 2001. As the end of a market downturn gets closer, however, there's often indiscriminate selling. That's what happened this year as many large-cap names fell in the last stages of the market's capitulation. What's more, in the wake of corporate scandals, many large-cap companies with complex balance sheets suffered as investors began to question their accounting practices.

[Photos of John Snyder, Peter Schofield, and Barry Evans flush right next to first paragraph.]

Citigroup and IBM were among the large-cap holdings that disappointed us. A combination of legal problems, difficulties overseas and the weak U.S. stock market took its toll on Citigroup. We believe, however, that the company's fundamentals are very strong, especially compared with its competitors. Furthermore, we believe the problems that plagued the stock this year will be alleviated in 2003.

IBM has suffered from a lack of capital spending. In our opinion, management has done a great job refocusing the business through strategic divestitures and acquisitions. As a result, they've been able to gain market share in an extremely challenging business environment. Once the economy improves, IBM should be well positioned to benefit from a pick-up in capital spending.

"...our consumer staple
 stocks continued to
 perform strongly..."

On the flip side, our consumer staple stocks continued to perform strongly throughout the year. In particular, Procter & Gamble and Avon have been among the few companies that have met or exceeded their earnings projections. At P&G, new management has successfully streamlined the company's product line and in turn, gained market share. The story was similar for Avon as new management grew sales -- especially in international markets -- with several successful new products.

NEW OPPORTUNITIES

In this challenging market environment, we've maintained our focus on our long-term investment strategy. The vast majority of the Fund's holdings remain in "dividend performers" -- those companies that have raised their dividends for at least 10 consecutive years. Our dividend performers' investment philosophy keeps us squarely focused on high-quality companies with reasonable valuations, steady earnings growth, strong cash flow and market leadership.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 10%, the second is Banks 10%, the third Oil & gas 9%, the fourth Computers 8%, and the fifth Insurance 7%.]

Given the stock market's prolonged downturn, we've begun to see some compelling values that meet our strict investment standards. The decline has allowed us to add several new stocks to the portfolio that we've long admired, but haven't been able to purchase because of their high valuations. Omnicom -- one of the world's leading advertising agencies -- was hit hard as investors worried that advertising spending would dry up in a slowing economy. With a solid balance sheet and strong client base throughout the world, we believe that Omnicom will be one of the biggest beneficiaries of an increase in advertising that will undoubtedly accompany a stronger economy.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-02." The chart is divided into four sections (from top to left): Common stocks 90%, Corporate bonds 5%, Short-term investments & other 4% and Preferred stocks 1%.]

State Street Corp. is another new addition. Like Omnicom, we've followed the company closely, but the stock has been too expensive until this year. Being one of the largest financial processors in the world, the market's downturn has taken a toll on State Street's revenues. That's because when stock market activity declines, so do processing needs. We've taken advantage of the company's recent drop to add the stock to the portfolio. Looking ahead, we believe the company will bounce back once the stock market turns around. What's more, as mutual fund companies increasingly outsource their processing business, State Street is likely to gain market share.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is IBM followed by a down arrow with the phrase "Lack of capital spending." The second listing is Citigroup followed by a down arrow with the phrase "Legal issues; weak stock market." The third listing is Avon followed by an up arrow with the phrase "Successful new products."]

OUTLOOK

This year ended with a stock market rally that left many investors wondering whether the downturn was finally over. Investors remain skeptical, however, remembering all too well the 2001 year-end rally, which quickly faded in 2002. As we look ahead, we are optimistic that stock prices will move higher this year. After three straight years of losses, it would be unlikely for stocks to decline four years in a row. That's happened only once -- from 1929-1932 during the Depression -- and the situation is far different today.

"Although the economic
 recovery will gain momen-
 tum in 2003, we don't expect
 to see a sharp rebound."

Although the economic recovery will gain momentum in 2003, we don't expect to see a sharp rebound. Since low interest rates have allowed the consumer to continue spending during this recession, there's not a significant amount of pent-up demand. In addition, excess capacity in the industrial sector will continue to limit pricing power and keep pressure on corporate earnings. As a result, it will be critical to own high quality companies with strong balance sheets, steady earnings growth and the ability to leverage the gradual upturn in the economy.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
December 31, 2002

The index used for
comparison is the
Standard & Poor's
500 Index, an unman-
aged index that
includes 500 widely
traded common stocks.

It is not possible to
invest in an index.

                              Class A      Class B      Class C        Index
Inception date                 5-1-36       1-3-94       5-1-98           --

Average annual returns with maximum sales charge (POP)
One year                       -22.76%      -23.26%      -20.86%      -22.09%
Five years                      -1.55%       -1.53%          --        -0.58%
Ten years                        6.53%          --           --         9.34%
Since inception                    --         6.52%       -3.36%          --

Cumulative total returns with maximum sales charge (POP)
One year                       -22.76%      -23.26%      -20.86%      -22.09%
Five years                      -7.51%       -7.41%          --        -2.87%
Ten years                       88.16%          --           --       144.21%
Since inception                    --        76.41%      -14.75%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $24,421 as of December 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Sovereign Investors Fund, before sales charge, and is equal to $19,809 as of December 31, 2002. The third line represents the value of the same hypothetical investment made in the John Hancock Sovereign Investors Fund, after sales charge, and is equal to $18,816 as of December 31, 2002.

                                    Class B 1    Class C 1
Period beginning                     1-3-94       5-1-98
Without sales charge                $17,641       $8,612
With maximum sales charge                --       $8,526
Index                               $22,190       $8,439

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of December 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2002

This schedule is divided into five main categories: common stocks, preferred stocks, corporate bonds, U.S. government and agencies obligations, and short-term investments. The common and preferred stocks and corporate bonds are further broken down by industry group.
Short-term investments, which represent the Fund's cash position, are listed last.

SHARES      ISSUER                                                                                              VALUE
COMMON STOCKS 90.21%                                                                                   $1,136,452,353
(Cost $958,824,640)

Advertising 1.54%                                                                                         $19,380,000
   300,000  Omnicom Group, Inc.                                                                            19,380,000

Banks 10.23%                                                                                              128,906,000
   750,000  Bank of America Corp.                                                                          52,177,500
   800,000  Bank of New York Co., Inc. (The)                                                               19,168,000
   600,000  Mellon Financial Corp.                                                                         15,666,000
   250,000  State Street Corp.                                                                              9,750,000
   300,000  U.S. Bancorp                                                                                    6,366,000
   550,000  Wells Fargo & Co.                                                                              25,778,500

Beverages 1.09%                                                                                            13,721,500
   325,000  PepsiCo, Inc.                                                                                  13,721,500

Chemicals 3.61%                                                                                            45,453,536
   500,000  Air Products & Chemicals, Inc.                                                                 21,375,000
   416,800  Praxair, Inc.                                                                                  24,078,536

Computers 8.05%                                                                                           101,435,000
   280,000  Automatic Data Processing, Inc.                                                                10,990,000
 1,500,000  Cisco Systems, Inc.*                                                                           19,650,000
 1,250,000  Hewlett-Packard Co.                                                                            21,700,000
   400,000  International Business Machines Corp.                                                          31,000,000
   350,000  Microsoft Corp.*                                                                               18,095,000

Cosmetics & Personal Care 2.97%                                                                            37,421,000
   500,000  Avon Products, Inc.                                                                            26,935,000
   200,000  Colgate-Palmolive Co.                                                                          10,486,000

Diversified Operations 6.21%                                                                               78,208,000
   200,000  3M Co.                                                                                         24,660,000
 1,400,000  General Electric Co.                                                                           34,090,000
   300,000  Illinois Tool Works, Inc.                                                                      19,458,000

Electronics 1.19%                                                                                          14,974,206
   294,478  Emerson Electric Co.                                                                           14,974,206

Finance 6.54%                                                                                              82,401,831
   200,000  American Express Co.                                                                            7,070,000
 1,052,941  Citigroup, Inc.                                                                                37,052,994
   648,309  MBNA Corp.                                                                                     12,330,837
   650,000  Morgan Stanley Dean Witter & Co.                                                               25,948,000

Food 1.32%                                                                                                 16,644,132
   427,540  Kraft Foods, Inc. (Class A)                                                                    16,644,132

Insurance 7.31%                                                                                            92,131,010
   960,000  AFLAC, Inc.                                                                                    28,915,200
   550,000  American International Group, Inc.                                                             31,817,500
   350,000  Hartford Financial Services Group, Inc. (The)                                                  15,900,500
 1,057,871  Travelers Property Casualty Corp. (Class A)*                                                   15,497,810

Media 1.32%                                                                                                16,675,396
   275,900  McGraw-Hill Cos., Inc. (The)                                                                   16,675,396

Medical 10.23%                                                                                            128,919,920
   450,000  Abbott Laboratories                                                                            18,000,000
   400,000  Baxter International, Inc.                                                                     11,200,000
   350,000  Cardinal Health, Inc.                                                                          20,716,500
   802,000  Johnson & Johnson                                                                              43,075,420
   300,000  Medtronic, Inc.                                                                                13,680,000
   150,000  Merck & Co., Inc.                                                                               8,491,500
   450,000  Pfizer, Inc.                                                                                   13,756,500

Mortgage Banking 4.15%                                                                                     52,304,500
   400,000  Fannie Mae                                                                                     25,732,000
   450,000  Freddie Mac                                                                                    26,572,500

Office 1.37%                                                                                               17,184,858
   281,350  Avery Dennison Corp.                                                                           17,184,858

Oil & Gas 8.61%                                                                                           108,474,249
   300,000  Anadarko Petroleum Corp.                                                                       14,370,000
   600,000  BP Plc, American Depositary Receipts (ADR) (United Kingdom)                                    24,390,000
   400,000  ChevronTexaco Corp.                                                                            26,592,000
 1,234,180  Exxon Mobil Corp.                                                                              43,122,249

Retail 4.43%                                                                                               55,776,028
   100,000  Family Dollar Stores, Inc.                                                                      3,121,000
   500,000  Lowe's Cos., Inc.                                                                              18,750,000
   433,200  SYSCO Corp.                                                                                    12,905,028
   700,000  Target Corp.                                                                                   21,000,000

Soap & Cleaning Preparations 1.71%                                                                         21,485,000
   250,000  Procter & Gamble Co. (The)                                                                     21,485,000

Telecommunications 3.45%                                                                                   43,483,823
   300,000  Nokia Corp., ADR (Finland)                                                                      4,650,000
   789,241  SBC Communications, Inc.                                                                       21,396,323
   450,000  Verizon Communications, Inc.                                                                   17,437,500

Tobacco 2.57%                                                                                              32,424,000
   800,000  Philip Morris Cos., Inc.                                                                       32,424,000

Utilities 2.31%                                                                                            29,048,364
   150,000  ALLTEL Corp.                                                                                    7,650,000
   300,000  BellSouth Corp.                                                                                 7,761,000
   490,200  Questar Corp.                                                                                  13,637,364

PREFERRED STOCKS 0.55%                                                                                     $6,930,000
(Cost $6,000,000)

Oil & Gas 0.55%                                                                                             6,930,000
   60,000  Lasmo America Ltd., 8.15% (R)                                                                    6,930,000


                                                                   INTEREST    CREDIT       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                     RATE    RATING** (000s OMITTED)           VALUE
CORPORATE BONDS 5.40%                                                                                     $68,095,453
(Cost $66,953,530)

Energy 0.47%                                                                                                5,883,875
CalEnergy Co., Inc.,
Sr Bond 09-15-28                                                      8.480      BBB-           5,000       5,883,875

Finance 1.18%                                                                                              14,950,187
Guaranteed Trade Trust,
Gtd Note Ser 94-A 06-26-06                                            7.390      AAA            5,821       6,430,811
Household Finance Corp.,
Note 01-24-06                                                         6.500      A-             8,000       8,519,376

Media 1.32%                                                                                                16,648,036
Continental Cablevision, Inc.,
Deb 08-01-13                                                          9.500      BBB            6,500       7,526,571
Rogers Cablesystems Ltd.,
Sr Note Ser B (Canada) 03-15-05                                      10.000      BBB-           4,000       4,120,000
TCI Communications, Inc.,
Sr Note 01-15-03                                                      8.250      BBB            5,000       5,001,465

Telecommunications 0.21%                                                                                    2,621,780
GTE North, Inc.,
Deb Ser A 01-01-21                                                    9.600      A+             2,500       2,621,780

Utilities 2.22%                                                                                            27,991,575
Appalachian Power Co.,
Sr Note Ser E 06-15-05                                                4.800      BBB+           2,000       2,008,194
BVPS II Funding Corp.,
Collateralized Lease Bond 06-01-17                                    8.680      BBB-           6,494       6,928,384
Midland Funding Corp. II,
Deb Ser A 07-23-05                                                   11.750      BB-           10,535      10,745,700
New Valley Generation II,
Pass Thru Ctf 05-01-20                                                5.572      AAA            2,805       2,997,482
Tennessee Valley Authority,
Note 07-15-43                                                         7.250      AAA            5,000       5,311,815

U.S. GOVERNMENT AND AGENCIES OBLIGATIONS 0.06%                                                               $718,089
(Cost $661,291)

Government -- U.S. Agencies 0.06%                                                                            $718,089
Government National Mortgage Assn.,
30 Yr SF Pass Thru Ctf 08-15-24                                       8.000      AAA              657         718,089

                                                                             INTEREST      PAR VALUE
ISSUER, DESCRIPTION                                                              RATE  (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 21.29%                                                                            $268,256,041
(Cost $268,256,041)

Joint Repurchase Agreement 3.31%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. -- Dated
12-31-02, due 01-02-03 (Secured by
U.S. Treasury Bond 8.500% due 02-15-20,
U.S. Treasury Notes 4.625% due 02-28-02 and
5.375% due 06-30-03, U.S. Treasury Inflation
Indexed Notes 3.500% due 01-15-11 and 3.000%
due 07-15-12)                                                                  1.150%         41,714      41,714,000


                                                                                              SHARES
Cash Equivalents 17.98%
AIM Cash Investment Trust***                                                             226,542,041      226,542,041

TOTAL INVESTMENTS 117.51%                                                                              $1,480,451,936

OTHER ASSETS AND LIABILITIES, NET (17.51%)                                                              ($220,601,260)

TOTAL NET ASSETS 100.00%                                                                               $1,259,850,676

  * Non-income producing security.

 ** Credit ratings by Moody's Investors Service or John Hancock Advisers, LLC where Standard & Poor's ratings are not available.

*** Represents investment of securities lending collateral.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $6,930,000 or 0.55% of net assets as of December 31, 2002.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer;
    however, security is U.S. dollar-denominated.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

December 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $1,300,695,502,
  including $222,300,392 of securities loaned)                 $1,480,451,936
Cash                                                                      135
Receivable for investments sold                                     5,162,087
Receivable for shares sold                                             91,044
Dividends and interest receivable                                   3,894,624
Other assets                                                          396,259

Total assets                                                    1,489,996,085

LIABILITIES
Payable for investments purchased                                     773,553
Payable for securities on loan                                    226,542,041
Payable to affiliates                                               2,292,306
Other payables and accrued expenses                                   537,509

Total liabilities                                                 230,145,409

NET ASSETS
Capital paid-in                                                 1,171,784,757
Accumulated net realized loss on investments                      (91,514,737)
Net unrealized appreciation of investments                        179,756,434
Distributions in excess of net investment income                     (175,778)

Net assets                                                     $1,259,850,676

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($907,528,038 [DIV] 57,392,158 shares)                         $15.81
Class B ($328,054,601 [DIV] 20,769,889 shares)                         $15.79
Class C ($24,268,037 [DIV] 1,534,567 shares)                           $15.81

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($15.81 [DIV] 95%)                                           $16.64
Class C ($15.81 [DIV] 99%)                                             $15.97

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
December 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $38,000)           $27,838,180
Interest (including securities lending income of $389,993
  and net of foreign withholding taxes of $16,667)                 10,416,350

Total investment income                                            38,254,530

EXPENSES
Investment management fee                                           8,703,622
Class A distribution and service fee                                3,187,797
Class B distribution and service fee                                4,309,103
Class C distribution and service fee                                  222,151
Transfer agent fee                                                  3,328,892
Accounting and legal services fee                                     439,523
Custodian fee                                                         228,413
Miscellaneous                                                          92,043
Registration and filing fee                                            90,783
Trustees' fee                                                          85,037
Printing                                                               82,263
Auditing fee                                                           40,600
Interest expense                                                       24,249
Legal fee                                                              22,557

Total expenses                                                     20,857,033
Less expense reductions                                                (1,850)

Net expenses                                                       20,855,183

Net investment income                                              17,399,347

REALIZED AND UNREALIZED LOSS

Net realized loss on investments                                  (90,047,264)
Change in net unrealized appreciation (depreciation)
  of investments                                                 (253,306,863)

Net realized and unrealized loss                                 (343,354,127)

Decrease in net assets from operations                          ($325,954,780)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions
paid to share-
holders, if any,
and any increase
or decrease in
money share-
holders invested
in the Fund.
                                                       YEAR            YEAR
                                                      ENDED           ENDED
                                                   12-31-01        12-31-02
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                           $24,267,904     $17,399,347
Net realized gain (loss)                         87,473,939     (90,047,264)
Change in net unrealized
  appreciation (depreciation)                  (242,845,053)   (253,306,863)

Decrease in net assets resulting
  from operations                              (131,103,210)   (325,954,780)

Distributions to shareholders
From net investment income
Class A                                         (21,483,276)    (15,200,803)
Class B                                          (5,690,116)     (3,050,052)
Class C                                            (148,909)       (177,688)
From net realized gain
Class A                                         (93,517,970)     (6,861,940)
Class B                                         (42,463,282)     (2,512,670)
Class C                                          (1,288,670)       (183,073)
                                               (164,592,223)    (27,986,226)
From Fund share transactions                   (116,803,512)   (170,742,889)

NET ASSETS
Beginning of period                           2,197,033,516   1,784,534,571

End of period 1                              $1,784,534,571  $1,259,850,676

1 Includes distributions in excess of net investment income of $235,249 and $175,778, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-98    12-31-99    12-31-00    12-31-01 1  12-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $22.41      $24.23      $24.51      $23.35      $19.88
Net investment income 2                                   0.31        0.30        0.33        0.32        0.24
Net realized and unrealized
  gain (loss) on investments                              3.11        1.11        0.61       (1.77)      (3.94)
Total from investment
  operations                                              3.42        1.41        0.94       (1.45)      (3.70)
Less distributions
From net investment income                               (0.31)      (0.35)      (0.33)      (0.37)      (0.25)
From net realized gain                                   (1.29)      (0.78)      (1.77)      (1.65)      (0.12)
                                                         (1.60)      (1.13)      (2.10)      (2.02)      (0.37)
Net asset value,
  end of period                                         $24.23      $24.51      $23.35      $19.88      $15.81
Total return 3 (%)                                       15.62        5.91        4.10       (6.06)     (18.68)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                         $1,884      $1,788      $1,446      $1,217        $908
Ratio of expenses to
  average net assets (%)                                  1.03        1.05        1.08        1.10        1.17
Ratio of net investment
  income to average net assets (%)                        1.33        1.21        1.44        1.50        1.36
Portfolio turnover (%)                                      51          64          46          76          85

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          12-31-98    12-31-99    12-31-00    12-31-01 1  12-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $22.38      $24.20      $24.48      $23.31      $19.86
Net investment income 2                                   0.14        0.13        0.17        0.17        0.12
Net realized and unrealized
  gain (loss) on investments                              3.11        1.11        0.60       (1.76)      (3.94)
Total from investment
  operations                                              3.25        1.24        0.77       (1.59)      (3.82)
Less distributions
From net investment income                               (0.14)      (0.18)      (0.17)      (0.21)      (0.13)
From net realized gain                                   (1.29)      (0.78)      (1.77)      (1.65)      (0.12)
                                                         (1.43)      (0.96)      (1.94)      (1.86)      (0.25)
Net asset value,
  end of period                                         $24.20      $24.48      $23.31      $19.86      $15.79
Total return 3 (%)                                       14.79        5.20        3.32       (6.66)     (19.29)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $790        $820        $663        $551        $328
Ratio of expenses to
  average net assets (%)                                  1.79        1.73        1.78        1.80        1.87
Ratio of net investment
  income to average net assets (%)                        0.58        0.54        0.75        0.80        0.65
Portfolio turnover (%)                                      51          64          46          76          85

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          12-31-98 4  12-31-99    12-31-00    12-31-01 1  12-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $24.43      $24.22      $24.50      $23.33      $19.88
Net investment income 2                                   0.13        0.13        0.18        0.17        0.12
Net realized and unrealized
  gain (loss) on investments                              1.07        1.10        0.59       (1.76)      (3.94)
Total from investment
  operations                                              1.20        1.23        0.77       (1.59)      (3.82)
Less distributions
From net investment income                               (0.12)      (0.17)      (0.17)      (0.21)      (0.13)
From net realized gain                                   (1.29)      (0.78)      (1.77)      (1.65)      (0.12)
                                                         (1.41)      (0.95)      (1.94)      (1.86)      (0.25)
Net asset value,
  end of period                                         $24.22      $24.50      $23.33      $19.88      $15.81
Total return 3 (%)                                        5.18 5      5.17        3.32       (6.66)     (19.27)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $5         $11         $12         $17         $24
Ratio of expenses to
  average net assets (%)                                  1.67 6      1.75        1.79        1.80        1.87
Ratio of net investment
  income to average net assets (%)                        0.84 6      0.51        0.76        0.82        0.67
Portfolio turnover (%)                                      51          64          46          76          85

1 As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment
  Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 1.53%, 0.83% and 0.85% for Class A, Class B and Class C shares, respectively. The effect of this change on per share amounts for the year ended December 31, 2002 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 1.43%, 0.72% and 0.74% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Class C shares began operations on 5-1-98.

5 Not annualized.

6 Annualized.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Sovereign Investors Fund (the "Fund") is a diversified series of John Hancock Investment Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide long-term growth of capital and of income without assuming undue market risks.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. No Class I shares have been issued as of December 31, 2002. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On December 31, 2002, the Fund loaned securities having a market value of $222,300,392 collateralized by cash in the amount of $226,542,041. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $89,791,390 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires December 31, 2010. Net capital losses of $1,091,684 that are attributable to security transactions that occurred after October 31, 2002, are treated as arising on January 1, 2003, the first day of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended December 31, 2002, the tax character of distributions paid was as follows: ordinary income $18,428,543 and long-term capital gains $9,557,683. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. As of December 31, 2002, the components of distributable earnings on a tax basis included $85,154 of undistributed ordinary income.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a quarterly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $750,000,000 of the Fund's average daily net asset value, (b) 0.55% of the next $750,000,000, (c) 0.50% of the next
$1,000,000,000 and (d) 0.45% of the Fund's average daily net asset value in excess of $2,500,000,000.

The Fund has an agreement with its custodian bank under which custody fees are reduced by brokerage commissions offsets applied during the period. Accordingly, the custody expense reduction amounted to $1,850, and had no impact on the Fund's ratio of expenses to average net asset for the year ended December 31, 2002.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended December 31, 2002, JH Funds received net up-front sales charges of $1,027,023 with regard to sales of Class A shares. Of this amount, $157,106 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $556,528 was paid as sales commissions to unrelated broker-dealers and $313,389 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended December 31, 2002, JH Funds received net up-front sales charges of $72,370 with regard to sales of Class C shares. Of this amount, $67,186 was paid as sales commissions to unrelated broker-dealers and $5,184 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended December 31, 2002, CDSCs received by JH Funds amounted to $800,046 for Class B shares and $11,779 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses. Effective January 1, 2003, the Fund will pay a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.


NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                  YEAR ENDED 12-31-01             YEAR ENDED 12-31-02
                               SHARES          AMOUNT         SHARES           AMOUNT
CLASS A SHARES
Sold                        3,336,339     $72,751,800      7,115,380     $128,166,011
Distributions reinvested    5,388,568     106,277,304      1,218,520       20,462,624
Repurchased                (9,435,947)   (206,055,587)   (12,150,506)    (210,473,134)
Net decrease                 (711,040)   ($27,026,483)    (3,816,606)    ($61,844,499)

CLASS B SHARES
Sold                        2,832,080     $61,448,950      2,536,815      $45,690,969
Distributions reinvested    2,281,033      44,746,477        317,980        5,295,398
Repurchased                (5,845,389)   (127,066,605)    (9,799,112)    (171,997,634)
Net decrease                 (732,276)   ($20,871,178)    (6,944,317)   ($121,011,267)

CLASS C SHARES
Sold                          435,806      $9,546,015      1,365,472      $24,421,944
Distributions reinvested       62,843       1,232,554         20,572          339,309
Repurchased                  (161,626)     (3,513,723)      (708,865)     (12,648,376)
Net increase                  337,023      $7,264,846        677,179      $12,112,877

CLASS Y SHARES 1
Repurchased                (3,261,479)   ($76,170,697)            --               --
Net decrease               (3,261,479)   ($76,170,697)            --               --

NET DECREASE               (4,367,772)  ($116,803,512)   (10,083,744)   ($170,742,889)

1 Class Y shares were terminated 1-3-01.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2002, aggregated $648,369,066 and $848,276,523, respectively. Purchases and proceeds from maturities of obligations of U.S. government aggregated $590,674,961 and $608,087,773, respectively, during the year ended December 31, 2002.

The cost of investments owned on December 31, 2002, including short-term investments, for federal income tax purposes was $1,302,027,269. Gross unrealized appreciation and depreciation of investments aggregated $246,615,341 and $68,190,674, respectively, resulting in net unrealized appreciation of $178,424,667. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales and amortization of premiums and accretion of discounts on debt securities.

NOTE E
Reclassification of accounts

During the year ended December 31, 2002, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $866,056, a decrease in distributions in excess of net investment income of $1,088,667 and a decrease in capital paid-in of $222,611. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to amortization of premium and accretion of discount and to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE F
Change in accounting principle

Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $424,665 reduction in the cost of investments and a corresponding increase in net unrealized appreciation, based on securities held as of December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $552,488, increase unrealized appreciation of investments by $71,807 and increase net realized gain on investments by $480,681.

The effect of this change for the year ended December 31, 2002 was to decrease net investment income by $1,084,007, increase unrealized appreciation on investments by $203,616 and decrease net realized loss of investments by $880,391. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.

NOTE G
Change in Independent Auditor

Based on the recommendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Ernst & Young LLP as the Fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ended December 31, 2003. During the two most recent fiscal years, Ernst & Young LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the fund and Ernst & Young LLP on accounting principles, financial statements disclosure or audit scope, which if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference to the disagreement in their report.



AUDITORS'
REPORT

Report of Ernst &
Young LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Sovereign Investors Fund of John Hancock Investment Trust,

We have audited the accompanying statement of assets and liabilities of John Hancock Sovereign Investors Fund (a series of John Hancock Investment Trust) (the "Fund"), including the schedule of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Sovereign Investors Fund at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                /S/ ERNST & YOUNG LLP
Boston, Massachusetts
February 7, 2003



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2002.

The Fund has designated distributions to shareholders of $9,557,683 as a capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2002, 100% of the dividends qualify for the corporate dividends-received deduction.

If the Fund paid dividends during the fiscal year, shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for calendar year 2002.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
James F. Carlin 2, Born: 1940                                                               1992                30
Chairman and CEO, Alpha Analytical Laboratories (chemical analysis);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director/Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments);
Director/Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust; Director of the
following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare,
Inc. (until 1999), Carlin Insurance Agency, Inc. (until 1999), Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           1994                30
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman, IBT Technologies (until 2001);
Director of the following: The University of Texas Investment Management
Company (until 2000), Hire.com (since 2000), STC Broadcasting, Inc. and
Sunrise Television Corp. (since 2001), Symtx, Inc. (since 2001), Adorno/Rogers
Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2001),
rateGenius (since 2001); LaQuinta Motor Inns, Inc. (hotel management company) (until 1998), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com (until 2001), Southwest
Airlines and Introgen; Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank -- Austin), LIN Television (since
2002) and WilTel Communications (since 2002).

Ronald R. Dion, Born: 1946                                                                  1998                30
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner 2, Born: 1938                                                             1979                30
Chairman and Trustee, Dunwoody Village, Inc. (continuing care retire-
ment community); Senior Vice President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky, Born: 1944                                                               1991                30
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 1991                30
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan 2, Born: 1930                                                                1991                30
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith Barney Trust Company
(retired 1991); Director, Smith Barney, Inc., Mutual Management Company
and Smith Barney Advisers, Inc. (investment advisers) (retired 1991); Senior
Executive Vice President, Director and member of the Executive Committee,
Smith Barney, Harris Upham & Co., Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC ("Subsidiaries, LLC"), Hancock
Natural Resource Group, Independence Investment LLC, Independence
Fixed Income LLC, John Hancock Advisers, LLC (the "Adviser") and
The Berkeley Financial Group, LLC ("The Berkeley Group"), John
Hancock Funds, LLC ("John Hancock Funds"), Massachusetts Business
Development Corporation; Director, John Hancock Insurance Agency, Inc.
("Insurance Agency, Inc.") (until 1999).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John Hancock Funds;
Chairman, Director and Chief Executive Officer, Sovereign Asset
Management Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC, Independence Fixed Income LLC and
Signature Services; Senior Vice President, MassMutual Insurance Co.
(until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London U.K. (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Susan S. Newton, Born: 1950                                                                                     1991
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000), Director, Senior Vice President and Secretary, NM Capital.

William H. King, Born: 1952                                                                                     1992
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1992
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

The business address for all Trustees and Officers is 101 Huntington
Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.




FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

HOW TO
CONTACT US

On the Internet                        www.jhfunds.com

By regular mail                        John Hancock Signature Services, Inc.
                                       1 John Hancock Way, Suite 1000
                                       Boston, MA 02217-1000

By express mail                        John Hancock Signature Services, Inc.
                                       Attn: Mutual Fund Image Operations
                                       529 Main Street
                                       Charlestown, MA 02129

Customer service representatives       1-800-225-5291

24-hour automated information          1-800-338-8080

TDD line                               1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Sovereign Investors Fund.

2900A   12/02
         2/03

John Hancock
Sovereign
Investors
Fund

SEMI
ANNUAL
REPORT

6.30.03

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

For your information
page 25

Dear Fellow Shareholders,

The stock market made a strong recovery in the first half of 2003. Historically low interest rates, improving corporate earnings and government stimulus in the form of tax cuts gave investors hope that the economy would soon begin to strengthen. Most of the market's move up occurred in the second quarter, and the breadth of the rally was enormous. As a result, the major indexes were able to wipe out their first-quarter losses and post solid gains for the first six months of the year. With technology leading the way, the tech-heavy Nasdaq Composite Index rose 21.51% through June, the Dow Jones Industrial Average was up 9.02% and the Standard & Poor's 500 Index returned 11.75%. With falling interest rates, bonds also did well, continuing their upward trend for a fourth consecutive year. High yield bonds led the pack, returning 18.49% in the first half as measured by the Lehman High Yield Index.

After the jarring stock-market losses of the last three years, it's a welcome relief for investors to be reminded that the market is indeed cyclical, and does move up -- not just down. And mutual fund investors will finally like what they see in their second-quarter statements: positive results. With the exception of bear funds, which bet on the market going down, every fund category tracked by Morningstar, Inc. and Lipper, Inc. posted double-digit gains in the quarter.

Whether this rally can be sustained depends in large part on whether the economy actually does rebound, and by how much, and how corporate earnings fare. It will also depend on how soon a lot of the investors still sitting on the sidelines decide to get back into the stock market.

No matter what happens next, the dramatic reversal in the stock market's fortunes, and other economic improvements, could be signals that it's time for investors to review their portfolios with their investment professionals to make sure they are well-positioned to meet their long-term investment objectives.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of June 30, 2003. They are subject to change at any time.



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital without
assuming undue
market risks by
investing in a
diversified portfo-
lio of companies
with market capi-
talizations within
the range of the
Standard & Poor's
500 Index.

Over the last six months

* The stock market staged a strong rally in the second quarter of 2003, with higher-risk stocks leading the way.

* The Fund outperformed in the first quarter, but lagged in the second with its focus on high-quality, lower-risk companies.

* A dividend tax cut was enacted, potentially making dividend-paying companies more attractive.



[Bar chart with heading "John Hancock Sovereign Investors Fund."Under the heading is a note that reads "Fund performance for the six months ended June 30, 2003." The chart is scaled in increments of 4% with 0% at the bottom and 8% at the top. The first bar represents the 6.73% total return for Class A. The second bar represents the 6.37% total return for Class B. The third bar represents the 6.36% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 3.3%   Citigroup, Inc.
 3.3%   Exxon Mobil Corp.
 2.9%   Johnson & Johnson
 2.9%   General Electric Co.
 2.8%   Bank of America Corp.
 2.6%   International Business Machines Corp.
 2.6%   3M Co.
 2.5%   Hewlett-Packard Co.
 2.4%   American International Group, Inc.
 2.4%   BP Plc

As a percentage of net assets on June 30, 2003.



MANAGERS'
REPORT

BY JOHN F. SNYDER III, PETER M. SCHOFIELD, CFA, AND BARRY H. EVANS, CFA, PORTFOLIO MANAGERS

John Hancock
Sovereign Investors Fund

The first half of the year was made up of two distinct market environments. Worries about the war with Iraq and the fragile U.S. economy kept stocks under pressure throughout the first quarter of the year. Against a backdrop of uncertainty, investors sought out the safety and stability of higher-quality stocks.

The tables turned, however, in the second quarter as a quick resolution to the war with Iraq, glimmers of an improving economy and a significant tax cut sparked a strong rally in stocks. With hopes of an economic turnaround running high, investors flocked to high-beta -- that is, high-risk -- stocks that are likely to benefit from a stronger economy. The second-quarter rally allowed stocks to show solid advances for the six months ended June 30, 2003, with the broad Standard & Poor's 500 Index returning 11.75%.

PERFORMANCE REVIEW

For the six months ended June 30, 2003, John Hancock Sovereign Investors Fund Class A, Class B and Class C shares returned 6.73%, 6.37% and 6.36%, respectively, at net asset value. The average equity-income fund returned 9.56%, according to Lipper, Inc.1 Keep in mind, your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

"The second-quarter rally
 allowed stocks to show
 solid advances for the
 six months ended
 June 30, 2003..."

In the first quarter of the year, the Fund outperformed its peers, as investors fled to higher-quality stocks. But when higher-risk stocks took the lead in the second-quarter rally, the Fund wasn't able to keep up with its more aggressive peers. Large, high-quality stocks -- particularly dividend performers -- lagged behind smaller, non-dividend-paying stocks, not necessarily because of any fundamental issues, but more due to a short-term shift in market sentiment.

[Photos of John Snyder, Peter Schofield and Barry Evans flush right next to first paragraph.]

In addition, several of our financial holdings turned in disappointing results and fears of asbestos litigation hurt our property and casualty holdings, particularly American International Group (AIG). We're maintaining our position here as we believe that AIG's strong, global franchise should be able to withstand any fallout from the litigation. Our government-sponsored enterprises, Fannie Mae and Freddie Mac, also detracted from performance as accounting problems plagued the duo.

Despite the shift away from high-quality stocks, several of our large holdings turned in strong results. Citigroup, for example, was one of the Fund's top performers. This undervalued stock rose sharply as investors began to anticipate a pickup in the capital markets. In the consumer discretionary group, mass merchandiser Target and advertising conglomerate Omnicom Group also moved up strongly, as investors looked forward to an increase in consumer spending and a pickup in advertising in the back half of the year.

"...we believe this new
 tax law could make our
 'dividend performers'
 more enticing to investors..."

TAX CHANGES FAVOR "DIVIDEND PERFORMERS"

With the Bush administration's recent tax cut, one of the key changes was the reduction of taxes on dividends. We believe the change is a positive for investors and companies because it's easier now for companies to increase their dividend payouts to shareholders. In fact, one of our largest holdings, Bank of America, recently increased its dividend by 25%. As long-time shareholders know, we have remained consistently focused on our long-term strategy of investing primarily in "dividend performers" -- those companies that have raised their dividends for at least 10 consecutive years. Although non-dividend stocks have led the market recently, we believe this new tax law could make our "dividend performers" more enticing to investors over the long-term.



[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 13%, the second is Computers 9%, the third Oil & gas 9%, the fourth Banks-United States 8%, and the fifth Diversified operations 7%.]

NEW OPPORTUNITIES

As always, we've continued to look for new opportunities that meet our strict investment criteria. In this period we established a new position in United Technologies. We think this industrial conglomerate is extremely well managed and, as a whole, it has held up well during the economic downturn. Although its aerospace business did experience some difficulties, we believe the worst is over. When the recovery does take hold, we believe United Technologies will be well positioned to leverage an economic upturn.



[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 6-30-03." The chart is divided into four sections (from top to left): Common stocks 94%, Short-term investments & other 4%, Preferred stocks 1%, and Corporate bonds 1%.]

Goldman Sachs was another new addition. As the capital markets turn around, there's likely to be a pickup in stock and bond issuance, as well as increased merger and acquisition activity. As one of the leading investment banks in the world, Goldman Sachs is poised to be one of the beneficiaries of a recovery in the financial markets.



[Table at top of page entitled "SCORECARD."The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Citigroup followed by an up arrow with the phrase "Rebound in the financial market." The second listing is Omnicom followed by an up arrow with the phrase "Pickup in advertising spending." The third listing is Johnson & Johnson followed by a down arrow with the phrase "Pharmaceuticals out of favor."]

WHAT'S AHEAD

As we look to the back half of the year, we remain cautiously optimistic. Economic indicators suggest that the economy has finally stabilized. Although fears of a double-dip recession have subsided, consumers and corporations are still nervous. The recent run-up has left many wondering, once again, whether a recovery will finally materialize in the second half of the year. The problem is that hopes of a recovery have been dashed several times before in this bear market. As a result, investors remain skeptical and that's likely to keep stocks choppy.

"The key will be whether
 earnings can meet Wall
 Street's expectations."

The longer-term picture, we believe, is brighter. President Bush has pumped a tremendous amount of fiscal stimulus into the economy in an attempt to jump-start its recovery. Interest rates remain at 40-year lows and inflation is well contained, providing a positive backdrop for stocks. As for corporate earnings, we're likely to continue to see improvement in the quarters ahead. The key will be whether earnings can meet Wall Street's expectations. Finally, there's a significant amount of money sitting on the sidelines. Once investors regain their confidence, this money could flow back into stocks.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT
PERFORMANCE

For the period ended
June 30, 2003

The index used for
comparison is the
Standard & Poor's
500 Index, an
unmanaged index
that includes 500
widely traded
common stocks.

It is not possible to
invest directly in
an index.

                              Class A      Class B      Class C        Index
Inception date                 5-1-36       1-3-94       5-1-98           --

Average annual returns with maximum sales charge (POP)
One year                        -7.57%       -8.14%       -5.29%        0.25%
Five years                      -1.88%       -1.86%       -1.75%       -1.61%
Ten years                        7.11%          --           --        10.04%
Since inception                    --         6.86%       -1.88%          --

Cumulative total returns with maximum sales charge (POP)
Six months                       1.40%        1.37%        4.31%       11.75%
One year                        -7.57%       -8.14%       -5.29%        0.25%
Five years                      -9.07%       -8.97%       -8.43%       -7.79%
Ten years                       98.84%          --           --       160.37%
Since inception                    --        87.66%       -9.32%          --

SEC 30-day yield as of June 30, 2003
                                 0.71%        0.05%        0.05%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge
(CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for one year or less are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $26,037 as of June 30, 2003. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Sovereign Investors Fund, before sales charge, and is equal to $20,930 as of June 30, 2003. The third line represents the value of the same hypothetical investment made in the John Hancock Sovereign Investors Fund, after sales charge, and is equal to $19,884 as of June 30, 2003.


                                                 Class B 1    Class C 1
Period beginning                                  1-3-94       5-1-98
Without sales charge                             $18,766       $9,160
With maximum sales charge                             --       $9,068
Index                                            $24,854       $9,351

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of June 30, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2003
(unaudited)

This schedule is divided into four main categories: common stocks, preferred stocks, corporate bonds and short-term investments. The common and preferred stocks and corporate bonds are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


  SHARES    ISSUER                                                                                              VALUE
COMMON STOCKS 94.23%                                                                                   $1,179,802,342
(Cost $963,407,822)

Advertising 2.00%                                                                                          25,095,000
  350,000   Omnicom Group, Inc.                                                                            25,095,000

Aerospace 1.70%                                                                                            21,249,000
  300,000   United Technologies Corp.                                                                      21,249,000

Banks -- United States 8.48%                                                                              106,201,000
  450,000   Bank of America Corp.                                                                          35,563,500
  750,000   Bank of New York Co., Inc. (The)                                                               21,562,500
  200,000   State Street Corp.                                                                              7,880,000
  550,000   U.S. Bancorp                                                                                   13,475,000
  550,000   Wells Fargo & Co.                                                                              27,720,000

Beverages 2.80%                                                                                            35,060,500
  300,000   Coca-Cola Co. (The)                                                                            13,923,000
  475,000   PepsiCo, Inc.                                                                                  21,137,500

Broker Services 1.34%                                                                                      16,750,000
  200,000   Goldman Sachs Group, Inc. (The)                                                                16,750,000

Chemicals 2.00%                                                                                            25,049,680
  416,800   Praxair, Inc.                                                                                  25,049,680

Computers 8.84%                                                                                           110,688,500
1,500,000   Cisco Systems, Inc.*                                                                           25,035,000
1,450,000   Hewlett-Packard Co.                                                                            30,885,000
  400,000   International Business Machines Corp.                                                          33,000,000
  850,000   Microsoft Corp.                                                                                21,768,500

Cosmetics & Personal Care 3.16%                                                                            39,580,000
  450,000   Avon Products, Inc.                                                                            27,990,000
  200,000   Colgate-Palmolive Co.                                                                          11,590,000

Diversified Operations 7.02%                                                                               87,850,000
  250,000   3M Co.                                                                                         32,245,000
1,250,000   General Electric Co.                                                                           35,850,000
  300,000   Illinois Tool Works, Inc.                                                                      19,755,000

Electronics 2.21%                                                                                          27,689,426
   94,478   Emerson Electric Co.                                                                            4,827,826
  200,000   Grainger (W.W.), Inc.                                                                           9,352,000
  650,000   Intel Corp.                                                                                    13,509,600

Finance 6.03%                                                                                              75,564,634
  952,941   Citigroup, Inc.                                                                                40,785,875
  848,309   MBNA Corp.                                                                                     17,678,759
  400,000   Morgan Stanley Dean Witter & Co.                                                               17,100,000

Food 0.43%                                                                                                  5,400,000
  100,000   Unilever NV (NY Reg Shares) (Netherlands)                                                       5,400,000

Insurance 6.56%                                                                                            82,162,849
  547,600   AFLAC, Inc.                                                                                    16,838,700
  550,000   American International Group, Inc.                                                             30,349,000
  250,000   Hartford Financial Services Group, Inc. (The)                                                  12,590,000
1,407,871   Travelers Property Casualty Corp. (Class A)                                                    22,385,149

Media 1.22%                                                                                                15,281,000
  350,000   Viacom, Inc. (Class B)*                                                                        15,281,000

Medical 13.13%                                                                                            164,393,400
  650,000   Abbott Laboratories                                                                            28,444,000
  450,000   Cardinal Health, Inc.                                                                          28,935,000
  702,000   Johnson & Johnson                                                                              36,293,400
  300,000   Medtronic, Inc.                                                                                14,391,000
  150,000   Merck & Co., Inc.                                                                               9,082,500
  850,000   Pfizer, Inc.                                                                                   29,027,500
  400,000   Wyeth                                                                                          18,220,000

Mortgage Banking 3.17%                                                                                     39,668,500
  400,000   Fannie Mae                                                                                     26,976,000
  250,000   Freddie Mac                                                                                    12,692,500

Office 1.53%                                                                                               19,143,770
  381,350   Avery Dennison Corp.                                                                           19,143,770

Oil & Gas 7.93%                                                                                            99,309,904
  250,000   Anadarko Petroleum Corp.                                                                       11,117,500
  700,000   BP Plc, American Depositary Receipts (ADR) (United Kingdom)                                    29,414,000
  250,000   ChevronTexaco Corp.                                                                            18,050,000
1,134,180   Exxon Mobil Corp.                                                                              40,728,404

Retail 5.44%                                                                                               68,066,078
  100,000   Family Dollar Stores, Inc.                                                                      3,815,000
  400,000   Lowe's Cos., Inc.                                                                              17,180,000
  283,200   SYSCO Corp.                                                                                     8,507,328
  700,000   Target Corp.                                                                                   26,488,000
  225,000   Wal-Mart Stores, Inc.                                                                          12,075,750

Soap & Cleaning Preparations 2.14%                                                                         26,754,000
  300,000   Procter & Gamble Co. (The)                                                                     26,754,000

Telecommunications 3.79%                                                                                   47,446,107
  700,000   Nokia Corp., ADR (Finland)                                                                     11,501,000
  789,241   SBC Communications, Inc.                                                                       20,165,107
  400,000   Verizon Communications, Inc.                                                                   15,780,000

Tobacco 2.00%                                                                                              24,992,000
  550,000   Altria Group, Inc.                                                                             24,992,000

Utilities 1.31%                                                                                            16,406,994
  490,200   Questar Corp.                                                                                  16,406,994

PREFERRED STOCKS 0.58%                                                                                      7,200,000
(Cost $6,000,000)

Oil & Gas 0.58%
   60,000   Lasmo America Ltd., 8.15% (R)                                                                   7,200,000


                                                    INTEREST          CREDIT          PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                      RATE          RATING**    (000s OMITTED)                VALUE
CORPORATE BONDS 0.59%                                                                                      $7,393,624
(Cost $7,388,294)

Utilities 0.59%
Tennessee Valley Authority,
Note 07-15-43                                          7.250%            AAA             $7,000             7,393,624

SHORT-TERM INVESTMENTS 4.04%                                                                              $50,532,000
(Cost $50,532,000)

Joint Repurchase Agreement 4.04%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. -- Dated
06-30-03, due 07-01-03 (Secured by U.S.
Treasury Bonds, 5.250% thru 7.875%
due 02-15-21 thru 11-15-28)                            1.100%                            50,532            50,532,000

TOTAL INVESTMENTS 99.44%                                                                               $1,244,927,966

OTHER ASSETS AND LIABILITIES, NET 0.56%                                                                    $7,070,812

TOTAL NET ASSETS 100.0%                                                                                $1,251,998,778

Notes to Schedule of Investments

  * Non-income-producing security.

 ** Credit ratings by Moody's Investors Service or John Hancock Advisers, LLC, where Standard & Poor's ratings are not available.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $7,200,000 or 0.58% of net assets as of June 30, 2003.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

June 30, 2003
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.


ASSETS
Investments at value (cost $1,027,328,116)                     $1,244,927,966
Cash                                                                      437
Receivable for investments sold                                    10,205,913
Receivable for shares sold                                            166,431
Dividends and interest receivable                                   1,588,762
Other assets                                                          342,758

Total assets                                                    1,257,232,267

LIABILITIES
Payable for investments purchased                                   2,323,205
Payable for shares repurchased                                        501,681
Payable to affiliates
 Management fee                                                     1,825,317
 Distribution and service fee                                          83,595
 Other                                                                 85,496
Other payables and accrued expenses                                   414,195

Total liabilities                                                   5,233,489

NET ASSETS
Capital paid-in                                                 1,092,637,725
Accumulated net realized loss on investments                      (57,651,652)
Net unrealized appreciation of investments                        217,599,850
Distributions in excess of net investment income                     (587,145)

Net assets                                                     $1,251,998,778

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($921,401,067 [DIV] 54,924,905 shares)                         $16.78
Class B ($307,362,904 [DIV] 18,344,119 shares)                         $16.76
Class C ($23,234,807 [DIV] 1,384,964 shares)                           $16.78

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($16.78 [DIV] 95%)                                           $17.66
Class C ($16.78 [DIV] 99%)                                             $16.95

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
June 30, 2003
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $100,991)          $11,630,951
Interest (including securities lending income of $171,768)          2,328,820

Total investment income                                            13,959,771

EXPENSES
Investment management fee                                           3,525,052
Class A distribution and service fee                                1,324,594
Class B distribution and service fee                                1,540,648
Class C distribution and service fee                                  115,117
Transfer agent fee                                                  1,765,863
Accounting and legal services fee                                     157,588
Custodian fee                                                          84,598
Trustees' fee                                                          40,042
Printing                                                               36,626
Registration and filing fee                                            35,211
Miscellaneous                                                          34,414
Auditing fee                                                           19,718
Legal fee                                                               8,082
Interest expense                                                        3,858

Net expenses                                                        8,691,411

Net investment income                                               5,268,360

REALIZED AND UNREALIZED GAIN

Net realized gain on investments                                   33,863,085
Change in net unrealized appreciation (depreciation)
  of investments                                                   37,843,416

Net realized and unrealized gain                                   71,706,501

Increase in net assets from operations                            $76,974,861

1 Semiannual period from 1-1-03 through 6-30-03.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders
and any increase
or decrease in
money share
holders invested
in the Fund.
                                                   YEAR          PERIOD
                                                  ENDED           ENDED
                                               12-31-02         6-30-03 1
INCREASE (DECREASE) IN NET ASSETS

From operations
Net investment income                       $17,399,347      $5,268,360
Net realized gain (loss)                    (90,047,264)     33,863,085
Change in net unrealized
  appreciation (depreciation)              (253,306,863)     37,843,416
Increase (decrease) in net assets
  resulting from operations                (325,954,780)     76,974,861

Distributions to shareholders
From net investment income
Class A                                     (15,200,803)     (4,973,558)
Class B                                      (3,050,052)       (657,965)
Class C                                        (177,688)        (48,204)
From net realized gain
Class A                                      (6,861,940)             --
Class B                                      (2,512,670)             --
Class C                                        (183,073)             --
                                            (27,986,226)     (5,679,727)
From Fund share transactions               (170,742,889)    (79,147,032)

NET ASSETS
Beginning of period                       1,784,534,571   1,259,850,676

End of period 2                          $1,259,850,676  $1,251,998,778


1 Semiannual period from 1-1-03 through 6-30-03. Unaudited.

2 Includes distributions in excess of net investment income of $175,778 and $587,145, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-98    12-31-99    12-31-00    12-31-01 1  12-31-02     6-30-03 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $22.41      $24.23      $24.51      $23.35      $19.88      $15.81
Net investment income 3                                   0.31        0.30        0.33        0.32        0.24        0.09
Net realized and unrealized
  gain (loss) on investments                              3.11        1.11        0.61       (1.77)      (3.94)       0.97
Total from
  investment operations                                   3.42        1.41        0.94       (1.45)      (3.70)       1.06
Less distributions
From net investment income                               (0.31)      (0.35)      (0.33)      (0.37)      (0.25)      (0.09)
From net realized gain                                   (1.29)      (0.78)      (1.77)      (1.65)      (0.12)         --
                                                         (1.60)      (1.13)      (2.10)      (2.02)      (0.37)      (0.09)
Net asset value,
  end of period                                         $24.23      $24.51      $23.35      $19.88      $15.81      $16.78
Total return 4 (%)                                       15.62        5.91        4.10       (6.06)     (18.68)       6.73 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                         $1,884      $1,788      $1,446      $1,217        $908        $921
Ratio of expenses
  to average net assets (%)                               1.03        1.05        1.08        1.10        1.17        1.24 6
Ratio of net investment income
  to average net assets (%)                               1.33        1.21        1.44        1.50        1.36        1.05 6
Portfolio turnover (%)                                      51          64          46          76          85          31

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          12-31-98    12-31-99    12-31-00    12-31-01 1  12-31-02     6-30-03 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $22.38      $24.20      $24.48      $23.31      $19.86      $15.79
Net investment income 3                                   0.14        0.13        0.17        0.17        0.12        0.03
Net realized and unrealized
  gain (loss) on investments                              3.11        1.11        0.60       (1.76)      (3.94)       0.97
Total from
  investment operations                                   3.25        1.24        0.77       (1.59)      (3.82)       1.00
Less distributions
From net investment income                               (0.14)      (0.18)      (0.17)      (0.21)      (0.13)      (0.03)
From net realized gain                                   (1.29)      (0.78)      (1.77)      (1.65)      (0.12)         --
                                                         (1.43)      (0.96)      (1.94)      (1.86)      (0.25)      (0.03)
Net asset value,
  end of period                                         $24.20      $24.48      $23.31      $19.86      $15.79      $16.76
Total return 4 (%)                                       14.79        5.20        3.32       (6.66)     (19.29)       6.37 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $790        $820        $663        $551        $328        $307
Ratio of expenses
  to average net assets (%)                               1.79        1.73        1.78        1.80        1.87        1.94 6
Ratio of net investment income
  to average net assets (%)                               0.58        0.54        0.75        0.80        0.65        0.36 6
Portfolio turnover (%)                                      51          64          46          76          85          31

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          12-31-98 7  12-31-99    12-31-00    12-31-01 1  12-31-02     6-30-03 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $24.43      $24.22      $24.50      $23.33      $19.88      $15.81
Net investment income 3                                   0.13        0.13        0.18        0.17        0.12        0.03
Net realized and unrealized
  gain (loss) on investments                              1.07        1.10        0.59       (1.76)      (3.94)       0.97
Total from
  investment operations                                   1.20        1.23        0.77       (1.59)      (3.82)       1.00
Less distributions
From net investment income                               (0.12)      (0.17)      (0.17)      (0.21)      (0.13)      (0.03)
From net realized gain                                   (1.29)      (0.78)      (1.77)      (1.65)      (0.12)         --
                                                         (1.41)      (0.95)      (1.94)      (1.86)      (0.25)      (0.03)
Net asset value,
  end of period                                         $24.22      $24.50      $23.33      $19.88      $15.81      $16.78
Total return 4 (%)                                       5.185        5.17        3.32       (6.66)     (19.27)       6.36 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $5         $11         $12         $17         $24         $23
Ratio of expenses
  to average net assets (%)                               1.67 6      1.75        1.79        1.80        1.87        1.94 6
Ratio of net investment income
  to average net assets (%)                               0.84 6      0.51        0.76        0.82        0.67        0.34 6
Portfolio turnover (%)                                      51          64          46          76          85          31

1 As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 1.53%, 0.83% and 0.85% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

2 Semiannual period from 1-1-03 through 6-30-03. Unaudited.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Not annualized.

6 Annualized.

7 Class C shares began operations on 5-1-98.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Sovereign Investors Fund (the "Fund") is a diversified series of John Hancock Investment Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide long-term growth of capital and of income without assuming undue market risks.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. No Class I shares have been issued as of June 30, 2003. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distri bution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended June 30, 2003.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on June 30, 2003.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $89,791,390 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire loss carryforward expires on December 31, 2010.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting prin ci ples generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a quarterly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $750,000,000 of the Fund's average daily net asset value, (b) 0.55% of the next $750,000,000, (c) 0.50% of the next
$1,000,000,000 and (d) 0.45% of the Fund's average daily net asset value in excess of $2,500,000,000.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as de fined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended June 30, 2003, JH Funds received net up-front sales charges of $338,220 with regard to sales of Class A shares. Of this amount, $47,087 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $195,997 was paid as sales commissions to unrelated broker-dealers and $95,136 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Inves tors. During the period ended June 30, 2003, JH Funds received net up-front sales charges of $32,029 with regard to sales of Class C shares. Of this amount, $30,521 was paid as sales commissions to unrelated broker-dealers and $1,508 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended June 30, 2003, CDSCs received by JH Funds amounted to $275,189 for Class B shares and $325 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Fund's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of approximately 0.03% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                 YEAR ENDED 12-31-02            YEAR ENDED 6-31-03 1
                              SHARES          AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                       7,115,380    $128,166,011     2,328,937     $37,289,386
Distributions reinvested   1,218,520      20,462,624       286,775       4,621,893
Repurchased              (12,150,506)   (210,473,134)   (5,082,965)    (80,450,367)
Net decrease              (3,816,606)   ($61,844,499)   (2,467,253)   ($38,539,088)

CLASS B SHARES
Sold                       2,536,815     $45,690,969     1,028,665     $16,432,053
Distributions reinvested     317,980       5,295,398        39,765         629,290
Repurchased               (9,799,112)   (171,997,634)   (3,494,200)    (55,333,280)
Net decrease              (6,944,317)  ($121,011,267)   (2,425,770)   ($38,271,937)

CLASS C SHARES
Sold                       1,365,472     $24,421,944       736,564     $11,608,371
Distributions reinvested      20,572         339,309         2,851          45,182
Repurchased                 (708,865)    (12,648,376)     (889,018)    (13,989,560)
Net increase (decrease)      677,179     $12,112,877      (149,603)    ($2,336,007)

NET DECREASE             (10,083,744)  ($170,742,889)   (5,042,626)   ($79,147,032)

1 Semiannual period from 1-1-03 through 6-30-03. Unaudited.

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2003, aggregated $326,895,520 and $416,040,741, respectively. Purchases and proceeds from sales or maturities of obligations of U.S. government aggregated $31,657,813 and $31,756,055, respectively, during the period ended June 30, 2003.

The cost of investments owned on June 30, 2003, including short-term investments, for federal income tax purposes was $1,027,441,697. Gross unrealized appreciation and depreciation of investments aggregated $245,137,177 and $27,650,908, respectively, resulting in net unrealized appreciation of $217,486,269. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the amortization of premiums and accretion of discounts on debt securities.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity                   Balanced Fund
                         Classic Value Fund
                         Core Equity Fund
                         Focused Equity Fund
                         Growth Trends Fund
                         International Fund
                         Large Cap Equity Fund
                         Large Cap Growth Fund
                         Large Cap Spectrum Fund
                         Mid Cap Growth Fund
                         Multi Cap Growth Fund
                         Small Cap Equity Fund
                         Small Cap Growth Fund
                         Sovereign Investors Fund
                         U.S. Global Leaders Growth Fund
--------------------------------------------------------
Sector                   Biotechnology Fund
                         Financial Industries Fund
                         Health Sciences Fund
                         Real Estate Fund
                         Regional Bank Fund
                         Technology Fund
--------------------------------------------------------
Income                   Bond Fund
                         Government Income Fund
                         High Income Fund
                         High Yield Bond Fund
                         Investment Grade Bond Fund
                         Strategic Income Fund
--------------------------------------------------------
Tax-Free Income          California Tax-Free Income Fund
                         High Yield Municipal Bond Fund
                         Massachusetts Tax-Free Income Fund
                         New York Tax-Free Income Fund
                         Tax-Free Bond Fund
-------------------------------------------------------
Money Market             Money Market Fund
                         U.S. Government Cash Reserve


For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.



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DELIVERY

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FOR YOUR
INFORMATION

TRUSTEES

James F. Carlin
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803



HOW TO
CONTACT US

On the Internet                        www.jhfunds.com

By regular mail                        John Hancock Signature Services, Inc.
                                       1 John Hancock Way, Suite 1000
                                       Boston, MA 02217-1000

By express mail                        John Hancock Signature Services, Inc.
                                       Attn: Mutual Fund Image Operations
                                       529 Main Street
                                       Charlestown, MA 02129

Customer service representatives       1-800-225-5291

24-hour automated information          1-800-338-8080

TDD line                               1-800-554-6713

The Fund's voting policies and procedures are available without charge, upon request:

By phone                               1-800-225-5291

On the Fund's Web site                 www.jhfunds.com/proxy

On the SEC's Web site                  http://www.sec.gov



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Sovereign Investors Fund.


290SA                6/03
                     8/03

                                     Part B

                       Statement of Additional Information

                      JOHN HANCOCK SOVEREIGN INVESTORS FUND
      (the "Acquiring Fund", and a series of John Hancock Investment Trust)

                    JOHN HANCOCK LARGE CAP SPECTRUM FUND (the
           "Acquired Fund", and a series of John Hancock Equity Trust)

                              101 Huntington Avenue
                                Boston, MA 02199
                                 1-800-225-5291

                                 October 8, 2003

This Statement of Additional Information provides additional information and is not a prospectus. It should be read in conjunction with the related proxy statement and prospectus that is also dated October 8, 2003. This Statement of Additional Information provides additional information about John Hancock Sovereign Investors Fund and the Fund that it is acquiring, John Hancock Large Cap Spectrum Fund. Please retain this Statement of Additional Information for future reference. A copy of the proxy statement and prospectus can be obtained free of charge by calling John Hancock Signature Services, Inc., at 1-800-225-5291.

                                Table Of Contents

                                                                           Page
Introduction                                                                 3
Note Regarding Pro Forma Financial Information                               3
Additional Information about the Acquiring Fund                              3
General Information and History                                              3
Investment Objective and Policies                                            3
Management of the Acquiring Fund                                             3
Control Persons and Principal Holders of Shares                              3
Investment Advisory and Other Services                                       3
Brokerage Allocation                                                         3
Capital Stock and Other Securities                                           3
Purchase, Redemption and Pricing of Acquiring Fund Shares                    3
Tax Status                                                                   4
Underwriters                                                                 4
Calculation of Performance Data                                              4
Financial Statements                                                         4

Additional Information about the Acquired Fund                               4
General Information and History                                              4
Investment Objective and Policies                                            4
Management of the Acquired Fund                                              4
Control Persons and Principal Holders of Shares                              4
Investment Advisory and Other Services                                       4
Brokerage Allocation                                                         4
Capital Stock and Other Securities                                           4
Purchase, Redemption and Pricing of Acquired Fund Shares                     5
Tax Status                                                                   5
Underwriters                                                                 5
Calculation of Performance Data                                              5
Financial Statements                                                         5

Exhibits

A - Statement of Additional Information, dated August 5, 2003, of the Acquiring Fund including audited financial statements as of December 31, 2002 and unaudited financial statements dated June 30, 2003.

B - Statement of Additional Information, dated March 1, 2003 and revised July 15, 2003, of the Acquired Fund including audited financial statements as of October 31, 2002 and unaudited financial statements dated April 30, 2003.

                                  INTRODUCTION

This Statement of Additional Information ("SAI") is intended to supplement the information provided in a proxy statement and prospectus dated October 8, 2003. The proxy statement and prospectus has been sent to the shareholders of the Acquired Fund in connection with the solicitation by the Trustees of the Acquired Fund of proxies to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on December 3, 2003. This Statement of Additional Information incorporates by reference the Statement of Additional Information of the Acquiring Fund, dated August 5, 2003, and the Statement of Additional Information of the Acquired Fund, dated March 1, 2003, as revised July 15, 2003. The SAI for the Acquiring Fund and the SAI for the Acquired Fund are included with this Statement of Additional Information.

                 NOTE REGARDING PRO FORMA FINANCIAL INFORMATION

In accordance with Item 14(a)(2) of Form N-14, pro forma financial statements were not prepared for the proposed reorganization of the Acquired Fund into the Acquiring Fund, since the net asset value of the Acquired Fund did not exceed ten percent of the net asset value of the Acquiring Fund on
 August 15, 2003.

                 Additional Information About the Acquiring Fund
                 -----------------------------------------------

General Information and History
-------------------------------
For additional information about the Acquiring Fund generally and its history, see "Organization of the Fund" in the Acquiring Fund SAI attached hereto as Exhibit A.

Investment Objective and Policies
---------------------------------
For additional information about the Acquiring Fund's investment objective, policies and restrictions, see "Investment Objective and Policies" and "Investment Restrictions" in the Acquiring Fund SAI attached hereto as Exhibit A.

Management of the Acquiring Fund
--------------------------------
For additional information about the Acquiring Fund's Board of Trustees, officers and management personnel, see "Those Responsible for Management" in the Acquiring Fund SAI attached hereto as Exhibit A.

Control Persons and Principal Holders of Shares
-----------------------------------------------
For additional information about control persons of the Acquiring Fund and principal holders of shares of the Acquiring Fund, see "Those Responsible for Management" in the Acquiring Fund SAI attached hereto as Exhibit A.

Investment Advisory and Other Services
--------------------------------------
For additional information about the Acquiring Fund's investment adviser, custodian, transfer agent and independent accountants, see "Investment Advisory and Other Services", "Distribution Contracts", "Transfer Agent Services", "Custody of Portfolio", and "Independent Auditors" in the Acquiring Fund SAI attached hereto as Exhibit A.

Brokerage Allocation and Other Practices
----------------------------------------
For additional information about the Acquiring Fund's brokerage allocation practices, see "Brokerage Allocation" in the Acquiring Fund SAI attached hereto as Exhibit A.

Capital Stock and Other Securities
----------------------------------
For additional information about the voting rights and other characteristics of the Acquiring Fund's shares of beneficial interest, see "Description of the Fund's Shares" in the Acquiring Fund SAI attached hereto as Exhibit A.

Purchase, Redemption and Pricing of Acquiring Fund Shares
---------------------------------------------------------
For additional information about the purchase, redemption and pricing of the Acquiring Fund's shares, see "Net Asset Value", "Sales Compensation", "Eligible Investors for Class R Shares", "Special Redemptions", "Additional Services and Programs", and "Purchase and Redemptions through Third Parties" in the Acquiring Fund SAI attached hereto as Exhibit A.

Tax Status
----------
For additional information about the tax status of the Acquiring Fund, see "Tax Status" in the Acquiring Fund SAI, attached hereto as Exhibit A.

Underwriters
------------
For additional information about the Acquiring Fund's principal underwriter and the distribution contract between the principal underwriter and the Acquiring Fund, see "Distribution Contracts" in the Acquiring Fund SAI attached hereto as Exhibit A.

Calculation of Performance Data
-------------------------------
For additional information about the investment performance of the Acquiring Fund, see "Calculation of Performance" in the Acquiring Fund SAI attached hereto as Exhibit A.

Financial Statements
--------------------
Audited financial statements of the Acquiring Fund at December 31, 2002 and unaudited financial statements at June 30, 2003 are attached to the Acquiring Fund SAI, which is attached hereto as Exhibit A.


                 Additional Information About the Acquired Fund
                 ----------------------------------------------

General Information and History
-------------------------------
For additional information about the Acquired Fund generally and its history, see "Organization of the Fund" in the Acquired Fund SAI attached hereto as Exhibit B.

Investment Objective and Policies
---------------------------------
For additional information about the Acquired Fund's investment objectives, policies and restrictions, see "Investment Objective and Policies" and "Investment Restrictions" in the Acquired Fund SAI attached hereto as Exhibit B.

Management of Acquired Fund
---------------------------
For additional information about the Acquired Fund's Board of Trustees, officers and management personnel, see "Those Responsible for Management" in the Acquired Fund SAI attached hereto as Exhibit B.

Control Persons and Principal Holders of Shares
-----------------------------------------------
For additional information about control persons of the Acquiring Fund and principal holders of shares of the Acquired Fund, see "Those Responsible for Management" in the Acquired Fund SAI attached hereto as Exhibit B.

Investment Advisory and Other Services
--------------------------------------
For additional information about the Acquired Fund's investment adviser, custodian, transfer agent and independent accountants, see "Investment Advisory and Other Services", "Distribution Contracts", "Transfer Agent Services", "Custody of Portfolio" and "Independent Auditors" in the Acquired Fund SAI attached hereto as Exhibit B.

Brokerage Allocation and Other Practices
----------------------------------------
For additional information about the Acquired Fund's brokerage allocation practices, see "Brokerage Allocation" in the Acquired Fund SAI attached hereto as Exhibit B.

Capital Stock and Other Securities
----------------------------------
For additional information about the voting rights and other characteristics of the Acquired Fund's shares of beneficial interest, see "Description of the Fund's Shares" in the Acquired Fund SAI attached hereto as Exhibit B.

Purchase, Redemption and Pricing of Acquired Fund Shares
--------------------------------------------------------
For additional information about the purchase, redemption and pricing of the Acquired Fund's shares, see "Net Asset Value", "Sales Compensation", "Additional Services and Programs", "Special Redemptions" and "Purchases and Redemptions Through Third Parties" in the Acquired Fund SAI attached hereto as Exhibit B.

Tax Status
----------
For additional information about the tax status of the Acquired Fund, see "Tax Status" in the Acquired Fund SAI attached hereto as Exhibit B.

Underwriters
------------
For additional information about the Acquired Fund's principal underwriter and the distribution contract between the principal underwriter and the Acquired Fund, see "Distribution Contracts" in the Acquired Fund SAI attached hereto as Exhibit B.

Calculation of Performance Data
-------------------------------
For additional information about the investment performance of the Acquired Fund, see "Calculation of Performance" in the Acquired Fund SAI attached hereto as Exhibit B.

Financial Statements
--------------------

Audited financial statements of the Acquired Fund at October 31, 2002 and unaudited financial statements at April 30, 2003 are attached to the Acquired Fund SAI, which is attached hereto as Exhibit B.

                                     Part B

                       Statement of Additional Information

                      JOHN HANCOCK SOVEREIGN INVESTORS FUND
      (the "Acquiring Fund", and a series of John Hancock Investment Trust)

                      JOHN HANCOCK DIVIDEND PERFORMERS FUND
 (the "Acquired Fund", and a series of John Hancock Institutional Series Trust)

                              101 Huntington Avenue
                                Boston, MA 02199
                                 1-800-225-5291

                                 October 8, 2003

This Statement of Additional Information provides additional information and is not a prospectus. It should be read in conjunction with the related proxy statement and prospectus that is also dated October 8, 2003. This Statement of Additional Information provides additional information about John Hancock Sovereign Investors Fund and the Fund that it is acquiring, John Hancock Dividend Performers Fund. Please retain this Statement of Additional Information for future reference. A copy of the proxy statement and prospectus can be obtained free of charge by calling John Hancock Signature Services, Inc., at 1-800-225-5291.

                                Table Of Contents

                                                                           Page
Introduction                                                                 3
Note Regarding Pro Forma Financial Information                               3
Additional Information about the Acquiring Fund                              3
General Information and History                                              3
Investment Objective and Policies                                            3
Management of the Acquiring Fund                                             3
Control Persons and Principal Holders of Shares                              3
Investment Advisory and Other Services                                       3
Brokerage Allocation                                                         3
Capital Stock and Other Securities                                           3
Purchase, Redemption and Pricing of Acquiring Fund Shares                    4
Tax Status                                                                   4
Underwriters                                                                 4
Calculation of Performance Data                                              4
Financial Statements                                                         4
Additional Information about the Acquired Fund                               4
General Information and History                                              4
Investment Objective and Policies                                            4
Management of the Acquired Fund                                              4
Control Persons and Principal Holders of Shares                              4
Investment Advisory and Other Services                                       4
Brokerage Allocation                                                         4
Capital Stock and Other Securities                                           4
Purchase, Redemption and Pricing of Acquired Fund Shares                     5
Tax Status                                                                   5
Underwriters                                                                 5
Calculation of Performance Data                                              5
Financial Statements                                                         5

Exhibits

A - Class I Statement of Additional Information, dated March 1, 2003, of the Acquiring Fund including audited financial statements as of December 31, 2002 and unaudited financial statements as of June 30, 2003.

B - Statement of Additional Information, dated July 1, 2003, of the Acquired Fund including audited financial statements as of February 28, 2003.

                                  INTRODUCTION

This Statement of Additional Information ("SAI") is intended to supplement the information provided in a proxy statement and prospectus dated October 8, 2003 . The proxy statement and prospectus has been sent to the shareholders of the Acquired Fund in connection with the solicitation by the Trustees of the Acquired Fund of proxies to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on December 3, 2003. This Statement of Additional Information incorporates by reference the Class I Statement of Additional
Information of the Acquiring Fund, dated March 1, 2003, and the Statement of Additional Information of the Acquired Fund, dated July 1, 2003. The SAI for the Acquiring Fund and the SAI for the Acquired Fund are included with this Statement of Additional Information.

                 NOTE REGARDING PRO FORMA FINANCIAL INFORMATION

In accordance with Item 14(a)(2) of Form N-14, pro forma financial statements were not prepared for the proposed reorganization of the Acquired Fund into the Acquiring Fund, since the net asset value of the Acquired Fund did not exceed ten percent of the net asset value of the Acquiring Fund on
 August 15, 2003.

                 Additional Information About the Acquiring Fund
                 -----------------------------------------------

General Information and History
-------------------------------
For additional information about the Acquiring Fund generally and its history, see "Organization of the Fund" in the Acquiring Fund SAI attached hereto as Exhibit A.

Investment Objective and Policies
---------------------------------
For additional information about the Acquiring Fund's investment objective, policies and restrictions, see "Investment Objective and Policies" and "Investment Restrictions" in the Acquiring Fund SAI attached hereto as Exhibit A.

Management of the Acquiring Fund
--------------------------------
For additional information about the Acquiring Fund's Board of Trustees, officers and management personnel, see "Those Responsible for Management" in the Acquiring Fund SAI attached hereto as Exhibit A.

Control Persons and Principal Holders of Shares
-----------------------------------------------
For additional information about control persons of the Acquiring Fund and principal holders of shares of the Acquiring Fund, see "Those Responsible for Management" in the Acquiring Fund SAI attached hereto as Exhibit A.

Investment Advisory and Other Services
--------------------------------------
For additional information about the Acquiring Fund's investment adviser, custodian, transfer agent and independent accounts, see "Investment Advisory and Other Services", "Distribution Contracts", "Transfer Agent Services", "Custody of Portfolio", and "Independent Auditors" in the Acquiring Fund SAI attached hereto as Exhibit A.

Brokerage Allocation and Other Practices
----------------------------------------
For additional information about the Acquiring Fund's brokerage allocation practices, see "Brokerage Allocation" in the Acquiring Fund SAI attached hereto as Exhibit A.

Capital Stock and Other Securities
----------------------------------
For additional information about the voting rights and other characteristics of the Acquiring Fund's shares of beneficial interest, see "Description of the Fund's Shares" in the Acquiring Fund SAI attached hereto as Exhibit A.

Purchase, Redemption and Pricing of Acquiring Fund Shares
---------------------------------------------------------
For additional information about the purchase, redemption and pricing of the Acquiring Fund's shares, see "Net Asset Value", "Sales Compensation", "Special Redemptions", "Additional Services and Programs", and "Purchase and Redemptions through Third Parties" in the Acquiring Fund SAI attached hereto as Exhibit A.

Tax Status
----------
For additional information about the tax status of the Acquiring Fund, see "Tax Status" in the Acquiring Fund SAI, attached hereto as Exhibit A.

Underwriters
------------
For additional information about the Acquiring Fund's principal underwriter and the distribution contract between the principal underwriter and the Acquiring Fund, see "Distribution Contracts" in the Acquiring Fund SAI attached hereto as Exhibit A.

Calculation of Performance Data
-------------------------------
For additional information about the investment performance of the Acquiring Fund, see "Calculation of Performance" in the Acquiring Fund SAI attached hereto as Exhibit A.

Financial Statements
--------------------
Audited financial statements of the Acquiring Fund at December 31, 2002 and unaudited financial statements at June 30, 2003 are attached to the Acquiring Fund SAI, which is attached hereto as Exhibit A.


                 Additional Information About the Acquired Fund
                 ----------------------------------------------

General Information and History
-------------------------------
For additional information about the Acquired Fund generally and its history, see "Organization of the Fund" in the Acquired Fund SAI attached hereto as Exhibit B.

Investment Objective and Policies
---------------------------------
For additional information about the Acquired Fund's investment objectives, policies and restrictions, see "Investment Objective and Policies" and "Investment Restrictions" in the Acquired Fund SAI attached hereto as Exhibit B.

Management of Acquired Fund
---------------------------
For additional information about the Acquired Fund's Board of Trustees, officers and management personnel, see "Those Responsible for Management" in the Acquired Fund SAI attached hereto as Exhibit B.

Control Persons and Principal Holders of Shares
-----------------------------------------------
For additional information about control persons of the Acquired Fund and principal holders of shares of the Acquired Fund, see "Those Responsible for Management" in the Acquired Fund SAI attached hereto as Exhibit B.

Investment Advisory and Other Services
--------------------------------------
For additional information about the Acquired Fund's investment adviser, custodian, transfer agent and independent accountants, see "Investment Advisory and Other Services", "Distribution Contracts", "Transfer Agent Services", "Custody of Portfolio" and "Independent Auditors" in the Acquired Fund SAI attached hereto as Exhibit B.

Brokerage Allocation and Other Practices
----------------------------------------
For additional information about the Acquired Fund's brokerage allocation practices, see "Brokerage Allocation" in the Acquired Fund SAI attached hereto as Exhibit B.

Capital Stock and Other Securities
----------------------------------
For additional information about the voting rights and other characteristics of the Acquired Fund's shares of beneficial interest, see "Description of the Fund's Shares" in the Acquired Fund SAI attached hereto as Exhibit B.

Purchase, Redemption and Pricing of Acquired Fund Shares
--------------------------------------------------------
For additional information about the purchase, redemption and pricing of the Acquired Fund's shares, see "Net Asset Value", "Sales Compensation", "Additional Services and Programs", "Special Redemptions" and "Purchases and Redemptions Through Third Parties" in the Acquired Fund SAI attached hereto as Exhibit B.

Tax Status
----------
For additional information about the tax status of the Acquired Fund, see "Tax Status" in the Acquired Fund SAI attached hereto as Exhibit B.

Underwriters
------------
For additional information about the Acquired Fund's principal underwriter and the distribution contract between the principal underwriter and the Acquired Fund, see "Distribution Contracts" in the Acquired Fund SAI attached hereto as Exhibit B.

Calculation of Performance Data
-------------------------------
For additional information about the investment performance of the Acquired Fund, see "Calculation of Performance" in the Acquired Fund SAI attached hereto as Exhibit B.

Financial Statements
--------------------

Audited annual financial statements of the Acquired Fund at February 28, 2003 are attached to the Acquired Fund SAI, which is attached hereto as Exhibit B.

                      JOHN HANCOCK SOVEREIGN INVESTORS FUND


                  Class A, Class B, Class C and Class R Shares
                       Statement of Additional Information

                                 August 5, 2003

This Statement of Additional Information provides information about John Hancock Sovereign Investors Fund (the "Fund") in addition to the information that is contained in the Fund's current Prospectus dated March 1, 2003 for Class A, B and C shares and in the Fund's current Prospectus dated August 5, 2003 for Class R shares (the "Prospectuses"). The Fund is a diversified series of John Hancock Investment Trust (the "Trust").


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Fund's Annual Report. A copy of the Prospectus or Annual Report can be obtained free of charge by writing or telephoning:
                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                1-(800)-225-5291


                                TABLE OF CONTENTS


                                                                            Page

Organization of the Fund..................................................     2
Investment Objective and Policies.........................................     2
Investment Restrictions...................................................     8
Those Responsible for Management..........................................    11
Investment Advisory and Other Services....................................    18
Distribution Contracts....................................................    21
Sales Compensation........................................................    23
Net Asset Value...........................................................    25
Initial Sales Charge on Class A Shares....................................    25
Deferred Sales Charge on Class B and Class C Shares.......................    28
Eligible Investors for Class R Shares.....................................    32
Special Redemptions.......................................................    32
Additional Services and Programs..........................................    32
Purchase and Redemptions through Third Parties............................    34
Description of the Fund's Shares..........................................    34
Tax Status................................................................    35
Calculation of Performance................................................    40
Brokerage Allocation......................................................    42
Transfer Agent Services...................................................    45
Custody of Portfolio......................................................    45
Independent Auditors......................................................    46
Appendix A- Description of Investment Risk................................   A-1
Appendix B-Description of Bond Ratings....................................   B-1
Appendix C-Proxy Voting Summary...........................................   C-1
Financial Statements......................................................   F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company)(the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is fundamental and may only be changed with shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is to provide long-term growth of capital and of income without assuming undue market risks. At times, however, because of market conditions, the Fund may invest primarily for current income. The Fund will make investments in different types and classes of securities in accordance with the Trustees' and the Adviser's appraisal of economic and market conditions. The Fund's portfolio securities are selected mainly for their investment character based upon generally accepted elements of intrinsic value, including industry position, management, financial strength, earning power, marketability and prospects for future growth. The distribution or mix of various types of investments is based on general market conditions, the level of interest rates, business and economic conditions, and the availability of investments in the equity and fixed income markets. The amount of the Fund's assets that may be invested in either equity or fixed income securities is not restricted and is based upon management's judgment of what might best achieve the Fund's investment objectives. The Fund normally invest at least 80% of stocks in a diversified portfolio of companies with market capitalizations within the range of the Standard & Poor's 500 Stock Index. The securities held by the Fund are under continuous study by the Adviser. They are selected because they are considered by the management to contribute to the possible achievement of the Fund's objective. They are held or disposed of in accordance with the results of a continuing examination of their merit.

The Fund currently uses a strategy of investing at least 65% of stock investments in companies which have a record of having increased their dividend payout in each of the preceding ten or more years. This dividend performers strategy can be changed at any time.

By investing primarily in these companies, the portfolio management team focuses on investments with characteristics such as: a strong management team that has demonstrated leadership through changing market cycles; financial soundness as evidenced by consistently rising dividends and profits, strong cash flows, high return on equity and a balance sheet showing little debt; and strong brand recognition and market acceptance, backed by proven products and a well-established, often global, distribution network.

Subject to the Fund's policy of investing primarily in common stocks, the Fund may invest without limit in investment grade debt securities or investment grade preferred stocks (equivalent to the top four bond rating categories of an NRSRO). For temporary defensive purposes, the Fund may invest some or all of its assets in investment grade short-term securities.

The investment policy of the Fund is to purchase and hold securities for capital appreciation and investment income, although there may be a limited number of short- term transactions incidental to the pursuit of its investment objective. The Fund may make portfolio purchases and sales to the extent that in its Board's opinion, relying on the Adviser or independently, such transactions are in the interest of shareholders.

The Fund endeavors to achieve its objective by utilizing experienced management and generally investing in securities of seasoned companies in sound financial condition. The Fund has not purchased securities of real estate investment trusts and has no present intention of doing so in the future.

The Fund may not invest more than 5% of its total assets at time of purchase in any one security (other than U.S. Government Securities). Under normal conditions the Fund may not invest more than 10% of total assets in cash and/or cash equivalents (except cash segregated in relation to futures, forward and option contracts).

Diversification. The Fund's investments are diversified in a broad list of issues, representing many different industries. Although diversification does not eliminate market risk, it may tend to reduce it. At the same time, holdings of a large number of shares in any one company are avoided. Thus, during periods when general economic and political conditions are subject to rapid changes, it may be appropriate to effect rapid changes in the Fund's investments. This can be more readily accomplished by limiting the amount of any one investment.

As is common to all securities investments, the stock of this managed diversified Fund is subject to fluctuation in value; its portfolio will not necessarily prove a defense in periods of declining prices or lead the advance in rising markets. The Fund's management will endeavor to reduce the risks encountered in the use of any single investment by investing the assets of the Fund in a widely diversified group of securities. Diversification, however, will not necessarily reduce inherent market risks. Securities are selected mainly for their investment character, based upon generally accepted elements of intrinsic value including industry position, management, financial strength, earning power, ready marketability and prospects for future growth.

Concentration. The Fund's policy is not to concentrate its investments in any one industry, but investments of up to 25% of its total assets at market value may be made in a single industry. This limitation may not be changed without the affirmative vote of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Lower Rated High-Yield "High Risk" Debt Obligations. The Fund may invest up to 5% of its net assets in debt securities rated as low as C by Moody's or S&P and unrated securities deemed of equivalent quality by the Adviser. These securities are speculative to a high degree and often have very poor prospects of attaining real investment standing. Lower rated securities are generally referred to as junk bonds. See the Appendix attached to this Statement of Additional Information which describes the characteristics of the securities in the various rating categories.

Securities rated lower than Baa by Moody's or BBB by Standard & Poor's are sometimes referred to as junk bonds. See the Appendix attached to this Statement of Additional Information which describes the characteristics of the securities in the various ratings categories. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The credit ratings of Moody's and Standard & Poor's in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not reflect an evaluation of market risk. Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the issuer's ability to make payments of interest and principal. The market price and liquidity of lower rated fixed income securities generally respond more to short-term corporate and market developments than do those of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations. The Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions.

Reduced volume and liquidity in the high yield high risk bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield high risk bonds. In addition, the Fund's investments in high yield high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investment, and consequently its net asset value, will be subject to the market fluctuations and risk inherent in all securities. Increasing rate note securities are typically refinanced by the issuers within a short period of time.

The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities for its portfolio, the Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. The Fund's portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.

Options and Futures. The Fund may not invest in futures contracts or sell call or put options. The Fund has authority to purchase put and call options.

Options on Securities Indices. The Fund may purchase call and put options on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may purchase put and call options for any non-speculative purpose. These include using options as a substitute for the purchase or sale of securities or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Purchasing Options. The Fund would normally purchase index call options in anticipation of an increase, or index put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of an index call option would entitle the Fund, in return for the premium paid, to receive a cash payment reflecting any increase in the index above a specified level upon exercising the option during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if the amount of this cash payment exceeded the premium paid and transaction costs; otherwise the Fund would realized either no gain or a loss on the purchase of the call option.

The purchase of an index put option would entitle the Fund, in exchange for the premium paid, to receive a cash payment reflecting any decrease in the index below a specified level upon exercising the option during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. The Fund would ordinarily realize a gain if, during the option period, the level of the index decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange ( or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Government Securities. Certain U.S. Government securities, including U.S. Treasury bills notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Ginnie Maes, Freddie Macs, Fannie Maes and Sallie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Collateralized Mortgage Obligations ("CMOs") in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates.

Mortgage-backed securities have stated maturities of up to thirty years when they are issued depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time such payments are received by the Fund for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopt guidelines and delegated to the Adviser the daily function of determining, the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The Fund does not intend to invest more than 5% of its net assets in Rule 144A securities.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlining securities or lack of access to income during this period, as well as, the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish a separate account consisting of liquid securities, of any type or maturity in an amount at least equal to the repurchase prices of these securities (plus any accrued interest thereon) under such agreements. In addition, the Fund may not borrow money except in connection with the sale or resale of its shares. The Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 33 1/3% of the market value of its total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the firms involved.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short-Sales. The Fund may not engage in short sales.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when- issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has beeen held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly higher brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

         (1) The Fund may not, with respect to 75% of its total assets, purchase any security (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result: (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Fund would own more than 10% of the voting securities of any one issuer. [see nonfundamental investment restriction]

         (2) The Fund may not issue senior securities, except as permitted by paragraphs (3) and (7) below. For purposes of this restriction, the issuance of shares of common stock in multiple classes, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets are not deemed to be senior securities.

         (3) The Fund may not borrow money except in connection with the sale or resale of its shares.

         (4) The Fund may not act as an underwriter, except to the extent that, in connection with the disposition of portfolio investments, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

         (5) The Fund may not purchase or sell real estate, or any interest therein, including real estate mortgage loans, except that the Fund may: (i) hold and sell real estate acquired as the result of its ownership of securities, or (ii) invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other that real estate limited partnerships) that invest in real estate or interests therein.

         (6) The Fund may not make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies in an amount up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         (7) The Fund may not purchase or sell commodities or commodity contracts; except that the Fund may purchase and sell options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward commitments, interest rate swaps, caps and floors, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

         (8) The Fund may not purchase securities of an issuer conducting its principal activity in any particular industry if immediately after such purchase the value of the Fund's investments in all issuers in this industry would exceed 25% of its total assets taken at market value.

Non-fundamental   Investment   Restrictions.   The  following  restrictions  are
designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

         (a) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of any investment adviser to the Fund in order to save commissions or to average prices among the accounts, and the participation of the Fund as a part of a group bidding for the purchase of tax exempt bonds shall not be deemed to result in participation in a securities trading account.

         (b)      Purchase securities on margin or make short sales.

         (c)      Purchase a security  if, as a result,  (i) more than 10%
                  of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

         (d) Invest for the purpose of exercising control over or management of any company.

         (e)      Invest more than 15% of its net assets in illiquid securities.

         (f)      Write put or call options.

         (g) No officer or Trustee of the Fund may take a short position in the shares of the Fund, withhold orders or buy shares in anticipation of orders.

         (h) The Fund may not invest more than 5% of its total assets at time of purchase in any one securitiy (other than US Government securities).

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, including certain Trustees who are not "interested persons" of the Fund or the Trust (as defined by the Investment Company Act of 1940) (the "Independent Trustees"), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").




----------------------------- ------------- ------------- ------------------------------------------------ ------------------
                                                                                                           Number of John
                              Position(s)   Trustee/                                                       Hancock  Funds
Name, Address (1)             Held with     Officer       Principal Occupation(s) and other                Overseen by
And Age                       Fund          since(2)      Directorships During Past 5 Years                Trustee
----------------------------- ------------- ------------- ------------------------------------------------ ------------------
Independent Trustees
----------------------------- ------------- ------------- ------------------------------------------------ ------------------
James F. Carlin               Trustee       1992          Chairman and CEO, Alpha Analytical               31
Born:  1940                                               Laboratories (chemical analysis); Part Owner
                                                          and Treasurer, Lawrence Carlin Insurance
                                                          Agency, Inc. (since 1995); Part Owner and Vice
                                                          President, Mone Lawrence Carlin Insurance
                                                          Agency, Inc. (since 1996); Director/Treasurer,
                                                          Rizzo Associates (until 2000);  Chairman and
                                                          CEO, Carlin Consolidated, Inc.
                                                          (management/investments); Director/Partner,
                                                          Proctor Carlin & Co., Inc. (until 1999);
                                                          Trustee, Massachusetts Health and Education
                                                          Tax Exempt Trust; Director of the following:
                                                          Uno Restaurant Corp. (until 2001), Arbella
                                                          Mutual (insurance) (until 2000), HealthPlan
                                                          Services, Inc. (until 1999), Flagship
                                                          Healthcare, Inc. (until 1999), Carlin
                                                          Insurance Agency, Inc. (until 1999), Chairman,
                                                          Massachusetts Board of Higher Education (until
                                                          1999).

----------------------------- ------------- ------------- ------------------------------------------------ ------------------

(1) Business address for independent and interested Trustees and officers is 101
    Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.



                                       11




----------------------------- ------------- ------------- ------------------------------------------------ ------------------
                                                                                                           Number of John
                              Position(s)   Trustee/                                                       Hancock  Funds
Name, Address (1)             Held with     Officer       Principal Occupation(s) and other                Overseen by
And Age                       Fund          since(2)      Directorships During Past 5 Years                Trustee
----------------------------- ------------- ------------- ------------------------------------------------ ------------------
----------------------------- ------------- ------------- ------------------------------------------------ ------------------
William H. Cunningham         Trustee       1994          Former Chancellor, University of Texas System    31
Born:  1944                                               and former President of the University of
                                                          Texas, Austin, Texas; Chairman and CEO, IBT
                                                          Technologies (until 2001); Director of the
                                                          following: The University of Texas
                                                          Investment Management Company (until 2000),
                                                          Hire.com (since 2000), STC Broadcasting, Inc.
                                                          and Sunrise Television Corp. (until 2001),
                                                          Symtx, Inc. (since 2001), Adorno/Rogers
                                                          Technology, Inc. (since 2001), Pinnacle
                                                          Foods Corporation (since 2001),
                                                          rateGenius (since 2001), LaQuinta Motor
                                                          Inns, Inc. (hotel management company)
                                                          (until 1998), Jefferson-Pilot
                                                          Corporation (diversified life
                                                          insurance company), New Century Equity
                                                          Holdings (formerly Billing Concepts)
                                                          (until 2001), eCertain (until 2001),
                                                          ClassMap.com (until 2001), Agile Ventures
                                                          (until 2001), LBJ Foundation (until
                                                          2000), Golfsmith International, Inc.
                                                          (until 2000), Metamor Worldwide (until
                                                          2000), AskRed.com (until 2001),
                                                          Southwest Airlines and Introgen; Advisory
                                                          Director, Q Investments; Advisory
                                                          Director, Chase Bank (formerly Texas
                                                          Commerce Bank - Austin), LIN
                                                          Television (since 2002) , WilTel
                                                          Communications (since 2002).

----------------------------- ------------- ------------- ------------------------------------------------ ------------------
Ronald R. Dion                Trustee       1998          Chairman and Chief Executive Officer, R.M.       31
Born:  1946                                               Bradley & Co., Inc.; Director, The New England
                                                          Council and Massachusetts Roundtable; Trustee,
                                                          North Shore Medical Center; Director, BJ's
                                                          Wholesale Club, Inc. and a corporator of the
                                                          Eastern Bank; Trustee, Emmanuel College.

----------------------------- ------------- ------------- ------------------------------------------------ ------------------

(1) Business address for independent and interested Trustees and officers is 101
    Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.



                                       12




----------------------------- ------------- ------------- ------------------------------------------------ ------------------
                                                                                                           Number of John
                              Position(s)   Trustee/                                                       Hancock  Funds
Name, Address (1)             Held with     Officer       Principal Occupation(s) and other                Overseen by
And Age                       Fund          since(2)      Directorships During Past 5 Years                Trustee
----------------------------- ------------- ------------- ------------------------------------------------ ------------------
----------------------------- ------------- ------------- ------------------------------------------------ ------------------
Charles L. Ladner             Trustee       1994          Chairman and Trustee, Dunwoody Village, Inc.     31
Born:  1938                                               (continuing care retirement community); Senior
                                                          Vice President and Chief Financial Officer,
                                                          UGI Corporation (Public Utility Holding
                                                          Company) (retired 1998); Vice President and
                                                          Director for AmeriGas, Inc. (retired 1998);
                                                          Director of AmeriGas Partners, L.P. (until
                                                          1997)(gas distribution); Director,
                                                          EnergyNorth, Inc. (until 1995); Director,
                                                          Parks and History Association (since 2001).

----------------------------- ------------- ------------- ------------------------------------------------ ------------------
Steven Pruchansky             Trustee       1991          Chairman and Chief Executive Officer, Mast       31
Born:  1944                                               Holdings, Inc. (since 2000); Director and
                                                          President, Mast Holdings, Inc. (until 2000);
                                                          Managing Director, JonJames, LLC (real
                                                          estate)(since 2001); Director, First Signature
                                                          Bank & Trust Company (until 1991); Director,
                                                          Mast Realty Trust (until 1994); President,
                                                          Maxwell Building Corp. (until 1991).


----------------------------- ------------- ------------- ------------------------------------------------ ------------------
Norman H. Smith               Trustee       1991          Lieutenant General, United States Marine         31
Born:  1933                                               Corps; Deputy Chief of Staff for Manpower and
                                                          Reserve Affairs, Headquarters Marine
                                                          Corps; Commanding General III Marine
                                                          Expeditionary Force/3rd Marine
                                                          Division (retired 1991).

----------------------------- ------------- ------------- ------------------------------------------------ ------------------

(1) Business address for independent and interested Trustees and officers is 101
    Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.



                                       13




----------------------------- ------------- ------------- ------------------------------------------------ ------------------
                                                                                                           Number of John
                              Position(s)   Trustee/                                                       Hancock  Funds
Name, Address (1)             Held with     Officer       Principal Occupation(s) and other                Overseen by
And Age                       Fund          since(2)      Directorships During Past 5 Years                Trustee
---------------------------- ------------- -------------- ------------------------------------------------ ------------------
---------------------------- ------------- -------------- ------------------------------------------------ ------------------
John P. Toolan               Trustee       1991           Director, The Smith Barney Muni Bond Funds,      31
Born:  1930                                               The Smith Barney Tax-Free Money Funds, Inc.,
                                                          Vantage Money Market Funds (mutual funds), The
                                                          Inefficient-Market Fund, Inc. (closed-end
                                                          investment company) and Smith Barney Trust
                                                          Company of Florida; Chairman, Smith Barney
                                                          Trust Company (retired 1991); Director, Smith
                                                          Barney, Inc., Mutual Management Company and
                                                          Smith Barney Advisers, Inc. (investment
                                                          advisers) (retired 1991); Senior Executive
                                                          Vice President, Director and member of the
                                                          Executive Committee, Smith Barney, Harris
                                                          Upham & Co., Incorporated (investment bankers)
                                                          (until 1991).

---------------------------- ------------- -------------- ------------------------------------------------ ------------------
Interested Trustees
---------------------------- ------------- -------------- ------------------------------------------------ ------------------
John M. DeCiccio (3)         Trustee       2001           Executive Vice President and Chief Investment    52
Born:  1948                                               Officer, John Hancock Financial Services,
                                                          Inc.; Director, Executive Vice
                                                          President and Chief Investment Officer,
                                                          John Hancock Life Insurance Company;
                                                          Chairman of the Committee of Finance
                                                          of John Hancock Life Insurance Company;
                                                          Director, John Hancock Subsidiaries, LLC,
                                                          Hancock Natural Resource Group,
                                                          Independence Investment LLC,
                                                          Independence Fixed Income LLC, John
                                                          Hancock Advisers, LLC (the "Adviser") and
                                                          The Berkeley Financial Group, LLC ("The
                                                          Berkeley Group"), John Hancock Funds, LLC
                                                          ("John Hancock Funds"), Massachusetts
                                                          Business Development Corporation; Director,
                                                          Insurance Agency, Inc. (until 1999.

---------------------------- ------------- -------------- ------------------------------------------------ ------------------

(1) Business address for independent and interested Trustees and officers is 101
    Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.



                                       14




----------------------------- ------------- ------------- ------------------------------------------------ ------------------
                                                                                                           Number of John
                              Position(s)   Trustee/                                                       Hancock  Funds
Name, Address (1)             Held with     Officer       Principal Occupation(s) and other                Overseen by
And Age                       Fund          since(2)      Directorships During Past 5 Years                Trustee
---------------------------- -------------- ------------- ------------------------------------------------ ------------------
---------------------------- -------------- ------------- ------------------------------------------------ ------------------
Maureen R. Ford (3)          Trustee,       2000          Executive Vice President, John Hancock           52
Born:  1955                  Chairman,                    Financial Services, Inc., John Hancock Life
                             President                    Insurance Company; Chairman, President,
                             and Chief                    Director, President and Chief Executive
                             Executive                    Officer, the Adviser and The Berkeley Group;
                             Officer                      Chairman, President, Director and Chief
                                                          Executive Officer, John Hancock Funds;
                                                          Chairman, Director and Chief Executive
                                                          Officer, Sovereign Asset Management
                                                          Corporation ("SAMCorp."); Director, John
                                                          Hancock Subsidiaries, LLC, Independence
                                                          Investment LLC, Independence Fixed Income LLC
                                                          and John Hancock Signature Services, Inc.
                                                          ("Signature Services"); Senior Vice President,
                                                          MassMutual Insurance Co. (until 1999).

---------------------------- -------------- ------------- ------------------------------------------------ ------------------
Principal Officers who are
not Trustees
---------------------------- -------------- ------------- ------------------------------------------------ ------------------
William L. Braman            Executive      2000          Executive Vice President and Chief Investment    N/A
Born:  1953                  Vice                         Officer, the Adviser and each of the John
                             President                    Hancock funds; Director, SAMCorp., Executive
                             and Chief                    Vice President and Chief Investment Officer,
                             Investment                   Baring Asset Management, London U.K. (until
                             Officer                      2000).

---------------------------- -------------- ------------- ------------------------------------------------ ------------------
Richard A. Brown             Senior Vice    2000          Senior Vice President, Chief Financial Officer   N/A
Born:  1949                  President                    and Treasurer, the Adviser, John Hancock
                             and Chief                    Funds, and The Berkeley Group;  Second Vice
                             Financial                    President and Senior Associate Controller,
                             Officer                      Corporate Tax Department, John Hancock
                                                          Financial Services, Inc. (until 2001).

---------------------------- -------------- ------------- ------------------------------------------------ ------------------
Thomas H. Connors            Vice           1992          Vice President and Compliance Officer, the       N/A
Born:  1959                  President                    Adviser and each of the John Hancock funds;
                             and                          Vice President, John Hancock Funds.
                             Compliance
                             Officer

---------------------------- -------------- ------------- ------------------------------------------------ ------------------

(1) Business address for independent and interested Trustees and officers is 101
    Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.



                                       15




----------------------------- ------------- ------------- ------------------------------------------------ ------------------
                                                                                                           Number of John
                              Position(s)   Trustee/                                                       Hancock  Funds
Name, Address (1)             Held with     Officer       Principal Occupation(s) and other                Overseen by
And Age                       Fund          since(2)      Directorships During Past 5 Years                Trustee
---------------------------- ------------- -------------- ------------------------------------------------ ------------------
William H. King              Vice          1992           Vice  President  and Assistant  Treasurer,  the  N/A
Born:  1952                  President                    Adviser;  Vice  President and Treasurer of each
                             and                          of the John Hancock funds;  Assistant Treasurer
                             Treasurer                    of each of the John Hancock funds (until 2001).

---------------------------- ------------- -------------- ------------------------------------------------ ------------------
Susan S. Newton              Senior Vice   1991           Senior Vice President, Secretary and Chief       N/A
Born:  1950                  President,                   Legal Officer, SAMCorp., the Adviser and each
                             Secretary                    of the John Hancock funds, John Hancock Funds
                             and Chief                    and The Berkeley Group; Vice President,
                             Legal                        Signature Services (until 2000), Director,
                             Officer                      Senior Vice President and Secretary, NM
                                                          Capital.

---------------------------- ------------- -------------- ------------------------------------------------ ------------------

(1) Business address for independent and interested Trustees and officers is 101
    Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.


The Fund's Board of Trustees currently has four standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees. The Audit Committee members are Messrs. Ladner, Moore, Toolan and Ms. Peterson. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended December 31, 2002.

The Administration Committee's members are all of the Independent Trustees of the Fund. The Administration Committee reviews the activities of the other three standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with al Trustees on the selection and election of officers of the Fund and reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues. The Administration Committee held four meetings during the fiscal year ended December 31, 2002.

The Contracts/Operations Committee members are Messrs. Carlin, Smith and Pruchansky. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended December 31, 2002.

The Investment Performance Committee consists of Messrs. Dion and Cunningham. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended December 31, 2002.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2002.

--------------------------------------------------------------------------------
                           Dollar Range of        Aggregate Dollar Range of
                           Fund shares Owned      holdings in John Hancock
Name of Trustee            by Trustee             funds overseen by Trustee
--------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------
James F. Carlin            $1-$10,000             $10,001-$50,000
--------------------------------------------------------------------------------
William H. Cunningham      None                   $10,001-$50,000
--------------------------------------------------------------------------------
Ronald R. Dion             $1-$10,000             Over $100,000
--------------------------------------------------------------------------------
Charles L. Ladner          $10,001-$50,000        Over $100,000
--------------------------------------------------------------------------------
Steven R. Pruchansky       $1-$10,000             Over $100,000
--------------------------------------------------------------------------------
Norman H. Smith            $50,001-$100,000       Over $100,000
--------------------------------------------------------------------------------
John P. Toolan             None                   $50,001-$100,000
--------------------------------------------------------------------------------
Interested Trustees
--------------------------------------------------------------------------------
John M. DeCiccio           None                   Over $100,000
--------------------------------------------------------------------------------
Maureen R. Ford            $1-$10,000             Over $100,000
--------------------------------------------------------------------------------

(1) This Fund does participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2002, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be as follows: over $100,000 and over $100,000 for Mr. Cunningham, over $100,000 and over $100,000 for Mr. Dion, $10,001-$50,000 and over $100,000 for Mr. Pruchansky, $50,001-$100,000 and over $100,000 for Mr. Smith, over $100,000 and over $100,000 for Mr.
     Toolan.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.

                           Aggregate               Total Compensation from
                           Compensation            all Funds in John Hancock
Trustees                   From the Fund(1)        Fund Complex to Trustees (2)
--------                   ----------------        ----------------------------

James F. Carlin                  $11,822                 $  75,000
William H. Cunningham*            11,838                    75,100
Ronald R. Dion*                   11,822                    75,000
Charles L. Ladner                 11,357                    72,000
Steven R. Pruchansky*             11,373                    72,100
Norman H. Smith*                  12,290                    78,000
John P. Toolan*                   11,357                    72,000
                                --------                ----------
Total                            $81,859                  $519,200

      (1)    Compensation is for fiscal period ended December 31, 2002.

      (2) Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the calendar year ended December 31, 2002. As of that date, there were sixty-one funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty funds.

      (*) As of December 31, 2002 the value of the aggregate accrued deferred compensation from all Funds in the John Hancock fund complex for Mr. Cunningham was $428,963, for Mr. Dion was $122,717, for Mr. Pruchansky was $95,779, for Mr. Smith was $204,328 and for Mr. Toolan was $517,774 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.


As of July 18, 2003, officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund. To the knowledge of the Trust, only the following persons owned of record or beneficially 5% or more of any class of the Fund's outstanding shares of the Fund:


                                                       Percentage of Total
                                                       Outstanding Shares of
Name and Address of Shareholder     Class of Shares    the Class of the Fund
-------------------------------     ---------------    ---------------------

Citigroup Global Markets Inc              C                   10.67%
333 West 34th Street
New York, New York  10001

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and as of March 31, 2003 has approximately $26 billion in assets under management in its capacity as investment adviser to the Fund and other funds in the John Hancock group of funds, as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of approximately $130 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.


The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectus, proxy statements and reports to regulatory agencies, expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser quarterly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

Averagey Daily Net Assets                                    Annual Rates
-------------------------                                    ------------
$0 to $750 million                                           0.60%
Next $750 million to 1.5 billion                             0.55%
Next $1.5 billion to 2.5. billion                            0.50%
Amount over $2.5 billion and over                            0.45%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

For the fiscal years ended December 31, 2000, 2001 and 2002, the Fund paid the Adviser fees of $12,377,727, $10,647,323 and $8,703,622, respectively.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of the obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of the Fund's assets managed by the adviser; (3) the fair market value of the services provided by the adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.


In evaluating the Advisory Agreement, the Independent Trustees reviewed materials furnished by Adviser, including information regarding the Adviser, its respective affiliates and their personnel, operations and financial condition. The Independent Trustees also reviewed, among other things:

o The investment performance of the Fund. The Board determined that the performance results of the Fund and the Adviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable equity income funds derived from data provided by Lipper Inc. and appropriate market indexes.

o The fee charged by the Adviser for investment advisory and administrative services, as well as other compensation received by affiliates of the Adviser and the total operating expenses of the Fund. The Independent Trustees determined that these fees and expenses were reasonable based on the average advisory fees and operating expenses for comparable funds. The Independent Trustees also took into account the nature of the advisory fee arrangement, which includes breakpoints that will adjust the fee downward as the size of the Fund's portfolio increases.

o The Adviser's investment staff and portfolio management process, the historical quality of services provided by the Adviser, and the overall performance of the Fund's portfolio on both a short-term and long-term basis.

The Independent Trustees determined that the terms of the Fund's Advisory Agreement are fair and reasonable and that the contract is in the Fund's best interest. The Independent Trustees believe that the advisory contract will enable the Fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the Fund and its shareholders. In making such determinations, the Independent Trustees met independently from the Interested Trustees of the Fund and any officers of the Adviser or its affiliates. The Independent Trustees also relied upon the assistance of counsel o the Independent Trustees and counsel to the Fund.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this Agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended December 31, 2000, 2001 and 2002, the Fund paid the Adviser $422,449, $387,253 and $439,523, respectively, for the services under this Agreement.

Proxy Voting. The Fund's Trustees have delegated to the Adviser the authority to vote proxies on behalf of the Fund. The Trustees have approved the proxy voting guidelines of the Adviser and will review the guidelines and suggest changes as they deem advisable. A summary of the Adviser's proxy voting guidelines is attached to this statement of additional information as Appendix C.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser(s) and principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS


The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") that have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A and C shares, at the time of sale. In the case of Class B, Class C or Class R shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


Total underwriting commissions for sales of the Fund's Class A shares for the fiscal period ended December 31, 2000, 2001 and 2002 were $1,019,674, $1,204,448 and $1,027,023, respectively. Of such amounts $162,633, $127,182 and $157,106, were retained by John Hancock Funds in 2000, 2001 and 2002, respectively. Total underwriting commissions for sales of the Fund's Class C shares for the fiscal period ended December 31, 2000, 2001 and 2002 were $60,615, $86,609 and $72,370, respectively. The remainder of the underwriting commissions were reallowed to dealers.


The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A, 1.00% for Class B and Class C shares and 0.50% for Class R shares of the Fund's average daily net assets attributable to the respective class of shares. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares, (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. Unreimbursed expenses under the Class R Plan will be carried forward to subsequent fiscal years. The Fund does not treat unreimbursed expenses under the Class B, Class C and Class R Plans as a liability of the Fund because the Trustees may terminate Class B, Class C and/or Class R Plans at any time. For the fiscal year ended December 31, 2002, an aggregate of $12,422,931 of Distribution Expenses or 2.88% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended December 31, 2002, an aggregate of $93,055 of Distribution Expenses or 0.42% of the average net assets of the Fund's Class C shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees.

The Fund has also adopted a separate Class R shares Service Plan ("the Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plan participants. These services may include (a) acting, directly or through an agent, as the shareholder and nominee for all plan participants; (b) maintaining account records for each plan participant that beneficially owns Class R shares; (c) processing orders to purchase, redeem and exchange Class R shares on behalf of plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds;
(d) addressing plan participant questions regarding their accounts and the Fund; and (e) other services related to servicing such retirement plans.


The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which the expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.


The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and by the Independent Trustees. The Plans provide that they may be terminated without penalty (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each Plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B, Class C and Class R shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.


Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.

During the fiscal year ended December 31, 2002, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund.



                                                                         Expense Items
                                                                         -------------

                                               Printing and
                                               Mailing of                                                  Interest Carrying
                                               Prospectus to      Compensation to      Expenses of John    or Other Finance
Shares                       Advertising       New Shareholders   Selling Brokers      Hancock Funds       Charges
------                       -----------       ----------------   ---------------      -------------       -------

Class A                      $235,899          $11,388            $2,302,789           $637,721               --
Class B                       391,827           18,423             2,903,027            987,921           $7,906
Class C                        22,482            1,201               134,874             63,594               --
Class R                            --               --                    --                 --               --

Class R shares did not exist during the fiscal year ended December 31, 2002.


SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to financial services firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of broker compensation payments are (1) the 12b-1 fees that are paid out of the Fund's assets and (2) sales charges paid by investors.
The sales charges and 12b-1 fees are detailed in the prospectus and under "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to financial services firms are shown on the next page.

Whenever you make an investment in the Fund, the financial services firm receives a reallowance/payment, as described below. The firm also receives the first year's 12b-1 service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual
12b-1 service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.

In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other financial services firms-sponsored events or activities. From time to time, John Hancock
Funds may provide expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees or other administrative fees and costs may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.


                                       23





                                                                                    Broker receives
                                   Sales charge             Broker receives         12b-1 service fee    Total broker
                                   paid by investors        maximum reallowance     (% of net            compensation (1)
Class A investments                (% of offering price)    (% of offering price)   investment) (3)      (% of offering price)
-------------------                ---------------------    ---------------------   ---------------      ---------------------

Up to $49,999                      5.00%                    4.01%                   0.25%                4.25%
$50,000 - $99,999                  4.50%                    3.51%                   0.25%                3.75%
$100,000 - $249,999                3.50%                    2.61%                   0.25%                2.85%
$250,000 - $499,999                2.50%                    1.86%                   0.25%                2.10%
$500,000 - $999,999                2.00%                    1.36%                   0.25%                1.60%

Investments
of Class A share of
$1 million or more (4)
----------------------

First $1M - $4,999,999             --                       0.75%                   0.25%                1.00% (2)
Next $1 - $5M above that           --                       0.25%                   0.25%                0.50%
Next $1 or more above that         --                       0.00%                   0.25%                0.25%

                                                            Broker receives         Broker receives
                                                            maximum                 12b-1 service fee    Total broker
                                                            reallowance             (% of net            compensation (1)
Class B investments                                         (% of offering price)   investment) (3)      (% of offering price)
-------------------                                         ---------------------   ---------------      ---------------------

All amounts                        --                       3.75%                   0.25%                4.00%

                                                            Broker receives         Broker receives
                                                            maximum                 12b-1  service  fee  Total broker
                                                            reallowance             (% of net            compensation (1)
Class C investments                                         (% of offering price)   Investment) (3)      (% of offering price)
-------------------                                         --------------------    ---------------      ---------------------

Over $1,000,000 or amounts
purchased at NAV                   --                       0.75%                   0.25%                1.00%
All other amounts                  1.00%                    1.75%                   0.25%                2.00%

                                                            Broker receives         Broker receives
                                                            maximum                 12b-1 service fee    Total broker
                                                            reallowance             (% of net            compensation (1)
Class R investments                                         (% of offering price)   Investment) (3)      (% of offering price)
-------------------                                         ---------------------   ---------------      ---------------------


All amounts                        --                       0%                      0.50%                0.50%


(1) Broker percentages and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal total broker compensation percentages if combined using simple addition.

(2) Group investments may be eligible for 1% on asset levels of $5 million and higher.

(3) After first year broker receives 12b-1 fees quarterly in arrears.

(4) Includes new investments aggregated with investments since the last annual reset. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment.

CDSC revenues collected by John Hancock Funds may be used to pay brokers commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.


Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or in the case of securities traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.


Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The Fund no longer issues share certificates. All shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Fund's Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or a contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

         o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Trustees of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, grandparents and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

         o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

         o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

         o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.



         o Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.


         o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

         o Pension plans transferring assets from John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

         o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

                  Amount Invested                                    CDSC Rate
                  ---------------                                    ---------

                  $1 to $4,999,999                                     1.00%
                  Next $5 million to $9,999,999                        0.50%
                  Amounts of $10 million and over                      0.25%

Class C shares may be offered without a front-end sales charge to:

o Investments of redemption proceeds from a non-John Hancock mutual fund.

o Group Retirement plan products for which John Hancock Signature Services performs recordkeeping and administrative services. (These plans include 403(b), Simple IRA, SEP and SARSEP plans.)

o Group Retirement plan products sold through third party administrators under the John Hancock SELECT retirement plan program. (These plans include 401(k), Money Purchase and Profit Sharing plans.)


o An investor who buys through a Merrill Lynch, Raymond James Financial Services or Raymond James & Associates omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

o Certain retirement plans participating in Merrill Lynch servicing programs offered in Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information. Merrill Lynch retirement plans are waived from CDSC.


Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen
(13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

Because Class R shares are sold at net asset value without the imposition of any sales charge, none of the privileges described under these captions are available to Class R investors.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a CDSC at the rates set forth in the Class A, Class B and Class C Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

     oProceeds of 50 shares redeemed at $12 per shares (50 x 12)        $600.00
     o*Minus Appreciation ($12 - $10) x 100 shares                      (200.00)
     o Minus proceeds of 10 shares not subject to
       CDSC (dividend reinvestment)                                     (120.00)
                                                                     ----------
     oAmount subject to CDSC                                            $280.00

     *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by Signature Services to defray its expenses related to providing distribution related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees enables the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

       * Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

       * Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

       * Redemptions due to death or disability. (Does not apply to Trust accounts unless Trust is being dissolved.)

       * Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

       * Redemptions of Class B and Class C shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)


       * Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A, Class B, Class C and Class R shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.


       * Redemptions of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

       * Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA,TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code of 1986, as amended (the "Code")) unless otherwise noted.

       * Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

       * Returns of excess contributions made to these plans.

       * Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing Plan/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

       * Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.



----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Type of                 401 (a) Plan      403 (b)           457              IRA, IRA          Non-retirement
Distribution            (401 (k), MPP,                                       Rollover
                        PSP) 457 & 408
                        (SEPs & Simple
                        IRAs)
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Death or Disability     Waived            Waived            Waived           Waived            Waived
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Over 70 1/2             Waived            Waived            Waived           Waived for        12% of account
                                                                             required          value annually
                                                                             minimum           in periodic
                                                                             distributions*    payments
                                                                             or 12% of
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Between 59 1/2 and      Waived            Waived            Waived           Waived for Life   12% of account
70 1/2                                                                       Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Under 59 1/2            Waived for        Waived for        Waived for       Waived for        12% of account
(Class B and Class C    annuity           annuity           annuity          annuity           value annually
only)                   payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                        or 12% of         or 12% of         or 12% of        or 12% of         payments
                        account value     account value     account value    account value
                        annually in       annually in       annually in      annually in
                        periodic          periodic          periodic         periodic
                        payments.         payments.         payments.        payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Loans                   Waived            Waived            N/A              N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of Plan     Not Waived        Not Waived        Not Waived       Not Waived        N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Hardships               Waived            Waived            Waived           N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Qualified Domestic      Waived            Waived            Waived           N/A               N/A
Relations Orders
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of          Waived            Waived            Waived           N/A               N/A
Employment Before
Normal Retirement Age
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Return of Excess        Waived            Waived            Waived           Waived            N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------

*Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.


ELIGIBLE INVESTORS FOR CLASS R SHARES

Class R shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Class R shares are also available for Rollover IRA accounts for participants whose plans are invested in Class R shares funds. Class R shares are not generally available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs SIMPLE IRAs and individual 403(b) plans.


SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS FOR CLASSES A, B AND C SHARES

Exchange Privilege. The Fund permits exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that same class.


Investors may exchange Class R shares for Class R shares of other John Hancock funds or Class A shares of John Hancock Money Market Fund. If an investor exchanges Class R shares for Class A shares of Money Market Fund, any future exchanges out of the Money Market Fund Class A must be to another Class R fund.


Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transactions charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares, which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time as a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program (MAAP). The program is explained in the Class A, Class B and Class C Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement and Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed shares of the Fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in any fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of any John Hancock funds. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from such redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of shares will be treated for tax purposes as described below under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:
---------------------------------------------------------------------


Class A, C and R shares are available at net asset value for Merrill Lynch retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.


For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund, and/or John Hancock Funds, LLC (the Fund's principal distributor), share in the expense of these fees.

DESCRIPTION OF FUND'S SHARES


The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and four other series. The Trustees have also authorized the issuance of four classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R.


The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of Class A, Class B and Class C shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A and Class R shares and Class R shares will pay higher distribution and service fees than Class A shares(iii) each class of shares will bear any other class expenses properly allocable to such class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Funds. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The amount of net realized capital gains, if any, in any given year will result from sales of securities made with a view to the maintenance of a portfolio believed by the Fund's management to be most likely to attain the Fund's objective. Such sales, and any resulting gains or losses, may therefore vary considerably from year to year. At the time of an investor's purchase of shares of the Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions on these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions in reality represent a return of a portion of the purchase price.

If the Fund invests in stock (including an option to acquire stock as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

The Fund may be subject to foreign taxes on its income from investments in certain foreign securities, if any. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's assets at the close of any taxable year will generally not consist of stocks or securities of foreign corporations, the Fund will generally be unable to pass such taxes through to shareholders, who will therefore generally not be entitled to any foreign tax credit or deduction with respect to their investment in the Fund. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, foreign currencies, or payable or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.

Certain of these transactions may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by the Fund. Additionally, certain of the Fund's losses on its transactions involving options and any offsetting or successor portfolio positions may be deferred rather than being taking into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options in order to minimize any potential adverse tax consequences.

Upon a redemption of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestment. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long- term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although the present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net gain over net short- term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of these taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and as noted above would not be distributed as such to shareholders. The Fund has a $89,791,390 capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. The entire carryforward expires on December 31, 2010.

For purposes of the dividends received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each dividend and distributed and properly designated by the Fund may be treated a qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.


If the Fund should have dividend income that qualifies as Qualified Dividend Income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund. This amount will be reflected on Form 1099-DIV for the current calendar year.


The Fund is required to accrue income on any debt securities that have more than a de minimus amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market rules applicable to certain options and futures contracts may also require the Fund to recognize gain within a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of the Code, Section 3406, and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Investments in debt obligations that are at risk of or in default may present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

The foregoing discussion relates solely to U.S. Federal income tax laws applicable to the U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. The foregoing discussion related to U.S. investors that are not exempt from U.S. Federal income tax. Different tax consequences will apply to plan participants, tax-exempt investors and investors that are subject to tax deferral. You should consult your tax adviser for specific advice. Under the Code, a tax-exempt investor in the Fund will not generally recognize unrelated business taxable income from its investment in the Fund unless the tax-exempt investor incurred indebtedness to acquire or continue to hold Fund shares and such indebtedness remains unpaid. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will not be required to pay Massachusetts income taxes.

CALCULATION OF PERFORMANCE

For the 30-day period ended December 31, 2002, the annualized yields on Class A, Class B and Class C shares were 1.20%, 0.56% and 0.55%, respectively.

As of December 31, 2002, the average annual total returns before taxes of Class A shares of the Fund for the one, five and ten year periods were -22.76%, -1.55% and 6.53%, respectively.

As of December 31, 2002, the average annual total returns before taxes for the Fund's Class B shares for the one, five and since the commencement of operations on January 3, 1994 were -23.26%, -1.53% and 6.52%, respectively.

As of December 31, 2002, the average annual total returns before taxes for the Fund's Class C shares for the one year period and since the commencement of operations on May 1, 1998 were -20.86% and -3.36%, respectively.

Because Class R shares are new, there is no performance to report. Class B performance is currently disclosed in the Fund's prospectus for Class R shares.

The average annual total return before taxes is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)n = ERV


Where:
         P=       a hypothetical initial payment of $1,000.
         T=       average annual total return
         n=       number of years
       ERV=       ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion).

The Fund discloses average annual total returns after taxes for Class B shares for the one, five and 10 year periods ended December 31, 2002 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)n = ATVD

Where:
         P=       a hypothetical initial payment of $1,000.
         T=       average annual total return (after taxes on distributions)
         n=       number of years
      ATVD=       ending value of a hypothetical $1,000 payment made at the
                  beginning of the 1-year, 5-year, or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)n = ATVDR

Where:
         P=        a hypothetical initial payment of $1,000.
         T=        average annual total return (after taxes on distributions and redemption)
         n=        number of years
     ATVDR=        ending value of a hypothetical $1,000 payment made at
                   the beginning of the 1-year, 5-year or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC applied at the end of the period. These calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value exceeds the then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based on the market value.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                                               6
                  Yield = 2 ( [ ( a - b ) + 1 ] - 1 )
                                 -------
                                   cd
Where:

         a =      dividends and interest earned during the period.
         b =      net expenses accrued during the period.
         c =      the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
         d =      the maximum offering price per share on the last day of the period (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper -- Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MORNINGSTAR, and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market-related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund's trading practices and investments are reviewed monthly by the Adviser's Senior Investment Policy Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers and directors of the Adviser and Trustees of the Trust who are interested persons of the Fund.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser of the Fund.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended December 31, 2002, the Fund paid $201,275 as compensation to brokers for research services such as industry, economic and company reviews and evaluations of securities.

Research services received from broker-dealers supplement the Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with the Adviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser since the broker-dealers used by the Adviser tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the research provides the Adviser with a diverse perspective on financial markets. Research services provided to the Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities. In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments.

The Adviser believes that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. However, to the extent that the Adviser would have purchased research services had they not been provided by broker-dealers, the expenses to the Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

While the Adviser will be primarily responsible for its allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the fiscal years ended Deember 31, 2000, 2001 and 2002, the Fund paid negotiated brokerage commissions of $2,192,992, $1,808,600 and $1,586,271, respectively.

The Adviser may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by the Adviser in particular, including sales of the Fund. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the John Hancock funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution and the Conduct Rules of the National Association of Securities Dealers, Inc. The Adviser will not use a specific formula in connection with any of these considerations to determine the target levels.

Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, or the Affiliated Broker. Because the Adviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or an "Affiliated Broker"). For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund did not execute portfolio transactions with Signator.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services monthly a fee which is based on an annual rate of $16.00 for each Class A shareholder account, $18.50 for each Class B shareholder account, $17.50 for each Class C shareholder account and $20.00 for each Class R shareholder account. The Fund also pays Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class A, Class B, Class C and R shares. For Class A, B, C and R shares, the Fund also pays certain out-of pocket expenses. Expenses for Class A, B, C and R shares are aggregated and allocated to each class on the basis of their relative net asset values.


CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, portfolio, Foreign Custody Manager and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116. Deloitte & Touche LLP will audit and render an opinion on the Fund's annual financial statements and review the Fund's annual Federal income tax returns.

Until December 31, 2002, the independent auditors of the Fund were Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116. The financial statements of the Fund, incorporated by reference in the Prospectus and this Statement of Additional Information, have been audited by Ernst & Young LLP for the periods indicated in their report with respect to those financial statements and are included in reliance upon the authority of Ernst & Young, LLP as experts in accounting and auditing.

APPENDIX-A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them, with examples of related securities and investment practices included in brackets. See the "Investment Objectives and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the fund will earn income or show a positive total return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). (e.g. short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g. Borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade debt securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. (e.g. Foreign securities, financial futures and options; securities and index options, currency contracts).

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g. non-investment-grade debt securities, foreign securities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g. Non investment-grade debt securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g. Borrowing; reverse repurchase agreements, short-sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. (e.g. short sales, non-investment-grade debt securities; restricted and illiquid securities, financial futures and options; securities and index options, currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Common to all stocks and bonds and the mutual funds that invest in them. (e.g. Short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign securities, financial futures and options; securities and index options, restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g. Foreign securities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g. Short sales, when -issued securities and forward commitments, financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses directly attributable to government or political actions of any sort. (e.g. Foreign securities)

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities.

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g. Non-investment-grade debt securities, restricted and illiquid securities).

APPENDIX B

Moody's describes its lower ratings for corporate bonds as follows:

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterized bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's describes its lower ratings for corporate bonds as follows:

Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated 'BB,' 'B,' 'CCC,' or 'CC' is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. 'BB' indicates the lowest degree of speculation and 'CC' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well- established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's describes its lower ratings for corporate bonds as follows:

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C Debt rated 'BB', 'B', 'CCC', 'CC" and 'C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Standard & Poor's describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

APPENDIX C
                           John Hancock Advisers, LLC
                     Sovereign Asset Management Corporation
                              Proxy Voting Summary

We believe in placing our clients' interests first. Before we invest in a particular stock or bond, our team of portfolio managers and research analysts look closely at the company by examining its earnings history, its management team and its place in the market. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.

Currently, John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or Sovereign makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and Sovereign will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and Sovereign vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and Sovereign's other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and Sovereign have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

Proxy Voting Guidelines

Board of Directors

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

Selection of Auditors

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

Capitalization

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

Acquisitions, mergers and corporate restructuring

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

Corporate Structure and Shareholder Rights

In general, we support proposals that foster good corporate governance procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

Equity-based compensation

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if the:

o        plan dilution is more than 10% of outstanding common stock,
o plan allows for non-qualified options to be priced at less than 85% of the fair market value on the grant date,
o company allows or has allowed the re-pricing or replacement of underwater options in the past fiscal year (or the exchange of underwater options).

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:

o the plan allows stock to be purchased at less than 85% of fair market value;
o this plan dilutes outstanding common equity greater than 10%
o all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity.

Other Business

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:

o change the company name;
o approve other business;
o adjourn meetings;
o make technical amendments to the by-laws or charters;
o approve financial statements;
o approve an employment agreement or contract.

Shareholder Proposals

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:

o calling for shareholder ratification of auditors;
o calling for auditors to attend annual meetings;
o seeking to increase board independence;
o requiring minimum stock ownership by directors;
o seeking to create a nominating committee or to increase the independence of the nominating committee;
o seeking to increase the independence of the audit committee.

Corporate and social policy issues

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

                           John Hancock Advisers, LLC
                     Sovereign Asset Management Corporation
                             Proxy Voting Procedures

The role of the proxy voting service
John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and Sovereign. When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

The role of the proxy oversight group and coordinator
The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or Sovereign. When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.

The role of mutual fund trustees
The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

Conflicts of interest

Conflicts of interest are resolved in the best interest of clients.

With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or Sovereign's predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or Sovereign Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or Sovereign must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2002 Annual Report to Shareholders for the year ended December 31, 2002; (filed electronically on February 24, 2003, accession number 0000928816-03-000128) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Sovereign Investors Fund (file nos. 811-0560 and 2-10156).

John Hancock Investment Trust
    John Hancock Sovereign Investors Fund

    Statement of Assets and Liabilities as of December 31, 2002.
    Statement of Operations for the year ended December 31, 2002.
    Statement of Changes in Net Assets for each of the two years in the period ended December 31, 2002.
    Notes to Financial Statements.
    Financial Highlights for each of the five years in the period ended
     December 31, 2002.
    Schedule of Investments as of December 31, 2002.
    Report of Independent Auditors.

                      JOHN HANCOCK SOVEREIGN INVESTORS FUND

                                 Class I Shares
                       Statement of Additional Information


                                  March 1, 2003


This Statement of Additional Information provides information about John Hancock Sovereign Investors Fund (the "Fund") in addition to the information in the Fund's current Prospectus for Class I shares (the "Prospectus"). The Fund is a diversified series of John Hancock Investment Trust (the "Trust").


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Fund's Annual Report. A copy of the Prospectus or Annual Report can be obtained free of charge by writing or telephoning:


                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1001
                        Boston, Massachusetts 02217-1001
                                1-(888)-972-8696

                                TABLE OF CONTENTS

                                                                            Page

Organization of the Fund                                                       2
Investment Objective and Policies                                              2
Investment Restrictions                                                        8
Those Responsible for Management                                              11
Investment Advisory and Other Services                                        18
Distribution Contracts                                                        21
Sales Compensation                                                            21
Net Asset Value                                                               21
Special Redemptions                                                           22
Additional Services and Programs                                              22
Purchase and Redemptions through Third Parties                                23
Description of the Fund's Shares                                              23
Tax Status                                                                    24
Calculation of Performance                                                    28
Brokerage Allocation                                                          31
Transfer Agent Services                                                       33
Custody of Portfolio                                                          34
Independent Auditors                                                          34
Appendix A - Description of Investment Risk                                  A-1
Appendix B - Description of Bond Ratings                                     B-1
Financial Statements                                                         F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc. ) (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company)(the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is fundamental and may only be changed with shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is to provide long-term growth of capital and of income without assuming undue market risks. At times, however, because of market conditions, the Fund may invest primarily for current income. The Fund will make investments in different types and classes of securities in accordance with the Trustees' and the Adviser's appraisal of economic and market conditions. The Fund's portfolio securities are selected mainly for their investment character based upon generally accepted elements of intrinsic value, including industry position, management, financial strength, earning power, marketability and prospects for future growth. The distribution or mix of various types of investments is based on general market conditions, the level of interest rates, business and economic conditions, and the availability of investments in the equity and fixed income markets. The amount of the Fund's assets that may be invested in either equity or fixed income securities is not restricted and is based upon management's judgment of what might best achieve the Fund's investment objectives. The Fund normally invest at least 80% of stocks in a diversified portfolio of companies with market capitalizations within the range of the Standard & Poor's 500 Stock Index. The securities held by the Fund are under continuous study by the Adviser. They are selected because they are considered by the management to contribute to the possible achievement of the Fund's objective. They are held or disposed of in accordance with the results of a continuing examination of their merit.

The Fund currently uses a strategy of investing at least 65% of stock investments in companies which have a record of having increased their dividend payout in each of the preceding ten or more years. This dividend performers strategy can be changed at any time.

By investing primarily in these companies, the portfolio management team focuses on investments with characteristics such as: a strong management team that has demonstrated leadership through changing market cycles; financial soundness as evidenced by consistently rising dividends and profits, strong cash flows, high return on equity and a balance sheet showing little debt; and strong brand recognition and market acceptance, backed by proven products and a well-established, often global, distribution network.

Subject to the Fund's policy of investing primarily in common stocks, the Fund may invest without limit in investment grade debt securities or investment grade preferred stocks (equivalent to the top four bond rating categories of an NRSRO). For temporary defensive purposes, the Fund may invest some or all of its assets in investment grade short-term securities.

The investment policy of the Fund is to purchase and hold securities for capital appreciation and investment income, although there may be a limited number of short- term transactions incidental to the pursuit of its investment objective. The Fund may make portfolio purchases and sales to the extent that in its Board's opinion, relying on the Adviser or independently, such transactions are in the interest of shareholders.

The Fund endeavors to achieve its objective by utilizing experienced management and generally investing in securities of seasoned companies in sound financial condition. The Fund has not purchased securities of real estate investment trusts and has no present intention of doing so in the future.

The Fund may not invest more than 5% of its total assets at time of purchase in any one security (other than U.S. Government Securities). Under normal conditions the Fund may not invest more than 10% of total assets in cash and/or cash equivalents (except cash segregated in relation to futures, forward and option contracts).

Diversification. The Fund's investments are diversified in a broad list of issues, representing many different industries. Although diversification does not eliminate market risk, it may tend to reduce it. At the same time, holdings of a large number of shares in any one company are avoided. Thus, during periods when general economic and political conditions are subject to rapid changes, it may be appropriate to effect rapid changes in the Fund's investments. This can be more readily accomplished by limiting the amount of any one investment.

As is common to all securities investments, the stock of this managed diversified Fund is subject to fluctuation in value; its portfolio will not necessarily prove a defense in periods of declining prices or lead the advance in rising markets. The Fund's management will endeavor to reduce the risks encountered in the use of any single investment by investing the assets of the Fund in a widely diversified group of securities. Diversification, however, will not necessarily reduce inherent market risks. Securities are selected mainly for their investment character, based upon generally accepted elements of intrinsic value including industry position, management, financial strength, earning power, ready marketability and prospects for future growth.

Concentration. The Fund's policy is not to concentrate its investments in any one industry, but investments of up to 25% of its total assets at market value may be made in a single industry. This limitation may not be changed without the affirmative vote of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Lower Rated High-Yield "High Risk" Debt Obligations. The Fund may invest up to 5% of its net assets in debt securities rated as low as C by Moody's or S&P and unrated securities deemed of equivalent quality by the Adviser. These securities are speculative to a high degree and often have very poor prospects of attaining real investment standing. Lower rated securities are generally referred to as junk bonds. See the Appendix attached to this Statement of Additional Information which describes the characteristics of the securities in the various rating categories.

Securities rated lower than Baa by Moody's or BBB by Standard & Poor's are sometimes referred to as junk bonds. See the Appendix attached to this Statement of Additional Information which describes the characteristics of the securities in the various ratings categories. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The credit ratings of Moody's and Standard & Poor's in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not reflect an evaluation of market risk. Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the issuer's ability to make payments of interest and principal. The market price and liquidity of lower rated fixed income securities generally respond more to short-term corporate and market developments than do those of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations. The Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions.

Reduced volume and liquidity in the high yield high risk bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield high risk bonds. In addition, the Fund's investments in high yield high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investment, and consequently its net asset value, will be subject to the market fluctuations and risk inherent in all securities. Increasing rate note securities are typically refinanced by the issuers within a short period of time.

The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities for its portfolio, the Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. The Fund's portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.

Options and Futures. The Fund may not invest in futures contracts or sell call or put options. The Fund has authority to purchase put and call options.

Options on Securities Indices. The Fund may purchase call and put options on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may purchase put and call options for any non-speculative purpose. These include using options as a substitute for the purchase or sale of securities or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Purchasing Options. The Fund would normally purchase index call options in anticipation of an increase, or index put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of an index call option would entitle the Fund, in return for the premium paid, to receive a cash payment reflecting any increase in the index above a specified level upon exercising the option during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if the amount of this cash payment exceeded the premium paid and transaction costs; otherwise the Fund would realized either no gain or a loss on the purchase of the call option.

The purchase of an index put option would entitle the Fund, in exchange for the premium paid, to receive a cash payment reflecting any decrease in the index below a specified level upon exercising the option during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. The Fund would ordinarily realize a gain if, during the option period, the level of the index decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange ( or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Government Securities. Certain U.S. Government securities, including U.S. Treasury bills notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Ginnie Maes, Freddie Macs, Fannie Maes and Sallie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Collateralized Mortgage Obligations ("CMOs") in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates.

Mortgage-backed securities have stated maturities of up to thirty years when they are issued depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time such payments are received by the Fund for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopt guidelines and delegate to the Advisers the daily function of determining, the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The Fund does not intend to invest more than 5% of its net assets in Rule 144A securities.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlining securities or lack of access to income during this period, as well as, the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish a separate account consisting of liquid securities, of any type or maturity in an amount at least equal to the repurchase prices of these securities (plus any accrued interest thereon) under such agreements. In addition, the Fund may not borrow money except in connection with the sale or resale of its shares. The Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 33 1/3% of the market value of its total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the firms involved.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short-Sales. The Fund may not engage in short sales.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when- issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has beeen held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly higher brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

      (1) The Fund may not, with respect to 75% of its total assets, purchase any security (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result: (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Fund would own more than 10% of the voting securities of any one issuer. [see nonfundamental investment restriction]

      (2) The Fund may not issue senior securities, except as permitted by paragraphs (3) and (7) below. For purposes of this restriction, the issuance of shares of common stock in multiple classes, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, and repurchase agreements entered into in accordance with the

            Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets are not deemed to be senior securities.

      (3) The Fund may not borrow money except in connection with the sale or resale of its shares.

      (4) The Fund may not act as an underwriter, except to the extent that, in connection with the disposition of portfolio investments, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

      (5) The Fund may not purchase or sell real estate, or any interest therein, including real estate mortgage loans, except that the Fund may: (i) hold and sell real estate acquired as the result of its ownership of securities, or (ii) invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other that real estate limited partnerships) that invest in real estate or interests therein.

      (6) The Fund may not make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies in an amount up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

      (7) The Fund may not purchase or sell commodities or commodity contracts; except that the Fund may purchase and sell options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward commitments, interest rate swaps, caps and floors, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

      (8) The Fund may not purchase securities of an issuer conducting its principal activity in any particular industry if immediately after such purchase the value of the Fund's investments in all issuers in this industry would exceed 25% of its total assets taken at market value.

Non-fundamental Investment Restrictions. The following restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

      (a) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of any investment adviser to the Fund in order to save commissions or to average prices among the accounts, and the participation of the Fund as a part of a group bidding for the purchase of tax exempt bonds shall not be deemed to result in participation in a securities trading account.

      (b)   Purchase securities on margin or make short sales.

      (c) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or
            (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

      (d) Invest for the purpose of exercising control over or management of any company.

      (e)   Invest more than 15% of its net assets in illiquid securities.

      (f)   Write put or call options.

      (g) No officer or Trustee of the Fund may take a short position in the shares of the Fund, withhold orders or buy shares in anticipation of orders.

      (h) The Fund may not invest more than 5% of its total assets at time of purchase in any one securitiy (other than US Government securities).

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.


If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

THOSE RESPONSIBLE FOR MANAGEMENT


The business of the Fund is managed by its Trustees, including certain Trustees who are not "interested persons" of the Fund or the Trust (as defined by the Investment Company Act of 1940) (the "Independent Trustees"), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John
                                                                                                       Hancock
                             Position(s)   Trustee/                                                    Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other               Overseen by
And Age                      Fund          since(2)    Directorships During Past 5 Years               Trustee
-----------------------------------------------------------------------------------------------------------------------
Independent Trustees
-----------------------------------------------------------------------------------------------------------------------
James F. Carlin              Trustee       1992        Chairman and CEO, Alpha Analytical              30
Born:  1940                                            Laboratories (chemical analysis); Part Owner
                                                       and Treasurer, Lawrence Carlin Insurance
                                                       Agency, Inc. (since 1995); Part Owner and
                                                       Vice President, Mone Lawrence Carlin
                                                       Insurance Agency, Inc. (since 1996);
                                                       Director/Treasurer, Rizzo Associates (until
                                                       2000);  Chairman and CEO, Carlin
                                                       Consolidated, Inc. (management/investments);
                                                       Director/Partner, Proctor Carlin & Co., Inc.
                                                       (until 1999); Trustee, Massachusetts Health
                                                       and Education Tax Exempt Trust; Director of
                                                       the following:  Uno Restaurant Corp. (until
                                                       2001), Arbella Mutual (insurance) (until
                                                       2000), HealthPlan Services, Inc. (until
                                                       1999), Flagship Healthcare, Inc. (until
                                                       1999), Carlin Insurance Agency, Inc. (until
                                                       1999), Chairman, Massachusetts Board of
                                                       Higher Education (until 1999).

-----------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                         Number of
                                                                                                         John
                                                                                                         Hancock
                              Position(s)   Trustee/                                                     Funds
Name, Address (1)             Held with     Officer     Principal Occupation(s) and other                Overseen by
And Age                       Fund          Since(2)    Directorships During Past 5 Years                Trustee
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
William H. Cunningham         Trustee       1994        Former Chancellor, University of Texas System    30
Born:  1944                                             and former President of the University of
                                                        Texas, Austin, Texas; Chairman and CEO, IBT
                                                        Technologies (until 2001); Director of the
                                                        following: The University of Texas Investment
                                                        Management Company (until 2000), Hire.com
                                                        (since 2000), STC Broadcasting, Inc. and
                                                        Sunrise Television Corp. (until 2001), Symtx,
                                                        Inc. (since 2001), Adorno/Rogers Technology,
                                                        Inc. (since 2001), Pinnacle Foods Corporation
                                                        (since 2001), rateGenius (since 2001),
                                                        LaQuinta Motor Inns, Inc. (hotel management
                                                        company) (until 1998), Jefferson-Pilot
                                                        Corporation (diversified life insurance
                                                        company), New Century Equity Holdings
                                                        (formerly Billing Concepts) (until 2001),
                                                        eCertain (until 2001), ClassMap.com (until
                                                        2001), Agile Ventures (until 2001), LBJ
                                                        Foundation (until 2000), Golfsmith
                                                        International, Inc. (until 2000), Metamor
                                                        Worldwide (until 2000), AskRed.com (until
                                                        2001), Southwest Airlines and Introgen;
                                                        Advisory Director, Q Investments; Advisory
                                                        Director, Chase Bank (formerly Texas Commerce
                                                        Bank - Austin), LIN Television (since 2002) ,
                                                        WilTel Communications (since 2002).

-----------------------------------------------------------------------------------------------------------------------
Ronald R. Dion                Trustee       1998        Chairman and Chief Executive Officer, R.M.       30
Born:  1946                                             Bradley & Co., Inc.; Director, The New England
                                                        Council and Massachusetts Roundtable; Trustee,
                                                        North Shore Medical Center; Director, BJ's
                                                        Wholesale Club, Inc. and a corporator of the
                                                        Eastern Bank; Trustee, Emmanuel College.

-----------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John
                                                                                                       Hancock
                              Position(s)   Trustee/                                                   Funds
Name, Address (1)             Held with     Officer     Principal Occupation(s) and other              Overseen by
And Age                       Fund          since(2)    Directorships During Past 5 Years              Trustee
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Charles L. Ladner             Trustee       1994        Chairman and Trustee, Dunwoody Village, Inc.   30
Born:  1938                                             (continuing care retirement community);
                                                        Senior Vice President and Chief Financial
                                                        Officer, UGI Corporation (Public Utility
                                                        Holding Company) (retired 1998); Vice
                                                        President and Director for AmeriGas, Inc.
                                                        (retired 1998); Director of AmeriGas
                                                        Partners, L.P. (until 1997)(gas
                                                        distribution); Director, EnergyNorth, Inc.
                                                        (until 1995); Director, Parks and History
                                                        Association (since 2001).

-----------------------------------------------------------------------------------------------------------------------
Steven Pruchansky             Trustee       1991        Chairman and Chief Executive Officer, Mast     30
Born:  1944                                             Holdings, Inc. (since 2000); Director and
                                                        President, Mast Holdings, Inc. (until 2000);
                                                        Managing Director, JonJames, LLC (real
                                                        estate)(since 2001); Director, First
                                                        Signature Bank & Trust Company (until 1991);
                                                        Director, Mast Realty Trust (until 1994);
                                                        President, Maxwell Building Corp. (until
                                                        1991).

-----------------------------------------------------------------------------------------------------------------------
Norman H. Smith               Trustee       1991        Lieutenant General, United States Marine       30
Born:  1933                                             Corps; Deputy Chief of Staff for Manpower
                                                        and Reserve Affairs, Headquarters Marine
                                                        Corps; Commanding General III Marine
                                                        Expeditionary Force/3rd Marine Division
                                                        (retired 1991).

-----------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                         Number of
                                                                                                         John
                                                                                                         Hancock
                             Position(s)   Trustee/                                                      Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other                 Overseen by
And Age                      Fund          since(2)    Directorships During Past 5 Years                 Trustee
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
John P. Toolan               Trustee       1991        Director, The Smith Barney Muni Bond Funds, The   30
Born:  1930                                            Smith Barney Tax-Free Money Funds, Inc.,
                                                       Vantage Money Market Funds (mutual funds), The
                                                       Inefficient-Market Fund, Inc. (closed-end
                                                       investment company) and Smith Barney Trust
                                                       Company of Florida; Chairman, Smith Barney
                                                       Trust Company (retired 1991); Director, Smith
                                                       Barney, Inc., Mutual Management Company and
                                                       Smith Barney Advisers, Inc. (investment
                                                       advisers) (retired 1991); Senior Executive Vice
                                                       President, Director and member of the Executive
                                                       Committee, Smith Barney, Harris Upham & Co.,
                                                       Incorporated (investment bankers) (until 1991).

-----------------------------------------------------------------------------------------------------------------------
Interested Trustees
-----------------------------------------------------------------------------------------------------------------------
John M. DeCiccio (3)         Trustee       2001        Executive Vice President and Chief Investment     61
Born:  1948                                            Officer, John Hancock Financial Services, Inc.;
                                                       Director, Executive Vice President and Chief
                                                       Investment Officer, John Hancock Life
                                                       Insurance Company; Chairman of the Committee
                                                       of Finance of John Hancock Life Insurance
                                                       Company; Director, John Hancock Subsidiaries,
                                                       LLC, Hancock Natural Resource Group,
                                                       Independence Investment LLC, Independence
                                                       Fixed Income LLC, John Hancock Advisers, LLC
                                                       (the "Adviser") and The Berkeley Financial
                                                       Group, LLC ("The Berkeley Group"), John
                                                       Hancock Funds, LLC ("John Hancock Funds"),
                                                       Massachusetts Business Development
                                                       Corporation; Director, Insurance Agency, Inc.
                                                       (until 1999) and John Hancock Signature
                                                       Services, Inc.("Signature Services") (until
                                                       1997).

-----------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                         Number of
                                                                                                         John
                                                                                                         Hancock
                            Position(s)    Trustee/                                                      Funds
Name, Address (1)           Held with      Officer     Principal Occupation(s) and other                 Overseen by
And Age                     Fund           since(2)    Directorships During Past 5 Years                 Trustee
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Maureen R. Ford (3)         Trustee,       2000        Executive Vice President, John Hancock            61
Born:  1955                 Chairman,                  Financial Services, Inc., John Hancock Life
                            President                  Insurance Company; Chairman, Director,
                            and Chief                  President and Chief Executive Officer, the
                            Executive                  Advisers and The Berkeley Group; Chairman,
                            Officer                    President, Director and Chief Executive
                                                       Officer, John Hancock Funds; Chairman, Director
                                                       and Chief Executive Officer, Sovereign Asset
                                                       Management Corporation ("SAMCorp."); Director,
                                                       John Hancock Subsidiaries, LLC, Independence
                                                       Investment LLC, Independence Fixed Income LLC
                                                       and Signature Services, Inc.; Senior Vice
                                                       President, MassMutual Insurance Co. (until
                                                       1999).

-----------------------------------------------------------------------------------------------------------------------
Principal Officers who
are not Trustees
-----------------------------------------------------------------------------------------------------------------------
William L. Braman           Executive      2000        Executive Vice President and Chief Investment     N/A
Born:  1953                 Vice                       Officer, the Adviser and each of the John
                            President                  Hancock funds; Director, SAMCorp., Executive
                            and Chief                  Vice President and Chief Investment Officer,
                            Investment                 Baring Asset Management, London U.K. (until
                            Officer                    2000).

-----------------------------------------------------------------------------------------------------------------------
Richard A. Brown            Senior Vice    2000        Senior Vice President, Chief Financial Officer    N/A
Born:  1949                 President                  and Treasurer, the Adviser, John Hancock Funds,
                            and Chief                  and The Berkeley Group;  Second Vice President
                            Financial                  and Senior Associate Controller, Corporate Tax
                            Officer                    Department, John Hancock Financial Services,
                                                       Inc. (until 2001).

-----------------------------------------------------------------------------------------------------------------------
Thomas H. Connors           Vice           1992        Vice President and Compliance Officer, the        N/A
Born:  1959                 President                  Adviser and each of the John Hancock funds;
                            and                        Vice President, John Hancock Funds.
                            Compliance
                            Officer

-----------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John
                                                                                                       Hancock
                            Position(s)    Trustee/                                                    Funds
Name, Address (1)           Held with      Officer        Principal Occupation(s) and other            Overseen by
And Age                     Fund           since(2)       Directorships During Past 5 Years            Trustee
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
William H. King             Vice           1992           Vice President and Assistant Treasurer,      N/A
Born:  1952                 President                     the Adviser; Vice President and Treasurer
                            and                           Treasurer of each of the John Hancock
                                                          funds; Assistant Treasurer of each of the
                                                          John Hancock funds (until 2001).

-----------------------------------------------------------------------------------------------------------------------
Susan S. Newton             Senior Vice    1991           Senior Vice President, Secretary and Chief   N/A
Born:  1950                 President,                    Legal Officer, SAMCorp., the Adviser and
                            Secretary                     each of the John Hancock funds, John
                            and Chief                     Hancock Funds and The Berkeley Group; Vice
                            Legal Officer                 President, Signature Services (until
                                                          2000), Director, Senior Vice President and
                                                          Secretary, NM Capital.

-----------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has four standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees. The Audit Committee members are Messrs. Ladner, Moore, Toolan and Ms. Peterson. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended December 31, 2002.

The Administration Committee's members are all of the Independent Trustees of the Fund. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with al Trustees on the selection and election of officers of the Fund and reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues. The Administration Committee held four meetings during the fiscal year ended December 31, 2002.

The Contracts/Operations Committee members are Messrs. Carlin and Pruchansky. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended December 31, 2002.

The Investment Performance Committee consists of Messrs. Dion and Cunningham. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended December 31, 2002.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2002.

-------------------------------------------------------------------------------------------------------------
                                                                          Aggregate Dollar Range of
                                      Dollar Range of Fund shares Owned   holdings in John Hancock funds
Name of Trustee                       by Trustee (1)                      overseen by Trustee (1)
-------------------------------------------------------------------------------------------------------------
Independent Trustees
-------------------------------------------------------------------------------------------------------------
James F. Carlin                       $1-$10,000                          $10,001-$50,000
-------------------------------------------------------------------------------------------------------------
William H. Cunningham                 None                                $10,001-$50,000
-------------------------------------------------------------------------------------------------------------
Ronald R. Dion                        $1-$10,000                          Over $100,000
-------------------------------------------------------------------------------------------------------------
Charles L. Ladner                     $10,001-$50,000                     Over $100,000
-------------------------------------------------------------------------------------------------------------
Steven R. Pruchansky                  $1-$10,000                          Over $100,000
-------------------------------------------------------------------------------------------------------------
Norman H. Smith                       $50,001-$100,000                    Over $100,000
-------------------------------------------------------------------------------------------------------------
John P. Toolan                        None                                $50,001-$100,000
-------------------------------------------------------------------------------------------------------------
Interested Trustees
-------------------------------------------------------------------------------------------------------------
John M. DeCiccio                      None                                Over $100,000
-------------------------------------------------------------------------------------------------------------
Maureen R. Ford                       $1-$10,000                          Over $100,000
-------------------------------------------------------------------------------------------------------------

     (1)  This  Fund  does   participate  in  the  John  Hancock   Deferred
          Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2002, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be as follows: over $100,000 and over $100,000 for Mr. Cunningham, over $100,000 and over $100,000 for Mr. Dion, $10,001-$50,000 and over $100,000 for Mr. Pruchansky, $50,001-$100,000 and over $100,000 for Mr. Smith, over $100,000 and over $100,000 for Mr. Toolan.


The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.

                             Aggregate               Total Compensation from all
                             Compensation            Funds in John Hancock Fund
Trustees                     From the Fund(1)        Complex to Trustees (2)
--------                     ----------------        -----------------------

James F. Carlin              $11,822                 $ 75,000
William H. Cunningham*        11,838                   75,100
Ronald R. Dion*               11,822                   75,000
Charles L. Ladner             11,357                   72,000
Steven R. Pruchansky*         11,373                   72,100
Norman H. Smith*              12,290                   78,000
John P. Toolan*               11,357                   72,000
                             -------                 --------
Total                        $81,859                 $519,200

      (1)   Compensation is for fiscal period ended December 31, 2002.

      (2) Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the calendar year ended December 31, 2002. As of that date, there were sixty-one funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty funds.

      (*) As of December 31, 2002 the value of the aggregate accrued deferred compensation from all Funds in the John Hancock fund complex for Mr. Cunningham was $428,963, for Mr. Dion was $122,717, for Mr. Pruchansky was $95,779, for Mr. Smith was $204,328 and for Mr. Toolan was $517,774 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").


All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.

The officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund and no shareholders of record beneficially owned 5% or more of the outstanding Class I shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and as of December 31, 2002 has approximately $26 billion in assets under management in its capacity as investment adviser to the Fund and other funds in the John Hancock group of funds, as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of approximately $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.


The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectus, proxy statements and reports to regulatory agencies, expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser quarterly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

Average Daily Net Assets                                     Annual Rates
------------------------                                     ------------
$0 to $750 million                                           0.60%
Next $750 million to 1.5 billion                             0.55%
Next $1.5 billion to 2.5. billion                            0.50%
Amount over $2.5 billion and over                            0.45%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.


For the fiscal years ended December 31, 2000, 2001 and 2002, the Fund paid the Adviser fees of $12,377,727, $10,647,323 and $8,703,622, respectively.


Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of the obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of the Fund's assets managed by the adviser; (3) the fair market value of the services provided by the adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

The primary factors underlying the Board's decision to renew the Fund's Advisory Agreement were as follows:

o The Board determined that the performance results of the Fund and the Adviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable equity income funds derived from data provided by Lipper Inc. and appropriate market indexes.

o The Board decided that the advisory fee paid by the Fund was reasonable based on the average advisory fee for comparable funds. The Board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Fund's portfolio increases.

o The Board evaluated the Adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis. The Board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with the Adviser.

The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was approved by all of the Trustees. The Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both Agreements may be terminated on 60 days written notice by either party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.


Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this Agreement, the Adviser provides the

Fund with certain tax, accounting and legal services. For the fiscal years ended December 31, 2000, 2001 and 2002, the Fund paid the Adviser $422,449, $387,253 and $439,523, respectively for the services under this Agreement.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s) and principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the Agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Funds which are continually offered at net asset value next determined.

SALES COMPENSATION

As part of its business strategy, John Hancock Funds may pay compensation to financial services firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees or other administrative fees and costs may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class. Investors may exchange between institutional funds and Class I shares.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund, and/or John Hancock Funds, LLC (the Fund's principal distributor), share in the expense of these fees.

DESCRIPTION OF FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and four other series. The Trustees have also authorized the issuance of four classes of shares of the Fund, designated as Class A, Class B, Class C and Class I. Class A, Class B and Class C shares are discussed in a separate Statement of Additional Information.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of Class A, Class B and Class C shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A, Class B and Class C shares will be borne exclusively by that class; (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares, and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Funds. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The amount of net realized capital gains, if any, in any given year will result from sales of securities made with a view to the maintenance of a portfolio believed by the Fund's management to be most likely to attain the Fund's objective. Such sales, and any resulting gains or losses, may therefore vary considerably from year to year. At the time of an investor's purchase of shares of the Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions on these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions in reality represent a return of a portion of the purchase price.

If the Fund invests in stock (including an option to acquire stock as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

The Fund may be subject to foreign taxes on its income from investments in certain foreign securities, if any. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's assets at the close of any taxable year will generally not consist of stocks or securities of foreign corporations, the Fund will generally be unable to pass such taxes through to shareholders, who will therefore generally not be entitled to any foreign tax credit or deduction with respect to their investment in the Fund. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, foreign currencies, or payable or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.

Certain of these transactions may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by the Fund. Additionally, certain of the Fund's losses on its transactions involving options and any offsetting or successor portfolio positions may be deferred rather than being taking into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options in order to minimize any potential adverse tax consequences.

Upon a redemption of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestment. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long- term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although the present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net gain over net short- term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of these taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and as noted above would not be distributed as such to shareholders. The Fund has a $89,791,390 capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. The entire carryforward expires on December 31, 2010.

For purposes of the dividends received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each dividend and distributed and properly designated by the Fund may be treated a qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

The Fund is required to accrue income on any debt securities that have more than a de minimus amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market rules applicable to certain options and futures contracts may also require the Fund to recognize gain within a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of the Code, Section 3406, and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Investments in debt obligations that are at risk of or in default may present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

The foregoing discussion relates solely to U.S. Federal income tax laws applicable to the U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. The foregoing discussion related to U.S. investors that are not exempt from U.S. Federal income tax. Different tax consequences will apply to plan participants, tax-exempt investors and investors that are subject to tax deferral. You should consult your tax adviser for specific advice. Under the Code, a tax-exempt investor in the Fund will not generally recognize unrelated business taxable income from its investment in the Fund unless the tax-exempt investor incurred indebtedness to acquire or continue to hold Fund shares and such indebtedness remains unpaid. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will not be required to pay Massachusetts income taxes.

CALCULATION OF PERFORMANCE

Because Class I shares are new, there is no performance to report. Class A performance is currently disclosed in the Fund's prospectus for Class I shares.

As of December 31, 2002, the average annual total returns before taxes of the Class A shares of the Fund for the one, five and ten year periods were -22.76%, -1.55% and 6.53%, respectively.

The average annual total return before taxes is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)  = ERV

Where:
         P=                a hypothetical initial payment of $1,000.
         T=                average annual total return
         n=                number of years
       ERV=                ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion).

The Fund discloses average annual total returns after taxes for Class A shares for the one, five and 10 year periods ended December 31, 2002 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)  = ATV
             D

Where:
         P=                a hypothetical initial payment of $1,000.
         T=                average annual total return (after taxes on
                           distributions)
         n=                number of years
      ATV =                ending value of a hypothetical $1,000 payment made at
         D                 the beginning of the 1-year, 5-year, or 10-year
                           periods (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)  = ATV
             DR

Where:
         P=                a hypothetical initial payment of $1,000.
         T=                average annual total return (after taxes on
                           distributions and redemption)
         n=                number of years
     ATV  =                ending value of a hypothetical $1,000 payment made at
        DR                 the beginning of the 1-year, 5-year or 10-year
                           periods (or fractional portion), after taxes on fund distributions and redemption.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class shares, these calculations assume the maximum sales charge is included in the initial investment or the CDSC applied at the end of the period. These calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares into account. Excluding the Fund's sales charge on Class A shares from a total return calculation produces a higher total return figure.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

            a - b    6
Yield = 2([(-----)+1] -1)
             cd

Where:

a =   dividends and interest earned during the period.

b =   net expenses accrued during the period.

c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.

d = the maximum offering price per share on the last day of the period (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's yield/total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper -- Growth and Income Fund Performance Analysis," a monthly publication which tracks mutual fund net assets, total return, and yield. Comparisons may also be made to bank certificates of deposit ("CDs"), which differ from mutual funds, such as the Fund, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD, there are penalties for early withdrawal from CDs, and the principal on a CD is insured.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, the WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, BARRON'S and IBBOTSON ASSOCIATES will also be utilized as well as the Russell and Wilshire indices. The Fund may also cite Morningstar Mutual Values, an independent mutual fund information service which ranks mutual funds. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market-related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the

Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION


Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund's trading practices and investments are reviewed monthly by the Adviser's Senior Investment Policy Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers and directors of the Adviser and Trustees of the Trust who are interested persons of the Fund.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser of the Fund.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended December 31, 2002, the Fund paid $201,275 as compensation to brokers for research services such as industry, economic and company reviews and evaluations of securities.

Research services received from broker-dealers supplement the Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with the Adviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser since the broker-dealers used by the Adviser tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the research provides the Adviser with a diverse perspective on financial markets. Research services provided to the Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities. In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments.

The Adviser believes that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. However, to the extent that the Adviser would have purchased research services had they not been provided by broker-dealers, the expenses to the Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

While the Adviser will be primarily responsible for its allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the fiscal years ended Deember 31, 2000, 2001 and 2002, the Fund paid negotiated brokerage commissions of $2,192,992, $1,808,600 and $1,586,271, respectively.

The Adviser may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by the Adviser in particular, including sales of the Fund. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the John Hancock funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution and the Conduct Rules of the National Association of Securities Dealers, Inc. The Adviser will not use a specific formula in connection with any of these considerations to determine the target levels.

Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser

("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, or the Affiliated Broker. Because the Adviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or an "Affiliated Broker"). For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund did not execute portfolio transactions with Signator.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., John Hancock Way, Suite 1001, Boston, MA 02217-1001, a wholly-owned indirect subsidiary of the Life Company is the transfer and dividend paying agent for each Fund. The Fund pays Signature Services monthly a fee which is based on an annual rate of 0.05% of its average daily net assets attributable to Class I shares plus certain out-of-pocket expenses.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, portfolio, Foreign Custody Manager and fund accounting services.

INDEPENDENT AUDITORS


The independent auditors of the Fund are Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116. Deloitte & Touche LLP audits and renders opinions on the Fund's annual financial statements and reviews the Fund's annual Federal income tax returns.

Until December 31, 2002, the independent auditors of the Fund were Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116. The financial statements of the Fund, incorporated by reference in the Prospectus and this Statement of Additional Information, have been audited by Ernst & Young LLP for the periods indicated in their report with respect to those financial statements and are included in reliance upon the authority of Ernst & Young, LLP as experts in accounting and auditing.

APPENDIX-A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them, with examples of related securities and investment practices included in brackets. See the "Investment Objectives and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the fund will earn income or show a positive total return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). (e.g. short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g. Borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade debt securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. (e.g. Foreign securities, financial futures and options; securities and index options, currency contracts).

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g. non-investment-grade debt securities, foreign securities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g. Non investment-grade debt securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g. Borrowing; reverse repurchase agreements, short-sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. (e.g. short sales, non-investment-grade debt securities; restricted and illiquid securities, financial futures and options; securities and index options, currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Common to all stocks and bonds and the mutual funds that invest in them. (e.g. Short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign securities, financial futures and options; securities and index options, restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g. Foreign securities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g. Short sales, when -issued securities and forward commitments, financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses directly attributable to government or political actions of any sort. (e.g. Foreign securities)

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities.

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g. Non-investment-grade debt securities, restricted and illiquid securities).

APPENDIX B

Moody's describes its lower ratings for corporate bonds as follows:

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterized bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's describes its lower ratings for corporate bonds as follows:

Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated 'BB,' 'B,' 'CCC,' or 'CC' is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. 'BB' indicates the lowest degree of speculation and 'CC' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well- established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's describes its lower ratings for corporate bonds as follows:

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C Debt rated 'BB', 'B', 'CCC', 'CC" and 'C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Standard & Poor's describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2002 Annual Report to Shareholders for the year ended December 31, 2002; (filed electronically on February 24, 2003, accession number 0000928816-03-000128) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Sovereign Investors Fund (file nos. 811-00560 and 2-10156).

John Hancock Investment Trust
  John Hancock Sovereign Investors Fund

  Statement of Assets and Liabilities as of December 31, 2002.
  Statement of Operations for the year ended December 31, 2002.
  Statement of Changes in Net Assets for each of the two years in the period ended December 31, 2002.
  Notes to Financial Statements.
  Financial Highlights for each of the five years in the period ended December 31, 2002.
  Schedule of Investments as of December 31, 2002.
  Report of Independent Auditors.

                                JOHN HANCOCK
--------------------------------------------------------------------------------
Prospectus 3.1.03               Large Cap Spectrum Fund
as revised 10.1.03
                                670PN 9/03
                                Draft 8/20/03

     [LOGO](R)
------------------
JOHN HANCOCK FUNDS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

A summary of the fund's             Large Cap Spectrum Fund                   4
goals, strategies, risks,
performance and expenses.

Policies and instructions for       Your account
opening, maintaining and
closing an account.                 Choosing a share class                    6
                                    How sales charges are calculated          6
                                    Sales charge reductions and waivers       7
                                    Opening an account                        8
                                    Buying shares                             9
                                    Selling shares                            10
                                    Transaction policies                      12
                                    Dividends and account policies            12
                                    Additional investor services              13

Further information on the          Fund details
fund.
                                    Business structure                        14
                                    Financial highlights                      15

                                    For more information              back cover

Large Cap Spectrum Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Index, which was $284.90 million to $384.70 billion on July 31, 2003). The fund is non-diversified and may invest up to 10% of assets in securities of individual companies.

The fund's assets will be managed according to three separate investment strategies -- growth, core and value. The fund's assets will be allocated to reflect an optimal combination as determined by the adviser's: (1) assessment of the three strategies' historical risk, return and correlation; and (2) long-term strategic view of the relative attractiveness of the three strategies.

In managing the growth portion of the portfolio, the managers seek to identify companies with above-average earnings growth prospects that are not fully reflected in current market valuations. They emphasize stock selection, relying heavily upon the fundamental analysis and research of their internal research staff. They favor companies with strong management, superior industry positions and excellent balance sheets.

In managing the core portion of the portfolio, the managers look for companies that are undervalued and/or offer the potential for above-average earnings growth. The managers employ a combination of proprietary financial models and bottom-up, fundamental financial research to identify companies that are selling at what appear to be substantial discounts to their longterm intrinsic value. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The managers of the value portion of the fund look for companies that they believe are undervalued. They employ a fundamental value approach, focusing on the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend paying capability.

The fund may invest up to 20% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade shortterm securities, cash and cash equivalents. In these and other cases, the fund might not achieve its goal.

================================================================================
PAST PERFORMANCE

[Clip Art] This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Because the fund has existed for less than a full calendar year, there is no past performance to report.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. In addition, if the managers' securities selection strategies or the adviser's asset allocation strategy do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

---------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                       Class A    Class B    Class C
---------------------------------------------------------------------------------------
Maximum sales charge (load)                                 5.00%      5.00%      2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                    5.00%      none       1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less       none(2)      5.00%      1.00%

---------------------------------------------------------------------------------------
Annual operating expenses                                 Class A    Class B    Class C
---------------------------------------------------------------------------------------
Management fee                                              0.85%      0.85%      0.85%
Distribution and service (12b-1) fees                       0.30%      1.00%      1.00%
Other expenses                                              1.25%      1.25%      1.25%
Total fund operating expenses                               2.40%      3.10%      3.10%
Expense reimbursement (at least until 2-28-04)              0.90%      0.90%      0.90%
Net annual operating expenses                               1.50%      2.20%      2.20%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                 Year 1    Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class A                                   $645     $1,129      1,639      3,034
Class B with redemption                   $723     $1,173      1,747      3,185
Class B without redemption                $223       $873      1,547      3,185
Class C with redemption                   $420       $964      1,632      3,415
Class C without redemption                $321       $964      1,632      3,415

(1) A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================

ADVISER
John Hancock Advisers, LLC
Team responsible for core portion of the fund

SUBADVISER
Alliance Capital Management, L.P.
Team responsible for growth portion of the fund
Founded in 1971
Supervised by the adviser

Bernstein Investment Research &
Management Unit
A unit of Alliance Capital Management, L.P.
Team responsible for value portion of the fund
Supervised by the adviser

FUND CODES

Class A   Ticker              JLSAX
          CUSIP               41014V406
          Newspaper           --
          SEC number          811-4079
          JH fund number      67

Class B   Ticker              JLSBX
          CUSIP               41014V505
          Newspaper           --
          SEC number          811-4079
          JH fund number      167

Class C   Ticker              JLSCX
          CUSIP               41014V604
          Newspaper           --
          SEC number          811-4079
          JH fund number      567

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 0.30%.

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------
o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o     A deferred sales charge, as described on following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

Your broker/dealer receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker/dealer.

Your broker/dealer or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A and Class C Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                         As a % of              As a % of your
Your investment          offering price         investment
Up to $49,999            5.00%                  5.26%
$50,000 -  $99,999       4.50%                  4.71%
$100,000 - $249,999      3.50%                  3.63%
$250,000 - $499,000      2.50%                  2.56%
$500,000 - $999,999      2.00%                  2.04%
$1,000,000 and over      See below

--------------------------------------------------------------------------------
Class C sales charges
--------------------------------------------------------------------------------
                         As a % of              As a % of your
Your investment          offering price         investment
Up to $1,000,000         1.00%                  1.01%
$1,000,000 and over      none

Investments of $1 million or more Class A and Class C shares are available with no front-end sales charge. However, there is a contingent deferred sales charge
(CDSC) on any Class A shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
CDSC on $1 million+ investments
--------------------------------------------------------------------------------
                                     CDSC on shares
Your investment                      being sold
First $1M - $4,999,999               1.00%
Next $1 - $5M above that             0.50%
Next $1 or more above that           0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

6 YOUR ACCOUNT

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B Shares are offered at their net asset value per share, without any initial sales charge.

Class B and Class C A CDSC may be charged if you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
Years after purchase        CDSC on shares being sold
1st year                    5.00%
2nd year                    4.00%
3rd or 4th year             3.00%
5th year                    2.00%
6th year                    1.00%
After 6th year              none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase        CDSC
1st year                    1.00%
After 1st year              none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.
o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.
o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250) and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of the prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o     to make payments through certain systematic withdrawal plans
o     to make certain distributions from a retirement plan
o     because of shareholder death or disability

To utilize: If you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

                                                                  YOUR ACCOUNT 7

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o     selling brokers and their employees and sales representatives
o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds
o fund trustees and other individuals who are affiliated with these or other John Hancock funds
o individuals transferring assets from an employee benefit plan into a John Hancock fund
o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

Class C shares may be offered without front-end sales charges to various individuals and institutions.

To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI (see the back cover of this prospectus).

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

      o     non-retirement account: $1,000
      o     retirement account: $250
      o     group investments: $250
      o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month
      o fee-based clients of selling brokers who have placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.

8 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
           Opening an account                  Adding to an account

By check

[Clip Art] o  Make out a check for the         o  Make out a check for the
              investment amount, payable to       investment amount payable to
              "John Hancock Signature             "John Hancock Signature
              Services, Inc."                     Services, Inc."
           o  Deliver the check and your       o  Fill out the detachable
              completed application to your       investment slip from an
              financial representative, or        account statement. If no slip
              mail them to Signature              is available, include a note
              Services (address below).           specifying the fund name, your
                                                  share class, your account
                                                  number and the name(s) in
                                                  which the account is
                                                  registered.
                                               o  Deliver the check and your
                                                  investment slip or note to
                                                  your financial representative,
                                                  or mail them to Signature
                                                  Services (address below).

By exchange

[Clip Art] o  Call your financial              o  Log on to www.jhfunds.com to
              representative or Signature         process exchanges between
              Services to request an              funds.
              exchange.                        o  Call EASI-Line for automated
                                                  service 24 hours a day using
                                                  your touch-tone phone at
                                                  1-800-338-8080.
                                               o  Call your financial
                                                  representative or Signature
                                                  Services to request an
                                                  exchange.

By wire

[Clip Art] o  Deliver your completed           o  Instruct your bank to wire the
              application to your financial       amount of your investment to:
              representative, or mail it to         First Signature Bank & Trust
              Signature Services.                   Account # 900000260
           o  Obtain your account number by         Routing # 211475000
              calling your financial           Specify the fund name, your share
              representative or Signature      class, your account number and
              Services.                        the name(s) in which the account
           o  Instruct your bank to wire the   is registered. Your bank may
              amount of your investment to:    charge a fee to wire funds.
                First Signature Bank & Trust
                Account # 900000260
                Routing # 211475000
           Specify the fund name, your
           choice of share class, the new
           account number and the name(s) in
           which the account is registered.
           Your bank may charge a fee to
           wire funds.

By Internet

[Clip Art] See "By exchange" and "By wire."    o  Verify that your bank or
                                                  credit union is a member of
                                                  the Automated Clearing House
                                                  (ACH) system.
                                               o  Complete the "Bank
                                                  Information" section on your
                                                  account application.
                                               o  Log on to www.jhfunds.com to
                                                  initiate purchases using your
                                                  authorized bank account.

By phone

[Clip Art] See "By exchange" and "By wire."    o  Verify that your bank or
                                                  credit union is a member of
                                                  the Automated Clearing House
                                                  (ACH) system.
                                               o  Complete the "Bank
                                                  Information" section on your
                                                  account application.
                                               o  Call EASI-Line for automated
                                                  service 24 hours a day using
                                                  your touch-tone phone at
                                                  1-800-338-8080.
                                               o  Call your financial
                                                  representative or Signature
                                                  Services between 8 A.M. and 4
                                                  P.M. Eastern Time on most
                                                  business days.

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."

--------------------------------------------------------------------------------
Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.
--------------------------------------------------------------------------------

                                                                  YOUR ACCOUNT 9

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
           Designed for                     To sell some or all of your shares

By letter

[Clip Art] o  Accounts of any type.         o  Write a letter of instruction or
           o  Sales of any amount.             complete a stock power
                                               indicating the fund name, your
                                               share class, your account
                                               number, the name(s) in which the
                                               account is registered and the
                                               dollar value or number of shares
                                               you wish to sell.

                                            o  Include all signatures and any
                                               additional documents that may be
                                               required (see next page).

                                            o  Mail the materials to Signature
                                               Services.

                                            o  A check will be mailed to the
                                               name(s) and address in which the
                                               account is registered, or
                                               otherwise according to your
                                               letter of instruction.

By Internet

[Clip Art] o  Most accounts.                o  Log on to www.jhfunds.com to
           o  Sales of up to $100,000.         initiate redemptions from your
                                               funds.

By phone

[Clip Art] o  Most accounts.                o  Call EASI-Line for automated
           o  Sales of up to $100,000.         service 24 hours a day using
                                               your touch-tone phone at
                                               1-800-338-8080.
                                            o  Call your financial
                                               representative or Signature
                                               Services between 8 A.M. and 4
                                               P.M. Eastern Time on most
                                               business days.

By wire or electronic funds transfer (EFT)

[Clip Art] o  Requests by letter to sell    o  To verify that the Internet or
              any amount.                      telephone redemption privilege
           o  Requests by Internet or          is in place on an account, or to
              phone to sell up to $100,000.    request the form to add it to an
                                               existing account, call Signature
                                               Services.
                                            o  Amounts of $1,000 or more will
                                               be wired on the next business
                                               day. A $4 fee will be deducted
                                               from your account.
                                            o  Amounts of less than $1,000 may
                                               be sent by EFT or by check.
                                               Funds from EFT transactions are
                                               generally available by the
                                               second business day. Your bank
                                               may charge a fee for this
                                               service.

By exchange

[Clip Art] o  Accounts of any type.         o  Obtain a current prospectus for
           o  Sales of any amount.             the fund into which you are
                                               exchanging by Internet or by
                                               calling your financial
                                               representative or Signature
                                               Services.
                                            o  Log on to www.jhfunds.com to
                                               process exchanges between your
                                               funds.
                                            o  Call EASI-Line for automated
                                               service 24 hours a day using
                                               your touch-tone phone at
                                               1-800-338-8080.
                                            o  Call your financial
                                               representative or Signature
                                               Services to request an exchange.

To sell shares through a systematic withdrawal plan, see
"Additional investor services."

10 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o     you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                    Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]
Owners of individual, joint or            o  Letter of instruction.
UGMA/UTMA accounts (custodial accounts    o  On the letter, the signatures and
for minors).                                 titles of all persons authorized to
                                             sign for the account, exactly as
                                             the account is registered.
                                          o  Signature guarantee if applicable
                                             (see above).

Owners of corporate, sole                 o  Letter of instruction.
proprietorship, general partner or        o  Corporate business/organization
association accounts.                        resolution, certified within the
                                             past 12 months, or a John Hancock
                                             Funds business/ organization
                                             certification form.
                                          o  On the letter and the resolution,
                                             the signature of the person(s)
                                             authorized to sign for the account.
                                          o  Signature guarantee if applicable
                                             (see above).

Owners or trustees of trust accounts.     o  Letter of instruction.
                                          o  On the letter, the signature(s) of
                                             the trustee(s).
                                          o  Copy of the trust document
                                             certified within the past 12 months
                                             or a John Hancock Funds trust
                                             certification form.
                                          o  Signature guarantee if applicable
                                             (see above).

Joint tenancy shareholders with rights    o  Letter of instruction signed by
of survivorship whose co-tenants are         surviving tenant.
deceased.                                 o  Copy of death certificate.
                                          o  Signature guarantee if applicable
                                             (see above).

Executors of shareholder estates.         o  Letter of instruction signed by
                                             executor.
                                          o  Copy of order appointing executor,
                                             certified within the past 12
                                             months.
                                          o  Signature guarantee if applicable
                                             (see above).

Administrators, conservators,             o  Call 1-800-225-5291 for
guardians and other sellers or account       instructions.
types not listed above.

--------------------------------------------------------------------------------
Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.
--------------------------------------------------------------------------------


                                                                 YOUR ACCOUNT 11

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each class of the fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The fund uses market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The fund may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Foreign stock or other portfolio securities held by the fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. However, if the new fund's CDSC rate is higher, then the rate will increase. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, the fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. The fund may also refuse any exchange order. The fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Account Information John Hancock Funds is required by law to obtain information for verifying an account holder's identity. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV minus any applicable sales charges, and take other steps that it deems reasonable.

Certificated shares The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance
o     after any changes of name or address of the registered owner(s)
o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The fund generally distributes most or all of its net earnings annually in the form of dividends. The fund declares and pays any income dividends annually. Capital gains, if any, are typically distributed annually.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be

12 YOUR ACCOUNT
reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund's long-term capital gains are taxable as capital gains; dividends from the fund's income and short-term capital gains are generally taxable as ordinary income. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your account application.
o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.
o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).
o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.


                                                                 YOUR ACCOUNT 13

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the fund. The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees have the power to change the fund's investment goal without shareholder approval.

The trustees of the fund have the power to change the focus of the fund's 80% investment policy without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

The management firm The fund is managed by John Hancock Advisers, LLC Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and as of June 30, 2003, managed approximately $27 billion in assets.

Subadvisers Alliance Capital Management L.P. ("Alliance") subadvises Large Cap Spectrum Fund with respect to the fund's growth and value investment strategies. Alliance was founded in 1971 and provides investment advisory services to individual and institutional investors. As of December 31, 2002, Alliance had total assets under management in excess of $387 billion.

Management fee For the fiscal year ended December 31, 2002, the fund paid the investment adviser a management fee at an annual rate of 0.00% of the fund's average daily net assets, after expense reimbursement.

                      -----------------------------------
                                  Shareholders
                      -----------------------------------

                      -----------------------------------
  Distribution and    Financial services firms and their
shareholder services            representatives

                         Advise current and prospective
                           shareholders on their fund
                        investments, often in the context
                          of an overall financial plan.
                      -----------------------------------

                      -----------------------------------
                              Principal distributor

                             John Hancock Funds, LLC

                        Markets the fund and distributes
                         shares through selling brokers,
                          financial planners and other
                           financial representatives.
                      -----------------------------------

                      -----------------------------------
                                 Transfer agent

                        John Hancock Signature Services,
                                      Inc.

                          Handles shareholder services,
                           including recordkeeping and
                           statements, distribution of
                      dividends and processing of buy and
                                 sell requests.
                      -----------------------------------

                      -----------------------------------
                                   Subadviser                          Asset
                                                                     management
                        Alliance Capital Management, L.P.
                         1345 Avenue of the Americas
                               New York, NY 10105

                        Provides portfolio management to
                                    the fund.
                      -----------------------------------

                      -----------------------------------
                               Investment adviser

                         John Hancock Advisers, LLC
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                         Manages the fund's business and
                             investment activities.
                      -----------------------------------

                      -----------------------------------
                                    Custodian

                              The Bank of New York
                                 One Wall Street
                            New York, New York 10286

                        Holds the fund's assets, settles
                        all portfolio trades and collects
                      most of the valuation data required
                         for calculating the fund's NAV.
                      -----------------------------------

                      -----------------------------------
                                    Trustees

                         Oversee the fund's activities.
                      -----------------------------------


14 FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of the fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by PricewaterhouseCoopers LLP.



                                                                                       Unaudited
                                                                                       ---------
CLASS A SHARES PERIOD ENDED:                                         10-31-02(1)       4-30-03(2)
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.00           $7.67
Net investment loss(3)                                                    --(4)         0.01
Net realized and unrealized loss on investments                        (2.33)           0.16
Total from investment operations                                       (2.33)           0.17
Net asset value, end of period                                         $7.67           $7.84
Total return(5),(6)(%)                                                (23.30)(7)        2.22(7)
---------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period(in millions)                                    $6              $5
Ratio of expenses to average net assets(%)                              1.50(8)         1.50(8)
Ratio of adjusted expenses to average net assets(9)(%)                  2.40(8)         2.32(8)
Ratio of net investment loss to average net assets(%)                     --(8)         0.24(8)
Portfolio turnover(%)                                                     70              40

CLASS B SHARES PERIOD ENDED:                                         10-31-02(1)        4-30-03(2)
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.00            $7.64
Net investment loss(3)                                                 (0.04)           (0.02)
Net realized and unrealized loss on investments                        (2.32)            0.16
Total from investment operations                                       (2.36)            0.14
Net asset value, end of period                                         $7.64            $7.78
Total return(5),(6)(%)                                                (23.60)(7)         1.83(7)
---------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period(in millions)                                    $8            $7
Ratio of expenses to average net assets(%)                              2.20(8)          2.20(8)
Ratio of adjusted expenses to average net assets(9)(%)                  3.10(8)          3.02(8)
Ratio of net investment loss to average net assets(%)                  (0.69)(8)        (0.45)(8)
Portfolio turnover(%)                                                     70               40

CLASS C SHARES PERIOD ENDED:                                         10-31-02(1)        4-30-03(2)
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.00            $7.64
Net investment loss(3)                                                 (0.04)           (0.02)
Net realized and unrealized loss on investments                        (2.32)            0.16
Total from investment operations                                       (2.36)            0.14
Net asset value, end of period                                         $7.64            $7.78
Total return(5),(6)(%)                                                (23.60)(7)         1.83(7)
---------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period(in millions)                                    $6            $5
Ratio of expenses to average net assets(%)                              2.20(8)          2.20(8)
Ratio of adjusted expenses to average net assets(9)(%)                  3.10(8)          3.02(8)
Ratio of net investment loss to average net assets(%)                  (0.69)(8)        (0.46)(8)
Portfolio turnover(%)                                                     70               40

(1)   Class A, Class B and Class C shares began operations on 2-25-02.
(2)   Semiannual period from 11-1-02 through 4-30-03. Unaudited.
(3)   Based on the average of the shares outstanding.
(4)   Less than $0.01 per share.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges
(6) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(7)   Not annualized.
(8)   Annualized.
(9) Does not take into consideration expense reductions during the periods shown.

================================================================================

The following returns are not audited and are not part of the audited financial highlights presented above:
Without the expense reductions, returns for Class A, Class B and Class C for the period ended October 31, 2002, would have been (23.91%), (24.21%) and (24.21%), respectively.


                                                                 FUND DETAILS 15

For more information

Two documents are available that offer further information on the John Hancock Large Cap Spectrum Fund:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the fund. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

(C)2003 JOHN HANCOCK FUNDS, LLC                                       670PN 9/03

[LOGO](R)

John Hancock Funds, LLC
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

www.jhfunds.com

Sign up for electronic delivery at www.jhancock.com/funds/edelivery


                                    JOHN HANCOCK

Prospectus 7.1.03                   Institutional funds

                                    Dividend Performers Fund

                                    Independence Diversified Core Equity Fund II



     [LOGO](R)
------------------
JOHN HANCOCK FUNDS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

A fund-by-fund summary           Dividend Performers Fund                      4
of goals, strategies, risks,
performance and expenses.        Independence Diversified Core
                                   Equity Fund II                              6


Policies and instructions for    Your account
opening, maintaining and
closing an account in any        Who can buy shares                            8
institutional fund.              Opening an account                            8
                                 Buying shares                                 9
                                 Selling shares                               10
                                 Transaction policies                         12
                                 Dividends and account policies               12


Further information on the       Fund Details
institutional funds.
                                 Business structure                           13
                                 Financial highlights                         14

                                 For more information                 back cover

Overview

--------------------------------------------------------------------------------

JOHN HANCOCK INSTITUTIONAL FUNDS

These funds offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, these funds are designed to meet the needs of investors seeking risk-managed investment strategies from seasoned professional portfolio managers.

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM


All John Hancock institutional funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and as of March 31, 2003 managed approximately $26 billion in assets.


FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Your expenses The overall costs borne by an investor in the fund, including annual expenses.

Dividend Performers Fund


GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital with income as a secondary objective. To pursue this goal, the fund normally invests at least 80% of its assets in a diversified portfolio of U.S. stocks with market capitalizations within the range of the Standard & Poor's 500 Index. On May 31, 2003, that range was $387 million to $285.6 billion.


The managers normally invest at least 80% of assets in "dividend performers." These are dividend-paying companies that have typically increased their dividend payments over time, or which the managers believe demonstrate the potential to increase their dividend payments.

In managing the portfolio, the managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industry-wide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry. Historically, companies that meet these criteria have tended to have large market capitalizations.

The fund may not invest more than 5% of assets, at time of purchase, in any one security. The fund typically invests in U.S. companies but may invest in American Depositary Receipts. It may also make limited use of certain derivatives (investments whose value is based on indexes).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal conditions, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Total returns

2003 total return as of 3-31-03: -3.16%
Best quarter: Q4 '98, 20.75%
Worst quarter: Q3 '02, -17.51%


After-tax returns

After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index of 500 stocks.

    [The following was represented as a bar chart in the printed material.]


--------------------------------------------------------------------------------
Calendar year total returns
--------------------------------------------------------------------------------

       1996      1997      1998      1999     2000      2001       2002
      18.56%    34.33%    17.95%    13.38%   -0.62%    -9.86%    -24.66%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-02
--------------------------------------------------------------------------------

                                                 1 year     5 year    Life of
                                                                         Fund
Fund before tax (began 3-30-95)                 -24.66%     -2.03%      7.08%
Fund after tax on distributions                 -24.95%     -4.90%      4.42%
Fund after tax on distributions, with sale      -15.13%     -1.20%      5.91%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                     -22.10%     -0.59%      9.28%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to movements in the stock market.

The fund's investment strategy will influence performance significantly. Large-capitalization stocks could fall out of favor, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if individual securities do not perform as the management team expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

      o     Certain derivatives could produce disproportionate losses.

      o Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.

      o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------

Management fee                                                        0.60%
Other expenses                                                        1.40%
Total fund operating expenses                                         2.00%
Expense reimbursement (at least until 6-30-04)                        1.00%
Net annual operating expenses                                         1.00%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frames. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                  Year 1   Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
                                           $102     $531     $985     $2,247


================================================================================

PORTFOLIO MANAGERS


John F. Snyder, III
--------------------------------------------------------------------------------
Executive vice president
Joined fund team in 1995
Joined John Hancock Advisers in 1991
Began business career in 1971

Peter M. Schofield, CFA
--------------------------------------------------------------------------------
Vice president
Joined fund team in 1996
Joined John Hancock Advisers in 1996
Began business career in 1984


FUND CODES

Ticker                  JHDPX
CUSIP                   410132104
Newspaper               DivPerf
JH fund number          442

Independence Diversified Core Equity Fund II

GOAL AND STRATEGY


[Clip Art] The fund seeks above-average total return, consisting of capital appreciation and income. To pursue this goal, the fund normally invests at least 80% of its assets in a diversified portfolio of equity securities which are primarily stocks of large-capitalization companies (companies in the capitalization range of the S&P 500 Index, which was $387 million to $285.6 billion on May 31, 2003). The portfolio's risk profile is substantially similar to that of the S&P 500 Index.


The managers select from a menu of stocks of approximately 600 companies that evolves over time. Approximately 70% to 80% of these companies also are included in the S&P 500 Index. The sub-adviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

      o     value, meaning they appear to be underpriced

      o improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/return analysis against the S&P 500 Index, results in a portfolio of approximately 75 to 125 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal circumstances, the fund is almost entirely invested in stocks. The fund may, however, invest in certain other types of equity securities, including dollar-denominated foreign securities.

In abnormal circumstances, the fund may temporarily invest more than 20% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Total returns


2003 total return as of 3-31-03: -2.91%
Best quarter: Q4 '98, 25.14%
Worst quarter: Q3 '02, -18.31%


After-tax returns

After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index of 500 stocks.

    [The following was represented as a bar chart in the printed material.]


--------------------------------------------------------------------------------
Calendar year total returns
--------------------------------------------------------------------------------
      1996      1997      1998      1999     2000      2001       2002
     20.08%    29.49%    30.15%    11.59%   -6.88%    -9.05%    -23.36%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-02
--------------------------------------------------------------------------------

                                                1 year       5 year     Life of
                                                                           Fund
Fund before tax (began 3-10-95)                 -23.36%      -1.17%       8.15%
Fund after tax on distributions                 -23.67%      -4.84%       4.84%
Fund after tax on distributions, with sale      -14.26%      -0.38%       6.90%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                     -22.10%      -0.59%       9.58%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

The fund's management strategy will influence performance significantly. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

      o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------


Management fee                                                         0.50%
Other expenses                                                         0.18%
Total fund operating expenses                                          0.68%


The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frame. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.


--------------------------------------------------------------------------------
Expenses                                   Year 1   Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
                                            $69      $218     $379      $847


================================================================================

SUBADVISER

Independence Investment LLC

Team responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1982

Supervised by the adviser

FUND CODES

Class I     Ticker          COREX
            CUSIP           410132708
            Newspaper       IndpCorII
            JH fund number  425

Your account

--------------------------------------------------------------------------------
WHO CAN BUY SHARES

John Hancock institutional funds are offered without any sales charge to certain types of investors, as noted below:

      o     Retirement and other benefit plans and their participants

      o Rollover assets for participants whose plans are invested in the fund

      o     Certain trusts, endowment funds and foundations

      o Any state, county or city, or its instrumentality, department, authority or agency

      o Insurance companies, trust companies and bank trust departments buying shares for their own account

      o     Investment companies not affiliated with the adviser

      o Clients of service agents and broker-dealers who have entered into an agreement with John Hancock Funds, LLC

      o Investors who participate in fee-based, wrap and other investment platform programs

      o     Any entity that is considered a corporation for tax purposes

      o Fund trustees and other individuals who are affiliated with these or other John Hancock funds

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine if you are eligible, by referring to "Who can buy shares" on the left.

3 Determine how much you want to invest. The minimum initial investment is $10,000. There is no minimum investment for retirement plans with at least 350 eligible employees.

4 Complete the appropriate parts of the account application, carefully following the instructions. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. You must submit additional documentation when opening trust, corporate or power of attorney accounts.

5     Make your initial investment using the table on the next page.

6 If you have questions or need more information, please contact your financial representative or call Signature Services at 1-888-972-8696.

John Hancock Funds may pay significant compensation out of its own resources to your financial representative.

Your broker/dealer or agent may charge you a fee to effect transactions in fund shares.


8 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------

              Opening an account              Adding to an account

By check

[Clip Art]    o  Make out a check for the     o  Make out a check for the
                 investment amount, payable      investment amount payable
                 to "John Hancock Signature      to "John Hancock Signature
                 Services, Inc."                 Services, Inc."

              o  Deliver the check and your   o  Fill out the detachable
                 completed application to        investment slip from an
                 your financial                  account statement. If no
                 representative, or mail         slip is available, include
                 them to Signature Services      a note specifying the fund
                 (address below).                name(s), your share class,
                                                 your account number and the
                                                 name(s) in which the
                                                 account is registered.

                                              o  Deliver the check and
                                                 investment slip or note to
                                                 your financial
                                                 representative, or mail
                                                 them to Signature Services
                                                 (address below).

By exchange

[Clip Art]    o  Call your financial          o  Call your financial
                 representative or Signature     representative or Signature
                 Services to request an          Services to request an
                 exchange.                       exchange.


              o  You may only exchange for    o  You may only exchange for
                 shares of other                 shares of other
                 institutional funds or          institutional funds or
                 Class I shares or Money         Class I shares or Money
                 Market Fund-Class A shares.     Market Fund-Class A shares.


By wire

[Clip Art]    o  Deliver your completed        o  Instruct your bank to wire
                 application to your              the amount of your
                 financial representative or      investment to:
                 mail it to Signature
                 Services.                        First Signature Bank & Trust
                                                  Account # 900022260
              o  Obtain your account number       Routing # 211475000
                 by calling your financial
                 representative or Signature   Specify the fund name(s), your
                 Services.                     share class, your account
                                               number and the name(s) in
              o  Instruct your bank to wire    which the account is
                 the amount of your            registered. Your bank may
                 investment to:                charge a fee to wire funds.

                 First Signature Bank & Trust
                 Account # 900022260
                 Routing # 211475000

              Specify the fund name(s), the
              share class, the new account
              number and the name(s) in
              which the account is
              registered. Your bank may
              charge a fee to wire funds.

By phone

[Clip Art]    See "By exchange" and "By       o  Verify that your bank or
              wire."                             credit union is a member of
                                                 the Automated Clearing
                                                 House (ACH) system.

                                              o  Complete the "To Purchase,
                                                 Exchange or Redeem Shares
                                                 via Telephone" and "Bank
                                                 Information" sections on
                                                 your account application.

                                              o  Call Signature Services to
                                                 verify that these features
                                                 are in place on your
                                                 account.

                                              o  Call your financial
                                                 representative or Signature
                                                 Services with the fund
                                                 name(s), your share class,
                                                 your account number, the
                                                 name(s) in which the
                                                 account is registered and
                                                 the amount of your
                                                 investment.

---------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial
representative for
instructions and assistance.
---------------------------------------


                                                                  YOUR ACCOUNT 9

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
              Designed for                    To sell some or all of your shares

By letter

[Clip Art]    o  Sales of any amount;         o  Write a letter of
                 however, sales of $5            instruction indicating the
                 million or more must be         fund name, your account
                 made by letter.                 number, your share class,
                                                 the name(s) in which the
              o  Certain requests will           account is registered and
                 require a Medallion             the dollar value or number
                 signature guarantee. Please     of shares you wish to sell.
                 refer to "Selling shares in
                 writing".                    o  Include all signatures and
                                                 any additional documents
                                                 that may be required (see
                                                 next page).

                                              o  Mail the materials to
                                                 Signature Services.

                                              o  A check or wire will be
                                                 sent according to your
                                                 letter of instruction.

By phone

[Clip Art]    o  Sales of up to $5 million.   o  To place your request with
                                                 a representative at John
                                                 Hancock Funds, call
                                                 Signature Services between
                                                 8 A.M. and 4 P.M. Eastern
                                                 Time on most business days.

                                              o  Redemption proceeds of up
                                                 to $100,000 may be sent by
                                                 wire or by check. A check
                                                 will be mailed to the exact
                                                 name(s) and address on the
                                                 account. Redemption
                                                 proceeds exceeding $100,000
                                                 must be wired to your
                                                 designated bank account.

By wire or electronic funds transfer (EFT)

[Clip Art]    o  Requests by letter to sell   o  To verify that the
                 any amount.                     telephone redemption
                                                 privilege is in place on an
              o  Requests by phone to sell       account, or to request the
                 up to $5 million (accounts      forms to add it to an
                 with telephone redemption       existing account, call
                 privileges).                    Signature Services.

                                              o  Amounts of $5 million or
                                                 more will be wired on the
                                                 next business day.

                                              o  Amounts up to $100,000 may
                                                 be sent by EFT or by check.
                                                 Funds from EFT transactions
                                                 are generally available by
                                                 the second business day.
                                                 Your bank may charge a fee
                                                 for this service.

By exchange

[Clip Art]    o  Sales of any amount.         o  Obtain a current prospectus
                                                 for the fund into which you
                                                 are exchanging by calling
                                                 your financial
                                                 representative or Signature
                                                 Services.


                                              o  You may only exchange for
                                                 shares of other
                                                 institutional funds or
                                                 Class I shares or Money
                                                 Market Fund-Class A shares.


                                              o  Call your financial
                                                 representative or Signature
                                                 Services to request an
                                                 exchange.


10 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below, unless they were previously provided to Signature Services and are still accurate. You may also need to include a Medallion signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares and are requesting payment by check

o     you are selling more than $5 million worth of shares

You will need to obtain your Medallion signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                   Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint or           o  Letter of instruction.
UGMA/UTMA accounts (custodial accounts
for minors).                             o  On the letter, the signatures of
                                            all persons authorized to sign for
                                            the account, exactly as the account
                                            is registered.

                                         o  Medallion signature guarantee if
                                            applicable (see above).

Owners of corporate, sole                o  Letter of instruction.
proprietorship, general partner or
association accounts.                    o  Corporate business/organization
                                            resolution, certified within the
                                            past 12 months, or a John Hancock
                                            Funds business/organization
                                            certification form.

                                         o  On the letter and the resolution,
                                            the signature of the person(s)
                                            authorized to sign for the account.

                                         o  Medallion signature guarantee if
                                            applicable (see above).

Owners or trustees of retirement plan,   o  Letter of instruction.
pension trust and trust accounts.
                                         o  On the letter, the signature(s) of
                                            the trustee(s).

                                         o  Copy of the trust document
                                            certified within the past 12 months
                                            or a John Hancock Funds trust
                                            certification form.

                                         o  Medallion signature guarantee if
                                            applicable (see above).

Joint tenancy shareholders with rights   o  Letter of instruction signed by
of survivorship whose co-tenants are        surviving tenant.
deceased.
                                         o  Copy of death certificate.

                                         o  Medallion signature guarantee if
                                            applicable (see above).


Executors of shareholder estates.        o  Letter of instruction signed by
                                            executor.

                                         o  Copy of order appointing executor,
                                            certified within the past 12
                                            months.

                                         o  Medallion signature guarantee if
                                            applicable (see above).

Administrators, conservators, guardians  o  Call 1-888-972-8696 for
and other sellers or account types not      instructions.
listed above.

-----------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative
for instructions and assistance.
-----------------------------------------


                                                                YOUR ACCOUNT  11

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The funds may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. The funds may trade foreign stock or other portfolio securities on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.


Exchanges You may exchange institutional fund and Class I shares for shares of any other institutional fund, Class I shares or Money Market Fund-Class A shares. The registration for both accounts involved must be identical. Note: once exchanged into Money Market Fund Class A, shares may only be exchanged back into Class I or institutional fund shares.


To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. The funds reserve the right to require that previously exchanged shares and reinvested dividends be in a fund for 90 days before a shareholder is permitted a new exchange. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.


Account Information John Hancock Funds is required by law to obtain information for verifying an account holder's identity. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV minus any applicable sales charges, and take other steps that it deems reasonable.


Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but a fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, at least quarterly

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.


Dividends The funds declare and pay any income dividends quarterly. Capital gains, if any, are typically distributed annually.


Dividend reinvestments Dividends will be reinvested automatically in additional shares of the same fund on the dividend record date. Alternatively, you can choose to have your dividends and capital gains sent directly to your bank account or a check will be sent in the amount of more than $10. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your


12 YOUR ACCOUNT
proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.


Fund Details


--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The funds' board of trustees oversees each fund's business activities and retains the services of the various firms that carry out the fund's operations. The trustees have the power to change the funds' respective investment goals without shareholder approval.

The trustees of each fund have the power to change the focus of a fund's 80% investment policy without shareholder approval. A fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

The investment adviser John Hancock Advisers, LLC, 101 Huntington Avenue, Boston, MA 02199-7603.


The subadviser Independence Investment LLC, 53 State Street, Boston, MA 02109, is the subadviser to Independence Diversified Core Equity Fund II. Founded in 1982, Independence Investment is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages approximately $18.4 billion in assets as of March 31, 2003.


Management fees The management fees paid to the investment adviser by the John Hancock institutional funds last fiscal year are as follows:

--------------------------------------------------------------------------------
Fund                                                        % of net assets
--------------------------------------------------------------------------------


Dividend Performers Fund                                    0.00%*
Independence Diversified Core Equity Fund II                0.50%


*after expense reimbursement


                                                                YOUR ACCOUNT  13

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share, including total return information showing how much an investment in the fund has increased or decreased each year.

Dividend Performers Fund

Figures audited by Deloitte & Touche LLP.


PERIOD ENDED:                                               2-28-99      2-29-00      2-28-01      2-28-02      2-28-03
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $14.92       $14.46       $13.51       $11.14        $7.89
Net investment income(1)                                       0.15         0.11         0.10         0.08         0.06
Net realized and unrealized gain (loss) on investments         1.04         0.60         0.45        (0.77)       (2.03)
Total from investment operations                               1.19         0.71         0.55        (0.69)       (1.97)
Less distributions
From net investment income                                    (0.15)       (0.11)       (0.11)       (0.10)       (0.06)
From net realized gain                                        (1.50)       (1.55)       (2.81)       (2.46)          --
                                                              (1.65)       (1.66)       (2.92)       (2.56)       (0.06)
Net asset value, end of period                               $14.46       $13.51       $11.14        $7.89        $5.86
Total return(2),(3)(%)                                         7.97         4.17         2.94        (6.93)      (25.00)
------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                         $18          $15           $6           $5           $3
Ratio of expenses to average net assets (%)                    0.70         0.70         0.70         0.70         0.70
Ratio of adjusted expenses to average net assets(4) (%)        0.95         1.05         1.08         1.91         2.14
Ratio of net investment income to average net assets (%)       0.95         0.71         0.73         0.84         0.92
Portfolio turnover (%)                                           64           46           58           51           53

(1)   Based on the average of the shares outstanding.
(2)   Assumes dividend reinvestment.
(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(4) Does not take into consideration expense reductions during the periods shown.

================================================================================

The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the fund for the years ended February 28, 1999, February 29, 2000, February 28, 2001, 2002 and 2003 would have been 7.72%, 3.82%, 2.56%, (8.14%) and (26.44%), respectively.


14 FUND DETAILS

Independence Diversified Core Equity Fund II

Figures audited by Deloitte & Touche LLP.

COMMON SHARES      PERIOD ENDED:                             2-28-99      2-29-00      2-28-01      2-28-02         2-28-03
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $15.34       $15.69       $14.23        $8.91           $6.50
Net investment income(1)                                        0.12         0.09         0.09         0.05            0.04
Net realized and unrealized gain (loss) on investments          2.76         0.34        (0.29)       (0.75)          (1.55)
Total from investment operations                                2.88         0.43        (0.20)       (0.70)          (1.51)
Less distributions
From net investment income                                     (0.14)       (0.09)       (0.10)       (0.06)          (0.04)
From net realized gain                                         (2.39)       (1.80)       (5.02)       (1.65)          (0.03)
                                                               (2.53)       (1.89)       (5.12)       (1.71)          (0.07)
Net asset value, end of period                                $15.69       $14.23        $8.91        $6.50           $4.92
Total return(2) (%)                                            18.98         1.99        (2.68)       (8.46)(3)      (23.29)
----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                         $552         $426         $147          $87             $61
Ratio of expenses to average net assets (%)                     0.63         0.64         0.67         0.70            0.74
Ratio of adjusted expenses to average net assets(4) (%)           --           --           --         0.70              --
Ratio of net investment income to average net assets (%)        0.76         0.57         0.61         0.64            0.77
Portfolio turnover (%)                                            55           69           56           52              72

(1)   Based on the average of the shares outstanding.
(2)   Assumes dividend reinvestment.
(3) Total return would have been lower had certain expenses not been reduced during the period shown.
(4) Does not take into consideration expense reductions during the period shown.

================================================================================

The following return is not audited and is not part of the audited financial highlights presented above:

Without the expense reductions, the effect on the return for the fund for the year ended February 28, 2002 would have been less than 0.01%.


                                                                FUND DETAILS  15

For more information

Two documents are available that offer further information on John Hancock institutional funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696

By EASI-Line: 1-800-597-1897

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

(C)2003 JOHN HANCOCK FUNDS, LLC K00PN 7/03

[LOGO](R)                                                          -------------
John Hancock Funds, LLC                                              PRSRT STD
MEMBER NASD                                                        U.S. POSTAGE
101 Huntington Avenue                                                 P A I D
Boston, MA 02199-7603                                               BOSTON, MA
                                                                   PERMIT NO. 11
www.jhfunds.com

                      JOHN HANCOCK LARGE CAP SPECTRUM FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information


                     March 1, 2003 as revised July 15, 2003


This Statement of Additional Information provides information about John Hancock Large Cap Spectrum Fund (the "Fund") in addition to the information that is contained in the Fund's current Prospectus (the "Prospectus"). The Fund is a non-diversified series of John Hancock Equity Trust (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Fund's Annual Report. A copy of the Prospectus or Annual Report can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
Organization of the Fund .................................................    2
Investment Objective and Policies ........................................    2
Investment Restrictions...................................................   18
Those Responsible for Management..........................................   20
Investment Advisory and Other Services....................................   27
Distribution Contracts....................................................   30
Sales Compensation........................................................   32
Net Asset Value...........................................................   34
Initial Sales Charge on Class A Shares....................................   34
Deferred Sales Charge on Class B and Class C Shares.......................   37
Special Redemptions.......................................................   41
Additional Services and Programs..........................................   41
Purchase and Redemptions through Third Parties............................   43
Description of the Fund's Shares..........................................   43
Tax Status................................................................   44
Calculation of Performance................................................   49
Brokerage Allocation......................................................   51
Transfer Agent Services...................................................   55
Custody of Portfolio......................................................   55
Independent Auditors......................................................   55
Further Details...........................................................   55
Appendix A- Description of Investment Risk................................  A-1
Appendix B-Description of Bond Ratings....................................  B-1
Financial Statements......................................................  F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized on July 23, 1984 as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. Prior to August 28, 2000, the Trust was named John Hancock Special Equities Fund.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.

The Fund's Sub-Adviser is Alliance Capital Management L.P. ("Alliance") (the "Sub-Adviser"). Alliance is responsible for providing investment advice to the Fund with respect to the Fund's growth and value investment strategies, subject to the review of the Trustees and overall supervision of the Adviser.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective is non-fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund seeks long-term growth of capital. To pursue this goal, under normal circumstances, the Fund invests at least 80% of its Assets in common and preferred stocks of large capitalization companies-companies in the capitalization range of the Standard & Poor's 500 Index. The Fund is classified as non-diversified and may invest up to 10% of total assets, at time of purchase, in securities of individual companies. The Fund's assets will be managed according to three separate investment strategies each focused on a different style of management - growth, core and value.

The Fund may invest up to 20% of total assets in foreign securities. The Fund may also invest up to 5% of net assets in junk bonds rated as low as CC/Ca and their unrated equivalents. The Fund may make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies). Under abnormal circumstances, such as situations where the Fund experiences unusually large cash inflows or anticipates unusually large redemptions, and in adverse market, economic, political, or other conditions, the Fund may temporarily invest more than 20% of its Assets in investment-grade short-term securities, cash, and cash equivalents. In these and other cases, the Fund might not achieve its goal.

With respect to the Fund's policy of investing at least 80% of its Assets in large capitalization companies, "Assets" is defined as net assets plus the amount of any borrowings for investment purposes. Also, with respect to this 80% investment policy, the Fund will notify shareholders at least 60 days prior to any change in this policy.

The Subadviser's investment strategy for the growth portion of the portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. The manager's rely heavily upon the fundamental analysis and research of their firm's large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The managers typically select stocks of 25-35 companies that, in their opinion, are attractive based on some or all of these factors. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth are not fully reflected in current market valuations.

In managing the growth portion of the portfolio, the managers seek to utilize market volatility judiciously (assuming no change in company fundamentals), strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The growth portion of the portfolio normally remains nearly fully invested and the managers do not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the managers become somewhat more aggressive, gradually reducing the number of stocks represented in the growth portion of the portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the managers become somewhat more conservative, gradually increasing the number of companies represented in this portion of the portfolio. Through this "buying into declines" and "selling into strength," the managers seek to gain positive returns in good markets while providing some measure of protection in poor markets.

In managing the core portion of the portfolio, the managers employ a combination of proprietary financial models and bottom-up, fundamental financial research to identify companies that are selling at what appear to be substantial discounts to their long-term intrinsic and "franchise" values. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers. The management team emphasizes a relative value-oriented approach to individual stock selection (i.e. those stocks which are inexpensively priced relative to others within the same industry or economic sector, exhibiting what the Fund's management team believes to be sound company management and the prospect of improved business fundamentals).

The Subadviser's investment strategy for the value portion of the portfolio emphasizes investment in companies that they determine to be undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and divided paying capability. The manager's rely heavily on the fundamental research and analysis of their firm's large internal research staff in making investment decisions for this portion of the Fund's portfolio, typically selecting 35-50 stocks from the Russell 1000 Value Index. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend paying capability. With respect to the value portion of the Fund's portfolio, the Subadviser's research staff of company and industry analysts follows a research universe of approximately 700 companies with large capitalizations. This universe covers approximately 90% of the capitalization of the Russell 1000 Value Index. The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

A committee composed of senior investment professionals (the "Research Review Committee") reviews all analyst research performed for the value portion of the Fund's portfolio. The Subadviser's Research Review Committee makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with history. Finally, the Research Review Committee ensures that all forecasts use consistent analytic frameworks and economic assumptions.

For each company in the research universe, the Subadviser relates the present value of the company's future cash flow, as forecast by the Subadviser's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, the managers of the value portion of the portfolio thus derive an expected rate of return. The senior investment professionals involved in the fundamental value approach then factor into this analysis the risk attributes of each company for purposes of re-ranking the companies. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, the Subadviser ranks each security on a risk adjusted basis, in an effort to minimize the overall volatility for the value portion of the portfolio. The managers of the value portion of the portfolio simply do not invest in the highest ranked securities. Rather, they consider aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the portfolio. The Subadviser may take more risk when unusually large value distortions create opportunities for added returns, and less risk when opportunities are limited.

Asset Allocation: The Fund's assets will be allocated among the three investment styles (growth, core, and value) to reflect an optimal combination as determined by the adviser's: (1) assessment of the three strategies' historical risk, historical return and correlation; and (2) long-term strategic view of the relative attractiveness of the three strategies. Initial asset allocation will be weighted 50% core, 25% growth and 25% value, which represents the Fund's neutral weighting. Thereafter the Fund's target allocations among the three strategies may shift substantially depending on the Adviser's assessment of the Fund's optimal asset combination. Target allocations will be set and calculated at least annually. Due to changes in market values, new cash and assets will be allocated as needed in order to attempt to maintain target allocations. The Adviser reserves the right to rebalance the Fund and/or change the allocation at any time. In some instances, the effect of a reallocation of assets may be to shift assets from a better performing strategy to a portion of the portfolio with a relatively lower return.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects securities independently, it is possible that a security held by one portfolio segment may also be held by another portfolio segment. In addition, the different portfolio segments may simultaneously favor the same industry. The Adviser will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as another adviser sells it, the net position of the Fund in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase had occurred, but the Fund will have incurred additional costs.

Non-Diversification: The Fund has elected "non-diversified" status under the Investment Company Act of 1940 and may invest more than 5% of total assets in securities of a single company. However, the Fund intends to comply with the diversification standards applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to meet these standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of the Fund's total assets must be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. Government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than those in items
(ii) and (iii) above) of any one or more issuers as to which the Fund's investment in an issuer does not exceed 5% of the value of the Fund's total assets (valued at time of purchase); and (b) not more than 25% of its total assets (valued at time of purchase) may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

The Fund's ability to invest heavily in securities of individual issuers may increase the volatility of the Fund's investment performance. Changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a comparable "diversified" fund.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity. Ownership of common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. Common stocks have the potential to outperform fixed-income securities over the long term. Common stocks provide the most potential for growth, yet are the more volatile of the two asset classes.

Preferred stocks. The Fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. The Fund may invest in convertible securities which may include corporate notes or preferred stock. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Government Securities. The Fund may invest in government securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Debt securities. The Fund may invest in debt obligations. Debt securities of corporate and governmental issuers in which the Fund may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Lower Rated High Yield / "High Risk" Debt Obligations. The Fund may invest up to 5% of its net assets in high yielding, fixed income instruments below investment grade (e.g., rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group ("S&P")). The Fund may invest in high yielding fixed income instruments rated as low as Ca by Moody's or CC by S&P.

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. See Appendix A to this Statement of Additional Information which describes the characteristics of corporate bonds in the various ratings categories. The Fund may invest in comparable quality unrated securities which, in the opinion of the Adviser or Subadviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The high yield fixed income market is relatively new and its growth occurred during a period of economic expansion. The market has not yet been fully tested by an economic recession.

The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield bonds. In addition, the Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. A Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities.

Short-Term Bank and Corporate Obligations. The Fund may invest in depository-type obligations of banks and savings and loan associations and other high quality money market instruments consisting of short-term obligations of the U.S. Government or its agencies and commercial paper rated at least P-1 by Moody's or A-1 by Standard & Poor's. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Depository-type obligations in which the Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Investments in Foreign Securities. The Fund may invest up to 20% of total assets in foreign securities. The Fund may invest directly in the securities of foreign issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). The Fund's foreign securities may include, but are not limited to, common stocks, convertible preferred stocks, preferred stocks and warrants or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial instability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Foreign Currency Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser. The Fund will not engage in speculative forward foreign currency exchange transactions.

If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment in forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing less established markets and economies. Political, legal and economic structure in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

The Fund will not enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase total return. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Advisers will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegate to the Advisers the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Mortgage-Backed Securities. The Fund may invest a portion of its assets in mortgage-backed securities. Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments that are, in effect, a "pass- through" of the monthly interest and principal payments (including any pre-payments) made by the individual borrowers on the pooled mortgage loans. Collateralized Mortgage Obligations ("CMOs"), in which the Fund may also invest, are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. During periods of declining interest rates, principal and interest on mortgage-backed securities may be prepaid at faster-than-expected rates. The proceeds of these prepayments typically can only be invested in lower-yielding securities. Therefore, mortgage-backed securities may be less effective at maintaining yields during periods of declining interest rates than traditional debt securities of similar maturity. U.S. Government agencies and instrumentalities include, but are not limited to, Federal Farm Credit Banks, Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, and the Federal National Mortgage Association. Some obligations issued by an agency or instrumentality may be supported by the full faith and credit of the U.S. Treasury.

A real estate mortgage investment conduit, or REMIC, is a private entity formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property, and of issuing multiple classes of interests therein to investors such as the Fund. The Fund may consider REMIC securities as possible investments when the mortgage collateral is insured, guaranteed or otherwise backed by the U.S. Government or one or more of its agencies or instrumentalities. The Fund will not invest in "residual" interests in REMIC's because of certain tax disadvantages for regulated investment companies that own such interests.

Risks of Mortgage-Backed Securities. Different types of mortgage-backed securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars."

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage-backed securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues.

Asset-Backed Securities. The Fund may invest a portion of its assets in asset-backed securities. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan services to retain possession of the underlying obligations. If the service were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Swaps, Caps, Floors and Collars. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterpart's ability to perform, and may decline in value if the counterpart's credit worthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlement with respect to swap, cap, collar or floor transactions.

Pay-In-Kind, Delayed and Zero Coupon Bonds. The Fund may invest in pay-in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices in pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a grater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Tax Status."

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or currency or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities) and securities indices, foreign currencies and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may purchase and sell futures and options on futures for hedging or other non-speculative purposes. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by a Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. A Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, a Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency rates then available in the applicable market to be less favorable than prices that are currently available. Subject to the limitations imposed on the funds, as described above, a Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by each Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or for other non-speculative purposes as permitted by the CFTC. These purposes may include using futures and options on futures as substitute for the purchase or sale of securities or currencies to increase or reduce exposure to particular markets. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33 1/3 % of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restriction. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales "against the box". In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal, of any type or maturity, in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly higher brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

1. Issue senior securities, except as permitted by the Fund's fundamental investment restrictions on borrowing, lending and investing in commodities, and as otherwise permitted under the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies are not deemed to be senior securities.

2. Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

4. Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund's ownership of securities.

5. Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund's investment policies.

6. Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

1. Purchase a security if, as a result, (i) more than 10% of the fund's total assets would be invested in the securities of other investment companies,
     (ii) the fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the fund in connection with lending of the fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

2. Invest in the securities of an issuer for the purpose of exercising control or management.

3. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

4.   Invest more than 15% of its net assets in securities which are illiquid.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, including certain Trustees who are not "interested persons" of the Fund or the Trust (as defined by the Investment Company Act of 1940) (the "Independent Trustees"), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

-------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John Hancock
                             Position(s)   Trustee/       Principal Occupation(s) and other            Funds
Name, Address (1)            Held with     Officer        Directorships                                Overseen by
And Age                      Fund          since(2)       During Past 5 Years                          Trustee
-------------------------------------------------------------------------------------------------------------------
Independent Trustees
-------------------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz          Trustee        2001          Professor of Law, Emeritus, Boston               31
Born: 1931                                                University School of Law (as of 1996);
                                                          Director, Brookline Bancorp.
-------------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.      Trustee        2001          Chairman, President and Chief Executive          31
Born: 1935                                                Officer, Brookline Bancorp. (lending)
                                                          (since 1972); Chairman and Director,
                                                          Lumber Insurance Co. (insurance) (until
                                                          2000); Chairman and Director, Northeast
                                                          Retirement Services, Inc. (retirement
                                                          administration) (since 1998).
-------------------------------------------------------------------------------------------------------------------
William J. Cosgrove          Trustee        2001          Vice President, Senior Banker and Senior         31
Born: 1933                                                Credit Officer, Citibank, N.A. (banking)
                                                          (retired 1991); Executive Vice President,
                                                          Citadel Group Representatives, Inc.
                                                          (financial reinsurance);  Director, Hudson
                                                          City Bancorp (banking); Trustee,
                                                          Scholarship Fund for Inner City Children
                                                          (since 1986).
-------------------------------------------------------------------------------------------------------------------
Richard A. Farrell           Trustee        2001          President, Farrell, Healer & Co., Inc.           31
Born: 1932                                                (venture capital management firm)(since
                                                          1980) and General Partner of the Venture
                                                          Capital Fund of NE (since 1980); Trustee,
                                                          Marblehead Savings Bank (since 1994).
                                                          Prior to 1980, headed the venture capital
                                                          group at Bank of Boston Corporation.
-------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                             Number of John
                             Position(s)   Trustee/       Principal Occupation(s) and other                  Hancock Funds
Name, Address (1)            Held with     Officer        Directorships                                      Overseen by
And Age                      Fund          since(2)       During Past 5 Years                                Trustee
---------------------------------------------------------------------------------------------------------------------------
William F. Glavin            Trustee        2001          President Emeritus, Babson College (as of 1998);       31
Born: 1932                                                Vice Chairman, Xerox Corporation (until 1989);
                                                          Director, Reebok, Inc. (until 2002) and Inco
                                                          Ltd. (until 2002).
---------------------------------------------------------------------------------------------------------------------------
John A. Moore                Trustee        2001          President and Chief Executive Officer, Institute       39
Born: 1939                                                for Evaluating Health Risks, (nonprofit
                                                          institution) (until 2001); Senior
                                                          Scientist, Sciences International (health
                                                          research)(since 1998); Principal, Hollyhouse
                                                          (consulting)(since 2000); Director,
                                                          CIIT(nonprofit research) (since 2002).
---------------------------------------------------------------------------------------------------------------------------
Patti McGill Peterson        Trustee        2001          Executive Director, Council for International          39
Born: 1943                                                Exchange of Scholars (since 1998); Vice
                                                          President, Institute of International
                                                          Education (since 1998); Senior Fellow,
                                                          Cornell Institute of Public Affairs,
                                                          Cornell University (until 1997);
                                                          President Emerita of Wells College and St.
                                                          Lawrence University; Director, Niagara
                                                          Mohawk Power Corporation (electric utility).
---------------------------------------------------------------------------------------------------------------------------
John W. Pratt                Trustee        2001          Professor of Business Administration Emeritus,         31
Born: 1931                                                Harvard University Graduate School of Business
                                                          Administration (as of 1998).
---------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Number of John
                             Position(s)   Trustee/       Principal Occupation(s) and other                Hancock Funds
Name, Address (1)            Held with     Officer        Directorships                                    Overseen by
And Age                      Fund          since(2)       During Past 5 Years                              Trustee
------------------------------------------------------------------------------------------------------------------------------
Interested Trustees
------------------------------------------------------------------------------------------------------------------------------
John M. DeCiccio (3)         Trustee        2001          Executive Vice President and Chief Investment           61
Born: 1948                                                Officer, John Hancock Financial Services,
                                                          Inc.; Director, Executive Vice President and
                                                          Chief Investment Officer, John Hancock Life
                                                          Insurance Company; Chairman of the Committee
                                                          of Finance of John Hancock Life Insurance
                                                          Company; Director, John Hancock Subsidiaries,
                                                          LLC, Hancock Natural Resource Group,
                                                          Independence Investment LLC, Independence
                                                          Fixed Income LLC, John Hancock Advisers, LLC
                                                          (the "Adviser") and The Berkeley Financial
                                                          Group, LLC ("The Berkeley Group"), John
                                                          Hancock Funds, LLC ("John Hancock Funds"),
                                                          Massachusetts Business Development
                                                          Corporation; Director, John Hancock Insurance
                                                          Agency, Inc. ("Insurance Agency, Inc.") (until
                                                          1999) and John Hancock Signature Services,
                                                          Inc. ("Signature Services") (until 1997).
------------------------------------------------------------------------------------------------------------------------------
Maureen R. Ford (3)          Trustee,       2001          Executive Vice President, John Hancock                  61
Born: 1955                   Chairman,                    Financial Services, Inc., John Hancock Life
                             President                    Insurance Company; Chairman, Director,
                             and Chief                    President and Chief Executive Officer, the
                             Executive                    Advisers and The Berkeley Group; Chairman,
                             Officer                      Director, President and Chief Executive
                                                          Officer, John Hancock Funds; Chairman,
                                                          Director and Chief Executive Officer,
                                                          Sovereign Asset Management Corporation
                                                          ("SAMCorp."); Director, John Hancock
                                                          Subsidiaries, LLC; Independence Investment
                                                          LLC, Independence Fixed Income LLC and
                                                          Signature Services; Senior Vice President,
                                                          MassMutual Insurance Co. (until 1999).
------------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John Hancock
                            Position(s)    Trustee/       Principal Occupation(s) and other            Funds
Name, Address (1)           Held with      Officer        Directorships                                Overseen by
And Age                     Fund           since(2)       During Past 5 Years                          Trustee
-------------------------------------------------------------------------------------------------------------------
Principal Officers who
are not Trustees
-------------------------------------------------------------------------------------------------------------------
William L. Braman           Executive       2001          Executive Vice President and Chief              N/A
Born: 1953                  Vice                          Investment Officer, the Adviser and each
                            President                     of the John Hancock funds; Director,
                            and Chief                     SAMCorp., Executive Vice President and
                            Investment                    Chief Investment Officer, Baring Asset
                            Officer                       Management, London U.K. (until 2000).
-------------------------------------------------------------------------------------------------------------------
Richard A. Brown            Senior Vice     2001          Senior Vice President, Chief Financial          N/A
Born: 1949                  President                     Officer and Treasurer, the Adviser, John
                            and Chief                     Hancock Funds, and The Berkeley Group;
                            Financial                     Second Vice President and Senior Associate
                            Officer                       Controller, Corporate Tax Department,
                                                          John Hancock Financial Services, Inc.
                                                          (until 2001).
-------------------------------------------------------------------------------------------------------------------
Thomas H. Connors           Vice            2001          Vice President and Compliance Officer, the      N/A
Born: 1959                  President                     Adviser and each of the John Hancock
                            and                           funds; Vice President, John Hancock Funds.
                            Compliance
                            Officer
-------------------------------------------------------------------------------------------------------------------
William H. King             Vice            2001          Vice  President  and  Assistant  Treasurer,     N/A
Born: 1952                  President                     the Adviser;  Vice  President and Treasurer
                            and                           of each of the John Hancock funds; Assistant
                            Treasurer                     Treasurer of each of the John Hancock funds
                                                          (until 2001).
-------------------------------------------------------------------------------------------------------------------
Susan S. Newton             Senior Vice     2001          Senior Vice President, Secretary and Chief      N/A
Born: 1950                  President,                    Legal Officer, SAMCorp., the Adviser and
                            Secretary                     each of the John Hancock funds, John
                            and Chief                     Hancock Funds and The Berkeley Group; Vice
                            Legal Officer                 President, Signature Services (until
                                                          2000), Director, Senior Vice President and
                                                          Secretary, NM Capital.
-------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has five standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee, the Investment Performance Committee and the Coordinating Committee. Each Committee is comprised of Independent Trustees. The Audit Committee members are Messrs. Glavin, Moore and Ms. McGill Peterson. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended October 31, 2002.

The Administration Committee's members are all of the Independent Trustees of the Fund. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with all Trustees on the selection and election of officers of the Fund. The Administration Committee held four meetings during the fiscal year ended October 31, 2002.

The Contracts/Operations Committee members are Messrs. Farrell and Pratt. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended October 31, 2001.

The Investment Performance Committee consists of Messrs. Aronowitz, Chapman and Cosgrove. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended October 31, 2002.

The Coordinating Committee members are the chairpersons of the other four standing committees. The Coordinating Committee assures consistency of action among committees, reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2002.

-----------------------------------------------------------------------------------------------------------
                                                                        Aggregate Dollar Range of holdings
                                      Dollar Range of Fund Shares       in John Hancock funds overseen by
Name of Trustee                       Owned by Trustee (1)              Trustee (1)
-----------------------------------------------------------------------------------------------------------
Independent Trustees
-----------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz                   None                              $50,001-$100,000
-----------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.               None                              Over $100,000
-----------------------------------------------------------------------------------------------------------
William J. Cosgrove                   None                              Over $100,000
-----------------------------------------------------------------------------------------------------------
Richard A. Farrell                    None                              Over $100,000
-----------------------------------------------------------------------------------------------------------
William F. Glavin                     None                              $10,001-$50,000
-----------------------------------------------------------------------------------------------------------
Dr. John A. Moore                     None                              Over $100,000
-----------------------------------------------------------------------------------------------------------
Patti McGill Peterson                 $1-$10,000                        Over $100,000
-----------------------------------------------------------------------------------------------------------
John W. Pratt                         None                              Over $100,000
-----------------------------------------------------------------------------------------------------------
Interested Trustees
-----------------------------------------------------------------------------------------------------------
John M. DeCiccio                      None                              Over $100,000
-----------------------------------------------------------------------------------------------------------
Maureen R. Ford                       $1-$10,000                        Over $100,000
-----------------------------------------------------------------------------------------------------------

(1) This Fund does not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2002, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be as follows: none and over $100,000 for Mr. Chapman, none and over $100,000 for Mr. Cosgrove, none and over $100,000 for Mr. Glavin, none and over $100,000 for Mr. Moore.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, are compensated by the Adviser and/or affiliates and receive no compensation from the Fund for their services.

                                                         Total Compensation From the
                             Aggregate Compensation      Fund and John Hancock Fund
                             from the Fund (1)           Complex to Trustees (2)
                             ----------------------      ---------------------------
Independent Trustees
--------------------
Dennis J. Aronowitz                  $ 18                        $ 72,000
Richard P. Chapman*                    26                          78,100
William J. Cosgrove*                   21                          75,100
Richard A. Farrell                     21                          75,000
Gail D. Fosler+                        18                          72,000
William F. Glavin*                     21                          75,000
Dr. John A. Moore*                     18                          72,000
Patti McGill Peterson                  18                          72,000
John Pratt                             18                          72,100
                                     ----                        --------
Total                                $179                        $663,300

(1)  Compensation is for the current fiscal year ending October 31, 2002.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2002. As of this date, there were sixty-one funds in the John Hancock Fund Complex, with Mr. Moore and Ms. Peterson serving on thirty-nine funds and each the other Independent Trustees serving on thirty-one funds.

* As of December 31, 2002, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $46,844, Mr. Cosgrove was $166,358, Mr. Glavin was $219,230 and for Dr. Moore was $203,650 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

+    As of December 31, 2002, Ms. Fosler resigned as Trustee of the Complex.

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and as of March 31, 2003 had approximately $26 billion in assets under management in its capacity as investment adviser to the Fund and other funds in the John Hancock group of funds as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of approximately $130 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A. M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.


The Fund has entered into an investment management contract with the Adviser (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Adviser, in conjunction with the Sub-Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

Alliance Capital Management L.P. ("Alliance") serves as Subadviser to the Fund with respect to the Fund's growth and value investment strategies. Alliance, a Delaware limited partnership, is a leading international investment adviser with principal offices at 1345 Avenue of the Americas, New York, NY 10105. Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance and an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"). As of June 30, 2001 December 31, 2002, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 29.9% 30.7% of the outstanding units of limited partnership interest in Alliance ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interest are traded on the New York Stock Exchange in the form of units ("Alliance Holding Units"). As of June 30, 2001 December 31, 2002, AXA Financial, together with certain of its wholly-owned subsidiaries, including ACMC, beneficially owned 2.1% 1.9% of the outstanding Alliance Holding Units and 51.8% 55.7% of the outstanding Alliance Units. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French company.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the growth and value portion of the Fund and the composition of these portions of the Fund's portfolio and furnishing the Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser a fee monthly based on an annual rate of 0.85% of the average of the daily net assets of the Fund.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit. The Adviser has agreed to limit the Fund's expenses (excluding 12b-1 fees) to 1.20% of the Fund's average daily net assets. The Adviser reserves the right to terminate this limitation in the future.

For the period from the commencement of operations of the Fund on February 25, 2002, to October 31, 2002, advisory fees payable to the Fund's adviser amounted to $124,294, prior to the expense reduction by the Adviser. After the expense reduction, the fund paid no advisory fee for the period ended October 31, 2002.

As provided in the Sub-Advisory Agreement, the Adviser (not the Fund) pays Alliance a monthly subadvisory fee. For the first year, beginning on the date the Fund commences operations, the Adviser will pay the Sub-Adviser a subadvisory fee at an annual rate of 0.500% of the average net assets in the Fund managed by the Sub-Adviser. Thereafter, the fee shall be calculated at the following annual rates:

     0.900% on the first $20 million of average net assets managed by the Sub-Adviser;
     0.750% on the next $20 million of average net assets managed by the Sub-Adviser;
     0.600% on the next $20 million of average net assets managed by the Sub-Adviser;
     0.400% on the next $40 million of average net assets managed by the Sub-Adviser;
     0.300% on the next average net assets in excess of $100 million managed by the Sub-Adviser.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Sub-Adviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Sub-Adviser for the Fund or for other funds or clients for which the Adviser or Sub-Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, the Sub-Adviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement and Sub-Advisory Agreement, the Adviser and Sub-Advisers are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective Agreements relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable Agreements.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment Adviser and Sub-adviser and determining whether to approve and renew the Fund's Advisory Agreement and Sub-Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser and Sub-Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser and Sub-adviser; (2) the investment performance of the Fund; (3) the fair market value of the services provided by the Adviser and Sub-Adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the Adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

In approving the Fund's Advisory Agreement and Sub-Advisory Agreement, the Board considered and evaluated various factors, including the terms and conditions of the Agreements, including the nature, extent and quality of the services to be provided to the Fund by the Adviser and Sub-Adviser and the structure and rates of the investment advisory fees to be charged for those services. On the basis of its review, the Board of Trustees found that the terms of the Investment Advisory Agreement and Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund's shareholders.

The Advisory Agreement, Sub-Advisory Agreement and Distribution Agreement (discussed below) will continue in effect from year to year, provided that its continuance is approved annually both by (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or

"interested persons" of any such parties. These agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if it is assigned. The Sub-Advisory Agreement will terminate automatically upon the termination of the Advisory Agreement.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this Agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the period from the commencement of operations of the Fund on February 25, 2002 to October 31, 2002, the Fund paid the Adviser $3,084 for services under this Agreement.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A and Class C shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions for sales of the Fund's Class A shares for the period from the commencement of operations of the Fund on February 25, 2002, to October 31, 2002 were $85,567. The underwriting commissions for sales of the Fund's Class C shares for the period from the commencement of operations of the Fund on February 25, 2002, to October 31, 2002 were $62,085. The remainder of the underwriting commissions were reallowed to Selling Brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for class A shares and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fees will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and /or Class C Plans at any time with no additional liability for these expenses to the shareholders and the Fund. For the fiscal year ended October 31, 2002, an aggregate amount of $280,404 of distribution expenses, or 3.08% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods. For the fiscal year ended October 31, 2002, an aggregate of $162,076 of distribution expenses, or 2.96% of the average net assets of the Class C shares of the Fund was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fess in prior periods.

The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to the John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

During the fiscal year ended October 31, 2002, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund.

                                                Expense Items
                                                -------------

                                Printing and
                                Mailing of
                                Prospectuses to      Expenses of         Compensation          Interest, Carrying
                                New                  John Hancock        to Selling            or Other Finance
 Shares       Advertising       Shareholders         Funds               Brokers               Charges
 ------       -----------       ---------------      ------------        ------------          ------------------
Class A         $ 7,062            $  362               $1,926              $ 4,834                  $   0
Class B         $34,285            $1,758               $1,020              $20,524                  $4,185
Class C         $20,705            $1,142               $  758              $14,566                  $   0

SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to financial services firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of broker compensation payments are (1) the 12b-1 fees that are paid out of the Fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to financial services firms are shown on the next page.

Whenever you make an investment in the Fund, the financial services firm receives a reallowance/payment, as described below. The firm also receives the first year's service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual 12b-1 service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.

In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund and sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees or other administrative fees and costs may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

                                                                                 Broker receives
                                 Sales charge paid    Broker receives            12b-1 service fee   Total broker
                                 by investors (%      maximum reallowance        (% of net           compensation (1)
Class A Investments              of offering price)   (% of offering price)      investment) (3)     (% of offering price)
-------------------              ------------------   --------------------       ---------------     ---------------------
Up to $49,999                    5.00%                4.01%                      0.25%               4.25%
$50,000 - $99,999                4.50%                3.51%                      0.25%               3.75%
$100,000 - $249,999              3.50%                2.61%                      0.25%               2.85%
$250,000 - $499,999              2.50%                1.86%                      0.25%               2.10%
$500,000 - $999,999              2.00%                1.36%                      0.25%               1.60%

Investments of
Class A shares of
$1 million or more (4)
----------------------


First $1M - $4,999,999           --                   0.75%                      0.25%               1.00% (2)
Next $1 - $5M above that         --                   0.25%                      0.25%               0.50%
Next $1 or more above that       --                   0.00%                      0.25%               0.25%



                                                                                 Broker receives
                                                      Broker receives            12b-1 service fee   Total broker
                                                      maximum reallowance        (% of net           compensation (1)
Class B Investments                                   (% of offering price)      investment) (3)     (% of offering price)
-------------------                                   --------------------       ---------------     ---------------------
All amounts                      --                   3.75%                      0.25%               4.00%

                                                                                 Broker receives
                                                      Broker receives            12b-1 service fee   Total broker
                                                      maximum reallowance        (% of net           compensation (1)
Class C Investments                                   (% of offering price)      investment) (3)     (% of offering price)
-------------------                                   --------------------       ---------------     ---------------------
Over $1,000,000 or amounts
purchased at NAV                 --                   0.75%                      0.25%               1.00%
All other amounts                1.00%                1.75%                      0.25%               2.00%

(1) Broker percentages and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal total broker compensation percentages if combined using simple addition.


(2) Group investments may be eligible for 1% on asset levels of $5 million and higher.


(3)  After first year broker receives 12b-1 fees quarterly in arrears.


(4) Includes new investments aggregated with investments since the last annual reset. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment.


CDSC revenues collected by John Hancock Funds may be used to pay brokers commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value (NAV) of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market- maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.


Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or in the case of securities traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.


Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of a determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV of each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The fund no longer issues share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, subadviser or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandparents, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.


o Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.


o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

     Amount Invested                                     CDSC Rate
     ---------------                                     ---------
     $1 to $4,999,999                                    1.00%
     Next $5 million to $9,999,999                       0.50%
     Amounts of $10 million and over                     0.25%

Class C shares may be offered without a front-end sales charge to:

o    Investments of redemption proceeds from a non-John Hancock mutual fund.

o Group Retirement plan products for which John Hancock Signature Services performs recordkeeping and administrative services. (These plans include 403(b), Simple IRA, SEP and SARSEP plans.)

o Group Retirement plan products sold through third party administrators under the John Hancock SELECT retirement plan program. (These plans include 401(k), Money Purchase and Profit Sharing plans.)


o An investor who buys through a Merrill Lynch, Raymond James Financial Services or Raymond James & Associates omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

o Certain retirement plans participating in Merrill Lynch servicing programs offered in Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information. Merrill Lynch retirement plans are waived from CDSC.


Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

     o Proceeds of 50 shares redeemed at $12 per shares (50 x 12)     $600.00
     o *Minus Appreciation ($12 - $10) x 100 shares                   (200.00)
     o Minus proceeds of 10 shares not subject to CDSC
         (dividend reinvestment)                                      (120.00)
                                                                      -------
     o Amount subject to CDSC                                         $280.00

     * The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemption of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)


* Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A, Class B and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.


* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

* Redemption of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*    Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.

--------------------------------------------------------------------------------------------------------------
Type of                 401 (a) Plan      403 (b)           457              IRA, IRA          Non-
Distribution            (401 (k), MPP,                                       Rollover          retirement
                        PSP) 457 & 408
                        (SEPs &
                        Simple IRAs)
--------------------------------------------------------------------------------------------------------------
Death or Disability     Waived            Waived            Waived           Waived            Waived
--------------------------------------------------------------------------------------------------------------
Over 70 1/2             Waived            Waived            Waived           Waived for        12% of account
                                                                             required          value annually
                                                                             minimum           in periodic
                                                                             distributions*    payments
                                                                             or 12% of
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
--------------------------------------------------------------------------------------------------------------
Between 59 1/2          Waived            Waived            Waived           Waived for Life   12% of account
and 70 1/2                                                                   Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
--------------------------------------------------------------------------------------------------------------
Under 59 1/2            Waived for        Waived for        Waived for       Waived for        12% of account
(Class B and            annuity           annuity           annuity          annuity           value annually
 Class C only)          payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                        or 12% of         or 12% of         or 12% of        or 12% of         payments
                        account value     account value     account value    account value
                        annually in       annually in       annually in      annually in
                        periodic          periodic          periodic         periodic
                        payments.         payments.         payments.        payments.
--------------------------------------------------------------------------------------------------------------
Loans                   Waived            Waived            N/A              N/A               N/A
--------------------------------------------------------------------------------------------------------------
Termination of Plan     Not Waived        Not Waived        Not Waived       Not Waived        N/A
--------------------------------------------------------------------------------------------------------------
Hardships               Waived            Waived            Waived           N/A               N/A
--------------------------------------------------------------------------------------------------------------
Qualified Domestic      Waived            Waived            Waived           N/A               N/A
Relations Orders
--------------------------------------------------------------------------------------------------------------
Termination of          Waived            Waived            Waived           N/A               N/A
Employment
Before Normal
Retirement Age
--------------------------------------------------------------------------------------------------------------
Return of Excess        Waived            Waived            Waived           Waived            N/A
--------------------------------------------------------------------------------------------------------------

* Required minimum distributions based on John Hancock Mutual Funds IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholders will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund will retain the exchanged Fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:
---------------------------------------------------------------------


Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.


For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor), share in the expense of these fees.

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and one other series. Additional series may be added in the future. The Trustees have also authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distributions requirements.

Distribution from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain" they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their asset in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return for these investments.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income from each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Certain options, futures, and forward foreign currency contracts undertaken by the Fund could cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sales or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) that in a transaction is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carry forward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. Presently, there are no realized capital loss carryforwards available to offset future net realized capital gains.

Investment in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it acquires or holds any such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seeks to avoid becoming subject to Federal income or excise tax.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extend such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

As of October 31, 2002, the cumulative total return before taxes of Class A shares of the Fund since the commencement of operations on February 25, 2002 was -27.16%.

As of October 31, 2002, the cumulative togtal return before taxes of Class B shares of the Fund since the commencement of operations on February 25, 2002, was -27.42%.

As of October 31, 2002, the cumulative total return before taxes of Class C shares of the Fund since the commencement of operations on February 25, 2002, was -25.11%.

The average annual total return before taxes is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T) = ERV

Where:

     P =      a hypothetical initial payment of $1,000.
     T =      average annual total return
     n =      number of years
     ERV =    ending redeemable value of a hypothetical $1,000 payment made at the  beginning of the 1-year, 5-year or 10-year periods
              (or fractional portion).

The Fund discloses average annual total returns after taxes for Class A shares for the one, five and 10 year periods ended December 31, 2002 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)  = ATV
             D
Where:

     P =       a hypothetical initial payment of $1,000.
     T =       average annual total return (after taxes on distributions)
     n =       number of years
     ATV  =    ending value of a hypothetical $1,000 payment made at the
        D      beginning of the 1-year, 5-year or 10-year periods (or
               fractional portion), after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or period since commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)  = ATV
             DR
Where:

     P =       a hypothetical initial payment of $1,000.
     T =       average annual total return (after taxes on distributions
               and redemption)
     n =       number of years
     ATV   =   ending value of a hypothetical $1,000 payment made at the
        DR     beginning of the 1-year, 5-year or 10-year periods (or
               fractional portion), after taxes on fund distributions and redemption.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. These calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A or Class C shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A and Class C shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                          6
      Yield = 2 ([a-b) +1] - 1)
                  ---
                  cd
Where:

     a =   dividends and interest earned during the period.
     b =   net expenses accrued during the period.
     c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
     d =   the maximum offering price per share on the last day of the period
          (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices. The Fund may also utilize research and analysis from sources such as Zephyr and Strategic Insight.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's or Subadviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund's trading practices and investments are reviewed monthly by the Adviser's Senior Investment Policy Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers and directors of the Adviser and Trustees of the Trust who are interested persons of the Fund.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser and Subadviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser and Subadviser of the Fund.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended October 31, 2002, the Fund paid $32,580 as compensation to brokers for research services such as industry, economic and company reviews and evaluations of securities.

Research services received from broker-dealers supplement the Adviser's or Sub-adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with the Adviser's or Subadviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser or Subadviser since the broker-dealers used by the Adviser or Subadviser tend to follow a broader universe of securities and other matters than the Adviser's or Subadviser's staff can follow. In addition, the research provides the Adviser or Subadviser with a diverse perspective on financial markets. Research services provided to the Adviser or Subadviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates, or by the Subadviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's or Subadviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities. In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments.

The Adviser and Subadviser believe that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's or Subadviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or Subadviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser and Subadviser. However, to the extent that the Adviser or Subadviser would have purchased research services had they not been provided by broker-dealers, the expenses to the Adviser or Subadviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or Sub-adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or Subadviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

While the Adviser and/or Subadviser's will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser or Subadviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the fiscal year ended October 31, 2002, the Fund paid negotiated commission of $108,806.

The Adviser or Subadviser may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by the Adviser or Subadviser in particular, including sales of the Fund. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the John Hancock funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution and the Conduct Rules of the National Association of Securities Dealers, Inc. The Adviser or Subadviser will not use a specific formula in connection with any of these considerations to determine the target levels.

Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser and/or the Subadviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the

Fund, the Adviser, the Subadviser or the Affiliated Broker. Because the Adviser or Subadviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or an "Affiliated Broker"). For the fiscal years ended October 31, 2001 and 2002, the Fund did not execute portfolio transactions with Signator.

Alliance Capital Management L.P. has several affiliates engaged in the brokerage business throughout the United States and abroad (all "Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers.

With respect to the portion of the Fund managed by the Adviser, for purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

The Sub-Adviser has also adopted procedures for partial-allocations. Accounts under the supervision of the Sub-Adviser are generally divided into two categories: 1) those with equity equal to or greater than $5 million (including relationships with combined equity equal to or greater than $5 million), and 2) those with equity less than $5 million. Accounts or account relationships falling into the first category will receive the appropriate partial allocation rounded to the nearest 100 shares if the result of the partial allocation is 1,000 shares or more. In any account or account relationship in this category where, as a result of the partial allocation, the account or account relationship would receive less than 1,000 shares, those accounts or account relationships are then chosen on a random basis to receive, if selected, the lesser of 1,000 shares or the number of shares remaining to be filled. Transactions for accounts or account relationships with equity of less than $5 million will be allocated on an all-or-nothing basis by random selection. This category of accounts and account relationships will receive roughly the percentage of the execution to which it is entitled as a whole (e.g., if this group represents 30% of the entire order, then approximately 30% of the shares executed will be allocated to the group). However, if there are shares remaining that would result in a partial allocation to an account with equity of less than $5 million, these shares will be allocated, if possible, to accounts with equity greater than $5 million if there are partials that have not been completed. To the extent there are none, these shares will be allocated to one account with equity of less than $5 million, resulting in a partial allocation. While a defined relationship of accounts will generally be treated as a single trading entity from the standpoint of allocation, account-specific factors, such as differences in risk tolerance, tax considerations or permitted investment techniques, may make treatment of the relationship as an entity inappropriate.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services monthly a fee which is based on an annual rate of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account and $17.50 for each Class C shareholder account. The Fund also pays Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class A, Class B and Class C shares. For Class A, B, and C shares, the Fund also pays certain out-of pocket expenses. Expenses are aggregated and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

FURTHER DETAILS

The Large Cap Growth Team
-------------------------

Alliance Capital Management, L.P. manages the Fund's large capitalization growth stocks utilizing its Large Cap Growth Strategy. Alliance is a leading growth manager for the institutional investment market - pension funds, banks, insurance companies, foundations and endowments. Alfred Harrison, CFA, Vice Chairman of the Board with 41 years of investment experience, and Stephanie Simon, CFA, Senior Vice President with 15 years of investment experience, direct the strategy.

The Large Cap Core Team
-----------------------

John Hancock Advisers, LLC manages the large capitalization core portion of the Fund. Paul Berlinguet, Vice President and Portfolio Manager with 17 years of investment experience, Robert Junkin, CPA, Vice President and Portfolio Manager with 15 years of investment experience, Robert Uek, CFA, Vice President and Portfolio Manager with 13 years of investment experience, Thomas Norton, CFA, Vice President and Portfolio Manager with 17 years of investment experience and Roger Hamilton, Vice President and Portfolio Manager with 23 years of investment experience, direct the strategy.


The Large Cap Value Team
------------------------

Alliance Capital's Bernstein Investment Research and Management Unit manages the large capitalization value portion of the Fund utilizing its Strategic Value Strategy. Bernstein combined with Alliance Capital Management in 2000 and is a leading value manager serving institutions, wealthy individuals and families. Lewis A. Sanders, CFA, Vice Chairman and Chief Investment Officer with 36 years of investment experience, and Marilyn G. Fedak, CFA, Chief Investment Officer - U.S. Value Equities and Executive Vice President with 31 years of investment experience, direct the strategy.


Asset Allocation
----------------

John Hancock Advisers, LLC, aims to capture the best performance of the combined portfolio each year. William L. Braman, Executive Vice President and Chief Investment Officer with 26 years of investment experience, directs the asset allocation team.

APPENDIX A - MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B

Description of Bond Ratings

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S RATINGS GROUP

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB, and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2002 Annual Report to Shareholders for the year ended October 31, 2002; (filed electronically on December 27, 2002, accession number (0000928816-02-000990) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Growth Trends Fund (file nos. 811-4079 and 2-92548).

John Hancock Equity Trust
  John Hancock Large Cap Spectrum Fund

   Statement of Assets and Liabilities as of October 31, 2002
   Statement of Operations for October 31, 2002
   Statement of Changes in Net Assets October 31, 2002
   Financial Highlights.
   Schedule of Investments as of October 31, 2002
   Notes to Financial Statements.
   Report of Independent Auditors.

                     JOHN HANCOCK INSTITUTIONAL SERIES TRUST

                       Statement of Additional Information
                                  July 1, 2003

                      John Hancock Dividend Performers Fund
            John Hancock Independence Diversified Core Equity Fund II

                 (each, a "Fund" and collectively, the "Funds")


This Statement of Additional Information provides information about the John Hancock Dividend Performers Fund ("Dividend Performers Fund") and John Hancock Independence Diversified Core Equity Fund II ("Diversified Core Equity Fund II") in addition to the information that is contained in the current Prospectus.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Funds' Prospectuses, copies of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                          John Hancock Way, Suite 1001
                        Boston, Massachusetts 02217-1001
                                 1-888-972-8696

                                TABLE OF CONTENTS

                                                                      Page

         Organization of the Funds                                      2
         Investment Objectives and Policies                             2
         Investment Restrictions                                       13
         Those Responsible for Management                              16
         Investment Advisory and Other Services                        24
         Distribution Contract                                         28
         Sales Compensation                                            28
         Net Asset Value                                               29
         Additional Services and Programs                              29
         Purchases and Redemptions Through Third Parties               30
         Special Redemptions                                           30
         Description of the Funds' Shares                              30
         Tax Status                                                    31
         Calculation of Performance                                    36
         Brokerage Allocation                                          38
         Transfer Agent Services                                       41
         Custody of Portfolio                                          41
         Independent Auditors                                          41
         Appendix A--Description of Securities Ratings                A-1
         Financial Statements                                         F-1

ORGANIZATION OF THE FUNDS

Each Fund is a series of John Hancock Institutional Series Trust (the "Trust") an open-end investment management company organized as a Massachusetts business trust on October 31, 1994 under the laws of the Commonwealth of Massachusetts.



The investment adviser of each Fund is John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser"). The Adviser is an indirect wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.


The investment sub-adviser of the Independence Diversified Core Equity Fund II is Independence Investment LLC ("Independence") (formerly Independence Investment Associates, Inc.). Independence is sometimes referred to herein as the "Sub-Adviser." The Sub-Adviser is responsible for providing investment advice to the Diversified Core Equity Fund II, subject to the review of the Trustees and overall supervision of the Adviser. Independence is an affiliate of the Life Company.


INVESTMENT OBJECTIVES AND POLICIES


The following information supplements the discussion of each Fund's investment objective and policies as discussed in the Prospectus. There is no assurance that either Fund will achieve its investment objective.


Each Fund has adopted certain investment restrictions that are detailed under "Investment Restrictions" in this Statement of Additional Information where they are classified as fundamental or nonfundamental. Those restrictions designated as fundamental may not be changed without shareholder approval. Each Fund's investment objective, investment policies and nonfundamental restrictions, however, may be changed by a vote of the Trustees without shareholder approval. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.


For a further description of each Fund's investment objectives, policies and restrictions see "Goal and Strategy" and "Main Risks" in the Prospectus and "Investment Restrictions" in this Statement of Additional Information. Effective October 1, 1999, existing shares of Diversified Core Equity Fund II were designated as "Class I" shares. See Appendix A to this Statement of Additional Information for a description of the quality categories of corporate bonds in which certain of the Funds may invest.

With respect to Dividend Performers Fund's investment policy of investing at least 80% of its Assets in "dividend performers", "Assets" means net asset plus the amount of any borrowings for investment purposes. Also, with respect to this 80% investment policy, the Fund will notify shareholders at least 60 days prior to any change in this policy.

With respect to the Diversified Core Equity Fund II's investment policy of investing at least 80% of its Assets in equity securities, "Assets" is defined as net assets plus the amount of any borrowings for investment purposes. Also, with respect to this 80% investment policy, the Fund will notify shareholders at least 60 days prior to any change in this policy.

Common stocks. Dividend Performers Fund and the Diversified Core Equity Fund II may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity. Ownership of common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. Common stocks have the potential to outperform fixed-income securities over the long term. Common stocks provide the most potential for growth, yet are the more volatile of the two asset classes.

Debt securities. Under normal conditions, Dividend Performers Fund will not invest in any debt securities. However, in abnormal conditions, Dividend Performers Fund may temporarily invest in U.S. Government securities and U.S. Government agency securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents (including U.S. Government securities maturing in 90 days or less.) Debt securities of corporate and governmental issuers in which the Funds may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Preferred stocks. Dividend Performers Fund and the Diversified Core Equity Fund II may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. Dividend Performers Fund may invest in convertible preferred stocks. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Investments in Foreign Securities and Emerging Countries. Each of the Funds may invest in U.S. dollar denominated securities of foreign issuers and in American Depositary Receipts.

ADRs (sponsored and unsponsored) are receipts, typically issued by U.S. banks, which evidence ownership of underlying securities issued by a foreign corporation. ADR's are publicly traded on a U.S. stock exchange or in the over-the-counter market. An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial inability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.


Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

Each Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. Each Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that a Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by a Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by each Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by a Fund which it is obligated to repurchase. Each Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting its repurchase. To minimize various risks associated with reverse repurchase agreements, a Fund will establish a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

In addition, a Fund will not enter into reverse repurchase agreements or other borrowings except from banks temporarily for extraordinary or emergency purposes (not for leveraging) in amounts not to exceed 33 1/3% of a Fund's total assets (including the amount borrowed) taken at market value. Each Fund will not use leverage to attempt to increase income. Each Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under the procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. Each Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. Each Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.


Options on Securities Indices. Dividend Performers Fund may purchase and write
(sell) call and put options on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. Dividend Performers Fund may write covered put and call options and purchase put and call options for any non-speculative purpose. These include using options as a substitute for the purchase or sale of securities or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on a securities index written by a Fund obligates the Fund to make a cash payment reflecting any increase in the index above a specified level to the holder of the option if the option is exercised at any time before the expiration date. A put option on a securities index written by a Fund obligates the Fund to make a cash payment reflecting any decrease in the index below a specified level from the option holder if the option is exercised at any time before the expiration date. Options on securities indices do not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.


All call and put options written by Dividend Performers Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or
(iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A Fund may also cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

Dividend Performers Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."


Purchasing Options. A Fund would normally purchase index call options in anticipation of an increase, or index put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. A Fund may also sell call and put options to close out its purchased options.

The purchase of an index call option would entitle a Fund, in return for the premium paid, to receive a cash payment reflecting any increase in the index above a specified level upon exercising the option during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if the amount of this cash payment exceeded the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of an index put option would entitle a Fund, in exchange for the premium paid, to receive a cash payment reflecting any decrease in the index below a specified level upon exercising the option during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. A Fund would ordinarily realize a gain if, during the option period, the level of the index decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.


Dividend Performers Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


Dividend Performers Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.


The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.


Futures Contracts and Options on Futures Contracts. Dividend Performers Fund may purchase and sell various kinds of futures contracts on securities indices, and purchase and write call and put options on these futures contracts, for any non-speculative purpose. Dividend Performers Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by Dividend Performers Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").


Futures Contracts. An index futures contract may generally be described as an agreement between two parties to deliver a final cash settlement price based on an increase or decrease in the level of the index above or below a specified level. Unlike some futures contracts, index futures do not involve the physical delivery of securities at the end of trading in the contract.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the contract will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.


Dividend Performers Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may be based on indices that include securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.


When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.


On other occasions, a Fund may take a "long" position by purchasing index futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices rates then available in the applicable market to be less favorable than prices that are currently available. Dividend Performers Fund may also purchase index futures contracts as a substitute for transactions in securities. For example, a Fund may engage in these substitution transactions in order to remain fully invested in the stock market while maintaining a sufficient cash position to meet the Fund's liquidity needs.

Options on Futures Contracts. Dividend Performers Fund may purchase and write options on index futures for the same purposes as its transactions in index futures contracts. The purchase of put and call options on index futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.


The writing of a call option on an index futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on an index futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by a Fund in writing options on index futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. Dividend Performers Fund will engage in index futures and related options transactions for bona fide hedging or other non-speculative purposes. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, Dividend Performers Fund expects that on 75% or more of the occasions on which it takes a long index futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities.


To the extent that a Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Dividend Performers Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

Transactions in index futures contracts and options on index futures involve brokerage costs, require margin deposits and, in the case of contracts and options that are economically equivalent to the purchase of securities, require a Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in index futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a Fund's index futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.

Forward Commitment and When-Issued Securities. Each Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. A Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. When a Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Funds losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns.


Warrants. Dividend Performers Fund may invest in warrants. Warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants tend to be more volatile than their underlying securities. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Government Securities. Each Fund may invest in government securities. However, under normal conditions, Dividend Performers Fund and will not invest in any debt securities, with the exception of cash equivalents (which include U.S. Government securities maturing in 90 days or less). In abnormal conditions, Dividend Performers Fund may temporarily invest in U.S. Government securities and U.S. Government agency securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Mortgage-Backed Securities. The Diversified Core Equity Fund II may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed securities" that may be available in the future.


Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the GNMA, the FNMA and the FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Funds do not intend to invest in residual interests.

Stripped Mortgage-Backed Securities. SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the SEC considers privately issued SMBS to be illiquid.


Structured or Hybrid Notes. Diversified Core Equity Fund II may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, a Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; a Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.


Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

Risk Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters, other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage-Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage-Backed Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. See Appendix A to this Statement of Additional Information which describes the characteristics of corporate bonds in the various ratings categories. The Funds may invest in comparable quality unrated securities which, in the opinion of the Adviser or Subadviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.

Lending of Securities. The Funds may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Funds may reinvest any cash collateral in short-term securities and money market funds. When a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. Each Fund can lend portfolio securities having a total value of 33 1/3% of its total assets.

Short-Term Trading. Short-term trading means the purchase and subsequent sale of security after it has been held for a relatively brief period of time. The Funds may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term turnover (100% or greater) involves correspondingly greater brokerage expenses. Each Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. Each Fund has adopted the following investment restrictions which may not be changed without the approval of a majority of the applicable Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information means the approval by the lesser of (1) the holders of 67% or more of a Fund's shares represented at a meeting if more than 50% of a Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

A Fund may not:

1. Issue senior securities, except as permitted by paragraphs 3, 6 and 7 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

2. Purchase securities on margin or make short sales [see non-fundamental investment restriction (d)], or unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions, (ii) for hedging the Fund's exposure to an actual or anticipated market decline in the value of its securities, (iii) to profit from an anticipated decline in the value of a security, and (iv) obtaining such short-term credits as may be necessary for the clearance of purchases and sales of securities.


3. Borrow money, except for the following extraordinary or emergency purposes: (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets and (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets. A Fund may not borrow money for the purpose of leveraging the Funds' assets. For purposes of this investment restriction, the deferral of Trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.


4. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purpose of the 1933 Act.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein,
         (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Invest in commodities, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies [see non-fundamental investment restriction (f)].

7. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

8. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

9. For each Fund with respect to 75% of total assets [see non-fundamental investment restriction (e)], purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities), if:

                  (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

A Fund may not:

(a) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or
         (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

(b) Invest more than 15% of the net assets of the Fund, taken at market value, in illiquid securities.

(c) Invest for the purpose of exercising control over or management of any company.

In addition:


(d)    Dividend Performers Fund may not make short sales.

(e) Dividend Performers Fund may not invest more than 5% of total assets at time of purchase in any one security (other than U.S. Government securities).

(f) Dividend Performers Fund may only purchase or sell stock index options, stock index futures, and stock index options on futures.

(g) Under normal conditions, Dividend Performers Fund may not invest more than 10% of total assets in cash and/or cash equivalents (except cash segregated in relation to futures, forward and option contracts).

(h) Under normal conditions Dividend Performers Fund will not invest in any debt securities. However, in abnormal conditions, this Fund may temporarily invest in U.S. Government Securities and U.S. Government agency securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents (including U.S. Government securities maturing in 90 days or less).




Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, a Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. or Canadian dollars, euros, sterling, or yen;
(2) traded on a major exchange; and (3) held physically outside of Russia.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Funds is managed by the Trustees, who elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Funds are also officers or Directors of the Funds' Adviser and/or the Subadviser, or officers and/or directors of the Funds' principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").




---------------------------- ------------- ----------- ------------------------------------------------ ---------------
                                                                                                        Number of
                                                                                                        John Hancock
                             Position(s)   Trustee/                                                     Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other                Overseen by
And Age                      Funds         Since(2)    Directorships During Past 5 Years                Trustee
---------------------------- ------------- ----------- ------------------------------------------------ ---------------
Independent Trustees
---------------------------- ------------- ----------- ------------------------------------------------ ---------------
James F. Carlin              Trustee       *1995       Director/Treasurer, Alpha Analytical , Inc.      31
Born:  1940                                 1995       (Analytical laboratory); Part Owner and
                                                       Treasurer, Lawrence Carlin Insurance Agency,
                                                       Inc. (since 1995); Part Owner and Vice
                                                       President, Mone Lawrence Carlin Insurance
                                                       Agency, Inc. (since 1996); Director/Treasurer,
                                                       Rizzo Associates (until 2000);  Chairman and
                                                       CEO, Carlin Consolidated, Inc.
                                                       (management/investments (since 1987);
                                                       Director/Partner, Proctor Carlin & Co., Inc.
                                                       (until 1999); Trustee, Massachusetts Health
                                                       and Education Tax Exempt Trust (since 1993);
                                                       Director of the following:  Uno Restaurant
                                                       Corp. (until 2001), Arbella Mutual (insurance)
                                                       (until 2000), HealthPlan Services, Inc. (until
                                                       1999), Flagship Healthcare, Inc. (until 1999),
                                                       Carlin Insurance Agency, Inc. (until 1999),
                                                       Chairman, Massachusetts Board of Higher
                                                       Education (until 1999).

---------------------------- ------------- ----------- ------------------------------------------------ ---------------

*Dividend Performers Fund and Diversified Core Equity Fund II, respectively.

(1) Business address for independent and interested Trustees and officers is 101
    Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/or certain other affiliates.


                                       16




---------------------------- ------------- ----------- ------------------------------------------------ ---------------
                                                                                                        Number of
                                                                                                        John Hancock
                             Position(s)   Trustee/                                                     Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other                Overseen by
And Age                      Funds         Since(2)    Directorships During Past 5 Years                Trustee
------------------------------- -------------- ----------- --------------------------------------------- ----------------
William H. Cunningham           Trustee        *1995       Former Chancellor, University of Texas        31
Born:  1944                                     1995       System and former President of the
                                                           University of Texas, Austin, Texas;
                                                           Chairman, IBT Technologies;
                                                           Director of the following: The
                                                           University of Texas Investment Management
                                                           Company (until 2000), Hire.com (since
                                                           2000), STC Broadcasting, Inc.
                                                           and Sunrise Television Corp.
                                                           (since 2000), Symtx, Inc. (since 2001),
                                                           Adorno/Rogers Technology, Inc.
                                                           (since 2001), Pinnacle Foods
                                                           Corporation (since 2000), rateGenius
                                                           (since 2000), LaQuinta Motor Inns,
                                                           Inc. (hotel management company)
                                                           (until 1998), Jefferson-Pilot
                                                           Corporation (diversified life
                                                           insurance company), New Century Equity
                                                           Holdings (formerly Billing Concepts)
                                                           (until 2001), eCertain (until
                                                           2001), ClassMap.com (until 2001), Agile
                                                           Ventures (until 2001), LBJ Foundation
                                                           (until 2000), Golfsmith
                                                           International, Inc. (until 2000), Metamor
                                                           Worldwide (until 2000), AskRed.com
                                                           (until 2001), Southwest Airlines
                                                           and Introgen; Advisory Director, Q
                                                           Investments; Advisory Director, Chase Bank
                                                           (formerly Texas Commerce Bank - Austin).

------------------------------- -------------- ----------- --------------------------------------------- ----------------
Ronald R. Dion                  Trustee        *1998       Chairman and Chief Executive Officer, R.M.    31
Born:  1946                                     1998       Bradley & Co., Inc.; Director, The New
                                                           England Council and Massachusetts
                                                           Roundtable; Trustee, North Shore Medical
                                                           Center; Director, BJ's Wholesale Club, Inc.
                                                           and a corporator of the Eastern Bank;
                                                           Trustee, Emmanuel College.

------------------------------- -------------- ----------- --------------------------------------------- ----------------

*Dividend Performers Fund and Diversified Core Equity Fund II, respectively.

(1) Business address for independent and interested Trustees and officers is 101
    Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/or certain other affiliates.


                                       17





---------------------------- ------------- ----------- ------------------------------------------------ ---------------
                                                                                                        Number of
                                                                                                        John Hancock
                             Position(s)   Trustee/                                                     Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other                Overseen by
And Age                      Funds         Since(2)    Directorships During Past 5 Years                Trustee
------------------------------- -------------- ----------- --------------------------------------------- ----------------
Charles L. Ladner               Trustee        *1995       Chairman and Trustee, Dunwoody Village,       31
Born:  1938                                     1995       Inc. (Retirement Services); Senior Vice
                                                           President and Chief Financial Officer,
                                                           UGI Corporation (Public Utility
                                                           Holding Company)(retired 1998); Vice
                                                           President and Director for
                                                           AmeriGas, Inc. (retired 1998);
                                                           Director of AmeriGas Partners, L.P. (until
                                                           1997)(gas distribution);
                                                           Director, Parks and History Association
                                                           (since 2001).

------------------------------- -------------- ----------- --------------------------------------------- ----------------
Steven Pruchansky               Trustee        *1995       Chairman and Chief Executive Officer, Mast    31
Born:  1944                                     1995       Holdings, Inc. (since 2000); Director and
                                                           President, Mast Holdings, Inc. (until
                                                           2000); Managing Director, JonJames, LLC
                                                           (real estate)(since 2001); Director, First
                                                           Signature Bank & Trust Company (until
                                                           1991); Director, Mast Realty Trust (until
                                                           1994); President, Maxwell Building Corp.
                                                           (until 1991).

------------------------------- -------------- ----------- --------------------------------------------- ----------------
Norman H. Smith                 Trustee        *1995       Lieutenant General, United States Marine      31
Born:  1933                                     1995       Corps; Deputy Chief of Staff for Manpower
                                                           and Reserve Affairs, Headquarters Marine
                                                           Corps; Commanding General III Marine
                                                           Expeditionary Force/3rd Marine Division
                                                           (retired 1991).

------------------------------- -------------- ----------- --------------------------------------------- ----------------

*Dividend Performers Fund and Diversified Core Equity Fund II, respectively.

(1) Business address for independent and interested Trustees and officers is 101
    Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/or certain other affiliates.


                                       18




---------------------------- ------------- ----------- ------------------------------------------------ ---------------
                                                                                                        Number of
                                                                                                        John Hancock
                             Position(s)   Trustee/                                                     Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other                Overseen by
And Age                      Funds         Since(2)    Directorships During Past 5 Years                Trustee
------------------------------- -------------- ----------- --------------------------------------------- ----------------
John P. Toolan                  Trustee        *1995       Director, The Smith Barney Muni Bond Funds,   31
Born:  1930                                     1995       The Smith Barney Tax-Free Money Funds,
                                                           Inc., Vantage Money Market Funds (mutual
                                                           funds), The Inefficient-Market Fund, Inc.
                                                           (closed-end investment company); Chairman,
                                                           Smith Barney Trust Company of Florida;
                                                           Director, Smith Barney, Inc., Mutual
                                                           Management Company and Smith Barney
                                                           Advisers, Inc. (investment advisers)
                                                           (retired 1991); Senior Executive Vice
                                                           President, Director and member of the
                                                           Executive Committee, Smith Barney, Harris
                                                           Upham & Co., Incorporated (investment
                                                           bankers) (until 1991).

------------------------------- -------------- ----------- --------------------------------------------- ----------------
Interested Trustees
------------------------------- -------------- ----------- --------------------------------------------- ----------------
John M. DeCiccio (3)            Trustee        *2001       Executive Vice President and Chief            52
Born:  1948                                     2001       Investment Officer, John Hancock Financial
                                                           Services, Inc.; Director, Executive
                                                           Vice President and Chief Investment
                                                           Officer, John Hancock Life Insurance
                                                           Company; Chairman of the Committee of
                                                           Finance of John Hancock Life
                                                           Insurance Company; Director, John
                                                           Hancock Subsidiaries, LLC, Hancock Natural
                                                           Resource Group, Independence
                                                           Investment LLC, Independence Fixed
                                                           Income LLC, John Hancock Advisers, LLC
                                                           (the "Adviser") and The Berkeley
                                                           Financial Group, LLC ("The Berkeley
                                                           Group"), John Hancock Funds, LLC ("John
                                                           Hancock Funds"), Massachusetts
                                                           Business Development Corporation;
                                                           Director, Insurance Agency, Inc. (until
                                                           1999.

------------------------------- -------------- ----------- --------------------------------------------- ----------------

*Dividend Performers Fund and Diversified Core Equity Fund II, respectively.

(1) Business address for independent and interested Trustees and officers is 101
    Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/or certain other affiliates.


                                       19





---------------------------- ------------- ----------- ------------------------------------------------ ---------------
                                                                                                        Number of
                                                                                                        John Hancock
                             Position(s)   Trustee/                                                     Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other                Overseen by
And Age                      Funds         Since(2)    Directorships During Past 5 Years                Trustee
------------------------------ --------------- ----------- --------------------------------------------- ----------------
Maureen R. Ford (3)            Trustee,        *2000       Executive Vice President, John Hancock        52
Born:  1955                    Chairman,        2000       Financial Services, Inc., John Hancock Life
                               President and               Insurance Company; Chairman, Director,
                               Chief                       President and Chief Executive Officer, the
                               Executive                   Advisers and The Berkeley Group; Chairman,
                               Officer                     Director, President and Chief Executive
                                                           Officer, John Hancock Funds; Chairman,
                                                           Director and Chief Executive Officer,
                                                           Sovereign Asset Management Corporation
                                                           ("SAMCorp."); Director, Independence
                                                           Investment LLC, Independence Fixed Income
                                                           LLC and Signature Services, Inc.; Senior
                                                           Vice President, MassMutual Insurance Co.
                                                           (until 1999).

------------------------------ --------------- ----------- --------------------------------------------- ----------------
Principal Officers who are
not Trustees
------------------------------ --------------- ----------- --------------------------------------------- ----------------
William L. Braman              Executive       *2000       Executive Vice President and Chief            N/A
Born:  1953                    Vice             2000       Investment Officer, the Adviser and each of
                               President and               the John Hancock funds; Director, SAMCorp.,
                               Chief                       Executive Vice President and Chief
                               Investment                  Investment Officer, Baring Asset
                               Officer                     Management, London U.K. (until 2000).

------------------------------ --------------- ----------- --------------------------------------------- ----------------
Richard A. Brown               Senior Vice     *2000       Senior Vice President, Chief Financial        N/A
Born:  1949                    President and    2000       Officer and Treasurer, the Adviser, John
                               Chief                       Hancock Funds, and The Berkeley Group;
                               Financial                   Second Vice President and Senior Associate
                               Officer                     Controller, Corporate Tax Department, John
                                                           Hancock Financial Services, Inc. (until
                                                           2001).

------------------------------ --------------- ----------- --------------------------------------------- ----------------
Thomas H. Connors              Vice            *1995       Vice President and Compliance Officer, the    N/A
Born:  1959                    President and    1995       Adviser and each of the John Hancock funds;
                               Compliance                  Vice President, John Hancock Funds.
                               Officer

------------------------------ --------------- ----------- --------------------------------------------- ----------------

*Dividend Performers Fund and Diversified Core Equity Fund II, respectively.

(1) Business address for independent and interested Trustees and officers is 101
    Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/or certain other affiliates.



                                       20




---------------------------- ------------- ----------- ------------------------------------------------ ---------------
                                                                                                        Number of
                                                                                                        John Hancock
                             Position(s)   Trustee/                                                     Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other                Overseen by
And Age                      Funds         Since(2)    Directorships During Past 5 Years                Trustee
--------------------------- -------------- ----------- -------------------------------------------------- ------------------
William H. King             Vice           *1995       Vice  President  and  Assistant  Treasurer,   the  N/A
Born:  1952                 President       1995       Adviser;  Vice President and Treasurer of each of
                            and Treasurer              the John Hancock  funds;  Assistant  Treasurer of
                                                       each of the John Hancock funds (until 2001).

--------------------------- -------------- ----------- -------------------------------------------------- ------------------
Susan S. Newton             Senior Vice    *1995       Senior Vice President, Secretary and Chief Legal   N/A
Born:  1950                 President,      1995       Officer, SAMCorp., the Adviser and each of the
                            Secretary                  John Hancock funds, John Hancock Funds and The
                            and Chief                  Berkeley Group; Vice President, Signature
                            Legal Officer              Services (until 2000), Director, Senior Vice
                                                       President and Secretary, NM Capital.

--------------------------- -------------- ----------- -------------------------------------------------- ------------------
*Dividend Performers Fund and Diversified Core Equity Fund II, respectively.

(1) Business address for independent and interested Trustees and officers is 101
    Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/or certain other affiliates.


The Funds' Board of Trustees currently has four standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees. The Audit Committee members are Messrs. Ladner and Toolan. The Audit Committee recommends to the full board auditors for the Funds, monitors and oversees the audits of the Funds, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended February 28, 2003.

The Administration Committee's members are all of the Independent Trustees of the Funds. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with all Trustees on the selection and election of officers of the Funds and reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues. The Administration Committee held four meetings during the fiscal year ended February 28, 2003.

The Contracts/Operations Committee members are Messrs. Carlin, Smith and Pruchansky. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between each Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended February 28, 2003.

The Investment Performance Committee consists of Messrs. Dion and Cunningham. The Investment Performance Committee monitors and analyzes the performance of the Funds generally, consults with the adviser as necessary if each Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended February 28, 2003.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Funds, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2002.

--------------------------------------------------------------------------------
                           Dollar Range of        Aggregate dollar range of
                           Fund Shares            holdings in John Hancock funds
Name of Trustee            Owned by Trustee       overseen by Trustee (1)
--------------------------------------------------------------------------------
Independent  Trustees
--------------------------------------------------------------------------------
James F. Carlin            None                   $10,001-$50,000
--------------------------------------------------------------------------------
William H. Cunningham      None                   $10,001-$50,000
--------------------------------------------------------------------------------
Ronald R. Dion             None                   Over $100,000
--------------------------------------------------------------------------------
Charles L. Ladner          None                   Over $100,000
--------------------------------------------------------------------------------
Steven R. Pruchansky       None                   Over $100,000
--------------------------------------------------------------------------------
Norman H. Smith            None                   Over $100,000
--------------------------------------------------------------------------------
John P. Toolan             None                   $50,001-$100,000
--------------------------------------------------------------------------------
Interested Trustees
--------------------------------------------------------------------------------
John M. DeCiccio           None                   Over $100,000
--------------------------------------------------------------------------------
Maureen R. Ford            None                   Over $100,000
--------------------------------------------------------------------------------

(1) These Funds do not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2002, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be as follows: none and over $100,000 for Mr. Cunningham, none and over $100,000 for Mr. Dion, none and over $100,000 for Mr. Pruchansky, none and over $100,000 for Mr. Smith, none and over $100,000 for Mr. Toolan.

The following table provides information regarding the compensation paid by the Funds and other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Funds are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.

                             Aggregate              Total Compensation from
                             Compensation           all Funds in John Hancock
Trustees                     From the Fund(1)       Fund Complex to Trustees (2)
--------                     ----------------       ----------------------------

James F. Carlin               $   541                $  75,000
William H. Cunningham*            542                   75,100
Ronald R. Dion*                   541                   75,000
Charles L. Ladner                 517                   72,000
Steven R. Pruchansky*             518                   72,100
Norman H. Smith*                  565                   78,000
John P. Toolan*                   517                   72,000
                             --------               ----------
Total                          $3,741                 $519,200

      (1)    Compensation is for fiscal period ended February 28, 2003.

      (2) Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the calendar year ended December 31, 2002. As of that date, there were sixty-one funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty funds.

      (*) As of December 31, 2002 the value of the aggregate accrued deferred compensation from all Funds in the John Hancock fund complex for Mr. Cunningham was $428,963, for Mr. Dion was $122,717, for Mr. Pruchansky was $95,779, for Mr. Smith was $204,328 and for Mr. Toolan was $517,774 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of June 2, 2003, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of each of the Funds. As of that date, the following shareholders of record beneficially owned 5% or more of the outstanding shares of each Fund.



                                                                                         Percentage of Total
Name and Address of Shareholder                     Funds                                Outstanding Shares
-------------------------------                     -----                                ------------------


Northern Trust                                      Diversified Core Equity Fund II                17.97%
FBO AM Castle and Co Pension Plan
P.O. Box 92956 Chicago IL 60675-2956

NABANK                                              Diversified Core Equity Fund II                11.33%
Dave Dooling
P.O. Box 2180 Tulsa OK 74101-2180

Stetson & Co.                                       Diversified Core Equity Fund II                10.86%
ABN AMRO Trust Services Co.
161 N Clark Street # 10RTR
Chicago IL  60601

Peter Kamin                                         Diversified Core Equity Fund II                 9.00%
Knowles Electronics Inc.
Pension Trust
1151 Maplewood Drive
Itasca IL 60143-2058

Wendel & Co. A/C 529160                             Diversified Core Equity Fund II                 7.28%
C/o The Bank of New York
Mutual Fund Reorg Dept
PO Box 1066 Wall St Station
New York NY 10268-1066


                                       23



Jupiter and Co                                      Diversified Core Equity Fund II                 6.83%
C/o Investors Bank and Trust
PO Box 9130 FPG 90
Boston MA

Gaylord Brothers                                    Diversified Core Equity Fund II                 5.95%
PO Box 4901
Syracuse NY 13221

MCB Trust Services Custodian FB                     Diversified Core Equity Fund II                 5.21%
The Investment Incentive Plan
700 17th St Ste 150
Denver CO 80202-3502

MCB Trust Services Custodian FB                     Dividend Performers                            77.09%
The Investment Incentive Plan
700 17th St Ste 150
Denver CO 80202-3502

The Chase Manhattan Bank                            Dividend Performers                            20.74%
FBO ZAPCO
450 West 33rd Street 15th Floor
New York NY  10001


Shareholders of a Fund having beneficial ownership of more than 25% of the shares of a Fund may be deemed for purposes of the Investment Company Act of 1940, as amended, to control that Fund.

INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and as of March 31, 2003 has approximately $26 billion in assets under management in its capacity as investment adviser to the Funds and the other funds and publicly traded investment companies in the John Hancock group of funds as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of approximately $130 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.


Each Fund has entered into an investment management contract (the "Advisory Agreements") with the Adviser which was approved by the Funds' shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.


With respect to the Diversified Core Equity Fund II, the Adviser has entered into a Sub-Advisory Agreement with Independence Investment LLC. ("Independence" and the "Sub-Adviser) (formerly Independence Investment Associates, Inc.). Independence, located at 53 State Street, Boston, Massachusetts 02109, and organized in 1982, is a wholly owned indirect subsidiary of John Hancock Subsidiaries, Inc.

Under the Sub-Advisory Agreement, the Sub-Adviser, subject to the review of the Trustees and the over-all supervision of the Adviser, is responsible for managing the investment operations of the Diversified Core Equity Fund II and the composition of the Fund's portfolio and furnishing the Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.


Each Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses or redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders, meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreements, each Fund pays the Adviser monthly a fee based on a stated percentage of the average daily net assets of each Fund.


Funds                                               Rate
-----                                               ----

Dividend Performers Fund     .60% of average daily net assets up to $500 million
                             .55% of such  assets  in excess of $500 million

Diversified Core Equity Fund II    .50% of the average daily net assets up
                                     to $1 billion
                                   .45% of such  assets  in excess of $1 billion

Under the Sub-Advisory Agreement, the Adviser (not the Fund) pays a portion of its fee to the Sub-Adviser. Sub-Advisory fees are paid at the following rates:
Diversified Core Equity Fund II, 35% of the advisory fee payable on the Fund's average daily net assets. Prior to July 1, 2003, the Sub-Advisory fee paid by the Adviser to the Sub-Adviser was equal to 75% of the advisory fee payable on the fund's average daily net assets. Prior to June 7, 2002, the Sub-Advisory fee paid by the Adviser to the Sub-Adviser was equal to 80% of the advisory fee payable on the Fund's average daily net assets.

For the period ended February 28, 2001, the Adviser received $29,197 and $1,707,364 in investment management fees after expense limitation from Dividend Performers Fund and Diversified Core Equity Fund II, respectively.

For the period ended February 28, 2002, the Adviser waived the entire investment management fee for Dividend Performers Fund. For the period ended February 28, 2002, the Adviser received $588,262 after expense limitation from Diversified Core Equity Fund II.

For the period ended February 28, 2003, the Adviser waived the entire investment management fee for Dividend Performers Fund. For the period ended February 28, 2003, the Adviser received $353,818 from Diversified Core Equity Fund II.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit. The Adviser has agreed to limit Dividend Performers Fund's expenses to 1.00% of average daily net assets. This limitation may be terminated in the future. (Prior to July 1, 2003, the Adviser had agreed to limit Dividend Performers Fund's expenses to 0.70 of average daily net assets.)

Securities held by the Funds may also be held by other funds or investment advisory clients for which the Adviser, the Sub-Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Sub-Adviser for a Fund or for other funds or clients for which the Adviser or Sub-Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, the Sub-Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to each Advisory Agreement, where applicable, Sub-Advisory Agreement, the Adviser and Sub-Adviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which their respective Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable Agreement.

Under each Advisory Agreement, each Fund may use the name "John Hancock" or any name derived from or similar to it only for as long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If a Fund's Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.


Under the Sub-Advisory Agreement of the Diversified Core Equity Fund II, the Diversified Core Equity Fund II may use the name "Independence" or any name derived from or similar to it only for as long as the Sub-Advisory Agreement is effect. When the Sub-Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use any name indicating that it is advised by or otherwise connected with Independence. In addition, Independence or the Life Company may grant the non-exclusive right to use the name "Independence" or any similar name to any other corporation or entity, including but not limited to any investment company of which Independence or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.


Board Review of Investment Advisory Agreements Each Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser (and Sub-adviser with respect to the Diversified Core Equity Fund II) and determining whether to approve and renew the Fund's Advisory Agreement (and Sub-advisory Agreement for the Diversified Core Equity Fund II). The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser and Sub-adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. Each Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the

Board considers whether to renew an investment advisory contract or sub-advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser and Sub-adviser; (2) the investment performance of the Fund's assets managed by the Adviser or Sub-adviser; (3) the fair market value of the services provided by the Adviser or Sub-adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the Adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the Adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

Dividend Performers Fund: The primary factors underlying the Board's decision to renew the Dividend Performers Fund's Advisory Agreement were as follows:

o The Board determined that the performance results of the Fund and the Adviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable institutional large-cap funds derived from data provided by Lipper Inc. and appropriate market indexes.
o The Board decided that the advisory fee paid by the Fund was reasonable based on the average advisory fee for comparable funds. The Board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Fund's portfolio increases.
o The Board evaluated the Adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis. The Board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with the Adviser.





Diversified Core Equity Fund II The primary factors underlying the Board's decision to renew the Diversified Core Equity Fund II 's Advisory Agreement and Sub-Advisory Agreement were as follows:



o The Board determined that the performance results of the Fund and the Adviser's and Sub-Adviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable institutional large-cap funds derived from data provided by Lipper Inc. and appropriate market indexes.
o The Board decided that the advisory fee paid by the Fund was reasonable based on the average advisory fee for comparable funds. The Board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Fund's portfolio increases.
o The Board evaluated the Adviser's and Sub-Adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis. The Board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with the Adviser and Sub-Adviser.

Each Advisory Agreement, the Sub-Advisory Agreement and the Distribution Agreement (discussed below) will continue in effect from year to year if approved by either the vote of the Funds' shareholders or the Trustees, including a vote of a majority of the Trustees who are not parties to the agreement or "interested persons" of any such party, cast at a meeting called for such purposes. These Agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

Accounting and Legal Services Agreement. The Trust, on behalf of the Funds, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this Agreement, the Adviser provides the Fund with certain tax, accounting and legal services.


For the fiscal years ended February 29, 2001, February 28, 2002 and February 28, 2003, the Funds paid the Adviser the following for services under this
Agreement: Diversified Core Equity Fund II $64,547, $24,308, $20,591, Dividend Performers Fund $2,436, $1,107 and $1,126.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Funds also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Funds have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACT

Each Fund has a Distribution Agreement with John Hancock Funds. Under the Agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Funds which are continually offered at net asset value next determined.

SALES COMPENSATION

As part of its business strategy, John Hancock Funds may pay compensation to financial services firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your financial representative.

John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells shares of the Funds. This payment may not exceed 0.15% of the amount invested.

In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees or other administrative fees and costs may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of a Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.


Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or, in the case of securities traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.


Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern Time) by dividing the net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. Each Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class. Investors may exchange between institutional funds and Class I shares. If an investor exchanges institutional fund and Class I shares for Class A shares of Money Market Fund, any future exchanges out of the Money Market Fund Class A must be to another Class I or institutional fund.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Funds may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Funds. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Funds for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing and/or distribution services they provide with respect to the underlying Fund shares. John Hancock Funds, LLC (the Fund's principal distributor), is responsible for paying these fees.

SPECIAL REDEMPTIONS

Although the Funds would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. Each Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, each Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of that period.

DESCRIPTION OF THE FUNDS' SHARES


The Trustees of the Trust are responsible for the management and supervision of the Funds. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of three series. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Funds, or any other series of the Trust, into one or more classes. Effective October 1, 1999, existing shares of Diversified Core Equity Fund II were designated "Class I" shares.


Each share of a Fund represents an equal proportionate interest in the assets belonging to that Fund. When issued, shares are fully paid and nonassessable. In the event of liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Trust are freely transferable and have no preemptive, subscription or conversion rights.

In accordance with the provisions of the Declaration of Trust, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Funds have no intention of holding annual meetings of shareholders. Each Fund's shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Liability is therefore limited to circumstances in which a Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

A Fund reserves the right to reject any application which conflicts with a Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by a Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A Foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

Each Fund is treated as a separate entity for accounting and tax purposes, has qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, a Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

Each Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends, under normal circumstances, to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from each Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from a Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options and futures, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to a Fund's investment in stock or securities, including speculative currency positions, could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by a Fund or its shareholders in future years.

If a Fund invests (either directly or through depository receipts such as ADRs, GDRs or EDRs) in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Funds would not be able to pass through to their respective shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Funds to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. Each Fund may limit and/or manage its investments in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

The amount of a Fund's net realized capital gains, if any, in any given year will vary depending upon the current investment strategy of the Adviser and Subadviser and whether the Adviser and the Subadviser believes it to be in the best interest of the Funds to dispose of portfolio securities and/or engage in options, futures or forward transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in a Fund's portfolio or undistributed taxable income of a Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of a Fund (including by exercise of the exchange privilege), in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Also, any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

The Funds reserve the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. Although each Fund's present intention is to distribute all net capital gains, if any, the Fund will not in any event distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if such Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by such Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his Fund shares by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, each Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains of that Fund, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to a Fund and, as noted above, would not be distributed as such to shareholders. The John Hancock Independence Diversified Core Equity Fund II has a $1,722,374 capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. The entire Fund's carryforward expires on February 28, 2011. The John Hancock Dividend Performers Fund has a $ 549,979 capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. The entire Fund's carryforward expires on February 28, 2011.


For purposes of dividends received deduction available to corporations, dividends received by a Fund, if any, from U.S. domestic corporations in respect of any share of stock held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the applicable Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends-received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

Each Fund that invests in securities of foreign issuers may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the United States may reduce or eliminate such taxes. With respect to each Fund, because more than 50% of the Fund's total assets at the close of any taxable year will not consist of stock or securities of foreign corporations, the Funds will not be able to pass such taxes through to their shareholders, who in consequence will not include any portion of such taxes in their incomes and will not be entitled to tax credits or deductions with respect to such taxes. However, such Funds will be entitled to deduct such taxes in determining the amounts they must distribute in order to avoid Federal income tax.

Each Fund that invests in zero coupon securities or certain PIK or increasing rate securities and any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently) accrues income on such securities prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions, may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. Each Fund must distribute, at least annually, all or substantially all of its net income and net capital gains, including such accrued income or gain, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow cash, to satisfy these distribution requirements.

The Federal income tax rules applicable to certain structured or hybrid securities, currency swaps, interest rate swaps, caps, floors and collars, and possibly other investments or transactions are or may be unclear in certain respects, and each Fund will account for these investments or transactions in a manner intended to preserve its qualification as a regulated investment company and avoid material tax liability.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

With respect to each Fund that may enter into foreign currency positions, forwards, futures and options transactions, limitations imposed by the Code on regulated investment companies may restrict the Funds' ability to enter into options, futures, foreign currency positions, and forward foreign currency contracts.

Certain options, futures and forward foreign currency contracts undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect their character as long-term or short-term (or in the case of certain foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, futures contract, short sale or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of a Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Funds' distributions to shareholders. A Fund will also take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to minimize any potential adverse tax consequence.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Funds will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although a Fund may in its sole discretion provide relevant information to shareholders.

Each Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish a Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Funds may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Funds is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to a non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and unless an effective IRS Form W-8, Form W-8BEN, or other authorized withholding certificate is on file to back up withholding on certain other payments from the Fund. Non U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Funds.

The Funds are not subject to Massachusetts corporate excise or franchise taxes. The Funds anticipate that, provided that the Funds qualify as regulated investment companies under the Code, they will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

The average annual total return before taxes is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)n = ERV

Where:
        P=       a hypothetical initial payment of $1,000.
        T=       average annual total return
        n=       number of years
        ERV=     ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion).

The average annual total return for the 1 year and 5 year periods and for the life of each Fund for the period ended February 28, 2003 is as follows:




                                                      One Year Ended            Five Years Ended         Commencement of Operations
                                                     February 28, 2003          February 28, 2003            to February 28, 2003
                                                     -----------------          -----------------            --------------------
Dividend Performers Fund                                  -25.00%                    -4.17%                       6.37% (a)
Diversified Core Equity Fund II
                                                          -23.29%                    -3.68%                       7.44% (b)

  (a) Commencement of operations, March 30, 1995. (b) Commencement of operations, March 10, 1995.

Each Fund discloses average annual total returns after taxes for the one, five and 10 year periods ended December 31, 2002 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)n = ATVD

Where:
         P=       a hypothetical initial payment of $1,000.
         T=       average annual total return (after taxes on distributions)
         n=       number of years
       ATVD=      ending value of a hypothetical $1,000 payment made at
                  the beginning of the 1-year, 5-year, or 10-year periods
                  (or fractional portion) after taxes
                  on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)n = ATVDR

Where:
         P=        a hypothetical initial payment of $1,000.
         T=        average annual total return (after taxes on distributions and redemption).
         n=        number of years.
     ATVDR=        ending value of a hypothetical $1,000 payment made at
                   the beginning of the 1-year, 5-year or 10-year periods
                   (or fractional portion), after taxes on fund distributions and redemption.

This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

In addition to average annual total returns, the Funds may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period.

The Funds may advertise yield, where appropriate. A Fund's yield is computed by dividing its net investment income per share determined for a 30-day period by the maximum offering price per share on the last day of the period, according to the following standard formula:


                                               6
                  Yield = 2 ( [ ( a - b ) + 1 ] - 1 )
                                 -------
                                   cd

Where:
         a =      dividends and interest earned during the period.
         b =      net expenses accrued during the period.
         c =      the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
         d =      the maximum offering price per share on the last day of the period (NAV).

From time to time, in reports and promotional literature, a Fund's total return will be ranked or compared to indices of mutual funds and bank deposit vehicles. Such indices may include Lipper Analytical Services, Inc.'s "Lipper-Mutual Performance Analysis," a monthly publication which tracks net assets and total return on equity mutual funds in the United States, as well as those published by Frank Russell, Callan Associates, Wilshire Associates and SEI.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as Money magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's, and Barron's, Pensions & Investments and Institutional Investor may also be utilized. The Funds' promotional and sales literature may make reference to a Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Funds is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of any Fund for any period in the future. The performance of a Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease a Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund's trading practices and investments are reviewed monthly by the Adviser's Senior Investment Policy Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers and directors of the Adviser and Trustees of the Trust who are interested persons of the Fund.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser of the Fund.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended February 28, 2003, Dividend Performers Fund and Diversified Core Equity Fund II paid commissions in the amount of $1,165 and $40,660, respectively to compensate brokers for research services such as industry, economics and company reviews and evaluations of securities.


Research services received from broker-dealers supplement the Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with the Adviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser since the broker-dealers used by the Adviser tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the research provides the Adviser with a diverse perspective on financial markets. Research services provided to the Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities. In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments.

The Adviser believes that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. However, to the extent that the Adviser would have purchased research services had they not been provided by broker-dealers, the expenses to the Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.


While the Adviser's officers, in connection with the Subadviser (if applicable), will be primarily responsible for the allocation of the Funds' brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Trustees. For the fiscal years ended February 28, 2001, February 28, 2002 and February 28, 2003, the Funds paid negotiated brokerage commissions in the amount as follows: Diversified Core Equity Fund II $472,531, $164,809, $148,090, Dividend Performers Fund $24,294, $9,494 and $4,977, respectively.

The Adviser may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by the Adviser in particular, including sales of the Fund. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the John Hancock funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution and the Conduct Rules of the National Association of Securities Dealers, Inc. The Adviser will not use a specific formula in connection with any of these considerations to determine the target levels.

Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, or the Affiliated Broker. Because the Adviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.


The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or an "Affiliated Broker"). For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund did not execute portfolio transactions with Signator.


Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc., John Hancock Way, Suite 1001, Boston, MA 02217-1001, a wholly-owned indirect subsidiary of the Life Company is the transfer and dividend paying agent for each Fund. Each Fund pays Signature Services a fee of 0.05% of its average daily net assets.


CUSTODY OF PORTFOLIO

Portfolio securities of the Funds are held pursuant to a custodian agreement between each Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Funds are Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116. Deloitte & Touche LLP audits and renders opinions on the Funds' annual financial statements and reviews the Funds' annual Federal income tax returns.

APPENDIX A
----------

Description of Securities Ratings1

Moody's Investors Service, Inc.


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

The ratings described here are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise these ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent those which would be given to these securities on the date of a Fund's fiscal year-end.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


-------------------------------------------
1 The ratings described here are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise these ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent those which would be given to these securities on the date of a Fund's fiscal year-end.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

         1.       An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Commercial Paper

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-I or P-1 repayment ability will often be evidenced by the following characteristics:

         _        Leading market positions in well established industries.

         _        High rates of return on funds employed.

         _ Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         _ Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         _ Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2

Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

Issuers (or supporting institutions) rated Prime-3 (P-3) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's Ratings Group

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus of minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "P" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Saving & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits, being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Commercial Paper

Standard & Poor's describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
********

Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. A Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2003 Annual Report to Shareholders for the year ended February 28, 2003; (filed electronically on April 25, 2003, accession number 0001010521-03-000125) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Institutional Series Trust (file nos. 33-86102 and 811-8852).

John Hancock Institutional Series Trust
        John Hancock Dividend Performers Fund
        John Hancock Independence Diversified Core Equity Fund II

    Statement of Assets and Liabilities as of February 28, 2003 (audited). Statement of Operations for the year ended February 28, 2003 (audited). Statement of Changes in Net Asset for each of the two years in the period ended February 28, 2003 (audited).
    Financial Highlights for each of the 5 years in the period ended February
      28, 2003 (audited).
    Schedule of Investments as of February 28, 2003 (audited).
    Notes to Financial Statements.
    Report of Independent Auditors.

John Hancock
Large Cap
Spectrum
Fund

ANNUAL
REPORT

10.31.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

Trustees & officers
page 25

For your information
page 29

Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly for much of the year. Despite a strong rally in October, the broad Standard & Poor's 500 Index is down 22% year to date through October, the Dow Jones Industrial Average is off 15% and the technology-laden Nasdaq Composite Index has fallen 32%. Investors in equity mutual funds have been unable to escape the market's descent, as 99% of all U.S. diversified equity funds have produced negative results through October, according to Lipper, Inc., and the average equity fund has lost 23%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short-term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by nor
mally investing
at least 80% of
its assets in
stocks of large-
capitalization
companies. The
Fund's assets will
be managed
according to
three separate
investment
strategies --
growth, core
and value.

Over the last eight months

* Stocks fell sharply amid weaker-than-expected economic growth, downward earnings revisions, corporate scandals and fears of war.

* Large-cap stocks with their more complex balance sheets declined more than small- and mid-cap stocks.

* The Fund's investments in telecommunications, technology and pharmaceuticals hurt performance.

[Bar chart with heading "John Hancock Large Cap Spectrum Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2002." The chart is scaled in increments of 10% with -30% at the bottom and 0% at the top. The first bar represents the -23.30% total return for Class A. The second bar represents the -23.60% total return for Class B. The third bar represents the -23.60% total return for Class
C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested.]

Top 10 holdings

 4.9%   Pfizer
 4.5%   Microsoft
 3.9%   Freddie Mac
 3.1%   American International Group
 3.0%   Viacom
 2.8%   General Electric
 2.8%   Citigroup
 2.1%   Intel
 1.9%   Bank of America
 1.8%   American Express

As a percentage of net assets on October 31, 2002.



John Hancock
Large Cap Spectrum Fund

MANAGERS'
REPORT

John Hancock Large Cap Spectrum Fund began operations on February 25, 2002, in the midst of a turbulent market. As the year progressed, the slow pace of the economic recovery, weak corporate spending and earnings disappointments depressed stock prices. Accounting scandals, highlighted by WorldCom's bankruptcy, and talk of war with Iraq further unsettled investors. Large-cap stocks lagged small- and mid-cap names. The Standard & Poor's 500 Index returned -19.28% from the Fund's inception through October 31, 2002. The Russell 1000 Value Index returned -17.24% over the same period, while the Russell 1000 Growth Index returned -23.16%.

PERFORMANCE AND STRATEGY REVIEW

During the same tumultuous time frame, the Fund's Class A, Class B, and Class C shares returned -23.30%, -23.60% and -23.60%, respectively, at net asset value. By comparison, the average large-cap core fund returned -19.51%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions.

"...Fund began opera-
 tions on February 25,
 2002, in the midst of a
 turbulent market."

The Fund maintained its focus on large-cap companies with market capitalizations over $5 billion. We balance our investments across three investment disciplines, with 50% of our assets allocated to a core portfolio and 25% each invested in aggressive growth stocks and deep value stocks. This consistent asset allocation strategy gives the Fund exposure to whichever area is doing best, while also ensuring we have a stake in out-of-favor sectors that may be tomorrow's leaders.

LARGE CAP CORE STRATEGY
by Paul J. Berlinguet, John Hancock Advisers

The core portfolio trailed the S&P 500 Index, due to weak stock selection early on in technology, media and pharmaceuticals. Lackluster demand hurt software companies like Parametric Technology and Wind River Systems. AOL Time-Warner suffered when the expected synergies from the merger failed to materialize, while Liberty Media declined as some of its core investments in the media and cable areas turned in poor results. Finally, large-cap pharmaceuticals, such as Bristol-Myers Squibb and Schering-Plough, tumbled amid patent expiration, pipeline and manufacturing issues. We sold most of them and focused on higher-quality stocks with predictable earnings that were not tied to the economic recovery.

Our biggest investments were in the finance, consumer staples and consumer discretionary sectors. In the finance area, our focus was on insurers like American International Group (AIG) and Ambac Financial Group, which stand to benefit from improved industry pricing. We also added stakes in Fifth Third Bancorp, Wells Fargo and Bank of America, all of which have strong ties to the consumer. We kept a sizable investment in Freddie Mac, a government mortgage agency benefiting from low interest rates. But we sold market-sensitive stocks, such as discount broker Charles Schwab, and trimmed strong performers like Berkshire-Hathaway, Warren Buffet's holding company.

"Valuations on large-cap
 stocks are particularly
 attractive..."

In the consumer discretionary area, we shifted toward more de fensive companies with strong demand. Our purchases included Walt Disney, Wal-Mart Stores and Bed, Bath & Beyond, all of which contributed positively toward performance. We also maintained a sizable investment in Viacom, which rallied as advertising spending began a comeback. On the staples side, we sold CVS, which had been a top performer, and added stakes in names such as Kraft Foods and Coca-Cola, which have predictable earnings.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 14%, the second is Finance 9%, the third Computers 8%, the fourth Retail 8%, and the fifth Banks--United States 6%.]

LARGE CAP GROWTH AND VALUE STRATEGIES
by Seth Masters and Stephanie Simon, CFA, AllianceBernstein

Together, the growth and value strategies closely tracked the Russell 1000 Index, which returned -19.05% for the reporting period. Our investments in telecom and technology were the biggest detractors from performance. On the value side, WorldCom posted huge losses as it faced bankruptcy. We significantly reduced our holdings, but still held onto Qwest Communications, which stands to benefit from its mix of local service and related businesses. On the growth side, Intel was a poor performer as corporate spending on technology remained weak. Our investment in pharmaceuticals, such as Pfizer and Schering-Plough, also challenged our performance as concerns about generic competition and the lack of new blockbuster drugs mounted.

Financials were a sizable stake in both the value and growth portfolios. On the growth side, we maintained a large investment in Citigroup, a global financial services company whose stock price weakened under headline pressure. On the value side, consumer-oriented banks, such as Bank of America, Washington Mutual and Bank One, rallied nicely, generating profits for the Fund. Select health-care names in the growth portfolio, such as UnitedHealth Group and Cardinal Health, also contributed positively to results, as did certain retailers such as Lowe's.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Liberty Media followed by a down arrow with the phrase "Weak performance among media and cable holdings." The second listing is Pfizer followed by a down arrow with the phrase "Concerns about generic competition, lack of new drugs." The third listing is Bank of America followed by an up arrow with the phrase "Low interest rates, improved margins, low loan defaults."]

We took advantage of market volatility to improve the quality of our holdings. On the growth side, we focused on stable companies with strong balance sheets and the ability to generate cash amid the weak economy, including both Microsoft and Dell Computer. We also targeted economically sensitive or cyclical stocks, selecting high-quality companies (such as AIG) that have been unfairly punished by investors. On the value side, we augmented our stake in hybrid electric power utilities with minimal exposure to energy trading. Our focus was on companies with financial strength, such as American Electric Power and Entergy, which have the resources to weather further volatility.

"Together, the growth
 and value strategies closely
 tracked the Russell 1000
 Index..."

OPPORTUNITY AHEAD

We expect economic growth to pick up in 2003, barring a steep drop in investor confidence or slowdown in the housing market. The market's recent volatility and sharp decline have created new opportunities for investors. Valuations on large-cap stocks are particularly attractive, suggesting they should do well in a rebound. We believe the Fund is well-positioned with exposure to companies that may benefit from new developments, such as improved capital spending, emerging wireless trends and rising insurance prices, as well as defensive investments that should help stabilize the portfolio if volatility continues.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2002

The index used for
comparison is the
Standard & Poor's
500 Index, an unman-
aged index that
includes 500 widely
traded common stocks.

It is not possible to
invest in an index.
                              Class A      Class B      Class C        Index
Inception date                2-25-02      2-25-02      2-25-02           --

Average annual returns with maximum sales charge (POP)
Since inception 1              -27.16%      -27.42%      -25.11%      -19.11%

Cumulative total returns with maximum sales charge (POP)
Since inception                -27.16%      -27.42%      -25.11%      -19.11%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge
(CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 Not annualized.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $8,089 as of October 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Spectrum Fund, before sales charge, and is equal to $7,670 as of October 31, 2002. The second line represents the value of the same hypothetical investment made in the John Hancock Large Cap Spectrum Fund, after sales charge, and is equal to $7,284 as of October 31, 2002.

                                    Class B      Class C
Period beginning                    2-25-02      2-25-02
Without sales charge                 $7,640       $7,640
With maximum sales charge            $7,258       $7,488
Index                                $8,089       $8,089

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2002

This schedule is divided into two main categories: common stocks and short-term investments. Stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES   ISSUER                                                                                                  VALUE
COMMON STOCKS 94.92%                                                                                       $18,823,195
(Cost $21,192,801)

Advertising 0.47%                                                                                              $92,208
 1,600   Omnicom Group, Inc.                                                                                    92,208

Automobile / Trucks 1.35%                                                                                      267,690
 5,500   Genuine Parts Co.                                                                                     162,470
 1,400   Lear Corp.*                                                                                            51,170
 1,000   Magna International, Inc. (Class A) (Canada)                                                           54,050

Banks -- United States 6.31%                                                                                 1,250,216
 5,500   Bank of America Corp.                                                                                 383,900
 2,700   Bank One Corp.                                                                                        104,139
 3,100   Fifth Third Bancorp                                                                                   196,850
 4,800   FleetBoston Financial Corp.                                                                           112,272
 3,000   National City Corp.                                                                                    81,390
 4,300   Wachovia Corp.                                                                                        149,597
 4,400   Wells Fargo & Co.                                                                                     222,068

Beverages 1.79%                                                                                                355,884
 1,900   Anheuser-Busch Cos., Inc.                                                                             100,244
 5,500   Coca-Cola Co. (The)                                                                                   255,640

Broker Services 1.87%                                                                                          371,339
 1,700   Bear Stearns Cos., Inc. (The)                                                                         103,785
 2,100   Goldman Sachs Group, Inc. (The)                                                                       150,360
 2,200   Lehman Brothers Holdings, Inc.                                                                        117,194

Building 0.42%                                                                                                  83,816
 1,200   Centex Corp.                                                                                           54,576
 1,500   Georgia-Pacific Corp.                                                                                  18,300
   400   Sherwin-Williams Co. (The)                                                                             10,940

Chemicals 1.97%                                                                                                390,681
 8,600   Dow Chemical Co. (The)                                                                                223,514
 2,400   Eastman Chemical Co.                                                                                   87,216
 1,700   PPG Industries, Inc.                                                                                   79,951

Computers 8.13%                                                                                              1,611,675
 7,900   Dell Computer Corp.*                                                                                  226,019
19,400   Hewlett-Packard Co.                                                                                   306,520
 1,000   International Business Machines Corp.                                                                  78,940
16,800   Microsoft Corp.*                                                                                      898,296
10,000   Oracle Corp.*                                                                                         101,900

Cosmetics & Personal Care 1.74%                                                                                345,180
 8,000   Gillette Co. (The)                                                                                    239,040
 1,200   Procter & Gamble Co. (The)                                                                            106,140

Diversified Operations 3.80%                                                                                   753,485
 1,500   3M Co.                                                                                                190,410
22,300   General Electric Co.                                                                                  563,075

Electronics 2.63%                                                                                              521,335
 3,700   Avnet, Inc.*                                                                                           34,410
23,900   Intel Corp.                                                                                           413,470
11,500   Solectron Corp.*                                                                                       25,875
 3,000   Texas Instruments, Inc.                                                                                47,580

Finance 9.31%                                                                                                1,846,171
10,000   American Express Co.                                                                                  363,700
14,800   Citigroup, Inc.                                                                                       546,860
 2,500   Golden West Financial Corp.                                                                           172,650
 4,400   J.P. Morgan Chase & Co.                                                                                91,300
15,750   MBNA Corp.                                                                                            319,883
 3,250   Morgan Stanley Dean Witter & Co.                                                                      126,490
 6,300   Washington Mutual, Inc.                                                                               225,288

Food 2.04%                                                                                                     403,940
 4,000   Kellogg Co.                                                                                           127,440
 7,000   Kraft Foods, Inc. (Class A)                                                                           276,500

Household 0.82%                                                                                                162,100
 5,000   Newell Rubbermaid, Inc.                                                                               162,100

Insurance 6.06%                                                                                              1,201,624
 1,450   Aetna, Inc.                                                                                            58,435
 4,500   Ambac Financial Group, Inc.                                                                           278,100
 9,700   American International Group, Inc.                                                                    606,735
 1,900   Chubb Corp. (The)                                                                                     107,179
11,324   Travelers Property Casualty Corp. (Class A)*                                                          151,175

Leisure 1.05%                                                                                                  209,010
 3,000   Eastman Kodak Co.                                                                                      98,850
 6,000   Mattel, Inc.                                                                                          110,160

Machinery 0.25%                                                                                                 50,384
 1,600   Cooper Industries, Ltd. (Class A)                                                                      50,384

Media 4.45%                                                                                                    882,336
 8,400   Comcast Corp. (Class A)*                                                                              193,284
 6,000   Disney (Walt) Co. (The)                                                                               100,200
13,200   Viacom, Inc. (Class B)*                                                                               588,852

Medical 14.45%                                                                                               2,864,603
 1,500   Anthem, Inc.*                                                                                          94,500
 2,000   Bard (C.R.), Inc.                                                                                     111,860
 2,700   Cardinal Health, Inc.                                                                                 186,867
 5,400   Johnson & Johnson                                                                                     317,250
 4,500   Medtronic, Inc.                                                                                       201,600
 5,800   Merck & Co., Inc.                                                                                     314,592
30,300   Pfizer, Inc.                                                                                          962,631
 6,100   Schering-Plough Corp.                                                                                 130,235
 2,600   St. Jude Medical, Inc. *                                                                               92,586
 4,350   Tenet Healthcare Corp.*                                                                               125,062
 3,600   UnitedHealth Group, Inc.                                                                              327,420

Mortgage Banking 4.60%                                                                                         912,971
 2,050   Fannie Mae                                                                                            137,063
12,600   Freddie Mac                                                                                           775,908

Office 0.78%                                                                                                   155,600
 2,500   Avery Dennison Corp.                                                                                  155,600

Oil & Gas 3.92%                                                                                                777,639
 1,300   ChevronTexaco Corp.                                                                                    87,919
 4,600   ConocoPhillips                                                                                        223,100
 8,200   Exxon Mobil Corp.                                                                                     276,012
 5,200   Occidental Petroleum Corp.                                                                            148,356
 1,200   Valero Energy Corp.                                                                                    42,252

Paper & Paper Products 0.65%                                                                                   129,890
 6,200   MeadWestvaco Corp.                                                                                    129,890

Retail 7.71%                                                                                                 1,527,931
 4,000   Bed Bath & Beyond, Inc.*                                                                              141,840
 4,995   Kohl's Corp.*                                                                                         291,958
 7,900   Lowe's Cos., Inc.                                                                                     329,667
 1,600   Sears, Roebuck & Co.                                                                                   42,016
 3,000   Sysco Corp.                                                                                            95,040
 3,100   Target Corp.                                                                                           93,372
 6,700   Walgreen Co.                                                                                          226,125
 5,750   Wal-Mart Stores, Inc.                                                                                 307,913

Telecommunications 3.42%                                                                                       678,610
 9,500   Corning, Inc.*                                                                                         17,765
 8,100   Nokia Corp., American Depositary Receipt (Finland)                                                    134,622
40,600   Nortel Networks Corp. (Canada)*                                                                        49,938
30,225   Qwest Communications International, Inc.*                                                             102,463
 5,300   SBC Communications, Inc.                                                                              135,998
11,300   Tellabs, Inc.*                                                                                         86,784
 4,000   Verizon Communications, Inc.                                                                          151,040

Tobacco 1.33%                                                                                                  262,837
 6,450   Philip Morris Cos., Inc.                                                                              262,837

Transport 2.01%                                                                                                398,800
 6,000   Burlington Northern Santa Fe Corp.                                                                    154,380
12,100   Norfolk Southern Corp.                                                                                244,420

Utilities 1.59%                                                                                                315,240
 5,400   American Electric Power Co., Inc.                                                                     138,456
 2,200   Cinergy Corp.                                                                                          68,442
 1,800   Constellation Energy Group, Inc.                                                                       46,044
 1,800   PPL Corp.                                                                                              62,298

                                                                              INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                                RATE  (000s OMITTED)           VALUE
SHORT-TERM INVESTMENTS 5.52%                                                                                $1,094,000
(Cost $1,094,000)

Joint Repurchase Agreement 5.52%
Investment in a joint repurchase agreement
transaction with Barclays Capital, Inc. --
Dated 10-31-02, due 11-01-02 (Secured by
U.S. Treasury Inflation Indexed Note, 3.00%
due 07-15-12)                                                                    1.90%          $1,094       1,094,000

TOTAL INVESTMENTS 100.44%                                                                                  $19,917,195

OTHER ASSETS AND LIABILITIES, NET (0.44%)                                                                     ($86,119)

TOTAL NET ASSETS 100.00%                                                                                   $19,831,076

* Non-income producing security.

  Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $22,286,801)                           $19,917,195
Cash                                                                    1,602
Receivable for investments sold                                        30,378
Receivable for shares sold                                                690
Dividends and interest receivable                                      19,121
Receivable from affiliates                                             10,180
Other assets                                                               20

Total assets                                                       19,979,186

LIABILITIES
Payable for investments purchased                                      97,349
Payable for shares repurchased                                          9,772
Other payables and accrued expenses                                    40,989

Total liabilities                                                     148,110

NET ASSETS
Capital paid-in                                                    26,303,538
Accumulated net realized loss on investments                       (4,102,856)
Net unrealized depreciation of investments                         (2,369,606)

Net assets                                                        $19,831,076

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($6,039,508 [DIV] 787,232 shares)                               $7.67
Class B ($8,266,986 [DIV] 1,082,493 shares)                             $7.64
Class C ($5,524,582 [DIV] 723,288 shares)                               $7.64

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($7.67 [DIV] 95%)                                             $8.07
Class C ($7.64 [DIV] 99%)                                               $7.72

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
October 31, 2002 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $591)                 $199,215
Interest                                                               21,284

Total investment income                                               220,499

EXPENSES
Investment management fee                                             124,294
Class A distribution and service fee                                   14,185
Class B distribution and service fee                                   61,773
Class C distribution and service fee                                   37,171
Registration and filing fee                                            58,385
Transfer agent fee                                                     54,732
Custodian fee                                                          26,703
Auditing fee                                                           20,000
Printing                                                               16,164
Accounting and legal services fee                                       3,084
Miscellaneous                                                           2,744
Interest expense                                                          420
Legal fee                                                                 215
Trustees' fee                                                             200

Total expenses                                                        420,070
Less expense reductions                                              (131,467)

Net expenses                                                          288,603

Net investment loss                                                   (68,104)

REALIZED AND UNREALIZED LOSS

Net realized loss on investments                                   (4,102,856)
Change in net unrealized depreciation
  of investments                                                   (2,369,606)

Net realized and unrealized loss                                   (6,472,462)

Decrease in net assets from operations                            ($6,540,566)

1 Inception period from 2-25-02 through 10-31-02.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the incep-
tion of the Fund.
The difference
reflects earnings
less expenses,
any investment
gains and losses,
distributions
paid to share-
holders, if any,
and any increase
or decrease in
money share-
holders invested
in the Fund.
                                                                       PERIOD
                                                                        ENDED
                                                                     10-31-02 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                                                  ($68,104)

Net realized loss                                                  (4,102,856)
Change in net unrealized depreciation                              (2,369,606)

Decrease in net assets resulting from operations                   (6,540,566)
From Fund share transactions                                       26,371,642

NET ASSETS
Beginning of period                                                        --

End of period                                                     $19,831,076

1 Inception period from 2-25-02 through 10-31-02.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed during the period.

PERIOD ENDED                                          10-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00
Net investment loss 2                                       -- 3
Net realized and unrealized loss on investments          (2.33)
Total from investment operations                         (2.33)
Net asset value, end of period                           $7.67
Total return 4,5 (%)                                    (23.30) 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $6
Ratio of expenses to average net assets (%)               1.50 7
Ratio of adjusted expenses to average net assets 8 (%)    2.40 7
Ratio of net investment loss to average net assets (%)      -- 7
Portfolio turnover (%)                                      70

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00
Net investment loss 2                                    (0.04)
Net realized and unrealized loss on investments          (2.32)
Total from investment operations                         (2.36)
Net asset value, end of period                           $7.64
Total return 4,5 (%)                                    (23.60) 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $8
Ratio of expenses to average net assets (%)               2.20 7
Ratio of adjusted expenses to average net assets 8 (%)    3.10 7
Ratio of net investment loss to average net assets (%)   (0.69) 7
Portfolio turnover (%)                                      70



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00
Net investment loss 2                                    (0.04)
Net realized and unrealized loss on investments          (2.32)
Total from investment operations                         (2.36)
Net asset value, end of period                           $7.64
Total return 4,5 (%)                                    (23.60) 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $6
Ratio of expenses to average net assets (%)               2.20 7
Ratio of adjusted expenses to average net assets 8 (%)    3.10 7
Ratio of net investment loss to average net assets (%)   (0.69) 7
Portfolio turnover (%)                                      70

1 Class A, Class B, and Class C shares began operations on 2-25-02.

2 Based on the average of the shares outstanding.

3 Less than $0.01 per share.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total return would have been lower had certain expenses not been reduced during the period shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the period shown.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Large Cap Spectrum Fund (the "Fund") is a non-diversified series of John Hancock Equity Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital. The Fund's assets will be allocated among three investment styles: growth, core and value.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit as of October 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on October 31, 2002.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $4,063,884 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gain distributions will be made. The entire carryforward expires October 31, 2010.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2002, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.85% of the Fund's average daily net asset value. The Adviser has a subadvisory agreement with Alliance Capital Management L.P. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit the Fund's expenses, excluding the distribution and service fees, to 1.20% of the Fund's average daily net assets, at least until February 28, 2003. Accordingly, the expense reduction amounted to $131,467 for the period ended October 31, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended October 31, 2002, JH Funds received net up-front sales charges of $85,567 with regard to sales of Class A shares. Of this amount, $84,415 was paid as sales commissions to unrelated broker-dealers and $1,152 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended October 31, 2002, JH Funds received net up-front sales charges of $62,085 with regard to sales of Class C shares. Of this amount, $61,509 was paid as sales commissions to unrelated broker-dealers and $576 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended October 31, 2002, CDSCs received by JH Funds amounted to $24,230 for Class B shares and $2,149 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses. Effective January 1, 2003, the Fund will pay a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of- pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the period, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                       PERIOD ENDED 10-31-02 1
                   SHARES             AMOUNT
CLASS A SHARES
Sold            1,065,563        $10,469,656
Repurchased      (278,331)        (2,309,288)
Net increase      787,232         $8,160,368

CLASS B SHARES
Sold            1,455,953        $14,180,950
Repurchased      (373,460)        (3,099,618)
Net increase    1,082,493        $11,081,332

CLASS C SHARES
Sold              885,678         $8,455,714
Repurchased      (162,390)        (1,325,772)
Net increase      723,288         $7,129,942

NET INCREASE    2,593,013        $26,371,642

1 Inception period from 2-25-02 through 10-31-02.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended October 31, 2002, aggregated $37,442,363 and $12,126,706, respectively.

The cost of investments owned on October 31, 2002, including short-term investments, for federal income tax purposes was $22,325,772. Gross unrealized appreciation and depreciation of investments aggregated $262,593 and $2,671,170, respectively, resulting in net unrealized depreciation of $2,408,577. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the period ended October 31, 2002, the Fund reclassified amounts to reflect a decrease in accumulated net investment loss of $68,104 and a decrease in capital paid-in of $68,104. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating loss in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment loss per share in the financial highlights excludes these adjustments.



AUDITORS' REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Large Cap Spectrum Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Large Cap Spectrum Fund (a series of John Hancock Equity Trust) (the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the period from February 25, 2002 (commencement of operations) through October 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2002



TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid, if any, during its taxable year ended October 31, 2002.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2002, none of the dividends qualify for the corporate dividends-received deduction.

If the Fund paid dividends during the fiscal year, shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for the calendar year 2002.




TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             2001                31
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                         2001                31
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Trustee, Northeastern University (education); Chairman and Director, Lumber Insurance Co. (insurance) (until 2000); Chairman and Director, Northeast Retirement Services, Inc. (retirement administration)
(since 1998).

William J. Cosgrove, Born: 1933                                                             2001                31
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc.; Director, Hudson City Bancorp; Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell 2, Born: 1932                                                            2001                31
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and General Partner of the Venture Capital Fund of NE
(since 1980); Trustee, Marblehead Savings Bank (since 1994); prior to
1980, headed the venture capital group at Bank of Boston Corporation.

Gail D. Fosler 2, Born: 1947                                                                2001                31
Senior Vice President and Chief Economist, The Conference Board
(non-profit economic and business research) (since 1989); Director, Unisys
Corp. (since 1993); Director, H.B. Fuller Company (since 1992) and
DBS Holdings (Singapore) (banking and financial services) (since 1999);
Director, National Bureau of Economic Research (academic) (since 1989);
Director, Baxter International (medical health care) (since 2001).

William F. Glavin, Born: 1932                                                               2001                31
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

Patti McGill Peterson, Born: 1943                                                           2001                39
Executive Director, Council for International Exchange of Scholars (since
1998), Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1997); President Emerita of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (electric utility).

John A. Moore 2, Born: 1939                                                                 2001                39
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

John W. Pratt, Born: 1931                                                                   2001                31
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).


INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource
Group, Independence Investment LLC, Independence Fixed Income LLC,
John Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial
Group, LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John
Hancock Funds"), Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.")
(until 1999) and John Hancock Signature Services, Inc. ("Signature
Services") (until 1997).

Maureen R. Ford, Born: 1955                                                                 2001                61
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and Chief Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director, Independence Investment LLC,
Independence Fixed Income LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999).


PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE


William L. Braman, Born: 1953                                                                                   2001
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London UK (until 2000).

Richard A. Brown, Born: 1949                                                                                    2001
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   2001
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     2001
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     2001
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Classic Value Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

INVESTMENT SUBADVISER

Alliance Capital Management, L.P.
1345 Avenue of the Americas
New York, New York 10105

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet                    www.jhfunds.com

By regular mail                    John Hancock Signature Services, Inc.
                                   1 John Hancock Way, Suite 1000
                                   Boston, MA 02217-1000

By express mail                    John Hancock Signature Services, Inc.
                                   Attn: Mutual Fund Image Operations
                                   529 Main Street
                                   Charlestown, MA 02129

Customer service representatives   1-800-225-5291

24-hour automated information      1-800-338-8080

TDD line                           1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Large Cap Spectrum Fund.


6700A 10/02
      12/02

                                  John Hancock

                                    Dividend
                                      PERFORMERS
                                     FUND


ANNUAL
REPORT


2.28.03



                        Sign up for electronic delivery at
                        www.jhancock.com/funds/edelivery




                              [LOGO] John Hancock

--------------------------------------------------------------------------------
[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]
--------------------------------------------------------------------------------

Dear Fellow Shareholders,

After a robust start to 2003, the stock market quickly gave in to the continuing pressures that plagued it throughout 2002. The threat of war with Iraq increased and became a reality in mid- March. The uncertainty surrounding these and other geopolitical issues became uppermost in investors' minds and caused the market to continue the tumble that marked 2002. In the first two months of 2003, the Dow Jones Industrial Average returned -4.98%, the Standard & Poor's 500 Index lost 4.08% and the Nasdaq Composite Index was relatively flat, at 0.15%. Bonds advanced in the same period as investors sought safety.

The market's results through February 2003 matched the trend of the last three years, in which stocks lost ground every year as the economy stalled, corporate spending and profits were lackluster and investor confidence plunged amid corporate scandals. Bonds, on the other hand, outperformed stocks for a third straight year and produced positive results in 2002, while 96% of U.S. diversified stock mutual funds lost money. These results only confirm the importance of having a portfolio well diversified among stocks, bonds and cash.

In fact, the disparity between stock and bond results over the last three years means that many investors' portfolios may have shifted substantially in their mix between stocks and bonds. We recommend working with your investment professional to rebalance your assets according to your long-term goals.

After three down years - one of the longest declines in modern history - no one can predict when the bear market cycle will turn. Currently, uncertainties abound, with ongoing concerns about the economy and the risks of war.

 While all these factors are beyond our control, investors can take charge of how they maneuver through the inevitable bull and bear market cycles. We've said it before, but it bears repeating: the key is to keep a long-term perspective and work with your investment professional to develop and maintain a properly diversified portfolio. We believe this offers the best protection in the tough times and the best means to reach your long-term goals.


Sincerely,


/s/Maureen R. Ford
------------------
Maureen R. Ford,
Chairman and Chief Executive Officer

Over the last twelve months

[ ] Widespread nervousness continued to plague the stock market, which again produced negative results.

[ ] The Fund's relative underperformance was due to its heavier emphasis on large-capitalization stocks.

[ ] We began to see some compelling values that meet our strict investment standards.

--------------------------------------------------------------------------------
[Bar chart with heading "John Hancock Dividend Performers Fund." Under the heading is a note that reads "Fund performance for the year ended February 28, 2003." The chart is scaled in increments of 10% with -30% at the bottom and 0% at the top. The first bar represents the -25.00% total return for Class A. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]
--------------------------------------------------------------------------------

Top 10 holdings

3.7%     Standard & Poor's Depositary Receipts, Trust Series 1
3.1%     General Electric
3.0%     AFLAC
2.9%     Microsoft
2.8%     Pfizer
2.7%     American International Group
2.6%     Citigroup
2.6%     ExxonMobil
2.5%     Altria Group
2.5%     Cisco Systems

As a percentage of net assets on February 28, 2003.


YOUR FUND
AT A GLANCE

The Fund seeks long-term growth of capital with income as a secondary objective by investing primarily in "dividend performers" - dividend-paying companies that have typically increased their dividend payments over time or that the managers believe have the potential to increase their dividend payments.

BY JOHN F. SNYDER, III, AND PETER SCHOFIELD, CFA, PORTFOLIO MANAGERS

John Hancock Dividend Performers Fund

---------
MANAGERS'
REPORT
---------

Widespread nervousness continued to plague the stock market during the 12 months ended February 28, 2003. Optimism about the economic turnaround faded when economic reports painted a picture of a more anemic recovery. Accounting scandals continued to unnerve investors as the focus shifted from corporations such as Enron and WorldCom early in the year to Wall Street firms such as Citigroup and CS First Boston later. Finally, the looming prospect of war with Iraq further fueled investors' fears. The net result was another year of negative returns. For the year ended February 28, 2003, the broad Standard & Poor's 500 Index fell 22.67%.

PERFORMANCE REVIEW

For the same period, John Hancock Dividend Performers Fund returned -25.00% at net asset value. By comparison, the average large-cap core fund returned -23.80%, according to Lipper, Inc. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

"Widespread nervousness continued to plague the stock market..."

LARGE CAPITALIZATION AND TECHNOLOGY STOCKS SUFFER

The Fund's relative underperformance can be explained by its heavier emphasis on large-capitalization stocks. Many of our large-cap names were spared during the market's decline in 2001. As the end of a market downturn approaches, however, there's often indiscriminate selling. That's what happened this year as many large-cap names fell during what was believed to be the last stages of the market's capitulation. What's more, in the wake of

--------------------------------------------------------------------------------
[Photos' of John Snyder and Pete Schofield flush right next to first paragraph.]
--------------------------------------------------------------------------------

corporate scandals, many large-cap companies with complex balance sheets suffered as investors began to question their accounting practices. Because the Fund tends to hold more large-cap names than its peers, its performance was slightly below average. General Electric and American International Group (AIG) were among the large-cap names that disappointed us most.

Technology stocks also detracted from performance. With the continued weak economy, many corporations have drastically reduced their capital expenditures on technology. Semicon- ductor maker Texas Instruments, which we sold, started to see shortfalls in the third quarter of last year as their customers began to curtail spending.

UTILITIES AND BASIC MATERIALS OUTPERFORM

Despite the broadly negative results, we had good performances from our utility and basic materials stocks. In the utility sector, stock selection helped us minimize the Fund's downside risk, including avoiding utilities with credit problems such as El Paso and Williams. Our position in Questar also boosted performance. This integrated utility climbed more than 28% during the year, thanks to double-digit growth in its non-regulated businesses.

"Despite the broadly negative results, we had good performances from our utility and basic materials stocks."

Our overweight position in basic materials also contributed to performance. In particular, Praxair - which is a relatively new holding in the portfolio - performed strongly. This industrial gas company has not only benefited from improving pricing power and increasing revenues, but is also well insulated from the rising energy prices that have hurt its peers.

--------------------------------------------------------------------------------
[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Computers 12%, the second is Medical 11%, the third Insurance 10%, the fourth Finance 8% and the fifth Oil & gas 7%.]
--------------------------------------------------------------------------------

NEW OPPORTUNITIES

Given the stock market's prolonged downturn, we've begun to see some compelling values that meet our strict investment standards. The decline has allowed us to add several new stocks to the portfolio that we've long admired, but haven't bought because of their high valuations.

Coca-Cola is a perfect example. The stock's valuation has just recently come down to a level where we feel comfortable buying it. What's more, under new management, this world-class company has improved its relationship with its bottlers, successfully expanded into water and other non-carbonated beverages and continued to produce volume growth worldwide in an

--------------------------------------------------------------------------------
[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 2-28-03." The chart is divided into two sections (from top to left): Common stocks 91% and Short-term investments & other 9%.]
--------------------------------------------------------------------------------

extremely challenging environment. Unilever is another new holding. After struggling for the last few years, this consumer products powerhouse has improved volume growth by rationalizing its product offerings and focusing on its leading brands.

A LOOK AHEAD

With pervasive worries still overhanging the market, there are plenty of challenges ahead for stocks. First and foremost are concerns about the war with Iraq, which began shortly after the period ended. Second, investors are still nervous about the

--------------------------------------------------------------------------------
[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is AIG followed by a down arrow with the phrase "Worries about complex accounting." The second listing is Texas Instruments followed by a down arrow with the phrase "Cuts in corporate capital spending." The third listing is Praxair followed by an up arrow with the phrase "Improving pricing power and revenues."]
--------------------------------------------------------------------------------

anemic economic recovery. Over the last few years, the refinancing boom has put the money in consumers' pockets to purchase automobiles and houses. That spending has propped up the lackluster economy. With much of the refinancing opportunities behind us, many are wondering whether consumers can maintain the same level of spending, especially in the face of rising energy prices.

The good news is that interest rates are at 40-year lows and inflation remains in check, which creates a positive backdrop for stocks. In addition, President Bush's proposed tax relief plan should provide some level of economic stimulus. What's more, if the proposed elimination of the dividend tax passes, that should be a boon to our "dividend performers" stocks - those companies that have consistently raised their dividends over time or have the potential to.

In this difficult environment, it will be critical to own high-quality companies with strong balance sheets, steady earnings growth and the ability to leverage the gradual upturn in the economy.

"In this difficult environment, it will be critical to own high-quality companies..."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

-----------
A LOOK AT
PERFORMANCE
-----------

For the period ended February 28, 2003

The index used for comparison is the Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index.

                                               Fund             Index

Inception date                                3-30-95             -

--------------------------------------------------------------------------------
Average annual returns
--------------------------------------------------------------------------------

One year                                      -25.00%           -22.67%

Three years                                   -10.43%           -13.71%

Five years                                     -4.17%            -2.98%

Since inception                                 6.37%             8.55%

--------------------------------------------------------------------------------
Cumulative total returns
--------------------------------------------------------------------------------

One year                                      -25.00%           -22.67%

Three years                                   -28.14%           -35.76%

Five years                                    -19.19%           -14.04%

Since inception                                63.09%            91.47%


Performance figures assume all distributions are reinvested. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

This chart shows what happened to a hypothetical $10,000 investment in the Fund for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

--------------------------------------------------------------------------------
Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the Index and is equal to $19,147 as of February 28, 2003. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Dividend Performers Fund, and is equal to $16,309 as of February 28, 2003.
--------------------------------------------------------------------------------

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund, as of February 28, 2003.

FINANCIAL STATEMENTS

-----------
FUND'S
INVESTMENTS
-----------

Securities owned by the Fund on February 28, 2003

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.




SHARES                                                   ISSUER                                                  VALUE

----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS  91.35%                                                                                       $3,070,037
----------------------------------------------------------------------------------------------------------------------

(Cost $3,176,372)

Advertising 1.66% 55,629
1,050                                                    Omnicom Group, Inc.                                    55,629

Banks - United States 2.79%                                                                                     93,638
900                                                      Bank of America Corp.                                  62,316
850                                                      State Street Corp.                                     31,322

Beverages 2.06%                                                                                                 69,150
1,100                                                    Coca-Cola Co. (The)                                    44,242
650                                                      PepsiCo, Inc.                                          24,908

Building 0.98%                                                                                                  33,084
1,800                                                    Masco Corp.                                            33,084

Business Services - Misc. 1.51%                                                                                 50,712
1,250                                                    Block, H & R, Inc.                                     50,712

Chemicals 3.11%                                                                                                104,654
600                                                      Air Products & Chemicals, Inc.                         23,256
900                                                      PPG Industries, Inc.                                   41,760
750                                                      Praxair, Inc.                                          39,638

Computers 12.07%                                                                                               405,678
6,080                                                    Cisco Systems, Inc.*                                   84,998
1,900                                                    Dell Computer Corp.*                                   51,224
1,000                                                    First Data Corp.                                       34,650
4,000                                                    Hewlett-Packard Co.                                    63,400
400                                                      International Business Machines Corp.                  31,180


See notes to
financial statements.

8




SHARES                                                   ISSUER                                                  VALUE

Computers (continued)                                                                                         $405,678
4,100                                                    Microsoft Corp.                                        97,170
3,600                                                    Oracle Corp.*                                          43,056

Cosmetics & Personal Care 4.22%                                                                                141,851
1,500                                                    Avon Products, Inc.                                    78,000
780                                                      Procter & Gamble Co. (The)                             63,851

Diversified Operations 2.72%                                                                                    91,499
450                                                      3M Co.                                                 56,417
450                                                      Johnson Controls, Inc.                                 35,082

Electronics 3.11%                                                                                              104,617
4,350                                                    General Electric Co.                                  104,617

Finance 7.81%                                                                                                  262,482
500                                                      Capital One Financial Corp.                            15,485
2,666                                                    Citigroup, Inc.                                        88,884
950                                                      Morgan Stanley Dean Witter & Co.                       35,008
1,450                                                    SPDR Trust, Series 1                                  123,105

Food 2.55%                                                                                                      85,847
1,655                                                    Kraft Foods, Inc. (Class A)                            49,005
650                                                      Unilever NV, American Depositary
                                                          Receipts (ADR) (Netherlands)                          36,842

Insurance 9.85%                                                                                                330,934
3,250                                                    AFLAC, Inc.                                           101,562
1,820                                                    American International Group, Inc.                     89,708
1,000                                                    Hartford Financial Services Group, Inc. (The)          36,130
900                                                      Marsh & McLennan Cos., Inc.                            36,630
4,275                                                    Travelers Property Casualty Corp. (Class A)            66,904

Manufacturing 1.26%                                                                                             42,263
650                                                      Danaher Corp.                                          42,263

Media 1.88%                                                                                                     63,121
1,700                                                    Viacom, Inc. (Class B)*                                63,121

Medical 10.67%                                                                                                 358,590
1,700                                                    Abbott Laboratories                                    60,554
700                                                      Amgen, Inc.*                                           38,248
1,000                                                    Cardinal Health, Inc.                                  57,290
1,300                                                    Johnson & Johnson                                      68,185
870                                                      Medtronic, Inc.                                        38,889
3,200                                                    Pfizer, Inc.                                           95,424

Mortgage Banking 2.64%                                                                                          88,590
700                                                      Fannie Mae                                             44,870
800                                                      Freddie Mac                                            43,720

Office 2.08%                                                                                                    69,902
650                                                      Avery Dennison Corp.                                   37,310
1,050                                                    Pitney Bowes, Inc.                                     32,592

Oil & Gas 6.52%                                                                                                219,073
1,600                                                    Anadarko Petroleum Corp.                               73,728
1,500                                                    BP Plc (ADR) (United Kingdom)                          57,165
2,592                                                    ExxonMobil Corp.                                       88,180


                                                                                                 See notes to
                                                                                                 financial statements.

                                                                                                                     9




SHARES                                                   ISSUER                                                  VALUE


Retail 4.30%                                                                                                  $144,621
1,300                                                    Lowe's Cos., Inc.                                      51,090
1,000                                                    Target Corp.                                           28,650
1,350                                                    Wal-Mart Stores, Inc.                                  64,881

Telecommunications 2.91%                                                                                        97,700
2,000                                                    Nokia Corp. (ADR) (Finland)                            26,460
1,430                                                    SBC Communications, Inc.                               29,744
1,200                                                    Verizon Communications, Inc.                           41,496

Tobacco 2.53%                                                                                                   85,030
2,200                                                    Altria Group, Inc.                                     85,030

Utilities 2.12%                                                                                                 71,372
600                                                      Dominion Resources, Inc.                               32,340
1,400                                                    Questar Corp.                                          39,032

                                                            INTEREST           PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                          RATE             (000s OMITTED)                      VALUE

----------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 9.11%                                                                                  $306,000
----------------------------------------------------------------------------------------------------------------------

(Cost $306,000)

Joint Repurchase Agreement 9.11%
Investment in a joint repurchase agreement transaction with
 State Street Bank & Trust Co. - Dated 02-28-03 due
 03-03-03 (Secured by U.S. Treasury Bonds 7.250%
 due 05-15-16 and 7.125% due 02-15-23, U.S. Treasury Note
 1.500% due 02-28-05, U.S. Treasury Inflation Indexed Bond
 3.875% due 04-15-29, U.S. Treasury Inflation Indexed Notes
 3.375% due 01-15-07 and 4.250% due 01-15-10)                 1.31%                $306                        306,000

----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.46%                                                                                   $3,376,037
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (0.46%)                                                                     ($15,476)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS 100.00%                                                                                    $3,360,561
----------------------------------------------------------------------------------------------------------------------

* Non-income-producing security.

  Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.

10



FINANCIAL STATEMENTS

-----------
ASSETS AND
LIABILITIES
-----------

February 28, 2003

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes as well as the net asset value per share.

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $3,482,372)                               $3,376,037
Cash                                                                        190
Dividends and interest receivable                                         5,169
Receivable from affiliates                                                4,890
Other assets                                                              1,890
Total assets                                                          3,388,176

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Other payables and accrued expenses                                      27,615
Total liabilities                                                        27,615

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Capital paid-in                                                       4,084,284
Accumulated net realized loss on investments                           (622,207)
Net unrealized depreciation of investments                             (106,335)
Accumulated net investment income                                         4,819
Net assets                                                           $3,360,561

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Based on 573,859 shares outstanding                                        $5.86



                                                           See notes to
                                                           financial statements.

                                                                              11


FINANCIAL STATEMENTS

----------
OPERATIONS
----------

For the year ended
February 28, 2003

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $322)                     $58,712
Interest                                                                   3,960

Total investment income                                                   62,672

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment management fee                                                 23,270
Auditing fee                                                              16,025
Custodian fee                                                             14,271
Registration and filing fee                                               11,998
Printing                                                                   8,568
Transfer agent fee                                                         7,413
Accounting and legal services fee                                          1,126
Trustees' fee                                                                203
Miscellaneous                                                                121
Legal fee                                                                     51

Total expenses                                                            83,046
Less expense reductions                                                  (55,897)

Net expenses                                                              27,149

Net investment income                                                     35,523

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS
--------------------------------------------------------------------------------
Net realized loss on investments                                        (488,252)
Change in net unrealized appreciation
 (depreciation) of investments                                          (676,822)

Net realized and unrealized loss                                      (1,165,074)

Decrease in net assets from operations                               ($1,129,551)


See notes to
financial statements.


12



FINANCIAL STATEMENTS

----------
CHANGES IN
NET ASSETS
----------

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and any increase or decrease in money shareholders invested in the Fund.


                                                   YEAR                    YEAR
                                                   ENDED                  ENDED
                                                   2-28-02              2-28-03

--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------
From operations
Net investment income                               $45,380             $35,523
Net realized loss                                   (30,504)           (488,252)
Change in net unrealized
 appreciation (depreciation)                       (452,843)           (676,822)

Decrease in net assets resulting
 from operations                                   (437,967)          (1,129,551)

Distributions to shareholders
From net investment income                          (50,241)             (36,853)
From net realized gain                           (1,164,106)                   -
                                                 (1,214,347)             (36,853)
From Fund share transactions                        326,641             (349,669)

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                               6,202,307            4,876,634

End of period1                                   $4,876,634           $3,360,561



1 Includes accumulated net investment income of $6,135 and $4,819, respectively.



                                                           See notes to
                                                           financial statements.

                                                                              13





COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.




PERIOD ENDED                                    2-28-99      2-29-00     2-28-01      2-28-02      2-28-03

----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period                             $14.92       $14.46      $13.51       $11.14        $7.89
Net investment income 1                            0.15         0.11        0.10         0.08         0.06
Net realized and unrealized
 gain (loss) on investments                        1.04         0.60        0.45        (0.77)       (2.03)
Total from
 investment operations                             1.19         0.71        0.55        (0.69)       (1.97)
Less distributions
From net investment income                        (0.15)       (0.11)      (0.11)       (0.10)       (0.06)
From net realized gain                            (1.50)       (1.55)      (2.81)       (2.46)           -
                                                  (1.65)       (1.66)      (2.92)       (2.56)       (0.06)

Net asset value,
 end of period                                   $14.46       $13.51      $11.14        $7.89        $5.86
Total return 2,3 (%)                               7.97         4.17        2.94        (6.93)      (25.00)

----------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                                      $18          $15          $6           $5           $3
Ratio of expenses
 to average net assets (%)                         0.70         0.70        0.70         0.70         0.70
Ratio of adjusted expenses
 to average net assets 4%                          0.95         1.05        1.08         1.91         2.14
Ratio of net investment income
 to average net assets (%)                         0.95         0.71        0.73         0.84         0.92
Portfolio turnover (%)                               64           46          58           51           53

1 Based on the average of the shares outstanding.
2 Assumes dividend reinvestment.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Does not take into consideration expense reductions during the periods shown.


See notes to
financial statements.

14


----------
NOTES TO
STATEMENTS
----------

NOTE A
Accounting policies

John Hancock Dividend Performers Fund (the "Fund") is a separate portfolio of
John Hancock Institutional Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term growth of capital.

Significant accounting policies of the Fund are as follows:

Valuation of investments
Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees.
Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement
Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions
Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses
The majority of the expenses are directly  identifiable  to an individual  fund.
Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.


                                                                              15


Bank borrowings
The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended February 28, 2003.

Securities lending
The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on February 28, 2003.

Federal income taxes
The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders.
Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $549,979 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires
February 28, 2011. Net capital losses of $69,324 that are attributable to security transactions incurred after October 31, 2002, are treated as arising on March 1, 2003, the first day of the Fund's next taxable year.

Dividends, interest and distributions
Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended February 28, 2003, the tax character of distributions paid was as follows: ordinary income
$36,853. As of February 28, 2003, the components of distributable earnings on a tax basis included $5,960 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates
The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.


16



NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.60% of the first
$500,000,000 of the Fund's average daily net asset value, and (b) 0.55% of the Fund's average daily net asset value in excess of $500,000,000.

The Adviser has agreed to limit the Fund's expenses to 0.70% of the Fund's average daily net assets, at least until June 30, 2003. Accordingly, the expense reduction amounted to $55,897 for the year ended February 28, 2003. The
Adviser reserves the right to terminate this limitation in the future.

The Fund has a distribution agreement with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended February 28, 2003, all sales of shares of beneficial interest were sold at net asset value. The
Fund pays all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Funds that have not been herein specifically allocated to the Trust.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of John Hancock Life Insurance Company ("JHLICo.").
The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average daily net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated
Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen- sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred
Compensation Plan investments had no impact on the operations of the Fund.


                                                                              17



NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                      YEAR ENDED 2-28-02            YEAR ENDED 2-28-03
                                     SHARES        AMOUNT          SHARES         AMOUNT

Shares sold                          85,696      $902,545          77,742       $508,461
Distributions reinvested            148,181     1,214,347           5,598         36,853
Shares repurchased                 (172,441)   (1,790,251)       (127,521)      (894,983)
Net increase (decrease)              61,436      $326,641         (44,181)     ($349,669)


NOTE D
Investment transactions

Purchases  and  proceeds  from  sales  of  securities,   other  than  short-term
securities  and  obligations  of the U.S.  government,  during  the  year  ended
February 28, 2003, aggregated $1,929,697 and $2,378,287, respectively.

The cost of  investments  owned  on  February  28,  2003,  including  short-term investments,  for federal income tax purposes was $3,485,276.  Gross  unrealized appreciation and depreciation of investments  aggregated  $261,975 and $371,214,
respectively,   resulting  in  net  unrealized  depreciation  of  $109,239.  The difference  between  book  basis and tax basis net  unrealized  depreciation  of investments  is  attributable  primarily  to the tax  deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During  the year ended  February  28,  2003,  the Fund  reclassified  amounts to reflect a decrease in  accumulated  net realized loss on  investments of $39, an increase in accumulated  net investment  income of $14 and a decrease in capital paid-in of $53. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary  differences,  as of February 28, 2003.
Additional  adjustments  may be needed in subsequent  reporting  periods.  These reclassifications,  which have no impact on the net asset value of the Fund, are primarily  attributable to treatment of deferred compensation in the computation of  distributable  income and  capital  gains  under  federal  tax rules  versus accounting  principles  generally  accepted in the United  States of America and
book  and  tax  differences  in  accounting  for  deferred   compensation.   The
calculation  of net  investment  income  per share in the  financial  highlights excludes these adjustments.


18


---------
AUDITORS'
REPORT
---------

Report of Deloitte & Touche LLP, Independent Auditors

To The Board of Trustees and Shareholders of
John Hancock Dividend Performers Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Dividend Performers Fund (the
"Fund") as of February 28, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended
February 28, 2003 and 2002, and the financial highlights for each of the years in the five-year period ended February 28, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the  United  States of  America.  Those  standards  require  that we plan and perform the audit to obtain  reasonable  assurance  about  whether the financial statements and financial highlights are free of material misstatement.  An audit includes  examining,  on a test  basis,  evidence  supporting  the  amounts  and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 2003, by correspondence  with the custodian and broker;  where  replies were not  received,  we performed  alternative  auditing procedures.  An audit also includes assessing the accounting principles used and significant  estimates  made by  management,  as well as evaluating  the overall
financial  statement  presentation.   We  believe  that  our  audits  provide  a
reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2003, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 4, 2003


                                                                              19


-----------
TAX
INFORMATION
-----------

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended February 28, 2003.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended February 28, 2003, 100% of the dividends qualify for the corporate dividends-received deduction.

Shareholders will be mailed a 2003 U.S. Treasury Department Form 1099-DIV in
January 2004. This will reflect the total of all distributions that are taxable for the calendar year 2003.





20



----------
TRUSTEES
& OFFICERS
----------

This chart provides information about the Trustees and Officers who oversee your John Hancock Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


INDEPENDENT TRUSTEES

                                                                                           NUMBER OF
NAME, AGE                                                     TRUSTEE                   JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                             OF FUND                 FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                             SINCE 1                     BY TRUSTEE

----------------------------------------------------------------------------------------------------
James F. Carlin, Born: 1940                                    1995                               30
----------------------------------------------------------------------------------------------------
Director/Treasurer,   Alpha  Analytical   Laboratories
(analytical laboratory);  Part Owner and Treasurer, Lawrence
Carlin Insurance  Agency,  Inc. (since 1995); Part Owner and
Vice President,  Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996);  Director/Treasurer,  Rizzo Associates  (until
2000);   Chairman  and  CEO,   Carlin   Consolidated,   Inc.
(management/investments)   (since  1987);  Director/Partner,
Proctor   Carlin  &  Co.,  Inc.   (until   1999);   Trustee,
Massachusetts  Health and  Education Tax Exempt Trust (since
1993);  Director  of the  following:  Uno  Restaurant  Corp.
(until  2001),  Arbella  Mutual  (insurance)  (until  2000),
HealthPlan Services, Inc. (until 1999), Flagship Healthcare,
Inc.  (until 1999),  Carlin  Insurance  Agency,  Inc. (until
1999),  Chairman,  Massachusetts  Board of Higher  Education
(until 1999).

--------------------------------------------------------------------------------------------------
William H. Cunningham, Born: 1944                              1995                             30
--------------------------------------------------------------------------------------------------
Former  Chancellor,  University  of Texas  System and former
President  of  the  University  of  Texas,  Austin,   Texas;
Chairman and CEO, IBT Technologies (until 2001); Director of the following: The University of Texas Investment Management
Company   (until   2000),   Hire.com   (since   2000),   STC
Broadcasting,  Inc.  and  Sunrise  Television  Corp.  (until
2001), Symtx, Inc. (since 2001),  Adorno/ Rogers Technology,
Inc. (since 2001),  Pinnacle Foods Corporation (since 2001),
rateGenius  (since 2001),  LaQuinta Motor Inns,  Inc. (hotel
management    company)    (until   1998),    Jefferson-Pilot
Corporation  (diversified  life  insurance  company)  (since
1985),  New  Century  Equity  Holdings   (formerly   Billing
Concepts) (until 2001), eCertain (until 2001),  ClassMap.com
(until 2001),  Agile Ventures  (until 2001),  LBJ Foundation
(until 2000),  Golfsmith  International,  Inc. (until 2000),
Metamor - Worldwide (until 2000);  AskRed.com  (until 2001),
Southwest  Airlines  (since 2000) and Introgen (since 2000);
Advisory  Director,  Q Investments  (since  2000);  Advisory
Director, Chase Bank (formerly Texas Commerce Bank - Austin)
(since  1988),  LIN  Television   (since  2002)  and  WilTel
Communications (since 2002).


                                                                              21


--------------------------------------------------------------------------------------------------
Ronald R. Dion, Born: 1946                                     1998                             30
--------------------------------------------------------------------------------------------------
Chairman and Chief Executive  Officer,  R.M.  Bradley & Co.,
Inc.;  Director,  The New England Council and  Massachusetts
Roundtable;  Trustee, North Shore Medical Center;  Director,
BJ's  Wholesale  Club,  Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College.

--------------------------------------------------------------------------------------------------
Charles L. Ladner2, Born: 1938                                 1995                             30
--------------------------------------------------------------------------------------------------
Chairman and Trustee,  Dunwoody  Village,  Inc.  (retirement
services);   Senior  Vice  President  and  Chief   Financial
Officer,  UGI Corporation  (Public Utility Holding  Company)
(retired  1998);  Vice  President and Director for AmeriGas,
Inc.  (retired 1998);  Director of AmeriGas  Partners,  L.P.
(until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since
2001).

--------------------------------------------------------------------------------------------------
Steven Pruchansky, Born: 1944                                  1995                             30
--------------------------------------------------------------------------------------------------
Chairman and Chief Executive  Officer,  Mast Holdings,  Inc.
(since 2000);  Director and President,  Mast Holdings,  Inc.
(until 2000); Managing Director, JonJames, LLC (real estate)
(since 2001); Director, First Signature Bank & Trust Company
(until  1991);  Director,  Mast Realty Trust  (until  1994);
President, Maxwell Building Corp. (until 1991).

--------------------------------------------------------------------------------------------------
Norman H. Smith, Born: 1933                                    1995                             30
--------------------------------------------------------------------------------------------------
Lieutenant General, United States Marine Corps; Deputy Chief
of Staff for  Manpower  and  Reserve  Affairs,  Headquarters
Marine Corps;  Commanding  General III Marine  Expeditionary
Force/3rd Marine Division (retired 1991).

--------------------------------------------------------------------------------------------------
John P. Toolan2, Born: 1930                                    1995                             30
--------------------------------------------------------------------------------------------------
Director, The Smith Barney Muni Bond Funds, The Smith Barney
Tax-Free  Money  Funds,  Inc.,  Vantage  Money  Market Funds
(mutual   funds),   The   Inefficient-Market    Fund,   Inc.
(closed-end  investment  company)  and  Smith  Barney  Trust
Company of Florida;  Chairman,  Smith Barney  Trust  Company
(retired  1991);   Director,   Smith  Barney,  Inc.,  Mutual
Management   Company  and  Smith   Barney   Advisers,   Inc.
(investment  advisers) (retired 1991); Senior Executive Vice
President,  Director and member of the Executive  Committee,
Smith Barney, Harris Upham & Co.,  Incorporated  (investment bankers) (until 1991).


INTERESTED TRUSTEES3

NAME, AGE                                                                                NUMBER OF
POSITION(S) HELD WITH FUND                                   TRUSTEE                  JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                            OF FUND                FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                            SINCE 1                    BY TRUSTEE

--------------------------------------------------------------------------------------------------
John M. DeCiccio, Born: 1948                                   2001                             61
--------------------------------------------------------------------------------------------------
Trustee
Executive Vice President and Chief Investment Officer,  John
Hancock Financial Services,  Inc.; Director,  Executive Vice
President and Chief  Investment  Officer,  John Hancock Life
Insurance  Company;  Chairman of the Committee of Finance of
John Hancock Life Insurance Company;  Director, John Hancock
Subsidiaries,  LLC  ("Subsidiaries,  LLC"),  Hancock Natural
Resource Group,  Independence  Investment LLC,  Independence
Fixed Income LLC, John Hancock Advisers, LLC (the "Adviser")
and  The  Berkeley   Financial  Group,  LLC  ("The  Berkeley
Group"),  John Hancock Funds,  LLC ("John  Hancock  Funds"),
Massachusetts  Business Development  Corporation;  Director,
John Hancock  Insurance  Agency,  Inc.  ("Insurance  Agency,
Inc.") (until 1999).


22



NAME, AGE                                                                                NUMBER OF
POSITION(S) HELD WITH FUND                                   TRUSTEE                  JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                            OF FUND                FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                            SINCE 1                    BY TRUSTEE

--------------------------------------------------------------------------------------------------
Maureen R. Ford, Born: 1955                                    2000                             61
--------------------------------------------------------------------------------------------------

Trustee,  Chairman,  President and Chief  Executive  Officer
Executive Vice President,  John Hancock Financial  Services,
Inc.,  John  Hancock  Life  Insurance   Company;   Chairman,
Director, President and Chief Executive Officer, the Adviser
and The Berkeley Group;  Chairman,  Director,  President and
Chief  Executive  Officer,  John  Hancock  Funds;  Chairman,
Director  and  Chief  Executive  Officer,   Sovereign  Asset
Management Corporation ("SAMCorp.");  Director, Independence
Investment LLC, Subsidiaries, LLC, Independence Fixed Income
LLC  and   Signature   Services;   Senior  Vice   President,
MassMutual Insurance Co. (until 1999).


PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES


NAME, AGE
POSITION(S) HELD WITH FUND                                                                 OFFICER
PRINCIPAL OCCUPATION(S) AND OTHER                                                          OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                            SINCE

--------------------------------------------------------------------------------------------------
William L. Braman, Born: 1953                                                                 2000
--------------------------------------------------------------------------------------------------
Executive  Vice  President  and  Chief  Investment   Officer
Executive Vice President and Chief Investment  Officer,  the
Adviser  and  each  of the  John  Hancock  funds;  Director,
SAMCorp.,  Executive  Vice  President  and Chief  Investment
Officer, Baring Asset Management, London U.K. (until 2000).

--------------------------------------------------------------------------------------------------
Richard A. Brown, Born: 1949                                                                  2000
--------------------------------------------------------------------------------------------------
Senior Vice  President and Chief  Financial  Officer  Senior
Vice President,  Chief Financial Officer and Treasurer,  the
Adviser,  John Hancock Funds, and The Berkeley Group; Second
Vice President and Senior  Associate  Controller,  Corporate
Tax Department, John Hancock Financial Services, Inc. (until
2001).

--------------------------------------------------------------------------------------------------
Thomas H. Connors, Born: 1959                                                                 1995
--------------------------------------------------------------------------------------------------
Vice  President and  Compliance  Officer Vice  President and
Compliance Officer, the Adviser and each of the John Hancock funds; Vice President, John Hancock Funds.

--------------------------------------------------------------------------------------------------
William H. King, Born: 1952                                                                   1995
--------------------------------------------------------------------------------------------------
Vice  President and Treasurer  Vice  President and Assistant
Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock  funds;  Assistant  Treasurer of each of the John Hancock funds (until 2001).

--------------------------------------------------------------------------------------------------
Susan S. Newton, Born: 1950                                                                   1995
--------------------------------------------------------------------------------------------------
Senior Vice  President,  Secretary  and Chief Legal  Officer
Senior Vice  President,  Secretary and Chief Legal  Officer,
SAMCorp.,  the Adviser and each of the John  Hancock  funds,
John Hancock Funds and The Berkeley  Group;  Vice President,
Signature  Services  (until  2000),  Director,  Senior  Vice
President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

----------
OUR FAMILY
OF FUNDS
----------

--------------------------------------------------------------------------------
Equity                                      Balanced Fund
                                            Classic Value Fund
                                            Core Equity Fund
                                            Focused Equity Fund
                                            Growth Trends Fund
                                            Large Cap Equity Fund
                                            Large Cap Growth Fund
                                            Large Cap Spectrum Fund
                                            Mid Cap Growth Fund
                                            Multi Cap Growth Fund
                                            Small Cap Equity Fund
                                            Small Cap Growth Fund
                                            Sovereign Investors Fund
                                            U.S. Global Leaders Growth Fund

--------------------------------------------------------------------------------
Sector                                      Biotechnology Fund
                                            Financial Industries Fund
                                            Health Sciences Fund
                                            Real Estate Fund
                                            Regional Bank Fund
                                            Technology Fund

--------------------------------------------------------------------------------
Income                                      Bond Fund
                                            Government Income Fund
                                            High Income Fund
                                            High Yield Bond Fund
                                            Investment Grade Bond Fund
                                            Strategic Income Fund

--------------------------------------------------------------------------------
International                               International Fund
                                            Pacific Basin Equities Fund

--------------------------------------------------------------------------------
Tax-Free Income                             California Tax-Free Income Fund
                                            High Yield Municipal Bond Fund
                                            Massachusetts Tax-Free Income Fund
                                            New York Tax-Free Income Fund
                                            Tax-Free Bond Fund

--------------------------------------------------------------------------------
Money Market                                Money Market Fund
                                            U.S. Government Cash Reserve

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN                                                          -----------
The Bank of New York                                               FOR YOUR
One Wall Street                                                    INFORMATION
New York, New York 10286                                           -----------

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, Massachusetts 02217-1001

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022


--------------------------------------------------------------------------------
                                                                      HOW TO
                                                                      CONTACT US


On the Internet                       www.jhfunds.com

By regular mail                       John Hancock Signature Services, Inc.
                                      1 John Hancock Way, Suite 1001
                                      Boston, MA 02217-1001

By express mail                       John Hancock Signature Services, Inc.
                                      Attn:  Mutual Fund Image Operations
                                      529 Main Street
                                      Charlestown, MA 02129

Customer service representatives      1-888-972-8696

24-hour automated information         1-800-597-1897

TDD line                              1-800-554-6713
--------------------------------------------------------------------------------

[LOGO] John Hancock

1-800-972-8696
1-800-554-6713 (TDD)
1-800-597-1897 EASI-Line

www.jhfunds.com



----------------------------------
Now available: electronic delivery
www.jhancock.com/funds/edelivery
----------------------------------



                                                                     4420A  2/03
                                                                            4/03


This report is for the information of the shareholders of the John Hancock Dividend Performers Fund.

John Hancock
Large Cap
Spectrum
Fund

SEMI
ANNUAL
REPORT

4.30.03

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

For your information
page 25

Dear Fellow Shareholders,

After a strong start to 2003, the stock market succumbed to the pressures of a weak economy, rising oil prices, concerns about corporate earnings and uncertainties about the war in Iraq. The tide turned in April, when the war ended and first-quarter corporate earnings came in better than expected. As a result, the major indexes all gained some ground year to date through April 30, 2003, with the Dow Jones Industrial Average returning 2.50%, the Standard & Poor's 500 Index returning 4.82% and the tech-heavy Nasdaq Composite Index up 9.64%. Bonds, which have outperformed stocks for the last three years, continued their upward trend this year, as investors still sought their relative safety.

After the jarring stock market losses of the last three years, it's a relief for investors to be reminded that the market is indeed cyclical, and does eventually move up -- not just down. But while the stock market has been clawing its way back, the ride has been extremely volatile. Uncertainty still abounds about the strength of the economy, geopolitical issues, corporate governance problems, rising unemployment and the sustainability of corporate earnings growth. And despite rallies late last year and in April, many investors are still so bruised and skeptical that they have remained on the sidelines. Even though the statistics suggest we might be emerging from this long, difficult bear market, we're not quite ready to call it history.

While no one can predict when this bear market cycle will turn, investors can take charge of how they maneuver through such uncertain times. First, take a look at how your portfolio is allocated among stocks, bonds and cash to make sure it's in the proper balance. Work with your investment professional, who knows your long-term goals and can help keep you on the right track, rather than being lured by today's stars, which could wind up tomorrow's laggards. And as always, keep a long-term investment horizon. We believe this offers the best way for you to survive the tough times and reach your investment objectives.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of April 30, 2003. They are subject to change at any time.



YOUR FUND
AT A GLANCE

The Fund seeks
long-term
growth of capital
by normally
investing at least
80% of its assets
in stocks of large-
capitalization
companies. The
Fund's assets
are managed
according to
three separate
investment
strategies --
growth, core
and value.

Over the last six months

* Stock prices rebounded following a period of prolonged pessimism related to war and economic uncertainty.

* Large-cap, multinational stocks benefited from the weak U.S. dollar.

* The Fund's value strategy helped it post especially strong gains as bargain stocks made strong comebacks.

[Bar chart with heading "John Hancock Large Cap Spectrum Fund." Under the heading is a note that reads "Fund performance for the six months ended April 30, 2003." The chart is scaled in increments of 1% with 0% at the bottom and 3% at the top. The first bar represents the 2.22% total return for Class A. The second bar represents the 1.83% total return for Class B. The third bar represents the 1.83% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested.]

Top 10 holdings

 3.8%   Microsoft Corp.
 3.8%   Pfizer, Inc.
 3.5%   General Electric Co.
 3.4%   Citigroup, Inc.
 2.5%   Wal-Mart Stores, Inc.
 2.4%   Freddie Mac
 2.3%   Bank of America Corp.
 2.0%   Viacom, Inc.
 1.8%   Goldman Sachs Group, Inc. (The)
 1.8%   American International Group, Inc.

As a percentage of net assets on April 30, 2003.




MANAGERS'
REPORT

John Hancock
Large Cap Spectrum Fund

Despite continued volatility, stocks closed up for the six months ended April 30, 2003, with the Standard & Poor's 500 Index returning 4.47%. After rallying late last year, stock prices trended down as the war with Iraq, higher oil prices, the SARS virus and economic uncertainty dominated headlines. Investors favored cheap stocks with less downside risk. In April, however, stocks rebounded nicely, following success in Iraq, a decline in oil prices and better-than-expected earnings reports. Large, multinational stocks benefited from the weak U.S. dollar. The Russell 1000 Value Index returned 5.25% for the six-month period, slightly ahead of the Russell 1000 Growth Index's 4.28% return.

PERFORMANCE AND STRATEGY REVIEW

John Hancock Large Cap Spectrum Fund's Class A, Class B, and Class C shares returned 2.22%, 1.83% and 1.83%, respectively, at net asset value over the six-month period ended April 30, 2003. By comparison, the average large-cap core fund returned 2.96%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest distributions. See pages six and seven for historical performance information.

"The core portfolio
 posted a modestly
 positive return..."

In a volatile market, our strategy of allocating 50% of the Fund's assets to a core portfolio and 25% each to growth and value stocks helped the Fund maintain exposure to the best-performing asset classes.

LARGE CAP CORE STRATEGY by Paul J. Berlinguet, John Hancock Advisers

The core portfolio posted a modestly positive return, but lagged the S&P 500 due to stock selection in the financial, consumer staples and technology sectors. In the financial area, we focused on banks with more predictable earnings growth, which trailed more economically sensitive brokers. State Street, which handles transactions and custodial services for investment managers, was a particular disappointment as investors worried about a recent acquisition. In the consumer staples sector, Kraft Foods declined due to problems at parent company Altria, while Coca-Cola suffered from slower sales growth. Our technology investments focused on market leaders with strong balance sheets, such as Microsoft, which lagged more aggressive names.

"Our focus on high-quality
 growth stocks hampered
 performance as low-
 quality stocks rallied early..."

Positive returns came from the health-care sector, where we targeted large-cap pharmaceuticals with cheap stock prices, such as Merck, as well as more expensive equipment and service stocks with the potential for faster growth. Our slightly above-average stake in consumer discretionary stocks also did well, thanks to Wal-Mart Stores, which continued to gain market share, and Comcast, a leading cable provider benefiting from improved financial controls. Selected financials, including Travelers Property Casualty and Citigroup, also helped returns as their outlooks brightened.

LARGE CAP GROWTH STRATEGY by Stephanie Simon, CFA, AllianceBernstein

The portfolio, which is comprised of mainly high-quality growth stocks, modestly underperformed the Russell 1000 Growth Index during an unusual market rally of lower-quality stocks late in 2002. In the health-care sector, Tenet Healthcare sank amid revelations of deceptive pricing practices, causing us to sell. Cardinal Health, a drug distributor, suffered amid revised growth prospects, while Pfizer, a large pharmaceutical company, disappointed as investors worried about future patent expirations. Our strongest performers were economically sensitive consumer discretionary and industrial stocks, including Comcast and General Electric.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is medical 15%, the second is Retail 10%, the third Computers 10%, the fourth Finance 8%, and the fifth Banks-United States 8%.]

We kept an above-average stake in financials, where returns were mixed. One of our largest and best investments was Citigroup. MBNA, the credit card company, however, slid as investors reacted to deterioration in a small segment of its business, even as prospects for its core business strengthened. Freddie Mac, a government-backed mortgage lender, tumbled amid concerns that it would suffer as the refinancing cycle ended. American International Group, a large multi-line insurer, also declined as weak financial markets hurt certain business units. We believe prospects for all remain strong and even added to our investment in MBNA. We kept a below-average stake in technology where we found little evidence of recovery. We did, however, own Intel, which rallied on the expectation that corporations would soon upgrade their personal computers.

LARGE CAP VALUE STRATEGY by Marilyn Fedak, CFA, AllianceBernstein

The value portfolio, which focuses on identifying and selecting bargains, nicely outpaced the Russell 1000 Value Index. Stock selection was strong across most sectors. Within financials, we focused on regional banks and savings and loans (S&Ls) that had tumbled on concerns that the weak economy would increase loan losses. When earnings came in better than expected, stocks like Washington Mutual, a leading S&L, rallied nicely. Other top performers included Lehman Brothers and Morgan Stanley, investment bankers that benefited from strong cost controls and an improving market outlook.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Nortel Networks followed by an up arrow with the phrase "Improved balance sheet, lifting of pessimism." The second listing is Johnson & Johnson followed by a sideways arrow with the phrase "Awaiting approval of new drug-coated stents." The third listing is American International Group followed by a down arrow with the phrase "Weak financial markets, increased liability claims."]

Our above-average stake in the beaten-down technology sector also helped performance, as many of these stocks rallied. Our strongest returns came from telecommunications equipment companies, such as Nortel Networks and Corning, that had strengthened their balance sheets. Other telecom-related stocks, however, disappointed, including Tellabs, a well-capitalized equipment company, and SBC Communications, a service provider. Schering-Plough, a large pharmaceutical company, also faltered amid concerns that its antihistamine products would lose market share.

"The value portfolio...nicely
 outpaced the Russell 1000
 Value Index."

MANAGERS' OUTLOOK

We believe the market outlook is improving now that the war with Iraq is over. Oil prices have come down, lowering expenses for both consumers and corporations. Although unemployment still hovers around 6%, wage and income growth has continued, and inflation has remained benign. Corporations have reaped strong productivity gains, while recent economic data appears encouraging. In our view, investors' risk aversion has made long-term expected returns for stocks very attractive compared to bonds. We think these trends -- along with reasonable valuations and a weakening U.S. dollar -- bode well for large-cap stocks.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
April 30, 2003

The index used for
comparison is the
Standard & Poor's
500 Index, an unman-
aged index that
includes 500 widely
traded common stocks.

It is not possible to
invest in an index.

                       Class A      Class B      Class C        Index
Inception date         2-25-02      2-25-02      2-25-02           --

Average annual returns with maximum sales charge (POP)
One year                -21.21%      -21.71%      -19.26%      -13.30%
Since inception         -22.20%      -21.99%      -19.91%      -13.49%

Cumulative total returns with maximum sales charge (POP)
Six months               -2.85%       -3.17%       -0.21%        4.47%
One year                -21.21%      -21.71%      -19.26%      -13.30%
Since inception         -25.55%      -25.31%      -22.97%      -15.66%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $8,434 as of April 30, 2003. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Spectrum Fund, before sales charge, and is equal to $7,840 as of April 30, 2003. The third line represents the value of the same hypothetical investment made in the John Hancock Large Cap Spectrum Fund, after sales charge, and is equal to $7,445 as of April 30, 2003.

                                    Class B      Class C 1
Period beginning                    2-25-02      2-25-02
Without sales charge                 $7,780       $7,780
With maximum sales charge            $7,469       $7,702
Index                                $8,434       $8,434

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of April 30, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.




FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2003
(unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. Stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES  ISSUER                                                                                                  VALUE
COMMON STOCKS 98.88%                                                                                      $17,516,703
(Cost $18,498,264)

Advertising 0.70%                                                                                             123,800
 2,000  Omnicom Group, Inc.                                                                                   123,800

Automobiles/Trucks 0.94%                                                                                      167,033
 1,400  Lear Corp.*                                                                                            55,636
 1,900  Magna International, Inc. (Class A) (Canada)                                                          111,397

Banks -- United States 7.53%                                                                                1,333,194
 5,500  Bank of America Corp.                                                                                 407,275
 4,800  FleetBoston Financial Corp.                                                                           127,296
 3,000  J.P. Morgan Chase & Co.                                                                                88,050
 3,000  National City Corp.                                                                                    89,880
 2,850  State Street Corp.                                                                                     99,836
 7,600  U.S. Bancorp                                                                                          168,340
 4,300  Wachovia Corp.                                                                                        164,303
 3,900  Wells Fargo & Co.                                                                                     188,214

Beverages 1.65%                                                                                               292,980
 1,500  Anheuser-Busch Cos., Inc.                                                                              74,820
 5,400  Coca-Cola Co. (The)                                                                                   218,160

Broker Services 3.57%                                                                                         632,769
 4,300  Goldman Sachs Group, Inc. (The)                                                                       326,370
 2,200  Lehman Brothers Holdings, Inc.                                                                        138,534
 1,800  Merrill Lynch & Co., Inc.                                                                              73,890
 2,100  Morgan Stanley                                                                                         93,975

Building 0.13%                                                                                                 23,160
 1,500  Georgia-Pacific Corp.                                                                                  23,160

Chemicals 1.13%                                                                                               199,971
 3,600  Dow Chemical Co. (The)                                                                                117,504
 1,700  PPG Industries, Inc.                                                                                   82,467

Computers 9.62%                                                                                             1,704,049
 3,200  Affiliated Computer Services, Inc.*                                                                   152,640
10,600  Cisco Systems, Inc.*                                                                                  159,424
 6,100  Dell Computer Corp.*                                                                                  176,351
 1,500  Electronic Data Systems Corp.                                                                          27,225
17,800  Hewlett-Packard Co.                                                                                   290,140
 2,000  International Business Machines Corp.                                                                 169,800
 1,800  Mercury Interactive Corp.*                                                                             61,092
26,100  Microsoft Corp.                                                                                       667,377

Cosmetics & Personal Care 2.91%                                                                               515,449
 1,000  Avon Products, Inc.                                                                                    58,170
 1,200  Colgate-Palmolive Co.                                                                                  68,604
 1,300  Estee Lauder Cos., Inc. (The) (Class A)                                                                42,250
 4,000  Gillette Co. (The)                                                                                    121,800
 2,500  Procter & Gamble Co. (The)                                                                            224,625

Diversified Operations 4.02%                                                                                  712,568
   700  3M Co.                                                                                                 88,228
21,200  General Electric Co.                                                                                  624,340

Electronics 3.43%                                                                                             607,591
 6,000  Applied Materials, Inc.*                                                                               87,600
 3,700  Avnet, Inc.*                                                                                           47,175
15,100  Intel Corp.                                                                                           277,840
 1,200  KLA-Tencor Corp.*                                                                                      49,200
11,500  Solectron Corp.*                                                                                       36,685
 5,900  Texas Instruments, Inc.                                                                               109,091

Finance 7.91%                                                                                               1,400,390
 2,500  American Express Co.                                                                                   94,650
15,500  Citigroup, Inc.                                                                                       608,375
 2,000  Golden West Financial Corp.                                                                           150,840
15,750  MBNA Corp.                                                                                            297,675
 6,300  Washington Mutual, Inc.                                                                               248,850

Food 0.47%                                                                                                     83,430
 2,700  Kraft Foods, Inc. (Class A)                                                                            83,430

Household 0.36%                                                                                                63,551
 2,085  Newell Rubbermaid, Inc.                                                                                63,551

Insurance 4.97%                                                                                               880,710
 5,400  American International Group, Inc.                                                                    312,930
 1,900  Chubb Corp. (The)                                                                                     100,491
 4,800  CIGNA Corp.                                                                                           251,040
13,324  Travelers Property Casualty Corp. (Class A)                                                           216,249

Leisure 0.58%                                                                                                 102,178
 4,700  Mattel, Inc.                                                                                          102,178

Machinery 0.34%                                                                                                59,360
 1,600  Cooper Industries, Ltd. (Class A)                                                                      59,360

Media 6.42%                                                                                                 1,137,586
 3,450  Clear Channel Communications, Inc.*                                                                   134,930
 6,400  Comcast Corp. (Class A)*                                                                              204,224
 8,400  Comcast Corp. (Special Class A)*                                                                      252,504
 1,100  Gannett Co., Inc.                                                                                      83,292
 2,300  New York Times Co. (The) (Class A)                                                                    106,674
 8,200  Viacom, Inc. (Class B)*                                                                               355,962

Medical 15.06%                                                                                              2,667,402
 4,450  Aetna, Inc.                                                                                           221,610
 1,500  Amgen, Inc.*                                                                                           91,965
 1,200  Bard (C.R.), Inc.                                                                                      76,056
 1,200  Barr Laboratories, Inc.*                                                                               66,720
 1,500  Biovail Corp. (Canada)*                                                                                54,225
 1,600  Cardinal Health, Inc.                                                                                  88,448
 2,500  Gilead Sciences, Inc.*                                                                                115,350
 2,800  IDEC Pharmaceuticals Corp.*                                                                            91,700
 4,400  Johnson & Johnson                                                                                     247,984
 4,594  Medtronic, Inc.                                                                                       219,318
 3,200  Merck & Co., Inc.                                                                                     186,176
 2,200  Novartis AG, American Depositary Receipt (ADR)
        (Switzerland)                                                                                          86,856
21,700  Pfizer, Inc.                                                                                          667,275
 6,100  Schering-Plough Corp.                                                                                 110,410
 1,100  St. Jude Medical, Inc. *                                                                               57,706
 3,100  UnitedHealth Group, Inc.                                                                              285,603

Mortgage Banking 3.22%                                                                                        571,070
 2,050  Fannie Mae                                                                                            148,400
 7,300  Freddie Mac                                                                                           422,670

Oil & Gas 3.99%                                                                                               706,677
 2,200  BJ Services Co.*                                                                                       80,322
 4,600  ConocoPhillips                                                                                        231,380
 7,000  Exxon Mobil Corp.                                                                                     246,400
 3,500  Occidental Petroleum Corp.                                                                            104,475
 1,200  Valero Energy Corp.                                                                                    44,100

Paper & Paper Products 0.69%                                                                                  122,668
 5,200  MeadWestvaco Corp.                                                                                    122,668

Retail 10.45%                                                                                               1,851,685
 3,200  Bed Bath & Beyond, Inc.*                                                                              126,432
 2,700  Gap, Inc. (The)                                                                                        44,901
 4,800  Genuine Parts Co.                                                                                     153,456
 4,995  Kohl's Corp.*                                                                                         283,716
 5,500  Lowe's Cos., Inc.                                                                                     241,395
10,800  McDonald's Corp.                                                                                      184,680
 1,300  Safeway, Inc.*                                                                                         21,606
 2,600  Sears, Roebuck & Co.                                                                                   73,684
 1,300  Target Corp.                                                                                           43,472
 5,100  Walgreen Co.                                                                                          157,386
 7,850  Wal-Mart Stores, Inc.                                                                                 520,957

Telecommunications 4.24%                                                                                      751,715
 5,500  Corning, Inc.*                                                                                         29,810
13,100  Nokia Corp. (ADR) (Finland)                                                                           217,067
17,200  Nortel Networks Corp. (Canada)*                                                                        44,376
21,200  Qwest Communications International, Inc.*                                                              79,924
 6,900  SBC Communications, Inc.                                                                              161,184
11,300  Tellabs, Inc.*                                                                                         69,834
 4,000  Verizon Communications, Inc.                                                                          149,520

Tobacco 0.32%                                                                                                  56,906
 1,850  Altria Group, Inc.                                                                                     56,906

Transportation 2.40%                                                                                          425,601
 6,000  Burlington Northern Santa Fe Corp.                                                                    168,960
12,100  Norfolk Southern Corp.                                                                                256,641

Utilities 1.83%                                                                                               323,210
 5,400  American Electric Power Co., Inc.                                                                     142,452
 1,100  Cinergy Corp.                                                                                          37,554
 1,800  Constellation Energy Group, Inc.                                                                       52,704
 2,500  PPL Corp.                                                                                              90,500
                                                                             INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE   (000s OMITTED)          VALUE
SHORT-TERM INVESTMENTS 3.06%                                                                                 $542,000
(Cost $542,000)

Joint Repurchase Agreement 3.06%
Investment in a joint repurchase agreement
transaction with State Street Bank & Trust Co.
-- Dated 04-30-03, due 05-01-03 (Secured
by U.S. Treasury Inflation Indexed Bond
3.875% due 04-15-29, U.S. Treasury Inflation
Indexed Notes 3.375% due 01-15-07 and 3.000%
due 07-15-12)                                                                   1.280%           $542         542,000

TOTAL INVESTMENTS 101.94%                                                                                 $18,058,703

OTHER ASSETS AND LIABILITIES, NET (1.94%)                                                                   ($343,783)

TOTAL NET ASSETS 100.00%                                                                                  $17,714,920


* Non-income-producing security.

  Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

April 30, 2003
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $19,040,264)                           $18,058,703
Cash                                                                    1,745
Receivable for investments sold                                       161,812
Receivable for shares sold                                                982
Dividends and interest receivable                                      16,090
Other assets                                                               20

Total assets                                                       18,239,352

LIABILITIES
Payable for investments purchased                                     432,244
Payable for shares repurchased                                         45,420
Payable to affiliates                                                  24,717
Other payables and accrued expenses                                    22,051

Total liabilities                                                     524,432

NET ASSETS
Capital paid-in                                                    23,950,399
Accumulated net realized loss on investments                       (5,231,588)
Net unrealized depreciation of investments                           (981,561)
Accumulated net investment loss                                       (22,330)

Net assets                                                        $17,714,920

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($5,466,638 [DIV] 697,414 shares)                               $7.84
Class B ($7,422,524 [DIV] 954,490 shares)                               $7.78
Class C ($4,825,758 [DIV] 620,513 shares)                               $7.78

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($7.84 [DIV] 95%)                                             $8.25
Class C ($7.78 [DIV] 99%)                                               $7.86

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
April 30, 2003
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $872)                 $153,964
Interest                                                                4,368

Total investment income                                               158,332

EXPENSES
Investment management fee                                              77,289
Class A distribution and service fee                                    8,305
Class B distribution and service fee                                   38,321
Class C distribution and service fee                                   24,923
Transfer agent fee                                                     49,984
Registration and filing fee                                            21,310
Custodian fee                                                          13,858
Auditing fee                                                            9,918
Printing                                                                7,279
Accounting and legal services fee                                       2,431
Trustees' fee                                                             873
Miscellaneous                                                             685
Legal fees                                                                120

Total expenses                                                        255,296
Less expense reductions                                               (74,634)

Net expenses                                                          180,662

Net investment loss                                                   (22,330)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                   (1,128,732)
Change in net unrealized appreciation (depreciation)
  of investments                                                    1,388,045

Net realized and unrealized gain                                      259,313

Increase in net assets from operations                               $236,983

1 Semiannual period from 11-1-02 through 4-30-03.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                        PERIOD        PERIOD
                                                         ENDED         ENDED
                                                      10-31-02 1     4-30-03 2

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                                   ($68,104)     ($22,330)

Net realized loss                                   (4,102,856)   (1,128,732)
Change in net unrealized appreciation
  (depreciation)                                    (2,369,606)    1,388,045

Increase (decrease) in net assets
  resulting from operations                         (6,540,566)      236,983

From Fund share transactions                        26,371,642    (2,353,139)

NET ASSETS
Beginning of period                                         --    19,831,076

End of period 3                                    $19,831,076   $17,714,920


1 Inception period 2-25-02 through 10-31-02.

2 Semiannual period from 11-1-02 through 4-30-03. Unaudited.

3 Includes accumulated net investment loss of none and $22,330, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-02 1   4-30-03 2
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00       $7.67
Net investment income 3                                     -- 4      0.01
Net realized and unrealized gain (loss) on investments   (2.33)       0.16
Total from investment operations                         (2.33)       0.17

Net asset value, end of period                           $7.67       $7.84
Total return 5,6 (%)                                    (23.30)7      2.22 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $6          $5
Ratio of expenses to average net assets (%)               1.50 8      1.50 8
Ratio of adjusted expenses to average net assets 9 (%)    2.40 8      2.32 8
Ratio of net investment income to average net assets (%)    -- 8      0.24 8
Portfolio turnover (%)                                      70          40


See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-02 1   4-30-03 2
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00       $7.64
Net investment loss 3                                    (0.04)      (0.02)
Net realized and unrealized gain (loss) on investments   (2.32)       0.16
Total from investment operations                         (2.36)       0.14

Net asset value, end of period                           $7.64       $7.78
Total return 5,6 (%)                                    (23.60)7      1.83 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $8          $7
Ratio of expenses to average net assets (%)               2.20 8      2.20 8
Ratio of adjusted expenses to average net assets 9 (%)    3.10 8      3.02 8
Ratio of net investment loss to average net assets (%)   (0.69)8     (0.45)8
Portfolio turnover (%)                                      70          40


See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-02 1   4-30-03 2
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00       $7.64
Net investment loss 3                                    (0.04)      (0.02)
Net realized and unrealized gain (loss) on investments   (2.32)       0.16
Total from investment operations                         (2.36)       0.14

Net asset value, end of period                           $7.64       $7.78
Total return 5,6 (%)                                    (23.60)7      1.83 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $6          $5
Ratio of expenses to average net assets (%)               2.20 8      2.20 8
Ratio of adjusted expenses to average net assets 9 (%)    3.10 8      3.02 8
Ratio of net investment loss to average net assets (%)   (0.69)8     (0.46)8
Portfolio turnover (%)                                      70          40

1 Class A, Class B, and Class C shares began operations on 2-25-02.

2 Semiannual period from 11-1-02 through 4-30-03. Unaudited.

3 Based on the average of the shares outstanding.

4 Less than $0.01 per share.

5 Assumes dividend reinvestment and does not reflect the effect of sales charges.

6 Total returns would have been lower had certain expenses not been reduced during the periods shown.

7 Not annualized.

8 Annualized.

9 Does not take into consideration expense reductions during the periods shown.


See notes to
financial statements.



NOTES TO
STATEMENTS

(Unaudited)

NOTE A
Accounting policies

John Hancock Large Cap Spectrum Fund (the "Fund") is a non-diversified series of John Hancock Equity Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital. The Fund's assets will be allocated among three investment styles: growth, core and value.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2003.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $4,063,884 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires October 31, 2010.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.85% of the Fund's average daily net asset value. The Adviser has a subadvisory agreement with Alliance Capital Management LP. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit the Fund's expenses, excluding distribution and service fees, to 1.20% of the Fund's average daily net assets, at least until February 28, 2004. Accordingly, the expense reduction amounted to $74,634 for the period ended April 30, 2003. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended April 30, 2003, JH Funds received net up-front sales charges of $12,942 with regard to sales of Class A shares. Of this amount, $1,876 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $9,179 was paid as sales commissions to unrelated broker-dealers and $1,887 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended April 30, 2003, JH Funds received net up-front sales charges of $3,802 with regard to sales of Class C shares. Of this amount, $3,776 was paid as sales commissions to unrelated broker-dealers and $26 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended April 30, 2003, CDSCs received by JH Funds amounted to $21,517 for Class B shares and $2,525 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of approximately 0.03% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                           PERIOD ENDED 10-31-02 1  PERIOD ENDED 4-30-03 2
                            SHARES        AMOUNT     SHARES       AMOUNT
CLASS A SHARES
Sold                     1,065,563   $10,469,656     88,621     $676,568
Repurchased               (278,331)   (2,309,288)  (178,439)  (1,344,146)
Net increase (decrease)    787,232    $8,160,368    (89,818)   ($667,578)

CLASS B SHARES
Sold                     1,455,953   $14,180,950     95,719     $723,843
Repurchased               (373,460)   (3,099,618)  (223,722)  (1,656,506)
Net increase (decrease)  1,082,493   $11,081,332   (128,003)   ($932,663)

CLASS C SHARES
Sold                       885,678    $8,455,714     55,398     $425,246
Repurchased               (162,390)   (1,325,772)  (158,173)  (1,178,144)
Net increase (decrease)    723,288    $7,129,942   (102,775)   ($752,898)

NET INCREASE (DECREASE)  2,593,013   $26,371,642   (320,596) ($2,353,139)

1 Inception period from 2-25-02 through 10-31-02.

2 Semiannual period from 11-1-02 through 4-30-03. Unaudited.



NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2003, aggregated $7,067,421 and $8,633,226, respectively.

The cost of investments owned on April 30, 2003, including short-term investments, for federal income tax purposes was $19,079,236. Gross unrealized appreciation and depreciation of investments aggregated $716,176 and $1,736,709, respectively, resulting in net unrealized depreciation of $1,020,533. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.



OUR FAMILY
OF FUNDS

-----------------------------------------------------------------
Equity                        Balanced Fund
                              Classic Value Fund
                              Core Equity Fund
                              Focused Equity Fund
                              Growth Trends Fund
                              Large Cap Equity Fund
                              Large Cap Growth Fund
                              Large Cap Spectrum Fund
                              Mid Cap Growth Fund
                              Multi Cap Growth Fund
                              Small Cap Equity Fund
                              Small Cap Growth Fund
                              Sovereign Investors Fund
                              U.S. Global Leaders Growth Fund
-----------------------------------------------------------------
Sector                        Biotechnology Fund
                              Financial Industries Fund
                              Health Sciences Fund
                              Real Estate Fund
                              Regional Bank Fund
                              Technology Fund
-----------------------------------------------------------------
Income                        Bond Fund
                              Government Income Fund
                              High Income Fund
                              High Yield Bond Fund
                              Investment Grade Bond Fund
                              Strategic Income Fund
-----------------------------------------------------------------
International                 International Fund
                              Pacific Basin Equities Fund
-----------------------------------------------------------------
Tax-Free Income               California Tax-Free Income Fund
                              High Yield Municipal Bond Fund
                              Massachusetts Tax-Free Income Fund
                              New York Tax-Free Income Fund
                              Tax-Free Bond Fund
-----------------------------------------------------------------
Money Market                  Money Market Fund
                              U.S. Government Cash Reserve

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.



ELECTRONIC
DELIVERY

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John Hancock Funds

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through the U.S. mail, we'll notify you by e-mail when these documents
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FOR YOUR
INFORMATION

TRUSTEES

Dennis S. Aronowitz
Richard P. Chapman, Jr.
William J. Cosgrove
John M. DeCiccio
Richard A. Farrell
Maureen R. Ford
William F. Glavin*
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt

*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER

Alliance Capital Management, L.P.
1345 Avenue of the Americas
New York, New York 10105

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                       www.jhfunds.com

By regular mail                       John Hancock Signature Services, Inc.
                                      1 John Hancock Way, Suite 1000
                                      Boston, MA 02217-1000

By express mail                       John Hancock Signature Services, Inc.
                                      Attn: Mutual Fund Image Operations
                                      529 Main Street
                                      Charlestown, MA 02129

Customer service representatives      1-800-225-5291

24-hour automated information         1-800-338-8080

TDD line                              1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Large Cap Spectrum Fund.

670SA  4/03
       6/03

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

No change from the information set forth in Item 27 of the Registration Statement of John Hancock Investment Trust (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment company Act of 1940 (File Nos. 2-10156 and 811-0560), which information is incorporated herein by reference.

ITEM 16. EXHIBITS:

1        Registrant's Amended and Restated       Filed as Exhibit 99.a to Registrant's
         Declaration of Trust                    Registration Statement on Form N-1A and
                                                 incorporated herein by reference to
                                                 post-effective amendment no. 94 (file
                                                 nos. 811-0560 and 2-10156 on February
                                                 28, 2003 accession no. 0001010521-03-000102)
                                                 ("PEA 94")

1.1      Amendment to Amended and Restated       Filed as Exhibit 99.a.1 to Registrant's
         Declaration of Trust                    Registration Statement on Form N-1A and
                                                 incorporated herein by reference to
                                                 post-effective amendment no. 95 (file
                                                 nos. 811-0560 and 2-10156 on August
                                                 5, 2003 accession no. 0001010521-03-000256)
                                                 ("PEA 95")

2        Amended and Restated By-Laws of         Filed as Exhibit 99.b to Registrant's
         Registrant.                             Registration Statement on Form N-1A and
                                                 incorporated herein by reference to
                                                 post-effective amendment no. 77 (file
                                                 nos. 811-0560 and 2-10156 on December 20,
                                                 1997, accession no. 0001010521-96-000224)
                                                 ("PEA 77")

2.1      Amendment to Amended and Restated       Filed as Exhibit b.1 to PEA 94 and
         By-Laws of Registrant                   incorporated herein by reference

3        Not applicable

4        Form of Agreement and Plan of           Filed herewith as Exhibit B to the Proxy
         reorganization                          Statement and Prospectus included as Part
                                                 A of this Registration Statement

5        Not applicable

6        Investment Management Contract          Filed as Exhibit 99.d to Registrant's
         between Large Cap Equity Fund and       Registration Statement on Form N-1A and
         John Hancock Advisers, LLC              incorporated herein by reference to
                                                 post-effective amendment no. 73 (file
                                                 nos. 811-0560 and 2-10156 on May 10,
                                                 1995, accession
                                                 no. 0000950135-95-001122) ("PEA 73")

6.1      Investment Management Contract          Filed as Exhibit 99.d.1 to Registrant's
         between the John Hancock Sovereign      Registration Statement on Form N-1A and
         Investors Fund, John Hancock Balanced   incorporated herein by reference to
         Fund and John Hancock Advisers, LLC     post-effective amendment no. 78 (file
                                                 nos. 811-0560 and 2-10156 on February 27,
                                                 1997, accession
                                                 no. 0001010521-97-000228) ("PEA 78")

6.2      Investment Management Contract          Filed as Exhibit 99.d.2 to Registrant's
         between the John Hancock Real Estate    Registration Statement on Form N-1A and
         Fund and John Hancock Advisers, LLC     incorporated herein by reference to
                                                 post-effective amendment no. 84 (file
                                                 nos. 811-0560 and 2-10156 on April 27,
                                                 1999, accession
                                                 no. 0001010521-00-000194) ("PEA 84")

6.3      Investment Management Contract          Filed as Exhibit 99.d.3 to Registrant's
         between the John Hancock Fundamental    Registration Statement on Form N-1A and
         Value Fund and John Hancock Advisers,   incorporated herein by reference to
         LLC                                     post-effective amendment no. 90 (file
                                                 nos. 811-0560 and 2-10156 on June 25,
                                                 2001, accession no. 0001010521-01-500061)
                                                 ("PEA 90")



6.4      Investment Management Contract          Filed as Exhibit 99.d.4 to Registrant's
         between the John Hancock Strategic      Registration Statement on Form N-1A and
         Growth Fund and John Hancock            incorporated herein by reference to
         Advisers, LLC                           post-effective amendment no. 93 (file
                                                 nos. 811-0560 and 2-10156 on February 27,
                                                 2002, accession no. 0001010521-02-000112)
                                                 ("PEA 93")

7        Distribution Agreement between the      Filed as Exhibit 99.e to PEA 73 and
         Registrant and John Hancock Funds, LLC  incorporated herein by reference

7.1      Amendment to Distribution Agreement     Filed as Exhibit 99.e.1 to PEA 78 and
         between the Registrant and John         incorporated herein by reference
         Hancock Funds, LLC

7.2      Form of Soliciting Dealer Agreement     Filed as Exhibit 99.e.2 to PEA 73 and
         between John Hancock Funds LLC and      incorporated herein by reference
         Selected Dealers

7.3      Form of Financial Institution Sales     Filed as Exhibit 99.e.3 to PEA 73 and
         and Service agreement between John      incorporated herein by reference
         Hancock Funds, LLC and John Hancock
         funds

7.4      Amendment to Distribution Agreement     Filed as Exhibit 99.e.4 to PEA 84 and
         between the John Hancock Real Estate    incorporated herein by reference
         Fund and John Hancock Funds, LLC

7.5      Amendment to Distribution Agreement     Filed as Exhibit 99.e.5 to PEA 90 and
         between the John Hancock Fundamental    incorporated herein by reference
         Value Fund and John Hancock Funds LLC

7.6      Amendment to Distribution Agreement     Filed as Exhibit 99.e.6 to PEA 93 and
         between the John Hancock Strategic      incorporated herein by reference
         Growth Fund and John Hancock Funds,
         LLC

8        Not applicable.

9        Master Custodian Agreement between      Filed as Exhibit 99.g to Registrant's
         John Hancock Mutual Funds (including    Registration Statement on Form N-1A and
         Registrant) and The Bank of New York    incorporated herein by reference to
                                                 post-effective amendment no. 92 (file
                                                 nos. 811-0560 and 2-10156 on December 27,
                                                 2001, accession
                                                 no. 0001010521-01-500301) ("PEA 92")

10       Amended & Restate Master Transfer       Filed as Exhibit 99.h to Registrant's
         Agent Service Agreement between John    Registration Statement on Form N-1A and
         Hancock Mutual Funds (including         incorporated herein by reference to
         Registrant) and John Hancock Funds,     post-effective amendment no. 82 (file
         LLC                                     nos. 811-0560 and 2-10156 on July 15,
                                                 1998, accession
                                                 no. 0001010521-98-000292) ("PEA 82")

10.1     Amended & Restate Master Transfer       Filed as Exhibit 99.h.1 to PEA 84 and
         Agent Service Agreement between John    incorporated herein by reference
         Hancock Mutual Funds (including
         Registrant) and John Hancock Funds,
         LLC

10.2     Service Agreement between Charles       Filed as Exhibit 99.h.2 to Registrant's
         Schwab, John Hancock Funds, LLC and     Registration Statement on Form N-1A and
         John Hancock Large Cap Equity Fund      incorporated herein by reference to
                                                 post-effective amendment no. 88 (file
                                                 nos. 811-0560 and 2-10156 on March 15,
                                                 2001, accession
                                                 no. 0001010521-01-000199) ("PEA 88")

10.3     Amendment to Amended & Restate Master   Filed as Exhibit 99.h.3 to PEA 90 and
         Transfer Agent Service Agreement        incorporated herein by reference
         between John Hancock Fundamental
         Value Fund and John Hancock Funds, LLC



10.4     Amended & Restate Master Transfer       Filed as Exhibit 99.h.4 to PEA 93 and
         Agent Service Agreement between John    incorporated herein by reference
         Hancock Strategic Growth and John
         Hancock Funds, LLC

11       Class A and Class B Distribution        Filed as Exhibit 99.m to PEA 78 and
         Plans between John Hancock Sovereign    incorporated herein by reference.
         Investors Fund and John Hancock
         Funds, LLC

11.1     Class A and Class B Distribution        Filed as Exhibit 99.m.1 to PEA 78 and
         Plans between John Hancock Balanced     incorporated herein by reference
         Fund and John Hancock Funds, LLC

11.2     Class A and Class B Distribution        Filed as Exhibit 99.m.2 to PEA 73 and
         Plans between John Hancock Large Cap    incorporated herein by reference
         Equity Fund and John Hancock Funds,
         LLC

11.3     Class C Distribution Plans between      Filed as Exhibit 99.m.3 to PEA 82 and
         John Hancock Large Cap Equity Fund,     incorporated herein by reference
         John Hancock Sovereign Investors and
         John Hancock Funds, LLC

11.4     Class C Distribution Plans between      Filed as Exhibit 99.m.4 to PEA 84 and
         John Hancock Balanced Fund and John     incorporated herein by reference
         Hancock Funds, LLC

11.5     Class A, Class B and Class C            Filed as Exhibit 99.m.5 to PEA 90 and
         Distribution Plans between John         incorporated herein by reference
         Hancock Fundamental Value Fund and
         John Hancock Funds, LLC

11.6     Class A, Class B and Class C            Filed as Exhibit 99.m.6 to PEA 93 and
         Distribution Plans between John         incorporated herein by reference
         Hancock Strategic Growth Fund and
         John Hancock Funds, LLC

11.7     Class R Distribution Plans between      Filed as Exhibit 99.m.7 to PEA 95
         John Hancock Sovereign Investors Fund   and incorporated herein by reference
         and John Hancock Funds, LLC

11.8     Class R Service Plan between            Filed as Exhibit 99.m.8 to PEA 95
         John Hancock Sovereign Investors Fund   and incorporated herein by reference
         and John Hancock Funds, LLC

12       John Hancock Funds Class A, Class B     Filed as Exhibit 99.o to PEA 93 and
         and Class C Amended and restated        incorporated herein by reference
         Multiple Class Plan pursuant to Rule
         18f-3

12.1     John Hancock Funds Class A, Class B,    Filed as Exhibit 99.o.1 to PEA 88 and
         Class C and Class I Amended and         incorporated herein by reference
         restated Multiple Class Plan pursuant
         to Rule 18f-3

12.2     John Hancock Funds Class A, Class B,    Filed as Exhibit 99.o.2 to PEA 95 and
         Class C, Class I and Class R Amended    incorporated herein by reference
         and Restated Multiple Class Plan
         pursuant to Rule 18f-3


13       Revised Code of Ethics John Hancock     Filed as Exhibit 99.p to PEA 78 and
         Funds, LLC                              incorporated herein by reference


14       Opinion as to legality of shares and    Filed herewith as Exhibit 14
         consent

15       Form of opinion as to tax matters and   Filed herewith as Exhibit 15
         consent

16       Not applicable

17       Consent of Ernst & Young LLP            Filed herewith as Exhibit 17
         regarding the audited financial
         statements of John Hancock Sovereign
         Investors Fund and Consent of
         Deloitte & Touche LLP
         regarding the audited financial
         statements of John Hancock
         Dividend Performers Fund and consent
         of PricewaterhouseCoopers LLP
         regarding the audited financial
         statements of John Hancock Large Cap
         Spectrum Fund

18       Not applicable

19       Powers of Attorney                      Filed as addendum to signature pages and
                                                 incorporated herein by reference

20       Prospectus of John Hancock Sovereign    Filed herewith as Exhibit B to Part B of
         Investors Fund dated March 1, 2003      this Registration Statement.
         as revised October 1, 2003

20.1     Class I Prospectus of John Hancock      Filed herewith as Exhibit B to Part B of
         Sovereign Investors Fund dated March    this Registration Statement.
         1, 2003 as revised October 1, 2003

20.2     Prospectus of John Hancock              Filed herewith as Exhibit B to Part B of
         Dividend Performers Fund, dated         this Registration Statement
         July 1, 2003

20.3     Prospectus of John Hancock Large        Filed herewith as Exhibit B to Part B of
         Cap Spectrum Fund, dated March 1,       this Registration Statement
         2003 as revised October 1, 2003

21       Statement of Additional                 Filed herewith as Exhibit A and B
         Information of John Hancock             to Part B of this Registration
         Institutional Series Trust dated        Statement.
         July 1, 2003

21.1     Class A, B, C and R Statement of        Filed herewith as Exhibit A and B to Part
         Additional Information of John          B of this Registration Statement
         Hancock Sovereign Investors Fund
         dated August 5, 2003

21.2     Class I Statement of Additional         Filed herewith as Exhibit A and B to Part
         Information of Sovereign Investors      B of this Registration Statement
         Fund dated March 1, 2003

21.3     Class A, B and C Statement of           Filed herewith as Exhibit A and B to Part
         Additional Information of John          B of this Registration Statement
         Hancock Large Cap Spectrum Fund
         dated March 1, 2003

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective  amendment,  an
opinion  of  counsel   supporting   the  tax   consequence   of  each   proposed
reorganization within a responsible time after receipt of such opinion.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 28th day of August, 2003.

                   JOHN HANCOCK INVESTMENT TRUST


                   By:            *
                      -------------------------------------
                      Maureen Ford Goldfarb
                      Chairman, President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


        Signature                        Title                               Date
        ---------                        -----                               ----

         *
-----------------------             Trustee, Chairman, President and       August 28, 2003
Maureen Ford Goldfarb               Chief Executive Officer

         *
-----------------------             Senior Vice President and
Richard A. Brown                    Chief Financial Officer

/s/William H. King                  Vice President, Treasurer
-----------------------             (Chief Accounting Officer)
William H. King


          *                         Trustee
------------------------
James F. Carlin


          *                         Trustee
------------------------
William H. Cunningham


          *                         Trustee
------------------------
Ronald R. Dion

          *                         Trustee
------------------------
John M. DeCiccio

          *                         Trustee
------------------------
Charles L. Ladner

          *                         Trustee
------------------------
Steven R. Pruchansky


          *                         Trustee
------------------------
Norman H. Smith


          *                         Trustee
------------------------
John P. Toolan




*By:     /s/Susan S. Newton
         ------------------                                                August 28, 2003
         Susan S. Newton
         Attorney-in-Fact
         Power of Attorney dated
         June 23, 2001 and September 12, 2001.





Panel A
-------
John Hancock Capital Series                                      John Hancock Strategic Series
John Hancock Declaration Trust                                   John Hancock Tax-Exempt Series Fund
John Hancock Income Securities Trust                             John Hancock World Fund
John Hancock Investors Trust                                     John Hancock Investment Trust II
John Hancock Equity Trust                                        John Hancock Investment Trust III
John Hancock Sovereign Bond Fund


Panel B
-------
John Hancock Bank and Thrift Opportunity Fund                    John Hancock Patriot Global Dividend Fund
John Hancock Bond Trust                                          John Hancock Patriot Preferred Dividend Fund
John Hancock California Tax-Free Income Fund                     John Hancock Patriot Premium Dividend Fund I
John Hancock Current Interest                                    John Hancock Patriot Premium Dividend Fund II
John Hancock Institutional Series Trust                          John Hancock Patriot Select Dividend Trust
John Hancock Investment Trust                                    John Hancock Series Trust
John Hancock Cash Reserve, Inc.                                  John Hancock Tax-Free Bond Trust



                                POWER OF ATTORNEY
                                -----------------

         The undersigned Officer of each of the above listed Trusts, each a Massachusetts business trust, or Maryland Corporation, does hereby severally constitute and appoint SUSAN S. NEWTON, WILLIAM H. KING, AND AVERY P. MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the
Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 23rd day of June, 2001.


                                               /s/Richard A. Brown
                                               -------------------
                                               Richard A. Brown
                                               Chief Financial Officer



Commonwealth of Massachusetts                             )ss
----------------------------------------------------------
COUNTY OF Suffolk                                         )
          ------------------------------------------------

         Then personally appeared the above-named Richard A. Brown, who acknowledged the foregoing instrument to be his free act and deed, before me, this 23rd day of June, 2001.

                                 /s/Erika L. Nager
                                 -----------------
                                 Notary Public

                                 My Commission Expires:  June 14, 2007
                                                         -------------


s:\general\prwattn\01June23.doc


John Hancock Bank and Thrift Opportunity Fund                    John Hancock Patriot Global Dividend Fund
John Hancock Bond Trust                                          John Hancock Patriot Preferred Dividend Fund
John Hancock California Tax-Free Income Fund                     John Hancock Patriot Premium Dividend Fund I
John Hancock Current Interest                                    John Hancock Patriot Premium Dividend Fund II
John Hancock Institutional Series Trust                          John Hancock Patriot Select Dividend Trust
John Hancock Investment Trust                                    John Hancock Series Trust
John Hancock Cash Reserve, Inc.                                  John Hancock Tax-Free Bond Trust


                                POWER OF ATTORNEY

         The undersigned Trustee/Officer of each of the above listed Trusts, each a Massachusetts business trust or Maryland corporation, does hereby severally constitute and appoint Susan S. Newton, WILLIAM H. KING, and AVERY P.
MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form
N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 12th day of September, 2001.


/s/Maureen R. Ford                          /s/Charles L. Ladner
------------------                          --------------------
Maureen R. Ford, as                         Charles L. Ladner
Chairman and Chief
Executive Officer

/s/John M. DeCiccio                         /s/Steven R. Pruchansky
-------------------                         -----------------------
John M. DeCiccio, as Trustee                Steven R. Pruchansky

/s/James F. Carlin                          /s/Norman H. Smith
------------------                          ------------------
James F. Carlin                             Norman H. Smith

/s/William H. Cunningham                    /s/John P. Toolan
------------------------                    -----------------
William H. Cunningham                       John P. Toolan

/s/Ronald R. Dion
-----------------
Ronald R. Dion


COMMONWEALTH OF MASSACHIUSETTS)
------------------------------
                              )ss
COUNTY OF SUFFOLK             )
-----------------

         Then personally appeared the above-named Richard A. Brown, who acknowledged the foregoing instrument to be his free act and deed, before me, this 23rd day of June, 2001.

                                 /s/Erika Nager
                                 --------------
                                 Notary Public

                                 My Commission Expires:  June 14, 2007
                                                         -------------

s:\general\prwattn\01Sept12.doc




                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.                Description

4    Form of Agreement and Plan of Reorganization between John Hancock Sovereign
     Investors ("the Acquiring Fund") and John Hancock Large Cap Spectrum Fund and John Hancock Dividend Performers Fund (each an "Acquired Fund") (filed as EXHIBIT A to Part A of this Registration Statement).

14   Opinion as to legality of shares and consent.

15   Form of opinion as to tax matters and consents.

17 Consent of Ernst & Young LLP regarding the audited financial statements and highlights of John Hancock Sovereign Investors Fund. Consent of
     Deloitte & Touche LLP regarding the audited financial statements and highlights of the John Hancock Dividend Performers Fund. Consent of
     PricewaterhouseCoopers LLP regarding the audited financial statements and highlights of the John Hancock Large Cap Spectrum Fund.